THE ADVISORS' INNER CIRCLE FUND II

                                   PROSPECTUS



                               NOVEMBER 28, 2011

   FROST GROWTH EQUITY FUND (FORMERLY FROST CORE GROWTH EQUITY FUND) (FACEX)
                    FROST DIVIDEND VALUE EQUITY FUND (FADVX)
                    FROST STRATEGIC BALANCED FUND (FASTX)
             FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND (FAKDX)
                      FROST SMALL CAP EQUITY FUND (FAHMX)
                    FROST INTERNATIONAL EQUITY FUND (FANTX)
                      FROST LOW DURATION BOND FUND (FADLX)
                      FROST TOTAL RETURN BOND FUND (FATRX)
                       FROST MUNICIPAL BOND FUND (FAUMX)
                 FROST LOW DURATION MUNICIPAL BOND FUND (FALMX)
                 FROST KEMPNER TREASURY AND INCOME FUND
                    FROST LKCM MULTI-CAP EQUITY FUND
                  FROST LKCM SMALL-MID CAP EQUITY FUND
                   FROST DIVERSIFIED STRATEGIES FUND (FDSFX)
                      FROST NATURAL RESOURCES FUND (FNATX)




                                 CLASS A SHARES

                              INVESTMENT ADVISER:
                         FROST INVESTMENT ADVISORS, LLC

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:



                                                                    PAGE
      FROST GROWTH EQUITY FUND
            INVESTMENT OBJECTIVE .................................... 1
            FUND FEES AND EXPENSES .................................. 1
            PRINCIPAL INVESTMENT STRATEGIES ......................... 2
            PRINCIPAL RISKS ......................................... 3
            PERFORMANCE INFORMATION ................................. 4
            INVESTMENT ADVISER ...................................... 5
            PORTFOLIO MANAGERS ...................................... 5
            TAX INFORMATION ......................................... 6
      FROST DIVIDEND VALUE EQUITY FUND
            INVESTMENT OBJECTIVE .................................... 7
            FUND FEES AND EXPENSES .................................. 7
            PRINCIPAL INVESTMENT STRATEGIES ......................... 8
            PRINCIPAL RISKS ......................................... 9
            PERFORMANCE INFORMATION ................................. 9
            INVESTMENT ADVISER ......................................11
            PORTFOLIO MANAGERS ......................................11
            TAX INFORMATION .........................................11
      FROST STRATEGIC BALANCED FUND
            INVESTMENT OBJECTIVE ....................................12
            FUND FEES AND EXPENSES ..................................12
            PRINCIPAL INVESTMENT STRATEGIES .........................13
            PRINCIPAL RISKS .........................................14
            PERFORMANCE INFORMATION .................................14
            INVESTMENT ADVISER ......................................18
            PORTFOLIO MANAGERS ......................................19
            TAX INFORMATION .........................................19
      FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
            INVESTMENT OBJECTIVE ....................................20
            FUND FEES AND EXPENSES ..................................20
            PRINCIPAL INVESTMENT STRATEGIES .........................21
            PRINCIPAL RISKS .........................................21
            PERFORMANCE INFORMATION .................................22
            INVESTMENT ADVISER ......................................24
            PORTFOLIO MANAGERS ......................................24
            TAX INFORMATION .........................................24
      FROST SMALL CAP EQUITY FUND
            INVESTMENT OBJECTIVE ....................................25
            FUND FEES AND EXPENSES ..................................25
            PRINCIPAL INVESTMENT STRATEGIES .........................26
            PRINCIPAL RISKS .........................................27

            PERFORMANCE INFORMATION ..................................28
            INVESTMENT ADVISER .......................................30
            PORTFOLIO MANAGERS .......................................30
            TAX INFORMATION ..........................................30
      FROST INTERNATIONAL EQUITY FUND
            INVESTMENT OBJECTIVE .....................................31
            FUND FEES AND EXPENSES ...................................31
            PRINCIPAL INVESTMENT STRATEGIES ..........................32
            PRINCIPAL RISKS ..........................................33
            PERFORMANCE INFORMATION ..................................35
            INVESTMENT ADVISER .......................................36
            PORTFOLIO MANAGERS .......................................37
            TAX INFORMATION ..........................................37
      FROST LOW DURATION BOND FUND
            INVESTMENT OBJECTIVE .....................................38
            FUND FEES AND EXPENSES ...................................38
            PRINCIPAL INVESTMENT STRATEGIES ..........................39
            PRINCIPAL RISKS ..........................................39
            PERFORMANCE INFORMATION ..................................41
            INVESTMENT ADVISER .......................................42
            PORTFOLIO MANAGERS .......................................42
            TAX INFORMATION ..........................................43
      FROST TOTAL RETURN BOND FUND
            INVESTMENT OBJECTIVE .....................................44
            FUND FEES AND EXPENSES ...................................44
            PRINCIPAL INVESTMENT STRATEGIES ..........................45
            PRINCIPAL RISKS ..........................................45
            PERFORMANCE INFORMATION ..................................46
            INVESTMENT ADVISER .......................................48
            PORTFOLIO MANAGERS .......................................48
            TAX INFORMATION ..........................................48
      FROST MUNICIPAL BOND FUND
            INVESTMENT OBJECTIVE .....................................49
            FUND FEES AND EXPENSES ...................................49
            PRINCIPAL INVESTMENT STRATEGIES ..........................50
            PRINCIPAL RISKS ..........................................50
            PERFORMANCE INFORMATION ..................................52
            INVESTMENT ADVISER .......................................53
            PORTFOLIO MANAGERS .......................................53
            TAX INFORMATION ..........................................54
      FROST LOW DURATION MUNICIPAL BOND FUND
            INVESTMENT OBJECTIVE .....................................55
            FUND FEES AND EXPENSES ...................................55
            PRINCIPAL INVESTMENT STRATEGIES ..........................56
            PRINCIPAL RISKS ..........................................56
            PERFORMANCE INFORMATION ..................................58
            INVESTMENT ADVISER .......................................59

            PORTFOLIO MANAGERS ........................................59
            TAX INFORMATION ...........................................60
      FROST KEMPNER TREASURY AND INCOME FUND
            INVESTMENT OBJECTIVE ......................................61
            FUND FEES AND EXPENSES ....................................61
            PRINCIPAL INVESTMENT STRATEGIES ...........................62
            PRINCIPAL RISKS ...........................................62
            PERFORMANCE INFORMATION ...................................63
            INVESTMENT ADVISER ........................................64
            PORTFOLIO MANAGERS ........................................64
            TAX INFORMATION ...........................................65
      FROST LKCM MULTI-CAP EQUITY FUND
            INVESTMENT OBJECTIVE ......................................66
            FUND FEES AND EXPENSES ....................................66
            PRINCIPAL INVESTMENT STRATEGIES ...........................67
            PRINCIPAL RISKS ...........................................67
            PERFORMANCE INFORMATION ...................................68
            INVESTMENT ADVISER ........................................69
            PORTFOLIO MANAGERS ........................................69
            TAX INFORMATION ...........................................70
      FROST LKCM SMALL-MID CAP EQUITY FUND
            INVESTMENT OBJECTIVE ......................................71
            FUND FEES AND EXPENSES ....................................71
            PRINCIPAL INVESTMENT STRATEGIES ...........................72
            PRINCIPAL RISKS ...........................................72
            PERFORMANCE INFORMATION ...................................73
            INVESTMENT ADVISER ........................................74
            PORTFOLIO MANAGERS ........................................74
            TAX INFORMATION ...........................................74
      FROST DIVERSIFIED STRATEGIES FUND
            INVESTMENT OBJECTIVE ......................................75
            FUND FEES AND EXPENSES ....................................75
            PRINCIPAL INVESTMENT STRATEGIES ...........................76
            PRINCIPAL RISKS ...........................................77
            PERFORMANCE INFORMATION ...................................81
            INVESTMENT ADVISER ........................................81
            PORTFOLIO MANAGERS ........................................81
            TAX INFORMATION ...........................................82
      FROST NATURAL RESOURCES FUND
            INVESTMENT OBJECTIVE ......................................83
            FUND FEES AND EXPENSES ....................................83
            PRINCIPAL INVESTMENT STRATEGIES ...........................84
            PRINCIPAL RISKS ...........................................85
            PERFORMANCE INFORMATION ...................................87
            INVESTMENT ADVISER ........................................87
            PORTFOLIO MANAGERS ........................................88
            TAX INFORMATION ...........................................88

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND
     SHARES AND FINANCIAL INTERMEDIARY COMPENSATION ...................89
MORE INFORMATION ABOUT RISK ...........................................90
MORE INFORMATION ABOUT FUND INVESTMENTS ...............................91
INFORMATION ABOUT PORTFOLIO HOLDINGS ..................................92
INVESTMENT ADVISER ....................................................92
PORTFOLIO MANAGERS ....................................................94
SUB-ADVISERS ..........................................................96
PURCHASING, SELLING AND EXCHANGING FUND SHARES ........................99
SALES CHARGES ........................................................104
SHAREHOLDER SERVICING ARRANGEMENTS ...................................109
PAYMENTS TO FINANCIAL INTERMEDIARIES .................................109
OTHER POLICIES .......................................................110
DISTRIBUTION OF FUND SHARES ..........................................113
DIVIDENDS AND DISTRIBUTIONS ..........................................113
TAXES ................................................................114
FINANCIAL HIGHLIGHTS .................................................116
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS ................Back Cover

Class A Shares of the Frost Kempner Treasury and Income Fund, the Frost LKCM Multi-Cap Equity Fund and the Frost LKCM Small-Mid Cap Equity Fund are currently not available for purchase.

FROST GROWTH EQUITY FUND




INVESTMENT OBJECTIVE




The Frost Growth Equity Fund (the "Fund") seeks to achieve long-term capital appreciation.



FUND FEES AND EXPENSES




The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Frost Funds (Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 104 of this prospectus.




SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------------------
                                                                          CLASS A SHARES
-----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of           5.75%
offering price)
-----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)       None
-----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other           None
Distributions (as a percentage of offering price)
-----------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed if applicable)               None
-----------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)




-------------------------------------------------------
                                        CLASS A SHARES
-------------------------------------------------------
Management Fees                               0.80%
-------------------------------------------------------
Distribution (12b-1) Fees                     0.25%
-------------------------------------------------------
Other Expenses                                0.17%
-------------------------------------------------------
Acquired Fund Fees and Expenses               0.01%
-------------------------------------------------------
Total Annual Fund Operating Expenses(1)       1.23%
-------------------------------------------------------

(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------
       1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------
        $693       $943     $1,212      $1,978
-------------------------------------------------------




PORTFOLIO TURNOVER




The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.



PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund intends to invest in companies that Frost Investment Advisors, LLC (the "Adviser") believes will have growing revenues and earnings. The Fund will generally invest in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). The Adviser performs in-depth analyses of company fundamentals and industry dynamics to identify companies displaying strong earnings and revenue growth relative to the overall market or relative to their peer group, improving returns on equity and a sustainable competitive advantage.

The Adviser focuses on a number of factors to assess the growth potential of individual companies, such as:

     o    Historical and expected organic revenue growth rates;
     o    Historical and expected earnings growth rates;
     o    Signs of accelerating growth potential;
     o    Positive earnings revisions;
     o    Earnings momentum;
     o    Improving margin and return on equity trends; and
     o    Positive price momentum.

When an attractive growth opportunity is identified, the Adviser seeks to independently develop an intrinsic valuation for the stock. The Adviser believes that the value of a company is determined by discounting the company's future cash flows or earnings. Valuation factors considered in identifying securities for the Fund's portfolio include:

     o    Price/earnings ratio;
     o    Price/sales ratio;
     o    Price/earnings to growth ratio;
     o Enterprise value/earnings before interest, taxes, depreciation and amortization;
     o    Enterprise value/sales;
     o    Price/cash flow;
     o    Balance sheet strength; and
     o    Returns on equity and returns on invested capital.

The Adviser also seeks to understand a firm's competitive position and the industry dynamics in which the firm operates. The Adviser assesses industry growth potential, market share opportunities, cyclicality and pricing power. Further analysis focuses on corporate governance and management's ability to create value for shareholders.

The Adviser augments its independent fundamental research process with quantitative screens and models. The models are derived from proprietary research or securities industry research studies and score companies based upon a number of fundamental factors. The Adviser uses quantitative analysis to provide an additional layer of objectivity, discipline and consistency to its equity research process. This quantitative analysis complements the fundamental analyses that the Adviser conducts on companies during its stock selection process.

The Fund seeks to buy and hold securities for the long term and seeks to keep portfolio turnover to a minimum. However, the Adviser may sell a security if its price exceeds the Adviser's assessment of its fair value or in response to a negative company event, a change in management, poor relative price performance, achieved fair valuation, or a deterioration in a company's business prospects, performance or financial strength.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

GROWTH STYLE RISK-- The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.

The performance information provided includes the returns of Institutional Class Shares for periods prior to June 30, 2008. Institutional Class Shares of the Fund are offered in a separate prospectus. Institutional Class Shares would have substantially similar performance as Class A Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares. Institutional Class Shares performance presented has been adjusted to reflect the Distribution (12b-1) fees and, for the performance table, the Maximum Sales Charge (Load), applicable to Class A Shares.

Institutional Class Shares first became available on April 25, 2008, when the Fund succeeded to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to April 25, 2008. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which its performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

The bar chart figures do not include sales charges that may have been paid when investors bought and sold Class A Shares of the Fund. If sales charges were included, the returns would be lower. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.



                        2003               24.25%
                        2004                7.75%
                        2005                3.90%
                        2006                9.63%
                        2007               11.93%
                        2008              (37.55)%
                        2009               29.87%

                         2010              15.15%

                    BEST QUARTER       WORST QUARTER
                        15.48%            (20.79)%
                    (06/30/2009)        (12/31/2008)

The performance information shown above is based on a calendar year. The Fund's performance for Class A Shares from 1/1/11 to 9/30/11 was (9.18)%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Class A Shares' average annual total returns for the periods ended December 31, 2010 to those of the Russell 1000 Growth Index. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Performance Start Date.




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




                                                                     SINCE PERFORMANCE START DATE
                                              1 YEAR       5 YEARS             (5/31/02)
-------------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                       8.58%        1.55%              2.27%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS       8.57%         N/A                N/A
FUND RETURN AFTER TAXES ON DISTRIBUTIONS       5.59%         N/A                N/A
AND SALE OF FUND SHARES
RUSSELL 1000 GROWTH INDEX (REFLECTS NO        16.71%        3.75%              4.36%
DEDUCTION FOR FEES, EXPENSES, OR TAXES)




INVESTMENT ADVISER

Frost Investment Advisors, LLC ("Frost")

PORTFOLIO MANAGERS

Tom L. Stringfellow, CFA, CPA, CFP, President of Frost, and Senior Fund Manager has served on the portfolio team for the Fund since its inception.

Brad Thompson, CFA, Managing Director, Manager and Director of Research at Frost, has served on the portfolio team for the Fund since its inception.

John Lutz, CFA, Senior Research Analyst and Co-Manager at Frost, has served on the portfolio team for the Fund since its inception.




Stephen Coker, CFA, Senior Research Analyst and Co-Manager at Frost, has served on the portfolio team for the Fund since 2008.

TJ Qatato, CFA, Senior Research Analyst and Co-Manager at Frost, has served on the portfolio team for the Fund since 2011.




TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.



FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 89 OF THE PROSPECTUS.

FROST DIVIDEND VALUE EQUITY FUND

INVESTMENT OBJECTIVE

The Frost Dividend Value Equity Fund (the "Fund") seeks long-term capital appreciation and current income.

FUND FEES AND EXPENSES




The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Frost Funds (Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 104 of this prospectus.




SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------------
                                                                          CLASS A SHARES
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of           5.75%
offering price)
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)       None
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other           None
Distributions (as a percentage of offering price)
----------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)              None
----------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)




------------------------------------------------------
                                        CLASS A SHARES
------------------------------------------------------
Management Fees                               0.80%
------------------------------------------------------
Distribution (12b-1) Fees                     0.25%
------------------------------------------------------
Other Expenses                                0.17%
------------------------------------------------------
Acquired Fund Fees and Expenses               0.01%
------------------------------------------------------
Total Annual Fund Operating Expenses(1)       1.23%
------------------------------------------------------

(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.




EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




--------------------------------------------------------------------------------
            1 YEAR       3 YEARS       5 YEARS         10 YEARS
--------------------------------------------------------------------------------
             $693         $943          $1,212          $1,978
--------------------------------------------------------------------------------





PORTFOLIO TURNOVER




The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 82% of the average value of its portfolio.



PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that pay, or are expected to pay, dividends. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund will generally invest in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). The Adviser expects that the Fund's investments in foreign companies will normally represent less than 30% of the Fund's assets.

The Adviser seeks to identify and invest in companies that have attractive valuations and a dividend that has the potential to grow as fast as inflation and whose yield is greater than the market or its sector or industry average. The Adviser considers dividends to be a significant component of total long-term equity returns and focuses on the sustainability and growth of dividends with attractive yields. To access the sustainability of a firm's dividend, the Adviser analyzes a firm's dividend history, its competitive position and the industry dynamics in which the firm operates.

The Adviser employs both quantitative and qualitative analyses to select companies that have capital appreciation and dividend growth potential, with a focus on the following stock characteristics:

     o    Attractive valuation based on intrinsic, absolute and relative value;
     o    Dividend yields greater than the market or their sector or industry;
     o History of growing dividends with the likelihood of sustainable growth of dividends;
     o Attractive business models that generate the necessary cash flow to cover and sustain the dividend and its growth; and
     o    Sound balance sheets.

The Adviser seeks to manage the Fund in a tax-efficient manner although portfolio turnover rates can vary, depending upon market conditions. The Adviser has disciplines in place that serve as sell signals, such as if the price of the security exceeds the Adviser's assessment of its fair value or in response to dividend yield declining below the Adviser's yield objective, a negative company event, a change in management, poor relative price performance, or a deterioration in a company's business prospects, performance or financial strength.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

INVESTMENT STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.

The performance information provided includes the returns of Institutional Class Shares for periods prior to June 30, 2008. Institutional Class Shares of the Fund are offered in a separate prospectus. Institutional Class Shares would have substantially similar performance as Class A Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares. Institutional Class Shares performance presented has been adjusted to reflect the Distribution (12b-1) fees and, for the performance table, the Maximum Sales Charge (Load), applicable to Class A Shares.

Institutional Class Shares first became available on April 25, 2008, when the Fund succeeded to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to April 25, 2008. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which its performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

The bar chart figures do not include sales charges that may have been paid when investors bought and sold Class A Shares of the Fund. If sales charges were included, the returns would be lower. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.




                         2003                   21.13%
                         2004                   13.85%
                         2005                    8.95%
                         2006                   21.40%
                         2007                    9.37%
                         2008                  (28.41)%
                         2009                   24.82%
                         2010                   12.17%




                    BEST QUARTER            WORST QUARTER
                       19.06%                  (16.85)%
                    (06/30/2009)            (12/31/2008)




The performance information shown above is based on a calendar year. The Fund's performance for Class A Shares from 1/1/11 to 9/30/11 was (10.97)%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Class A Shares' average annual total returns for the periods ended December 31, 2010 to those of the Russell 1000 Value Index. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Performance Start Date.




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                               SINCE PERFORMANCE START DATE
                                              1 YEAR      5 YEARS    (5/31/02)
--------------------------------------------------------------------------------
 FUND RETURN BEFORE TAXES                      5.72%       4.63%      5.12%
 FUND RETURN AFTER TAXES ON DISTRIBUTIONS      5.45%        N/A        N/A
 FUND RETURN AFTER TAXES ON DISTRIBUTIONS      4.01%        N/A        N/A
 AND SALE OF FUND SHARES
 RUSSELL 1000 VALUE INDEX (REFLECTS NO        15.51%       1.28%      4.38%
 DEDUCTION FOR FEES, EXPENSES, OR TAXES)




INVESTMENT ADVISER

Frost Investment Advisors, LLC ("Frost")

PORTFOLIO MANAGERS

C. Murray Fichtner, Senior Fund Manager at Frost, has served on the portfolio team for the Fund since its inception.

Brad Thompson, CFA, Managing Director, Co-Manager and Director of Research at Frost, has served on the portfolio team for the Fund since its inception.

Michael R. Brell, CFA, Senior Research Analyst and Co-Manager at Frost, has served on the portfolio team for the Fund since its inception.

Theodore H. Harper, Senior Research Analyst and Co-Manager at Frost, has served on the portfolio team for the Fund since its inception.

TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.



FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 89 OF THE PROSPECTUS.

FROST STRATEGIC BALANCED FUND

INVESTMENT OBJECTIVE

The Frost Strategic Balanced Fund (the "Fund") seeks long-term capital appreciation and current income.

FUND FEES AND EXPENSES



The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Frost Funds (Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 104 of this prospectus.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------------
                                                                          CLASS A SHARES
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of           5.75%
offering price)
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)       None
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other           None
Distributions (as a percentage of offering price)
----------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)              None
----------------------------------------------------------------------------------------




ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)




-------------------------------------------------------------
                                               CLASS A SHARES
-------------------------------------------------------------
Management Fees                                     0.70%
-------------------------------------------------------------
Distribution (12b-1) Fees                           0.25%
-------------------------------------------------------------
Other Expenses                                      0.75%
-------------------------------------------------------------
Acquired Fund Fees and Expenses                     0.33%
-------------------------------------------------------------
Total Annual Fund Operating Expenses(1)             2.03%
-------------------------------------------------------------

(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       -------------------------------------------------------------
                1 YEAR     3 YEARS     5 YEARS      10 YEARS
       -------------------------------------------------------------
                $769       $1,175      $1,605        $2,798
       -------------------------------------------------------------



PORTFOLIO TURNOVER




The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.



PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund seeks to achieve its investment objective by investing in a diversified portfolio of global fixed income and equity securities. The overarching principle of Frost Investment Advisors, LLC (the "Adviser") is to structure the Fund to be well diversified across many asset classes and securities. In selecting securities for the Fund, the Adviser uses the following strategies:

     o    Strategic asset allocation;
     o    Tactical asset allocation;
     o    Security selection;
     o    Bond asset class allocation;
     o    Foreign currency exposure; and
     o    Derivatives.

Between 40% to 80% of the Fund's assets may be invested in domestic and international equity securities, including emerging markets equity securities. The balance of the Fund's portfolio will be invested in fixed income asset classes and cash. Additionally, up to 40% of the Fund's assets may be invested in non-core equity classes/styles such as real estate, infrastructure or commodities, and hedged equity, which may also be internationally diversified. The Adviser may alter these asset allocation guidelines according to its outlook for each asset class. As an alternative to directly investing in securities in these asset classes, the Fund may also invest in other investment companies, including mutual funds, closed-end funds and exchange-traded funds ("ETFs"), to gain exposure to equity and fixed-income markets. The degree to which the Fund invests in other investment companies for these purposes will vary, and at times may be significant, depending on factors such as overall Fund asset levels and the Adviser's views on the most efficient method for achieving diversified exposure to a particular asset class consistent with the Fund's investment objective. The Fund may also invest in derivatives to manage risk, increase or decrease exposure to an asset class, and/or to enhance total return. The Fund is reallocated at least annually to manage asset class drift and improve the risk-reward profile of the Fund.

The Fund's asset class selection is based on the Adviser's outlook for the reward and risks presented by each asset class. These assumptions are used in a model-driven framework to make allocation decisions. The principal strategy offers diversification and breadth by providing access to a broad array of sources of returns through exposure to a broad selection of partially correlated asset classes. The Adviser directs the Fund's asset market allocation toward opportunities that are identified to be greater and away from those that are smaller.

The Adviser has discretion to add or remove asset classes from the Fund based on its analysis of valuation, opportunity and risk, provided the Fund's asset allocation guidelines are met.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

DERIVATIVES RISKS -- Derivatives may involve risks different from, and possibly greater than, those of traditional investments. The Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include the following risks associated with hedging and leveraging activities:

     o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

     o The Fund may experience losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

     o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

     o    There may not be a liquid secondary market for derivatives.

     o    Trading restrictions or limitations may be imposed by an exchange.

     o    Government regulations may restrict trading derivatives.

     o The other party to an agreement (e.g., options or expense swaps) may default; however, in certain circumstances, such counterparty risk may be reduced by having an organization with very good credit act as intermediary. Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

REAL ESTATE RISK -- The Fund may invest in funds, ETFs or companies that invest in real estate. Real estate risk is the risk that real estate will underperform the market as a whole. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Real estate can be affected by changes in real estate values and rental income, changes in interest rates, changing demographics and regional economic cycles.

REIT RISK -- Real Estate Investment Trusts ("REITs") are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

ALLOCATION RISK -- The Fund will allocate its investments between various asset classes, including derivatives. These investments are based upon judgments made by the Adviser, which may not accurately predict changes in the market.
As a result, the Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of American Depository Receipts ("ADRs"), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKET SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

INTEREST RATE RISK - As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

CREDIT RISK - The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

INVESTMENTS IN INVESTMENT COMPANIES AND ETFS -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent the Fund invests in other investment companies, such as ETFs, closed-end funds and other mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund's ability to invest in other investment companies.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance.

The performance information provided includes the returns of Institutional Class Shares for periods prior to June 30, 2008. Institutional Class Shares of the Fund are offered in a separate prospectus. Institutional Class Shares would have substantially similar performance as Class A Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares. Institutional Class Shares performance presented has been adjusted to reflect the Distribution (12b-1) fees and, for the performance table, the Maximum Sales Charge (Load), applicable to Class A Shares.

Institutional Class Shares first became available on June 30, 2008, when the Fund succeeded to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to June 30, 2008. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which its performance can be calculated applying the relevant performance standards is July 31, 2006 ("Performance Start Date").

The bar chart figures do not include sales charges that may have been paid when investors bought and sold Class A Shares of the Fund. If sales charges were included, the returns would be lower. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.



                          2007                7.41%
                          2008              (25.01)%
                          2009               25.13%
                          2010               10.29%



                      BEST QUARTER       WORST QUARTER
                         13.22%            (11.48)%
                      (06/30/2009)       (12/31/2008)




The performance information shown above is based on a calendar year. The Fund's performance for Class A Shares from 1/1/11 to 9/30/11 was (7.29)%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Class A Shares' average annual total returns for the periods ended December 31, 2010 to appropriate broad-based indices. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Performance Start Date.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                          SINCE PERFORMANCE START DATE
                                               1 YEAR             (7/31/06)
--------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                         3.92%              2.80%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS         3.56%               N/A
FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND     2.74%               N/A
SALE OF FUND SHARES
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,  15.06%              1.84%
EXPENSES, OR TAXES)
MSCI ALL COUNTRY WORLD EX-US INDEX (REFLECTS    11.15%              3.06%
NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)
BARCLAYS CAPITAL US AGGREGATE INDEX (REFLECTS    6.54%              6.44%
NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)
48/12/40 BLENDED INDEX RETURN (REFLECTS NO      11.71%              4.32%
DEDUCTION FOR FEES, EXPENSES, OR TAXES)



INVESTMENT ADVISER

Frost Investment Advisors, LLC ("Frost")

PORTFOLIO MANAGERS

Brad Thompson, CFA, Managing Director, Senior Fund Manager and Director of Research at Frost, has served on the portfolio team for the Fund since its inception.

Justin Hopkins, Co-Manager and Mutual Fund Analyst and Trader at Frost, has served on the portfolio team for the Fund since its inception.

TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.



FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 89 OF THE PROSPECTUS.

FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

INVESTMENT OBJECTIVE

The Frost Kempner Multi-Cap Deep Value Equity Fund (the "Fund") seeks to generate a total pre-tax return, including capital growth and dividends, greater than the rate of inflation over a three-to-five year period.

FUND FEES AND EXPENSES




The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Frost Funds (Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 104 of this prospectus.





SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------------
                                                                          CLASS A SHARES
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of           5.75%
offering price)
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)       None
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other           None
Distributions (as a percentage of offering price)
----------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)              None
----------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)




------------------------------------------------------------
                                           CLASS A SHARES
------------------------------------------------------------
Management Fees                                  0.59%
------------------------------------------------------------
Distribution (12b-1) Fees                        0.25%
------------------------------------------------------------
Other Expenses                                   0.19%
------------------------------------------------------------
Acquired Fund Fees and Expenses                  0.02%
------------------------------------------------------------
Total Annual Fund Operating Expenses(1)          1.05%
------------------------------------------------------------

(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.




EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




     ------------------------------------------------------------
                1 YEAR     3 YEARS     5 YEARS     10 YEARS
     ------------------------------------------------------------
                 $676       $890       $1,121       $1,784
     ------------------------------------------------------------




PORTFOLIO TURNOVER




The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.




PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund invests primarily in common stocks, but may also invest in other types of equity securities, such as preferred stock, convertible securities, warrants or other similar publicly traded securities. The Fund may also purchase American Depositary Receipts ("ADRs").

In selecting securities for the Fund, the Fund's sub-adviser, Kempner Capital Management, Inc., ("KCM") utilizes a deep value style of investing in which it chooses securities that it believes are currently undervalued in the market but have earnings potential or other factors that make them attractive. The securities purchased are frequently out of favor with or have been ignored by the investment community market and thus provide the opportunity to purchase at prices significantly below their true value. KCM analyzes securities on an individual, bottom-up basis, to determine which securities can deliver capital appreciation and steady dividend earnings over the long-term. The Fund may invest in companies of all capitalizations.

KCM selects securities for the Fund's portfolio based on individual stocks rather than on industries or industry groups. KCM screens a universe of approximately 7,500 stocks to find companies which meet most of its criteria for price-earnings ratio (15X), projected 12-month earnings, price/cash flow multiple, price/book multiple and price less than or equal to 20% above the 52-week low. A dividend yield is required. KCM considers it unrealistic for it to be able to purchase a stock at its bottom, and as a result, KCM purchases securities for the Fund's portfolio gradually, averaging down. KCM also considers it unrealistic for it to be able to sell a stock at its highest price level, and as a result, KCM seeks to lock in reasonable returns when they are offered and generally sells gradually as an issue rises.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

INVESTMENT STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.

The performance information provided includes the returns of Institutional Class Shares for periods prior to June 30, 2008. Institutional Class Shares of the Fund are offered in a separate prospectus. Institutional Class Shares would have substantially similar performance as Class A Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares. Institutional Class Shares performance presented has been adjusted to reflect the Distribution (12b-1) fees and, for the performance table, the Maximum Sales Charge (Load), applicable to Class A Shares.




Institutional Class Shares first became available on April 25, 2008, when the Fund succeeded to the assets and operations of a common trust fund that was managed by The Frost National Bank and sub-advised by

KCM (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to April 25, 2008. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which its performance can be calculated applying the relevant performance standards is July 31, 2002 ("Performance Start Date").



The bar chart figures do not include sales charges that may have been paid when investors bought and sold Class A Shares of the Fund. If sales charges were included, the returns would be lower. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.




                           2003             25.47%
                           2004             13.91%
                           2005              0.98%
                           2006             15.24%
                           2007             (3.18)%
                           2008            (34.17)%
                           2009             23.41%
                           2010             14.08%



                       BEST QUARTER      WORST QUARTER
                          18.59%           (20.35)%
                       (09/30/2009)      (12/31/2008)




The performance information shown above is based on a calendar year. The Fund's performance for Class A Shares from 1/1/11 to 9/30/11 was (11.25)%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Class A Shares' average annual total returns for the periods ended December 31, 2010 to those of the S&P 500/Citigroup Value Index and the Lipper Multi-Cap Value Funds Index. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Performance Start Date.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




                                                                   SINCE PERFORMANCE START DATE
                                                1 YEAR    5 YEARS           (7/31/02)
-----------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                         7.53%    (0.52)%             3.58%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS         7.23%      N/A                N/A
FUND RETURN AFTER TAXES ON DISTRIBUTIONS         5.21%      N/A                N/A
AND SALE OF FUND SHARES
S&P 500/CITIGROUP VALUE INDEX RETURN            15.10%     0.87%              6.08%
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR
 TAXES)
 LIPPER MULTI-CAP VALUE FUNDS INDEX             16.15%     1.38%              6.18%
 RETURN (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES, OR TAXES)

INVESTMENT ADVISER

Frost Investment Advisors, LLC serves as investment adviser to the Fund ("Frost"). Kempner Capital Management, Inc. serves as investment sub-adviser to the Fund ("Kempner").

PORTFOLIO MANAGERS

Harris L. Kempner, Jr., President of Kempner, has served on the portfolio team for the Fund since its inception.

R. Patrick Rowles, Executive Vice President of Kempner, has served on the portfolio team for the Fund since its inception.

M. Shawn Gault, Vice President of Kempner, has served on the portfolio team for the Fund since its inception.

TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.



FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 89 OF THE PROSPECTUS.

FROST SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Frost Small Cap Equity Fund (the "Fund") seeks to maximize total return.

FUND FEES AND EXPENSES




The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Frost Funds (Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 104 of this prospectus.




SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------------
                                                                          CLASS A SHARES
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of           5.75%
offering price)
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)       None
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other           None
Distributions (as a percentage of offering price)
----------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)              None
----------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)




--------------------------------------------------------
                                        CLASS A SHARES
--------------------------------------------------------
Management Fees                              0.92%
--------------------------------------------------------
Distribution (12b-1) Fees                    0.25%
--------------------------------------------------------
Other Expenses                               0.18%
--------------------------------------------------------
Total Annual Fund Operating Expenses         1.35%
--------------------------------------------------------




EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




             ----------------------------------------------
              1 YEAR      3 YEARS     5 YEARS     10 YEARS
             ----------------------------------------------
               $705        $978       $1,272       $2,105
             ----------------------------------------------

PORTFOLIO TURNOVER



The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 144% of the average value of its portfolio.



PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small-capitalization companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders.

The Fund uses a multi-manager approach, relying upon two sub-advisers, Cambiar Investors, LLC ("Cambiar") and Artio Global Management LLC ("Artio Global"), with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of the Fund's adviser, Frost Investment Advisors, LLC. The Fund intends to invest in companies that Cambiar and Artio Global believe are undervalued, profitable, and capable of generating significant cash flow. In managing the Fund, Cambiar will select and manage its portion of the Fund's portfolio with a bias toward value-oriented small-cap stocks while Artio Global will select and manage its portion of the Fund's portfolio with a bias toward growth-oriented small-cap stocks. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell side analysts, and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

In selecting investments for the Fund, Cambiar utilizes a bottom-up, research-focused investment philosophy that seeks to identify quality companies that are currently undervalued to their historical trading range, yet demonstrate catalysts not yet recognized by the market that could result in significant appreciation over a 1-2 year time horizon. While Cambiar may use various metrics in selecting securities for the Fund, a company must possess the following characteristics: attractive valuation, an identifiable performance catalyst(s) and material upside potential. In selecting investments for the Fund, Cambiar generally considers small-capitalization companies to be those companies with total market capitalizations less than $3 billion at the time of initial purchase. In implementing its sell discipline, Cambiar sells stocks once a stock reaches its price target, when there is a decline in fundamentals, or the anticipated catalyst at purchase fails to materialize. Stocks may also be sold in favor of a more attractive investment opportunity. Cambiar will also trim a holding if it becomes an outsized position within the Fund's portfolio.

In selecting investments for the Fund, Artio Global will focus on companies that generally possess the following attributes:

     o    companies with economic earnings or free cash flow generation;

     o companies with the capability to self fund and to avoid raising additional capital;

     o companies that provide products or services that change the behavior of the consumer or capital spender;

     o companies that provide products or services that have an opportunity to gain market share or carve out a niche in the market; and

     o companies with high gross margins and/or operating leverage with the potential for providing operating margin improvement.

Generally, Artio Global will select securities of companies whose market capitalization at the time of purchase falls (i) within the market capitalization range of companies within the Russell 2000 Index or (ii) within the range of the three year average minimum and maximum market capitalizations of companies in the Russell 2000 Index as of December 31 of the three preceding years. As of December 31, 2010, the capitalization range of the Russell 2000 Index was $13.23 million to $4.44 billion and the three year average market capitalization range of the Russell 2000 Index was $8.35 million to $4.44 billion.



Artio Global may sell securities included in the Fund's portfolio if a stock reaches its target price; relative investment opportunities exist; a company's fundamentals deteriorate; and/or if there is a distortion of a company's weighted average market capitalization.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.




INITIAL PUBLIC OFFERINGS ("IPO") RISK -- The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.




EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK -- The small-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

ACTIVE TRADING RISK -- The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. Active trading may cause the Fund to incur increased costs, which can lower the actual return of the Fund. Active trading may also increase short-term gains and losses, which affect taxes that must be paid.

LIQUIDITY RISK -- Particular investments may be difficult to purchase or sell. The Fund may make investments that become less liquid in response to market developments or adverse investor perceptions, which may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.

The performance information provided includes the returns of Institutional Class Shares for periods prior to April 25, 2008. Institutional Class Shares of the Fund are offered in a separate prospectus. Institutional Class Shares would have substantially similar performance as Class A Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares. Institutional Class Shares performance presented has been adjusted to reflect the Distribution (12b-1) fees and, for the performance table, the Maximum Sales Charge (Load), applicable to Class A Shares.

Institutional Class Shares first became available on April 25, 2008, when the Fund succeeded to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to April 25, 2008. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which its performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

The bar chart figures do not include sales charges that may have been paid when investors bought and sold Class A Shares of the Fund. If sales charges were included, the returns would be lower. Prior to February 1, 2010, the Fund employed a different investment strategy and, prior to June 29, 2010, the Fund was managed by a different sub-adviser. Therefore, the past performance shown below may have differed had the Fund's current investment strategy been in effect and had the current sub-advisers been managing the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.




                           2003             32.68%
                           2004             20.45%
                           2005              8.05%
                           2006              9.09%
                           2007              7.74%
                           2008            (39.76)%
                           2009             22.38%
                           2010             20.23%

                       BEST QUARTER     WORST QUARTER
                          18.09%          (25.80)%
                       (12/31/2010)      (12/31/2008)

The performance information shown above is based on a calendar year. The Fund's performance for Class A Shares from 1/1/11 to 9/30/11 was (18.88)%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Class A Shares' average annual total returns for the periods ended December 31, 2010 to those of the Russell 2000 Index and the Russell 2500 Index. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Performance Start Date.




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




                                                               SINCE PERFORMANCE START DATE
                                           1 YEAR    5 YEARS             (5/31/02)
-------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                    13.33%   (0.36)%              4.05%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS    13.33%     N/A                 N/A
FUND RETURN AFTER TAXES ON DISTRIBUTIONS     8.66%     N/A                 N/A
AND SALE OF FUND SHARES
RUSSELL 2000 INDEX RETURN (REFLECTS NO      26.85%    4.47%               7.07%
DEDUCTION FOR FEES, EXPENSES OR TAXES)

INVESTMENT ADVISER

Frost Investment Advisors, LLC serves as investment adviser to the Fund ("Frost"). Cambiar Investors LLC ("Cambiar") and Artio Global Management LLC ("Artio Global") serve as sub-advisers to the Fund.

PORTFOLIO MANAGERS

Mr. Samuel A. Dedio, Senior Portfolio Manager and First Vice President at Artio Global, has served on the portfolio team of the Fund since 2010.

Brian M. Barish, CFA, President, Director of Research at Cambiar, has served on the portfolio team of the Fund since 2010.

Ania A. Aldrich, CFA, Senior Investment Analyst at Cambiar, has served on the portfolio team of the Fund since 2010.

Andrew P. Baumbusch, Senior Investment Analyst at Cambiar, has served on the portfolio team of the Fund since 2010.

Timothy A. Beranek, Senior Investment Analyst at Cambiar, has served on the portfolio team of the Fund since 2010.

Maria L. Mendelsberg, CFA, Senior Investment Analyst at Cambiar, has served on the portfolio team of the Fund since 2010.

Jennifer M. Dunne, CFA, Principal and International Portfolio Manager at Cambiar, has served on the portfolio team of the Fund since 2010.

TAX INFORMATION



The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.




FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 89 OF THE PROSPECTUS.

FROST INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Frost International Equity Fund (the "Fund") seeks to achieve long-term capital appreciation and current income.

FUND FEES AND EXPENSES




The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Frost Funds (Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 104 of this prospectus.




SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------
                                                                            CLASS A SHARES
------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of             5.75%
offering price)
------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)         None
------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other             None
Distributions (as a percentage of offering price)
------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have      2.00%
been held for less than 30 days)
------------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)



-------------------------------------------------------
                                        CLASS A SHARES
-------------------------------------------------------
Management Fees                               0.93%
-------------------------------------------------------
Distribution (12b-1) Fees                     0.25%
-------------------------------------------------------
Other Expenses                                0.21%
-------------------------------------------------------
Total Annual Fund Operating Expenses          1.39%
-------------------------------------------------------



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




             1 YEAR       3 YEARS      5 YEARS      10 YEARS
        -------------------------------------------------------
              $708         $990        $1,292        $2,148

PORTFOLIO TURNOVER




The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.




PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of non-U.S. issuers. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund invests primarily in common stocks, but may also invest in other types of equity securities, such as preferred stock, convertible securities, warrants or other similar publicly traded securities. The Fund may also purchase American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs").

The Fund's investments are ordinarily diversified among regions, countries and currencies, as determined by its sub-adviser, Thornburg Investment Management Inc. ("Thornburg"). Thornburg intends to invest on an opportunistic basis when it believes there is intrinsic value. The Fund's principal focus will be on traditional or "basic" value stocks. However, the portfolio may include stocks that, in Thornburg's opinion, provide value in a broader or different context. The relative proportions of these different types of securities will vary over time. The Fund ordinarily invests in stocks that may be undervalued or reflect unfavorable market perceptions of company or industry fundamentals. The Fund may invest in companies of any size.

Debt securities will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt securities of any maturity and quality. The Fund evaluates currency risk on a stock-by-stock basis. The Fund will hedge currency exposure utilizing forward contracts if deemed appropriate by the portfolio management team. Currency hedging, if utilized, is to protect the investment thesis for a given stock from being significantly undermined by dollar/foreign currency fluctuations when we perceive currency risk to be high.

Thornburg primarily uses individual company and industry analysis to make investment decisions. Value, for purposes of Thornburg's selection criteria, relates to both current and projected measures. Among the specific factors considered by Thornburg in identifying undervalued securities for inclusion in the Fund's portfolio are:

     o    price/earnings ratio

     o    price/book value

     o    price/cash flow ratio

     o    debt/capital ratio

     o    dividend yield

     o    security and consistency of revenue stream

     o    undervalued assets

     o    relative earnings growth potential

     o    industry growth potential

     o    industry leadership

     o    dividend growth potential

     o    franchise value

     o    potential for favorable developments

The Fund typically makes equity investments in the following three types of companies:

     o BASIC VALUE companies which, in Thornburg's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies' net assets or potential earning power.

     o CONSISTENT EARNER companies when they are selling at valuations below historic norms. Stocks in this category sometimes sell at premium valuations and sometimes at discount valuations. Generally, they show steady earnings and dividend growth.

     o EMERGING FRANCHISES are value-priced companies that in Thornburg's opinion are in the process of establishing a leading position in a product, service or market and which Thornburg expects will grow, or continue to grow, at an above average rate. Under normal conditions, the proportion of the Fund invested in companies of this type will be less than the proportions of the Fund invested in basic value or consistent earner companies.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

When the Fund invests in foreign fixed income securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

EMERGING MARKET SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

HEDGING RISK. The Fund may use forward currency contracts for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time.

INTEREST RATE RISK - As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

CREDIT RISK - The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some

U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

INVESTMENT STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If Thornburg's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.

The performance information provided includes the returns of Institutional Class Shares for periods prior to June 30, 2008. Institutional Class Shares of the Fund are offered in a separate prospectus. Institutional Class Shares would have substantially similar performance as Class A Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares. Institutional Class Shares performance presented has been adjusted to reflect the Distribution (12b-1) fees and, for the performance table, the Maximum Sales Charge (Load), applicable to Class A Shares.

Institutional Class Shares first became available on April 25, 2008, when the Fund succeeded to the assets and operations of a common trust fund that was managed by The Frost National Bank and sub-advised by Thornburg and INVESCO Global Asset Management N.A. (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to April 25, 2008. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which its performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

The bar chart figures do not include sales charges that may have been paid when investors bought and sold Class A Shares of the Fund. If sales charges were included, the returns would be lower. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.



                           2003              29.61%
                           2004              20.26%
                           2005              16.82%
                           2006              25.13%
                           2007              27.08%
                           2008             (41.57)%
                           2009              30.13%
                           2010              13.87%


                       BEST QUARTER      WORST QUARTER
                          22.80%            (19.26)%
                       (06/30/2009)       (12/31/2008)




The performance information shown above is based on a calendar year. The Fund's performance for Class A Shares from 1/1/11 to 9/30/11 was (18.18)%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Class A Shares' average annual total returns for the periods ended December 31, 2010 to those of the Morgan Stanley Capital International All Country World ex-US Index ("MSCI ACWI ex-US Index") and the Morgan Stanley Capital International Europe, Australasia, Far East Index (" MSCI EAFE Index"). After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Performance Start Date.




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




                                                                SINCE PERFORMANCE START DATE
                                             1 YEAR   5 YEARS             (5/31/02)
--------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                      7.32%    5.35%               7.94%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS      7.41%     N/A                 N/A
FUND RETURN AFTER TAXES ON DISTRIBUTIONS      5.02%     N/A                 N/A
AND SALE OF FUND SHARES
MSCI ACWI EX-US INDEX RETURN (REFLECTS       11.15%    4.82%               8.85%
NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)
MSCI EAFE INDEX RETURN (REFLECTS NO           7.75%    2.46%               6.76%
DEDUCTION FOR FEES, EXPENSES, OR TAXES)




INVESTMENT ADVISER

Frost Investment Advisers LLC serves as investment adviser to the Fund ("Frost"). Thornburg Investment Management, Inc. serves as investment sub-adviser to the Fund ("Thornburg").

PORTFOLIO MANAGERS

William Fries, CFA, Co-Portfolio Manager and Managing Director at Thornburg, has served on the portfolio team for the Fund since its inception.

Lei Wang, CFA, Co-Portfolio Manager and Managing Director at Thornburg, has served on the portfolio team for the Fund since its inception.

Wendy Trevisani, Co-Portfolio Manager and Managing Director at Thornburg, has served on the portfolio team for the Fund since its inception.

TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.



FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 89 OF THE PROSPECTUS.

FROST LOW DURATION BOND FUND

INVESTMENT OBJECTIVE

The Frost Low Duration Bond Fund (the "Fund") seeks to maximize total return, consisting of income and capital appreciation, consistent with the preservation of principal.

FUND FEES AND EXPENSES




The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of the Frost Funds (Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 104 of this prospectus.




SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------------
                                                                          CLASS A SHARES
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of           2.75%
offering price)
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)       None
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other           None
Distributions (as a percentage of offering price)
----------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)              None
----------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)



---------------------------------------------------------
                                          CLASS A SHARES
---------------------------------------------------------
Management Fees                                 0.50%
---------------------------------------------------------
Distribution (12b-1) Fees                       0.25%
---------------------------------------------------------
Other Expenses                                  0.18%
---------------------------------------------------------
Acquired Fund Fees and Expenses                 0.01%
---------------------------------------------------------
Total Annual Fund Operating Expenses(1)         0.94%
---------------------------------------------------------

(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                 -----------------------------------------
                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                 -----------------------------------------
                   $368       $566       $781      $1,398
                 -----------------------------------------



PORTFOLIO TURNOVER




The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.



PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund's emphasis is on total return with low volatility by investing primarily in shorter-term investment grade securities. Short-term bonds are considered more stable than longer-maturity bonds, but less stable than money market securities.

To achieve its objective, the Fund invests in a diversified mix of taxable fixed income securities. The Adviser actively manages the maturity of the Fund and purchases securities which will, on average, mature in less than 5 years. The Adviser actively manages the duration of the Fund and purchases securities such that the average weighted duration of the Fund's portfolio will typically range within plus or minus one year of the Barclays Capital U.S. 1-5 Year Government Credit Index duration. The Fund seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the short-term investment-grade debt markets. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point. The Adviser, in constructing and maintaining the Fund's portfolio, employs the following four primary strategies to varying degrees depending on its views of economic growth prospects, interest rate predictions and relative value assessments: interest rate positioning based on duration and yield curve position; asset category allocations; credit sector allocations relating to security ratings by the national ratings agencies; and individual security selection.

The Fund typically invests in the following U.S. dollar-denominated fixed income securities: U.S. Treasury securities; governmental agency debt; corporate debt; asset-backed securities; taxable municipal bonds; and, to a lesser extent, residential and commercial mortgage-backed securities. The Fund's fixed income investments are primarily of investment grade (rated in one of the four highest rating categories by at least one rating agency), but may at times include securities rated below investment grade (high yield or "junk" bonds). In addition, the Fund's fixed income securities may include unrated securities, if deemed by the Adviser to be of comparable quality to investment grade.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY

GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

MUNICIPAL ISSUERS RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

INTEREST RATE RISK - As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of three years means the price of a debt security will change about 3% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

CREDIT RISK - The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.

The performance information provided includes the returns of Institutional Class Shares for periods prior to June 30, 2008. Institutional Class Shares of the Fund are offered in a separate prospectus. Institutional Class Shares would have substantially similar performance as Class A Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares. Institutional Class Shares performance presented has been adjusted to reflect the Distribution (12b-1) fees and, for the performance table, the Maximum Sales Charge (Load), applicable to Class A Shares.

Institutional Class Shares first became available on April 25, 2008, when the Fund succeeded to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to April 25, 2008. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which its performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

The bar chart figures do not include sales charges that may have been paid when investors bought and sold Class A Shares of the Fund. If sales charges were included, the returns would be lower. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.




                           2003                1.64%
                           2004               (0.16)%
                           2005                0.30%
                           2006                2.90%
                           2007                5.91%
                           2008                1.14%
                           2009               11.76%
                           2010                3.92%



                       BEST QUARTER        WORST QUARTER
                          4.46%               (1.94)%
                       (06/30/2009)        (06/30/2004)




The performance information shown above is based on a calendar year. The Fund's performance for Class A Shares from 1/1/11 to 9/30/11 was 1.79%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Class A Shares' average annual total returns for the periods ended December 31, 2010 to those of the Barclays Capital U.S. 1-5 Year Government/Credit Index. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Performance Start Date.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                 SINCE PERFORMANCE START DATE
                                             1 YEAR    5 YEARS             (5/31/02)
---------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                      1.04%     4.47%                3.38%
FUND RETURN AFTER TAXES ON                   (0.06)%     N/A                  N/A
DISTRIBUTIONS
FUND RETURN AFTER TAXES ON                    0.82%      N/A                  N/A
DISTRIBUTIONS
AND SALE OF FUND SHARES
BARCLAYS CAPITAL U.S. 1-5 YEAR                4.08%     5.05%               4.39%
GOVERNMENT/CREDIT INDEX RETURN
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES,
OR TAXES)



INVESTMENT ADVISER

Frost Investment Advisors, LLC ("Frost")

PORTFOLIO MANAGERS

Jeffery Elswick, Senior Fund Manager and Director of Fixed Income at Frost, has served on the portfolio team for the Fund since its inception.

Joseph G. Zhu-Carnevale, CFA, Senior Credit Analyst, has served on the portfolio team for the Fund since its inception.




Tim Tucker, Senior Credit Analyst, has served on the portfolio team for the Fund since 2011.

Nikhill Patel, Senior Credit Analyst, has served on the portfolio team for the Fund since 2011.

TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.




FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 89 OF THE PROSPECTUS.

FROST TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE

The Frost Total Return Bond Fund (the "Fund") seeks to maximize total return, consisting of income and capital appreciation, consistent with the preservation of principal.

FUND FEES AND EXPENSES




The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of the Frost Funds (Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 104 of this prospectus.




SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------------
                                                                          CLASS A SHARES
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of           3.75%
offering price)
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)       None
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other           None
Distributions (as a percentage of offering price)
----------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)              None
----------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)




----------------------------------------------------------
                                          CLASS A SHARES
----------------------------------------------------------
Management Fees                                 0.50%
----------------------------------------------------------
Distribution (12b-1) Fees                       0.25%
----------------------------------------------------------
Other Expenses                                  0.16%
----------------------------------------------------------
Acquired Fund Fees and Expenses                 0.01%
----------------------------------------------------------
Total Annual Fund Operating Expenses(1)         0.92%
----------------------------------------------------------

(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.




EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                 ---------------------------------------------
                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                 ---------------------------------------------
                   $465        $657       $865        $1,464
                 ---------------------------------------------




PORTFOLIO TURNOVER




The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.




PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders.

The Adviser actively manages the duration of the Fund and purchases securities such that the average weighted duration of the Fund's portfolio will typically range within plus or minus three years of the Fund benchmark's duration. The Adviser, in constructing and maintaining the Fund's portfolio, employs the following four primary strategies to varying degrees depending on its views of economic growth prospects, interest rate predictions and relative value assessments: interest rate positioning based on duration and yield curve positioning; asset category allocations; credit sector allocations relating to security ratings by the national ratings agencies; and individual security selection. The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund typically invests in the following U.S. dollar-denominated fixed income securities: U.S. Treasury securities; governmental agency debt; corporate debt; asset-backed securities; taxable municipal bonds; collateralized mortgage obligations ("CMO's") and residential and commercial mortgage-backed securities. The Fund's fixed income investments focus primarily on investment grade securities (rated in one of the four highest rating categories by a rating agency), but may at times include securities rated below investment grade (high yield or "junk" bonds). In addition, the Fund's fixed income securities may include unrated securities, if deemed by the Adviser to be of comparable quality to investment grade.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

INTEREST RATE RISK - As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

CREDIT RISK - The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.

The performance information provided includes the returns of Institutional Class Shares for periods prior to June 30, 2008. Institutional Class Shares of the Fund are offered in a separate prospectus. Institutional Class Shares would have substantially similar performance as Class A Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares. Institutional Class Shares performance presented has been adjusted to reflect the Distribution (12b-1) fees and, for the performance table, the Maximum Sales Charge (Load), applicable to Class A Shares.

Institutional Class Shares first became available on April 25, 2008, when the Fund succeeded to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to April 25, 2008. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which its performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

The bar chart figures do not include sales charges that may have been paid when investors bought and sold Class A Shares of the Fund. If sales charges were included, the returns would be lower. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.



                           2003               2.54%
                           2004               2.59%
                           2005               2.21%
                           2006               3.35%
                           2007               5.30%
                           2008              (1.85)%
                           2009              19.12%
                           2010               8.57%



                      BEST QUARTER       WORST QUARTER
                          7.08%             (3.53)%
                      (09/30/2009)        (06/30/2004)




The performance information shown above is based on a calendar year. The Fund's performance for Class A Shares from 1/1/11 to 9/30/11 was 3.03%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Class A Shares' average annual total returns for the periods ended December 31, 2010 to those of the Barclays Capital U.S. Aggregate Index. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Performance Start Date.




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




                                                                  SINCE PERFORMANCE START DATE
                                              1 YEAR    5 YEARS            (5/31/02)
----------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                       4.49%     5.87%              5.28%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS       2.06%      N/A                N/A
FUND RETURN AFTER TAXES ON DISTRIBUTIONS       3.52%      N/A                N/A
AND SALE OF FUND SHARES
BARCLAYS CAPITAL U.S. AGGREGATE INDEX          6.54%     5.80%              5.48%
RETURN (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES, OR TAXES)




INVESTMENT ADVISER

Frost Investment Advisors, LLC ("Frost")

PORTFOLIO MANAGERS

Jeffery Elswick, Senior Fund Manager and Director of Fixed Income at Frost, has served on the portfolio team for the Fund since its inception.

Joseph G. Zhu-Carnevale, CFA, Senior Credit Analyst, has served on the portfolio team for the Fund since its inception.




Tim Tucker, Senior Credit Analyst, has served on the portfolio team for the Fund since 2011.

Nikhill Patel, Senior Credit Analyst, has served on the portfolio team for the Fund since 2011.



TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.




FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 89 OF THE PROSPECTUS.

FROST MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The Frost Municipal Bond Fund (the "Fund") seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return through capital appreciation.

FUND FEES AND EXPENSES




The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of the Frost Funds (Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 104 of this prospectus.




SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------------
                                                                          CLASS A SHARES
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of           3.00%
offering price)
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)       None
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other           None
Distributions (as a percentage of offering price)
----------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)              None
----------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

----------------------------------------------------------
                                           CLASS A SHARES
----------------------------------------------------------
Management Fees                                 0.50%
----------------------------------------------------------
Distribution (12b-1) Fees                       0.25%
----------------------------------------------------------
Other Expenses                                  0.21%
----------------------------------------------------------
Acquired Fund Fees and Expenses                 0.01%
----------------------------------------------------------
Total Annual Fund Operating Expenses(1)         0.97%
----------------------------------------------------------




(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.




EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  ------------------------------------------
                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                  ------------------------------------------
                    $396       $600       $820       $1,454
                  ------------------------------------------

PORTFOLIO TURNOVER




The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.




PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that generate income exempt from federal income tax, but not necessarily the federal alternative minimum tax ("AMT"). These securities include securities of municipal issuers located in Texas as well as in other states, territories and possessions of the United States. This investment policy may not be changed without shareholder approval. The Fund may invest more than 25% of its total assets in bonds of issuers in Texas.

The Adviser considers the relative yield, maturity and availability of various types of municipal bonds and the general economic outlook in determining whether to over- or under-weight a specific type of municipal bond in the Fund's portfolio. Duration adjustments are made relative to the Barclays Capital Municipal Bond Index. The Adviser, in constructing and maintaining the Fund's portfolio, employs the following four primary strategies to varying degrees depending on its views of economic growth prospects, interest rate predictions and relative value assessments: interest rate positioning based on duration and yield curve positioning, with a typical range of three years; asset category allocations; credit sector allocations relating to security ratings by the national ratings agencies; and individual security selection.

Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in duration or sector weighting of the Fund; to realize an aberration in a security's valuation; or when the Adviser otherwise deems appropriate.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

MUNICIPAL ISSUERS RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

STATE-SPECIFIC RISK -- The Fund is subject to the risk that the economy of the states in which it invests, and the revenues underlying state municipal bonds, may decline. Investing primarily in a single state means that the Fund is more exposed to negative political or economic factors in that state than a fund that invests more widely.

INTEREST RATE RISK - As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

CREDIT RISK - The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.

The performance information provided includes the returns of Institutional Class Shares for periods prior to August 28, 2008. Institutional Class Shares of the Fund are offered in a separate prospectus. Institutional Class Shares would have substantially similar performance as Class A Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares. Institutional Class Shares performance presented has been adjusted to reflect the Distribution (12b-1) fees and, for the performance table, the Maximum Sales Charge (Load), applicable to Class A Shares.

Institutional Class Shares first became available on April 25, 2008, when the Fund succeeded to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to April 25, 2008. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which its performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

The bar chart figures do not include sales charges that may have been paid when investors bought and sold Class A Shares of the Fund. If sales charges were included, the returns would be lower. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.



                             2003              3.14%
                             2004              1.42%
                             2005              0.54%
                             2006              2.45%
                             2007              3.37%
                             2008              3.38%
                             2009              7.15%
                             2010              1.18%

                         BEST QUARTER      WORST QUARTER
                             4.23%            (2.97)%
                         (09/30/2009)       (12/31/2010)

The performance information shown above is based on a calendar year. The Fund's performance for Class A Shares from 1/1/11 to 9/30/11 was 5.94%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Class A Shares' average annual total returns for the periods ended December 31, 2010 to those of the Barclays Capital Municipal Bond Index. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Performance Start Date.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                               SINCE PERFORMANCE START DATE
                                           1 YEAR    5 YEARS             (5/31/02)
-------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                   (1.85)%    2.85%                2.79%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS   (1.86)%     N/A                  N/A
FUND RETURN AFTER TAXES ON DISTRIBUTIONS   (0.17)%     N/A                  N/A
AND SALE OF FUND SHARES
BARCLAYS CAPITAL MUNICIPAL BOND INDEX       2.38%     4.09%                4.62%
RETURN (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES, OR TAXES)




INVESTMENT ADVISER

Frost Investment Advisors, LLC

PORTFOLIO MANAGERS

Jeffery Elswick, Senior Fund Manager and Director of Fixed Income at Frost, has served on the portfolio team for the Fund since its inception.

Joseph G. Zhu-Carnevale, CFA, Senior Credit Analyst, has served on the portfolio team for the Fund since its inception.




Tim Tucker, Senior Credit Analyst, has served on the portfolio team for the Fund since 2011.

Nikhill Patel, Senior Credit Analyst, has served on the portfolio team for the Fund since 2011.

TAX INFORMATION

The Fund's distributions of interest on municipal obligations generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain obligations may be subject to the federal alternative minimum tax. Depending on the laws of the state of your residence, you may be subject to state tax on all or a portion of Fund distributions.




FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 89 OF THE PROSPECTUS.

FROST LOW DURATION MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The Frost Low Duration Municipal Bond Fund (the "Fund") seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return.

FUND FEES AND EXPENSES




The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of the Frost Funds (Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 104 of this prospectus.




SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------------
                                                                          CLASS A SHARES
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of           2.75%
offering price)
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)       None
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other           None
Distributions (as a percentage of offering price)
----------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)              None
----------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)



----------------------------------------------------------
                                           CLASS A SHARES
----------------------------------------------------------
Management Fees                                 0.50%
----------------------------------------------------------
Distribution (12b-1) Fees                       0.25%
----------------------------------------------------------
Other Expenses                                  0.30%
----------------------------------------------------------
Acquired Fund Fees and Expenses                 0.02%
----------------------------------------------------------
Total Annual Fund Operating Expenses(1)         1.07%
----------------------------------------------------------

(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                ------------------------------------------------
                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
                ------------------------------------------------
                  $381         $606        $849         $1,545
                ------------------------------------------------



PORTFOLIO TURNOVER



The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.



PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets, at the time of initial purchase, in municipal securities that generate income exempt from federal income tax, but not necessarily the federal alternative minimum tax ("AMT"). These securities include securities of municipal issuers located in Texas as well as in other states, territories and possessions of the United States. This investment policy may not be changed without shareholder approval.

The Fund primarily invests in securities that are of investment grade (rated in one of the four highest rating categories). The Fund may invest more than 25% of its total assets in bonds of issuers in Texas. The Adviser actively manages the portfolio, as well as the maturity of the Fund, and purchases securities which will, on average, mature in less than five years. The Fund tends to have an average duration within plus or minus one year of the Barclays Capital Three-Year Municipal Bond Index. The Fund seeks to maintain a low duration, but may lengthen or shorten its duration within its target range to reflect changes in the overall composition of the short-term investment-grade debt markets. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point.

The Adviser, in constructing and maintaining the Fund's portfolio, employs the following four primary strategies to varying degrees depending on its views of economic growth prospects, interest rate predictions and relative value assessments: interest rate positioning based on duration and yield curve positioning; asset category allocations; credit sector allocations relating to security ratings by the national ratings agencies; and individual security selection. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in duration or sector weighting of the Fund; to realize an aberration in a security's valuation; or when the Adviser otherwise deems appropriate.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

MUNICIPAL ISSUERS RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

STATE-SPECIFIC RISK -- The Fund is subject to the risk that the economy of the states in which it invests, and the revenues underlying state municipal bonds, may decline. Investing primarily in a single state means that the Fund is more exposed to negative political or economic factors in that state than a fund that invests more widely.

INTEREST RATE RISK - As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of three years means the price of a debt security will change about 3% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

CREDIT RISK - The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

PERFORMANCE INFORMATION




The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.



The performance information provided includes the returns of Institutional Class Shares for periods prior to August 28, 2008. Institutional Class Shares of the Fund are offered in a separate prospectus. Institutional Class Shares would have substantially similar performance as Class A Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares. Institutional Class Shares performance presented has been adjusted to reflect the Distribution (12b-1) fees and, for the performance table, the Maximum Sales Charge (Load), applicable to Class A Shares.

Institutional Class Shares first became available on April 25, 2008, when the Fund succeeded to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to April 25, 2008. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. The Predecessor Fund's inception start date is August 31, 2004 ("Inception Start Date").

The bar chart figures do not include sales charges that may have been paid when investors bought and sold Class A Shares of the Fund. If sales charges were included, the returns would be lower. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.



                         2005               (0.61)%
                         2006                1.49%
                         2007                3.04%
                         2008                3.31%
                         2009                3.75%
                         2010                1.31%



                    BEST QUARTER          WORST QUARTER
                        2.14%               (1.27)%
                    (12/31/2008)         (03/31/2005)

The performance information shown above is based on a calendar year. The Fund's performance for Class A Shares from 1/1/11 to 9/30/11 was 1.73%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Class A Shares' average annual total returns for the periods ended December 31, 2010 to those of the Barclays Capital Three-Year Municipal Bond Index. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Inception Start Date.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                            1 YEAR    5 YEARS    SINCE INCEPTION (8/31/04)
------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                    (1.47)%    2.00%            1.46%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS    (1.47)%     N/A              N/A
FUND RETURN AFTER TAXES ON DISTRIBUTIONS    (0.38)%     N/A              N/A
AND SALE OF FUND SHARES
BARCLAYS CAPITAL THREE-YEAR MUNICIPAL        1.81%     4.22%            3.51%
BOND INDEX



INVESTMENT ADVISER

Frost Investment Advisors, LLC

PORTFOLIO MANAGERS

Jeffery Elswick, Senior Fund Manager and Director of Fixed Income at Frost, has served on the portfolio team for the Fund since its inception.

Joseph G. Zhu-Carnevale, CFA, Senior Credit Analyst, has served on the portfolio team for the Fund since its inception.




Tim Tucker, Senior Credit Analyst, has served on the portfolio team for the Fund since 2011.

Nikhill Patel, Senior Credit Analyst, has served on the portfolio team for the Fund since 2011.

TAX INFORMATION

The Fund's distributions of interest on municipal obligations generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain obligations may be subject to the federal alternative minimum tax. Depending on the laws of the state of your residence, you may be subject to state tax on all or a portion of Fund distributions.




FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 89 OF THE PROSPECTUS.

FROST KEMPNER TREASURY AND INCOME FUND

INVESTMENT OBJECTIVE

The Frost Kempner Treasury and Income Fund (the "Fund") seeks to provide current income consistent with the preservation of capital.

FUND FEES AND EXPENSES




The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of the Frost Funds (Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 104 of this prospectus.





SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------------
                                                                          CLASS A SHARES
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of           3.00%
offering price)
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)       None
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other           None
Distributions (as a percentage of offering price)
----------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)              None
----------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)




-------------------------------------------------------
                                        CLASS A SHARES
-------------------------------------------------------
Management Fees                              0.35%
-------------------------------------------------------
Distribution (12b-1) Fees                    0.25%
-------------------------------------------------------
Other Expenses(1)                            0.41%
-------------------------------------------------------
Acquired Fund Fees and Expenses(2)           0.03%
-------------------------------------------------------
Total Annual Fund Operating Expenses         1.04%
-------------------------------------------------------

(1)  Other Expenses are based on estimated amounts for the current fiscal year.
(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                 ------------------------------------------
                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                 ------------------------------------------
                   $403      $621       $857       $1,533
                 ------------------------------------------




PORTFOLIO TURNOVER




The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.




PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in full faith and credit U.S. Treasury obligations. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. In selecting investments for the Fund, the Fund's sub-adviser, Kempner Capital Management, Inc. ("KCM"), tries to increase income without adding undue risk by analyzing yields. The Fund's investments include Treasury bonds, Treasury notes, Treasury Inflated Protection Securities and short-term U.S. government money market funds. In evaluating a security for the Fund's portfolio, KCM considers, among other factors, the security's interest rate, yield and maturity. KCM actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and KCM's outlook on the market.

The Fund may invest in full faith and credit money market instruments. The percentage of the Fund invested in such holdings varies depending on various factors, including market conditions. Consistent with preservation of capital, a larger percentage of the Fund's net assets may be invested in cash or money market instruments in order to provide capital and reduce the magnitude of loss in a period of falling market prices.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

INTEREST RATE RISK - As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

CREDIT RISK - The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance.

Class A Shares of the Fund do not have a full calendar year of performance. Consequently, the bar chart shows the performance of the Fund's Institutional Class Shares from year to year and the performance table compares the average annual total returns of the Fund's Institutional Class Shares to those of a broad measure of market performance. The Fund's Institutional Class Shares are offered in a separate prospectus. Class A Shares of the Fund would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of the Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares. Institutional Class Shares performance presented has been adjusted to reflect the Distribution (12b-1) fees and, for the performance table, the Maximum Sales Charge (Load), applicable to Class A Shares.

Institutional Class Shares first became available on April 25, 2008, when the Fund succeeded to the assets and operations of a common trust fund that was managed by The Frost National Bank and sub-advised by KCM (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to April 25, 2008. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the

Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which its performance can be calculated applying the relevant performance standards is November 30, 2006 ("Performance Start Date").

Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.



                              2007             7.46%
                              2008             2.19%
                              2009             6.64%
                              2010             5.44%

                          BEST QUARTER     WORST QUARTER
                              4.44%           (1.35)%
                          (06/30/2010)     (12/31/2010)

The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/11 to 9/30/11 was 8.49%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Institutional Class Shares' average annual total returns for the periods ended December 31, 2010 to those of the Barclays Capital Treasury Bond Index. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Performance Start Date.




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




                                                                   SINCE PERFORMANCE START DATE
                                                         1 YEAR            (11/30/06)
------------------------------------------------------------------------------------------------
 FUND RETURN BEFORE TAXES                                2.27%               4.11%
 FUND RETURN AFTER TAXES ON DISTRIBUTIONS                2.18%                N/A
 FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF    1.87%                N/A
 FUND SHARES
 BARCLAYS CAPITAL TREASURY BOND INDEX RETURN (REFLECTS   5.87%               5.73%
 NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)




INVESTMENT ADVISER

Frost Investment Advisors LLC serves as the investment adviser to the Fund ("Frost"). Kempner Capital Management, Inc. serves as investment sub-adviser to the Fund ("Kempner").

PORTFOLIO MANAGERS

Harris L. Kempner, Jr., President of Kempner, has served on the portfolio team for the Fund since its inception.

R. Patrick Rowles, Executive Vice President of Kempner, has served on the portfolio team for the Fund since its inception.

M. Shawn Gault, Vice President of Kempner, has served on the portfolio team for the Fund since its inception.

TAX INFORMATION



The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.



FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 89 OF THE PROSPECTUS.

FROST LKCM MULTI-CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Frost LKCM Multi-Cap Equity Fund (the "Fund") seeks to maximize long-term capital appreciation.

FUND FEES AND EXPENSES




The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Frost Funds (Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 104 of this prospectus.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------------
                                                                          CLASS A SHARES
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of           5.75%
offering price)
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)       None
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other           None
Distributions (as a percentage of offering price)
----------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)              None
----------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)




                                          CLASS A SHARES
---------------------------------------------------------
Management Fees                                0.75%
---------------------------------------------------------
Distribution (12b-1) Fees                      0.25%
---------------------------------------------------------
Other Expenses(1)                              1.25%
---------------------------------------------------------
Total Annual Fund Operating Expenses           2.25%
---------------------------------------------------------




(1)  Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                ---------------------------------------------
                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
                ---------------------------------------------
                  $790       $1,238     $1,711       $3,011
                ---------------------------------------------

PORTFOLIO TURNOVER




The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.




PRINCIPAL INVESTMENT STRATEGIES




Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants. The Fund may invest in companies of all market capitalizations.




The Fund intends to invest in companies that the Fund's sub-adviser, Luther King Capital Management Corporation ("LKCM"), believes are likely to have above-average growth in revenue, above-average earnings, above-average returns on shareholders' equity, underleveraged balanced sheets and/or the potential for above-average capital appreciation. In selecting investments for the Fund, LKCM performs analyses of financial and fundamental criteria to identify high-quality companies, focusing on the following characteristics:

     o    Consistently high profitability;
     o    Strong balance sheets;
     o    Competitive advantages;
     o    High and/or improving financial returns;
     o    Free cash flow;
     o    Reinvestment opportunities; and
     o    Prominent market share positions.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through purchasing ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.

Class A Shares of the Fund do not have a full calendar year of performance. Consequently, the bar chart shows the performance of the Fund's Institutional Class Shares from year to year and the performance table compares the average annual total returns of the Fund's Institutional Class Shares to those of a broad measure of market performance. The Fund's Institutional Class Shares are offered in a separate prospectus. Class A Shares of the Fund would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of the Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares. Institutional Class Shares performance presented has been adjusted to reflect the Distribution (12b-1) fees and, for the performance table, the Maximum Sales Charge (Load), applicable to Class A Shares.

Institutional Class Shares first became available on April 25, 2008, when the Fund succeeded to the assets and operations of a common trust fund that was managed by The Frost National Bank and sub-advised by LKCM (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to April 25, 2008. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which its performance can be calculated applying the relevant performance standards is July 31, 2002 ("Performance Start Date").

Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.

                            2003              23.04%
                            2004               3.67%
                            2005               3.10%
                            2006              10.56%
                            2007               6.67%
                            2008             (35.04)%
                            2009              32.33%
                            2010              19.25%



                        BEST QUARTER       WORST QUARTER
                           17.92%             (22.16)%
                        (06/30/2009)        (12/31/2008)




The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/11 to 9/30/11 was (9.22)%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Institutional Class Shares' average annual total returns for the periods ended December 31, 2010 to those of the S&P 500 Index. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Performance Start Date.




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




                                                                  SINCE PERFORMANCE START DATE
                                            1 YEAR     5 YEARS             (7/31/02)
----------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                    12.39%      2.70%                4.55%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS    12.38%       N/A                  N/A
FUND RETURN AFTER TAXES ON DISTRIBUTIONS     8.06%       N/A                  N/A
AND SALE OF FUND SHARES
S&P 500 INDEX RETURN (REFLECTS NO           15.06%      2.29%                5.98%
DEDUCTION FOR FEES, EXPENSES, OR TAXES)




INVESTMENT ADVISER




Frost Investment Advisers LLC serves as investment adviser to the Fund ("Frost"). Luther King Capital Management Corporation serves as investment sub-adviser to the Fund ("LKCM").




PORTFOLIO MANAGERS




J. Luther King, Jr., President of LKCM, has served on the portfolio team for the Fund since its inception.

Paul W. Greenwell, Principal at LKCM, has served on the portfolio team for the Fund since its inception.

TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.




FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 89 OF THE PROSPECTUS.

FROST LKCM SMALL-MID CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Frost LKCM Small-Mid Cap Equity Fund (the "Fund") seeks to maximize long-term capital appreciation.

FUND FEES AND EXPENSES




The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Frost Funds (Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 104 of this prospectus.




SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------------
                                                                          CLASS A SHARES
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of           5.75%
offering price)
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)       None
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other           None
Distributions (as a percentage of offering price)
----------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)              None
----------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)




---------------------------------------------------------
                                         CLASS A SHARES
---------------------------------------------------------
Management Fees                               0.90%
---------------------------------------------------------
Distribution (12b-1) Fees                     0.25%
---------------------------------------------------------
Other Expenses(1)                             0.36%
---------------------------------------------------------
Acquired Fund Fees and Expenses(2)            0.01%
---------------------------------------------------------
Total Annual Fund Operating Expenses          1.52%
---------------------------------------------------------

(1)  Other Expenses are based on estimated amounts for the current fiscal year.
(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.




EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 ---------------------------------------------
                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                 ---------------------------------------------
                  $721       $1,028      $1,356       $2,283
                 ---------------------------------------------




PORTFOLIO TURNOVER




The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 53% of the average value of its portfolio.




PRINCIPAL INVESTMENT STRATEGIES




Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small- and mid-capitalization companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small- and mid-capitalization companies to be those companies with total market capitalizations between $1 billion and $7 billion at the time of initial purchase. The equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants.




The Fund intends to invest in companies that the Fund's sub-adviser, Luther King Capital Management Corporation ("LKCM"), believes are likely to have above-average growth in revenue, above-average earnings and/or the potential for above-average capital appreciation. In selecting investments for the Fund, LKCM performs analyses of financial and fundamental criteria to identify high-quality companies, focusing on the following characteristics:

     o    Consistently high profitability;
     o    Strong balance sheets;
     o    Competitive advantages;
     o    High and/or improving financial returns;
     o    Free cash flow;
     o    Reinvestment opportunities; and
     o    Prominent market share positions.

The Fund does not sell stocks simply because they are no longer within LKCM's capitalization range used for the initial purchase.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.

The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance.

Class A Shares of the Fund do not have a full calendar year of performance. Consequently, the bar chart shows the performance of the Fund's Institutional Class Shares from year to year and the performance table compares the average annual total returns of the Fund's Institutional Class Shares to those of a broad measure of market performance. The Fund's Institutional Class Shares are offered in a separate prospectus. Class A Shares of the Fund would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of the Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares. Institutional Class Shares performance presented has been adjusted to reflect the Distribution (12b-1) fees and, for the performance table, the Maximum Sales Charge (Load), applicable to Class A Shares. Institutional Class Shares first became available on April 25, 2008.

Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.



                            2009                33.32%
                            2010                35.42%

                        BEST QUARTER        WORST QUARTER
                           18.76%              (7.04)%
                        (09/30/2009)         (06/30/2010)

The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/11 to 9/30/11 was (13.33)%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                             1 YEAR    SINCE INCEPTION (4/25/08)
--------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                     27.63%             3.01%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS     27.63%             3.01%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS     17.97%             2.58%
AND SALE OF FUND SHARES
RUSSELL 2500 INDEX RETURN (REFLECTS NO       26.71%             4.58%
DEDUCTION FOR FEES, EXPENSES, OR TAXES)




INVESTMENT ADVISER

Frost Investment Advisers LLC serves as investment adviser to the Fund ("Frost"). Luther King Capital Management Corporation serves as investment sub-adviser to the Fund ("LKCM").

PORTFOLIO MANAGERS

J. Luther King, Jr., President of LKCM, has served on the portfolio team for the Fund since its inception.

Steven R. Purvis, Principal at LKCM, has served on the portfolio team for the Fund since its inception.

Paul W. Greenwell, Principal at LKCM, has served on the portfolio team for the Fund since its inception.

TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.




FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 89 OF THE PROSPECTUS.

FROST DIVERSIFIED STRATEGIES FUND

INVESTMENT OBJECTIVE

The Frost Diversified Strategies Fund (the "Fund") seeks capital growth with reduced correlation to the stock and bond markets.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charges discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Frost Funds (Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 104 of the prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------------------------------------------------------------
                                                                                         CLASS A SHARES
-------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)         5.75%
-------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                    None
-------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
 (as a percentage of offering price)                                                          None
-------------------------------------------------------------------------------------------------------
 Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held        2.00%
 for less than 60 days)
-------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

----------------------------------------------------------
                                           CLASS A SHARES
----------------------------------------------------------
Management Fees                                 0.80%
----------------------------------------------------------
Distribution (12b-1) Fees                       0.25%
----------------------------------------------------------
Other Expenses                                  1.22%
----------------------------------------------------------
Acquired Fund Fees and Expenses                 0.16%
----------------------------------------------------------
Total Annual Fund Operating Expenses(1)         2.43%
----------------------------------------------------------

(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  ------------------------------------------
                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                  ------------------------------------------
                   $807      $1,289     $1,796      $3,182
                  ------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the period from the commencement of the Fund's operations (January 7, 2011) through the end of its most recent fiscal year, the Fund's portfolio turnover was 91% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve the Fund's objective, Frost Investment Advisors LLC (the "Adviser"), the Fund's investment adviser, employs two distinct investment approaches: a traditional allocation providing exposure to the stock and bond markets, and an allocation providing exposure to alternative asset strategies. The Fund will gain exposure to both allocations primarily through investment in exchange-traded products ("ETPs"), which include exchange-traded funds and exchange-traded notes. The Adviser expects to maintain an approximate 60% to 40% split between traditional and alternative asset strategies, respectively.

The traditional allocation involves exposure, primarily through ETPs, to stocks of domestic and foreign companies (including American Depository Receipts ("ADRs")) of any size and fixed income obligations issued by U.S. and foreign governments and corporations ("traditional asset classes"). The proportion of Fund assets invested in each traditional asset class, either indirectly in ETPs or directly in stocks or bonds, is continually monitored and adjusted by the Adviser as it deems appropriate, with no limit on the percentage of assets that may be allocated among ETPs, stocks or bonds, except such limits as one consistent with the Fund's taxation as a regulated investment company, as described below. When selecting ETPs for investment, the Adviser considers the ETPs' investment goals and strategies, the investment adviser and portfolio manager, and past performance (absolute, relative and risk-adjusted). The Adviser then enhances or reduces exposure to traditional asset class sub-categories (such as sector (e.g., small- or mid-cap or corporate or asset-backed), region (e.g., Europe or Asia) or country (e.g., China or Japan)) by over- or under-weighting ETPs in each sub-category based on the Adviser's outlook of the market for those sub-categories. The Adviser may sell an investment if it determines that the subcategory or the traditional asset class in general is no longer desirable or if the Adviser believes that another ETP offers a better opportunity to achieve the Fund's objective. The Adviser may use option collars to reduce the effects of market volatility.

The alternative allocation involves exposure to investment strategies that the Adviser believes will produce attractive returns regardless of the performance of traditional asset classes. These strategies offer an expanded universe of available investments, such as currencies, commodities and derivatives, employ a broader range of trading strategies and often emphasize absolute returns rather than returns relative to an index benchmark. As a result, these strategies may offer returns that have a low correlation to the performance of traditional asset classes and may serve to hedge risk associated with investments in traditional asset classes. The Fund seeks exposure to these strategies by investing in shares of ETPs, mutual funds and closed-end funds that track, on a replication basis, broad hedge fund indices and/or individual inverse or low correlation hedge fund strategies. Specific strategies will be selected by the Adviser based on its estimate of most appropriate investments for current economic or market conditions. The underlying assets of such investments include stocks, bonds, derivatives or cash instruments, as well as investment companies or other pooled vehicles that invest in such instruments. The Fund may also invest in ETPs designed to provide investment results that match a positive or negative multiple of the performance of an underlying index ("Enhanced ETPs"). In addition, the Fund may invest in ETFs that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). These instruments typically hold commodities, such as gold or oil, currency or other property that is itself not a security.

In addition, in seeking returns that are expected to have reduced correlation to the stock and bond markets, the Fund may also invest in real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), business development companies ("BDCs") and index-related commodity securities. In selecting these specific strategy investments, the Adviser evaluates manager experience, trading liquidity, assets in the investment vehicle, and tracking error when compared to the relevant benchmark. The Adviser employs a top-down analysis of broad economic and financial indicators and trends to establish position weightings within the Fund's portfolio. The Adviser may sell a security if (i) its price reaches the Adviser's assessment of its fair value;
(ii) the Adviser deems it no longer aligns with the Fund's objective; (iii) the Adviser believes another security provides a superior investment alternative.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ALLOCATION RISK -- The Fund will allocate its investments between various asset classes, including derivatives. These investments are based upon judgments made by the Adviser, which may not accurately predict changes in the market.
As a result, the Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

INVESTMENTS IN INVESTMENT COMPANIES AND OTHER POOLED VEHICLES -- To the extent the Fund invests in other investment companies, such as exchange-traded funds ("ETFs"), closed-end funds and other mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. Such risks are described below. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. The Fund may invest in ETFs that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). These instruments typically hold commodities, such as gold or oil, currency or other property that is itself not a security. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund's ability to invest in other investment companies.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.

INVESTMENTS IN ETNS -- An exchange-traded note ("ETN") is a debt security of an issuer that is listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Similar to other debt securities, ETNs tend to have a maturity date and are backed only by the credit of the issuer. ETNs are designed to provide investors access to the returns of various market benchmarks, such as a securities index, currency or investment strategy, less fees and expenses. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced market. It is expected that the issuer's credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer's credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund's right to redeem its investment in an ETN, which are meant to be held until maturity. There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

EQUITY RISK -- The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK -- The value of a debt security is affected by changes in interest rates. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

CREDIT RISK - The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

DERIVATIVES RISK -- Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

Because derivative instruments may be purchased by the Fund for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. In particular, the Fund may engage in option collars. An option collar involves the purchase of a put option on a security owned by the Fund while writing a call option on the same security. The put option leg of the collar enables the Fund to sell the instrument underlying the option at a fixed price (i.e., the strike price), thereby hedging against a decline in the market value of the underlying security. The call option leg of the collar obligates the Fund to deliver the underlying security at a higher strike price than the strike price of the put option leg. Although the Fund receives a premium for writing the call option contract, the Fund's upside potential is limited if the security's market price exceeds the call option's strike price. Therefore, an option collar provides protection from extreme downward price movement, but limits the asset's upward price movement at the call option strike price.

Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty solvency risk.

LEVERAGING RISK -- The Fund may invest in ETPs designed to provide investment results that match a positive or negative multiple of the performance of an underlying index ("Enhanced ETPs"). To the extent the Fund invests in such Enhanced ETPs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk. The more an Enhanced ETP invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of an Enhanced ETP's shares to be more volatile than if the Enhanced ETP did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of an Enhanced ETP's portfolio securities or other investments. An Enhanced ETP will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause an Enhanced ETP to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions could theoretically be subject to unlimited losses in cases where an Enhanced ETP, for any reason, is unable to close out the transaction. In addition, to the extent an Enhanced ETP borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Enhanced ETP's investment income, resulting in greater losses. The value of an Enhanced ETP's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Enhanced ETP's investment strategies involve consistently applied leverage.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

MLP RISK -- MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of American Depository Receipts ("ADRs"), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKET SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

INVERSE CORRELATION RISK -- To the extent the Fund invests in Enhanced ETPs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such Enhanced ETP will fall as the performance of that Enhanced ETP's benchmark rises -- a result that is the opposite from traditional mutual funds.

PERFORMANCE INFORMATION

The Fund commenced operations on January 7, 2011 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Frost Investment Advisors, LLC

PORTFOLIO MANAGERS

R. David Telling, Jr., Principal Portfolio Manager at Frost, has managed the Fund since its inception.

Tom Stringfellow, CFA, CPA, CFP and President at Frost, has managed the Fund since its inception.

Brad Thompson, CFA, Managing Director, Fund Manager and Director of Research at Frost, has managed the Fund since its inception.

Jeffery Elswick, Director of Fixed Income at Frost, has managed the Fund since its inception.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 89 OF THE PROSPECTUS.

FROST NATURAL RESOURCES FUND

INVESTMENT OBJECTIVE

The Frost Natural Resources Fund (the "Fund") seeks long-term capital growth with a secondary goal of current income.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Frost Funds (Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 104 of the prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                                     CLASS A SHARES
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)      5.75%
-------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                  None
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other
Distributions (as a percentage of offering price)                                          None
-------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been           None
held for less than 30 days)
-------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

-------------------------------------------------------
                                        CLASS A SHARES
-------------------------------------------------------
Management Fees                             0.80%
-------------------------------------------------------
Distribution (12b-1) Fees                   0.25%
-------------------------------------------------------
Other Expenses(1)                           1.22%
-------------------------------------------------------
Acquired Fund Fees and Expenses(2)          0.15%
-------------------------------------------------------
Total Annual Fund Operating Expenses        2.42%
-------------------------------------------------------

(1)  Other Expenses are based on estimated amounts for the current fiscal year.
(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       --------------------------
                        1 YEAR           3 YEARS
                       --------------------------
                         $806            $1,286
                       --------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve its objectives, the Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in natural resources industries.
Companies in natural resources industries include: (i) companies that Frost Investment Advisors, LLC (the "Adviser"), the Fund's adviser, considers to be engaged, either directly or indirectly, in the exploration, discovery, development, production, marketing or distribution of natural resources; the development of proprietary technologies for the production or efficient utilization of natural resources; or the provision of related supplies or services; and (ii) to the extent not included in the foregoing, those industries that comprise the S&P North American Natural Resources Index. Within natural resources industries, the Adviser anticipates that the Fund will generally invest a significant portion of its assets in the energy sector. Examples of natural resources include:

     o ENERGY -- such as companies engaged in the exploration and production of energy sources, as well as companies involved with energy equipment and services, drillers, refiners, storage transportation, utilities, coal.

     o ALTERNATIVE ENERGY -- such as solar, nuclear, wind and fuel cell companies.

     o INDUSTRIAL PRODUCTS -- such as chemical, building material, cement, aggregate, associated machinery and transport companies.

     o    FOREST PRODUCTS -- such as timber and paper companies.

     o BASE METALS -- such as companies engaged in the exploration, mining, processing, fabrication, marketing or distribution of copper, iron ore, nickel, steel, aluminum, rare earth minerals and molybdenum.

     o SPECIALTY METALS -- such as companies engaged in the exploration, mining, processing, fabrication, marketing or distribution of titanium-based alloys and zirconium.

     o PRECIOUS METALS -- such as companies engaged in the exploration, mining, processing, fabrication, marketing or distribution of gold, silver, diamonds and platinum.

     o AGRICULTURAL PRODUCTS -- such as companies engaged in producing, processing and distributing seeds, fertilizers and water.

The Fund generally invests in equity securities of domestic and foreign, including emerging market, natural resources companies. The equity securities in which the Fund may invest include common stocks, preferred stocks, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), convertible securities, warrants and rights, and master limited partnerships ("MLPs"). In addition, the Fund may also invest in exchange-traded funds, exchange-traded notes and other exchange-traded products to gain exposure to certain segments of the natural resources market. The Fund may invest in securities of issuers with any market capitalization.

The Adviser combines fundamental analysis and quantitative screening to select securities for the Fund's portfolio. In particular, the Adviser focuses on companies with desirable growth and value attributes. These attributes will include but not be exclusive to the following: attractive debt adjusted production growth per share; prospects for above average growth in earnings or cash flow per share; an ability to generate high returns on invested capital throughout an investment cycle; asset quality greater than peers; efficient capital allocation; management strength; favorable relative price/earnings, price/book and price/cash flow ratios; and trading at a discount to intrinsic value. In addition, the Adviser considers the availability of specific natural resources and the relative value of those resources given changing supply/demand dynamics in the market. The Adviser may sell a security when the security reaches a specified value or the Adviser's original investment rationale is no longer considered valid.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

CONCENTRATION RISK -- Due to the Fund's concentration in securities of companies in the natural resources industries, events that affect the natural resources industries will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. Such factors include warehousing and delivery constraints, changes in supply and demand dynamics, a potential lack of fungibility, weather, monetary and currency exchange processes, domestic and foreign political and economic events and policies, disease, technological developments, and changes in interest rates. In addition, certain natural resources sub-sectors are subject to greater governmental regulation than are other industries; therefore, changes in tax and other government regulations may be more likely to adversely affect the Fund.

INVESTMENTS IN INVESTMENT COMPANIES AND OTHER POOLED VEHICLES -- To the extent the Fund invests in other investment companies, such as exchange-traded funds ("ETFs"), closed-end funds and other mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. Such risks are described below. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund's ability to invest in other investment companies.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.

INVESTMENTS IN ETNS -- An exchange-traded note ("ETN") is a debt security of an issuer that is listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Similar to other debt securities, ETNs tend to have a maturity date and are backed only by the credit of the issuer. ETNs are designed to provide investors access to the returns of various market benchmarks, such as a securities index, currency or investment strategy, less fees and expenses. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced market. It is expected that the issuer's credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer's credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund's right to redeem its investment in an ETN, which are meant to be held until maturity. There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of American Depository Receipts ("ADRs"), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKET SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

MLP RISK -- MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

COMMODITY RISK -- Exposure to the commodities markets, through a company or an ETF, may subject the Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events.

PERFORMANCE INFORMATION

The Fund commenced operations on September 27, 2011 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Frost Investment Advisors, LLC

PORTFOLIO MANAGERS

Theodore H. Harper, Senior Research Analyst and Fund Co-Manager, has managed the Fund since its inception.

John Lutz, CFA, Senior Research Analyst and Fund Co-Manager, has managed the Fund since its inception.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 89 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES




To purchase shares of a Fund for the first time, you must invest at least $2,500 ($1,500 for individual retirement accounts ("IRAs")). Your subsequent investments in a Fund must be made in amounts of at least $500. Systematic planned contributions are required to be at least $100. Each Fund reserves the right to waive the minimum initial investment amount in its sole discretion. There is no minimum for subsequent investments.

If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day") via Automated Clearing House (subject to certain account minimums) or by contacting the Funds directly by mail at: Frost Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009 (Express Mail Address: DST Systems, Inc., c/o Frost Funds, 430 West 7th Street, Kansas City, Missouri 64105) or telephone at 1-877-71-FROST.




If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), each Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in each Fund involves risk and there is no guarantee that each Fund will achieve its goal. The judgments of the Funds' investment managers about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job a Fund's investment managers do, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.




EQUITY RISK -- Equity securities in which the Funds invest include public and privately issued equity securities, common and preferred stocks, warrants, interests in MLPs and royalty trusts, shares of ADRs and REITs, as well as shares of ETFs that attempt to track the price movement of equity indices, and rights to subscribe to common stock and convertible securities. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.




FIXED INCOME RISK-- The market value of the Funds' fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

FOREIGN SECURITY RISK -- The Funds' investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the

United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

Each Fund's investment objective may be changed without shareholder approval.

The investments and strategies described in this prospectus are those that each Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments or other cash equivalents that would not ordinarily be consistent with its investment objectives. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will do so only if the Funds' investment managers believe that the risk of loss outweighs the opportunity for a Fund to achieve its investment objective.




This prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Funds also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of their principal investment strategies. These investments and strategies, as well as those described in the prospectus, are described in detail in the Funds' Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.

MORE INFORMATION ABOUT THE FROST DIVERSIFIED STRATEGIES FUND'S INVESTMENTS

As part of its alternative allocation, the Frost Diversified Strategies Fund invests in shares of ETPs, mutual funds and closed-end funds that track, on a replication basis, broad hedge fund indices and/or individual inverse or low correlation hedge fund strategies. Such strategies include:

Mergers and Acquisitions Strategies -- Merger arbitrage strategies focus on positions in companies currently or prospectively involved in corporate transactions of a wide variety including, but not limited to, mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Investment themes are developed on fundamental characteristics, such as attractive valuations relative to competition or announced mergers that are friendly but yet to be consummated. Merger arbitrage strategies employ an investment process focused on investment in equity and equity related instruments of companies which are currently engaged in a corporate transaction. The principal risk involved with merger and acquisition strategy investments is that certain of the proposed corporate transactions may be renegotiated or terminated, which could result in a loss.

Natural Resources Strategies -- Commodity strategies consist of combinations of long and short holdings of commodity markets around the world. This strategy uses various investment processes and both technical and fundamental research to determine how individual commodity contracts are used, both long and short. A commodity strategy is often a sub-set of a Global Macro Strategy (discussed below), where these asset classes are used to express specific macro views in commodities and/or currencies that are part of a broader strategy. Exposure to commodity-related securities may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Global Macro Strategies -- Global macro strategies allocate capital to multiple independent proprietary technical and fundamental valuation models applied both long and short to equity, fixed income, currency and commodity markets globally. Global macro can be implemented with multiple disciplines, resulting in a blend of approaches to maintain proper weights between discretionary decisions and data-driven decisions to achieve superior risk-adjusted returns. Global markets, particularly foreign stock markets, are volatile and can decline significantly in response to adverse economic, issuer, political or regulatory changes. Exchange rate risk between the U.S. dollar and foreign currencies may cause the value of the Fund's investments to decline.

Long/Short Strategies -- Long/Short equity strategies combine core long holdings of equities with short sales of stock or stock index options. Additionally, long/short strategies may use securities that track indices on markets, sectors, and/or industries to hedge against potential adverse movements in security prices. There are multiple versions of this core strategy category that can be implemented in the Fund. The basic long/short equity strategies generally increase net long exposure in bull markets and decrease net long exposure, or may be net short, in a bear market. The long/short equity strategies may use equity swaps, or other derivatives, in addition to or in lieu of investing in long or short positions in individual securities or securities indices.

Short sales expose the Fund to the risk that the security sold short will have to be bought (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund's share price.

Convertible Arbitrage Strategies -- Convertible arbitrage strategies involve purchasing interest-bearing convertible debentures and/or high yielding, convertible preferred stocks. These long convertible positions are then hedged against stock market risk by selling short a percentage of the underlying common stock and/or by writing equity call options. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund's portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.



INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.

INVESTMENT ADVISER




Frost Investment Advisors, LLC, a Delaware limited liability corporation formed in 2007, serves as the investment adviser to the Funds. The Adviser is a wholly owned non-banking subsidiary of The Frost National Bank. The Adviser's principal place of business is located at 100 West Houston Street, 15th Floor, P.O. Box 2509, San Antonio, Texas, 78299-2509. The Adviser manages and supervises the investment of the Funds' assets on a discretionary basis. As of September 30, 2011, the Adviser had approximately $7.6 billion in assets under management.




The Adviser oversees the sub-advisers to the Frost International Equity Fund, the Frost Kempner Multi-Cap Deep Value Equity Fund, the Frost Small Cap Equity Fund, the Frost Kempner Treasury and Income Fund, the Frost LKCM Multi-Cap Equity Fund and the Frost LKCM Small-Mid Cap Fund (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") to ensure their compliance with the investment policies and guidelines of these Funds, and monitors each Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Advisers out of the advisory fee it receives from the Funds. The Board of Trustees of the Trust (the "Board") supervises the Adviser and the Sub-Advisers and establishes policies that the Adviser and Sub-Advisers must follow in their management activities.




For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. For its services under the Sub-Advisory Agreements, each Sub-Adviser is entitled to a fee, which is calculated daily and paid monthly, by the Adviser. The Adviser has voluntarily agreed to reduce its investment advisory fees for certain Funds as set forth below ("Voluntary Fee Reduction"). In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding certain levels as set forth below ("Expense Limitation"). The Adviser intends to continue these expense limitations until further notice, but may discontinue all or part of these fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the total annual Fund operating expenses and the Expense Limitation set forth below to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which the agreement was in place. The Adviser, however, will not be permitted to recapture the amount of any difference that is attributable to the Voluntary Fee Reduction. The table below shows the rate of each Fund's investment advisory fee before the Adviser's Voluntary Fee Reduction, the rate of the Adviser's Voluntary Fee Reduction, the investment advisory fee after the Voluntary Fee Reduction and the Adviser's voluntary Expense Limitation for each Fund, and the amount of advisory fees paid to the Adviser as a percentage of daily net assets for the fiscal year ending July 31, 2011.

-------------------------------------------------------------------------------------------------------------
FUND                                     ADVISORY FEE       ADVISER'S    ADVISORY      EXPENSE      ADVISORY
                                         BEFORE             VOLUNTARY    FEE AFTER     LIMITATION   FEES PAID
                                         VOLUNTARY FEE      FEE          VOLUNTARY
                                         REDUCTION          REDUCTION    FEE
                                                            REDUCTION
-------------------------------------------------------------------------------------------------------------
Frost Growth Equity Fund                 0.80%              0.15%        0.65%         1.50%        0.65%
-------------------------------------------------------------------------------------------------------------
Frost Dividend Value Equity Fund         0.80%              0.15%        0.65%         1.50%        0.65%
-------------------------------------------------------------------------------------------------------------
Frost Strategic Balanced Fund            0.70%              0.05%        0.65%         1.60%        0.60%
-------------------------------------------------------------------------------------------------------------
Frost Kempner Multi-Cap Deep             0.59%              None         0.59%         1.30%        0.59%
Value Equity Fund
-------------------------------------------------------------------------------------------------------------
Frost Small Cap Equity                   1.00% for assets   None         1.00% for     1.80%        0.92%
                                         up to $100                      assets up to
                                         million                         $100 million
                                         0.85% for assets                0.85% for
                                         over $100                       assets over
                                         million                         $100 million
-------------------------------------------------------------------------------------------------------------
Frost International Equity Fund          0.95% for assets   None         0.95% for     1.70%        0.93%
                                         up to $150                      assets up to
                                         million                         $150 million
                                         0.90% for assets                0.90% for
                                         over $150                       assets over
                                         million                         $150 million
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
FUND                                     ADVISORY FEE       ADVISER'S    ADVISORY      EXPENSE      ADVISORY
                                         BEFORE             VOLUNTARY    FEE AFTER     LIMITATION   FEES PAID
                                         VOLUNTARY FEE      FEE          VOLUNTARY
                                         REDUCTION          REDUCTION    FEE
                                                            REDUCTION
-------------------------------------------------------------------------------------------------------------
Frost Low Duration Bond Fund             0.50%              0.15%(1)     0.35%         1.20%        0.35%
-------------------------------------------------------------------------------------------------------------
Frost Total Return Bond Fund             0.50%              0.15%(2)     0.35%         1.20%        0.35%
-------------------------------------------------------------------------------------------------------------
Frost Municipal Bond Fund                0.50%              0.10%        0.40%         1.30%        0.40%
-------------------------------------------------------------------------------------------------------------
Frost Low Duration Municipal Bond Fund   0.50%              0.20%        0.30%         1.40%        0.30%
-------------------------------------------------------------------------------------------------------------
Frost Kempner Treasury and Income Fund   0.35%              None         0.35%         1.30%        0%
-------------------------------------------------------------------------------------------------------------
Frost LKCM Multi-Cap Equity Fund         0.75%              None         0.75%         1.60%        0%
-------------------------------------------------------------------------------------------------------------
Frost LKCM Small- Mid Cap Equity Fund    0.90%              None         0.90%         1.80%        0%
-------------------------------------------------------------------------------------------------------------
Frost Diversified Strategies Fund        0.80%              None         0.80%         2.00%        0.54%(3)
-------------------------------------------------------------------------------------------------------------
Frost Natural Resources Fund             0.80%              None         0.80%         2.00%        N/A(4)
------------------------------------------------------------------------------------------------------------




(1) Prior to November 30, 2009, the Adviser voluntarily agreed to reduce its Investment Advisory Fee for the Frost Low Duration Bond Fund by 0.20%
(2)  Prior to November 30, 2009, the Adviser voluntarily agreed to reduce its



     Investment Advisory Fee for the Frost Total Return Bond Fund by 0.10%.
(3) For the fiscal period January 7, 2011 (commencement of operations) to July 31, 2011.
(4)  Not in operation during the period.




PORTFOLIO MANAGERS




John Lutz, CFA, Senior Research Analyst, is jointly and primarily responsible for the day-to-day management of the Frost Growth Equity Fund and the Frost Natural Resources Fund. Mr. Lutz joined The Frost National Bank, the parent company of the Adviser, in 1995. He received a bachelor's degree in business administration from Texas A&M University and a master's degree in business administration from Our Lady of the Lake University.

TJ Qatato, CFA, Senior Research Analyst, is jointly and primarily responsible for the day-to-day management of the Frost Growth Equity Fund. Mr. Qatato joined Frost Investment Advisors in 2011. Prior to joining Frost, he worked for Aster Investment Management Inc. and Friess Associates. He earned a bachelor's degree in business administration and a master's degree in professional accounting, both from The University of Texas at Austin. Mr. Qatato is a holder of the right to use the Chartered Financial Analyst (CFA[R]) designation and is a member of the CFA Institute

Stephen Coker, CFA, is jointly and primarily responsible for the day-to-day management of the Frost Growth Equity Fund. Mr. Coker joined Frost Investment Advisors in 2008. Prior to joining Frost, he worked for the Principal Financial Group in Seattle and Trusco Capital Management in Atlanta. He earned a bachelor's degree in Management from Georgia Tech and an MBA in Finance from Indiana University. Mr. Coker is a holder of the right to use the Chartered Financial Analyst (CFA[R]) designation and is a member of the CFA Institute.

C. Murray Fichtner is jointly and primarily responsible for the day-to-day management of the Frost Dividend Value Equity Fund. Mr. Fichtner joined The Frost National Bank, the parent company of the Adviser, in 1967. He received a bachelor's of business administration degree from Texas A&M University.

Michael R. Brell, CFA, is jointly and primarily responsible for the day-to-day management of the Frost Dividend Value Equity Fund. Mr. Brell joined The Frost National Bank, the parent company of the Adviser, in 2002. He received a bachelor's of arts degree with honors in international relations and a master's degree in business administration from St. Mary's University.

Theodore H. Harper, Senior Research Analyst, is jointly and primarily responsible for the day-to-day management of the Frost Dividend Value Equity Fund and the Frost Natural Resources Fund. Mr. Harper joined The Frost National Bank, the parent company of the Adviser, in 2000. He received a bachelor's degree in political science and economics from the University of Arizona.

Tom L. Stringfellow, CFA, CFP, CPA, is jointly and primarily responsible for the day-to-day management of the Frost Growth Equity Fund and the Frost Diversified Strategies Fund. He is also the Chief Investment Officer for Frost Investment Advisors, LLC. Mr. Stringfellow joined The Frost National Bank, the parent company of the Adviser, in 1980. He received a bachelor's of arts degree in business administration from Southwest Texas State University, a master's degree in economics from St. Mary's University and a master's degree in business administration from Texas A&M University.

Jeffery Elswick is jointly and primarily responsible for the day-to-day management of the Frost Low Duration Bond Fund, the Frost Total Return Bond Fund, the Frost Municipal Bond Fund, the Frost Low Duration Municipal Bond Fund and the Frost Diversified Strategies Fund. Mr. Elswick joined The Frost National Bank, the parent company of the Adviser, in 2006. Prior to joining The Frost National Bank, Mr. Elswick served as a fixed income portfolio manager, analyst and trader at Capital One Financial Corporation from 2000 to 2006. He received a master of science in finance degree and a bachelor's of business administration degree from Texas A&M University.

Joseph G. Zhu-Carnevale, CFA, Senior Credit Analyst, is jointly and primarily responsible for the day-today management of the Frost Low Duration Bond Fund, the Frost Total Return Bond Fund, the Frost Municipal Bond Fund and the Frost Low Duration Municipal Bond Fund. Mr. Zhu-Carnevale joined The Frost National Bank, the parent company of the Adviser, in 2008. Prior to joining The Frost National Bank, Mr. Zhu-Carnevale served as a Vice President of Risk Management at RBS Greenwich Capital from 2006 to 2008, served as a Fixed Income Analyst at Progressive Capital Management from 2004 to 2006, and served as a Capital Market Associate at Lehman Brothers from 2003-2004. He received a master's of business administration in finance and accounting from the University of Pennsylvania (Wharton), and a bachelor's of science in physics from FuDan University, Shanghai, China.

Tim Tucker, Senior Credit Analyst, is jointly and primarily responsible for the day-to-day management of the Frost Low Duration Fund, the Frost Total Return Bond Fund, the Frost Municipal Bond Fund and the Frost Low Duration Municipal Bond Fund. Mr. Tucker joined The Frost National Bank, the parent company of the Adviser, in February 2011. Prior to joining The Frost National Bank, he served as Director for THL Credit Group. From 2004 to 2007, he served as Vice President of the Leveraged Capital Group at AIG. From 2000 to 2003, he served as Vice President at Kinsman Capital, a San Diego-based private equity firm. He graduated cum laude with a B.B.A. in finance and a minor in statistics from Southern Methodist University.

Nikhill Patel, Senior Credit Analyst, is jointly and primarily responsible for the day-to-day management of the Frost Low Duration Fund, the Frost Total Return Bond Fund, the Frost Municipal Bond Fund and the Frost Low Duration Municipal Bond Fund. Mr. Patel joined The Frost National Bank, the parent company of the Adviser, in 2011. Prior to joining The Frost National Bank, he served as Assistant Vice President of CDO Analytics and Modeling at Bank of America Merrill Lynch from 2007 to 2011 and served as an Investment Analyst at Northern Trust from 2005 to 2007. He received dual bachelor's of science degrees in finance and management information systems from the University of Illinois.

Brad Thompson, CFA, is jointly and primarily responsible for the day-to-day management of the Frost Growth Equity Fund, the Frost Dividend Value Equity Fund, the Frost Strategic Balanced Fund and the Frost Diversified Strategies Fund. Mr. Thompson joined The Frost National Bank, the parent company of the Adviser, in 2002. Prior to joining The Frost National Bank, Mr. Thompson was a senior analyst with Assante Asset Management in Canada and Assante Global Advisors in Los Angeles. He received the degrees of master of commerce with honours (finance), from the University of Melbourne; bachelor of commerce with honours (finance), and bachelor of commerce and economics from the University of Tasmania at Hobart, Australia. Mr. Thompson is a holder of the right to use the Chartered Financial Analyst (CFA[R]) designation and is a member of the CFA Institute.

Justin Hopkins is jointly and primarily responsible for the day-to-day management of the Frost Strategic Balanced Fund. Mr. Hopkins joined The Frost National Bank, the parent company of the Adviser, in 2007. Prior to joining The Frost National Bank, Mr. Hopkins served as a representative support specialist at National Financial Partners from 2006 to 2007 and as a mutual fund analyst, intern, part-time at The Frost National Bank from 2004 to 2006 and full time student from 2002 to 2006. He received a bachelor's degree in applied arts and sciences and a master's degree in business administration from Texas State University.

R. David Telling serves as the lead Portfolio Manager for the Frost Diversified Strategies Fund. Mr. Telling joined the Adviser in 2010. Mr. Telling previously worked for Frost Investment Services in 2009. Prior to joining the Frost organization, Mr. Telling founded and operated Telling & Company, LLC, a registered investment adviser catering to high net worth clients. From 1987 to 2007, he was employed by Merrill Lynch where he served as First Vice President and Portfolio Manager in the Personal Investment Advisory Service. Mr. Telling received a bachelor's degree in economics from the University of South Florida, attended the Thomas M. Cooley Law School and is currently a candidate in the Chartered Alternative Investment Analyst program.



SUB-ADVISERS

The Sub-Advisers for the Frost International Equity Fund, the Frost Kempner Multi-Cap Deep Value Equity Fund, the Frost Small Cap Equity Fund, the Frost Kempner Treasury and Income Fund, the Frost Luther LKCM Equity Fund and the Frost LKCM Small-Mid Cap Equity Fund are responsible for the day-to-day management of these Funds, subject to the general supervision of the Board and the Adviser and in accordance with the investment objectives, policies and restrictions of the Funds.

     o  FROST INTERNATIONAL EQUITY FUND




Thornburg Investment Management, Inc., a Delaware corporation established in 1982, serves as the sub-adviser to the Frost International Equity Fund. Thornburg's principal place of business is located at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. As of September 30, 2011, Thornburg had approximately $70 billion in assets under management. Thornburg is responsible for the day-to-day management of the Frost International Equity Fund's investments.

William Fries, CFA, is jointly and primarily responsible for the day-to-day management of the Frost International Equity Fund. Mr. Fries joined Thornburg in 1995. He received a BS from the Pennsylvania State University and an MBA from Temple University.

Lei Wang, CFA, is jointly and primarily responsible for the day-to-day management of the Frost International Equity Fund. Mr. Wang joined Thornburg in 2004. Prior to joining Thornburg, Mr. Wang served as an associate at Enso Capital from 2002 to 2004 and as an associate at Deutsche Bank Alex Brown Inc. from 2001 to 2002. He received an BA/MA from East China Normal University and an MBA from New York University.

Wendy Trevisani is jointly and primarily responsible for the day-to-day management of the Frost International Equity Fund. Ms. Trevisani joined Thornburg in 1999. She received a BA from Bucknell University and an MBA from Columbia University.




     o FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND AND FROST KEMPNER TREASURY AND INCOME FUND




Kempner Capital Management, Inc., a Texas corporation established in 1982, serves as the sub-adviser to the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Kempner Treasury and Income Fund. KCM's principal place of business is located at 2201 Market Street, 12th Floor, FNB Building Galveston, Texas 77550-1503. As of September 30, 2011, KCM had approximately $383 million in assets under management. KCM is responsible for the day-to-day management of the Frost Kempner Multi-Cap Deep Value Equity Fund's and the Frost Kempner Treasury and Income Fund's investments.




Harris L. Kempner, Jr. is jointly and primarily responsible for the day-to-day management of the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Kempner Treasury and Income Fund. Mr. Kempner has been KCM's President since the firm's inception in 1982. He was President of U.S. National Bancshares and Chief Investment Officer for Frost Bank of Galveston (formerly United States National Bank) from 1969-1982. He received a BA from Harvard University in 1961 and an MBA from Stanford University in 1963.




R. Patrick Rowles is jointly and primarily responsible for the day-to-day management of the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Kempner Treasury and Income Fund. Mr. Rowles joined KCM as Executive Vice President in 1987. He was President of R. Patrick Rowles & Company from 1981-1987. He received a BBA from the University of Texas at Austin in 1961.




M. Shawn Gault is jointly and primarily responsible for the day-to-day management of the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Kempner Treasury and Income Fund. Mr. Gault is a Vice President and joined KCM in January 2001. He received an MBA from the University of Houston in 2000.

     o   FROST SMALL CAP EQUITY FUND




Cambiar Investors LLC, ("Cambiar"), a Delaware limited liability company located at 2401 East Second Avenue, Suite 500, Denver, Colorado 80206, is an investment adviser registered with the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940. Cambiar has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1973. As of September 30, 2011,

Cambiar managed approximately $6 billion in firmwide assets across four equity strategies including large-cap, small-cap, international equity and global multi-value equity strategies.

Brian M. Barish, CFA, President, Director of Research, joined Cambiar in 1997. He focuses on the technology, media, aerospace and defense sectors. Prior to joining Cambiar, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres & Co., a New York based investment bank. He has also served as a securities analyst with Bear, Stearns & Co. and Arnhold S. Bleichroeder, a New York based research firm. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst designation.

Ania A. Aldrich, CFA, Principal, joined Cambiar in 1999. Prior to joining Cambiar, Ms. Aldrich was a global equity analyst at Bankers Trust, a New York based investment company, covering the financial services and transportation sectors. She began her career as a senior investor relations professional at BET PLC, a New York based communications firm. Ms. Aldrich holds an MBA in Finance from Fordham University and a BA in Computer Science from Hunter College. She also holds the Chartered Financial Analyst designation.

Andrew P. Baumbusch, Principal, joined Cambiar in 2004. Prior to joining Cambiar, Mr. Baumbusch served as an investment analyst at Franklin Templeton, Atrium Capital and Alex Brown & Sons. Mr. Baumbusch holds an MBA from the Stanford Graduate School of Business and a BA in Economics from Princeton University.

Timothy A. Beranek, Principal, joined Cambiar in 1999. Prior to joining Cambiar, Mr. Beranek was with Resources Trust where he had responsibility for oversight of financial controls for the company's mutual fund trading relationships. He began his career with Merrill Lynch. Mr. Beranek holds a Masters in Finance from the University of Colorado and a BS in Economics from the University of South Dakota. Maria L. Mendelsberg, CFA, Principal, joined Cambiar in 1997. Prior to joining Cambiar, Ms. Mendelsberg served as an investment analyst for Eaton Vance Management, a Boston based investment company. Before launching her investment career, she spent many years working in retail management. Ms. Mendelsberg received a BA in Economics and Classics from Brown University, and holds the Chartered Financial Analyst designation.

Jennifer Dunne, CFA, Principal and International Portfolio Manager, joined Cambiar in 2005. Ms. Dunne is responsible for non-U.S. company coverage in the energy, industrials and utilities sectors. Prior to joining Cambiar in 2005, she was a senior equity analyst at Founders Asset Management LLC. Ms. Dunne received a graduate diploma from the London School of Economics, a Masters in Economics from the University of British Columbia, a BA from the University of Colorado and holds the Chartered Financial Analyst designation.

Artio Global Management LLC, ("Artio Global"), a Delaware limited liability company located at 330 Madison Avenue, New York, New York 10017, is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. As of September 30, 2011, Artio Global had total assets under management of approximately $34.3 billion.




Artio Global, through an intermediary holding company, is majority-owned by Artio Global Investors Inc. ("Artio Global Investors"), a Delaware corporation. Artio Global Investors' Class A shares have been listed on the New York Stock Exchange since September 24, 2009.

Artio Global Investors is currently 53% owned by the public and 28% owned by GAM Holdings Ltd. (the firm's former sole stockholder). In addition, Artio's Principals, Richard Pell (Chairman, CEO and CIO) and Rudolph-Riad Younes (Head of International and Global Equities), each have an ownership interest of 9.5%. GAM Holding Ltd., an asset manager listed on the Swiss Stock Exchange, is expected to periodically evaluate its ongoing level of ownership of Artio Global Investors.

Mr. Samuel A. Dedio is primarily responsible for the day-to-day management of the Fund. Mr. Dedio joined Artio Global in 2006 as a Senior Portfolio Manager focusing on U.S. micro-, small- and mid-cap equities. Prior to joining Artio Global, he spent seven years at Deutsche Asset Management, most recently as Managing Director, Co-Lead Portfolio Manager and Co-Head of U.S. Micro, Small and Mid Cap Investment Management. His previous positions also include Senior Industry Analyst at Ernst & Young LLP and Equity Analyst with both Evergreen Asset Management and Standard & Poor's Corp.

     o   FROST LKCM MULTI-CAP EQUITY FUND AND FROST LKCM SMALL-MID CAP EQUITY
         FUND




Luther King Capital Management Corporation, a Delaware corporation established in 1979, serves as the sub-adviser to the Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund. Luther King Capital Management's principal place of business is located at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. As of September 30, 2011, LKCM had approximately $7.9 billion in assets under management. LKCM is responsible for the day-to-day management of the Frost LKCM Multi-Cap Equity Fund's and the Frost LKCM Small-Mid Cap Equity Fund's investments.




J. Luther King, Jr. is jointly and primarily responsible for the day-to-day management of the Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund. Mr. King has been President, Principal, and Portfolio Manager of Luther King Capital Management Corporation since 1979.

Steven R. Purvis is jointly and primarily responsible for the day-to-day management of the Frost LKCM Small-Mid Cap Equity Fund. Mr. Purvis has been a Portfolio Manager of Luther King Capital Management Corporation since 1996 and a Principal of the firm since 2003.

Paul W. Greenwell is jointly and primarily responsible for the day-to-day management of the Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund. Mr. Greenwell has been a Portfolio Manager of Luther King Capital Management Corporation since 1983 and a Principal of the firm since 1986.

ADDITIONAL INFORMATION




A discussion regarding the basis for the Board's approval of the investment advisory contract with the Adviser and the sub-advisory contracts between the Adviser and each Sub-Adviser can be found in the Funds' Semi-Annual Report to Shareholders dated January 31, 2011. A discussion regarding the basis for the Board's approval of the investment advisory contracts between the Advisor and the Trust, on behalf of the Frost Natural Resources Fund, will be available in the Funds' Semi-Annual Report to shareholders dated January 31, 2012.



The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares of the Funds.

Class A Shares are for individual and retail investors.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see "Taxes."




HOW TO PURCHASE FUND SHARES

All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the Fund name.

REGULAR MAIL ADDRESS

Frost Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Frost Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

BY WIRE

To open an account by wire, call 1-877-71-FROST for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA # 101000695
Frost Funds
DDA Acct. # 9871063178
Ref: Fund name/account number/account name

BY SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account.

You may not open an account via ACH. However, once you have established an account, you can set up a systematic investment plan by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $100. To cancel or change a plan, write to the Funds at Frost Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Frost Funds c/o DST Systems, Inc., 430 West 7(th) Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.




PURCHASES IN-KIND

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.




MINIMUM INVESTMENTS

You can open an account with a Fund with a minimum initial investment of $2,500 or a minimum initial investment for IRA accounts of $1,500 for Class A Shares. Minimum subsequent investments are required to be at least $500. Systematic planned contributions are required to be at least $100. A Fund reserves the right to waive the minimum investment amounts in its sole discretion.

HOW TO REDEEM FUND SHARES

BY MAIL

To redeem shares by mail, you may contact the Funds directly at: Frost Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Frost Funds, 430 West 7th Street, Kansas City, MO 64105). Please send a letter to the Funds signed by all registered parties on the account specifying:

     o    The Fund name;
     o    The account number;
     o    The dollar amount or number of shares you wish to redeem;
     o    The account name(s); and
     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.




Certain redemption requests will require Medallion signature guarantees by a bank or member firm of a national securities exchange. For example, Medallion signature guarantees may be required if your address of record or banking instructions have been changed in the last 30 days, or if you ask that the proceeds be sent to a different person or address. A Medallion signature is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees that a signature is original and authentic. Signature guarantees are for the protection of shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.




BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 1-877-71-FROST to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank via wire or Automated Clearing House ("ACH").

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $25,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

EXCHANGING SHARES

At no charge, you may exchange Class A Shares of a Fund for Class A Shares of another Fund in the Frost Funds complex by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE

When you buy shares, you pay the "offering price" for the shares. The offering price is the NAV per share plus any sales charge applicable to the purchase. When you sell shares you receive the NAV minus any applicable Contingent Deferred Sales Charges ("CDSC") and/or redemption fee.




You may buy or sell shares of a Fund on any Business Day. Requests to buy and sell shares of a Fund are processed at the NAV next computed after the Fund receives and accepts your order. The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern
Time). To receive the NAV on any given day, a Fund or an authorized institution must receive your order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper Medallion signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day if the NYSE is open for trading that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- each Fund reserves the right to calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

The Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Funds with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.



PAYMENT OF REDEMPTION PROCEEDS




Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (may be subject to a $15 fee). Each Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as proper Medallion signature guarantees, IRA rollover forms, etc.). A Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Medallion signature guarantees are for the protection of shareholders. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to insure proper authorization. If you redeem shares that were recently purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.




SALES CHARGES

FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives and accepts your request, plus the front-end sales load. Selling dealers are normally reallowed 100% of the sales charge by SEI Investments Distribution Co. (the "Distributor"). The amount of any front-end sales charge included in your offering price for Class A Shares varies, depending on the amount of your investment.




The following is representative of the Frost Growth Equity Fund, the Frost Dividend Value Equity Fund, the Frost LKCM Multi-Cap Equity Fund, the Frost LKCM Small-Mid Cap Equity Fund, the Frost Small Cap Equity Fund, the Frost Kempner Multi-Cap Deep Value Equity Fund, the Frost International Equity Fund, the Frost Strategic Balanced Fund, the Frost Diversified Strategies Fund and the Frost Natural Resources:




                                                                     YOUR SALES CHARGE AS
                                            YOUR SALES CHARGE            A PERCENTAGE
                                             AS A PERCENTAGE             OF YOUR NET
CLASS A SHARES    IF YOUR INVESTMENT IS:    OF OFFERING PRICE             INVESTMENT
-----------------------------------------------------------------------------------------
                  LESS THAN $50,000               5.75%                      6.10%
                  $50,000 BUT LESS THAN           4.75%                      4.99%
                  $100,000
                  $100,000 BUT LESS THAN          3.75%                      3.90%
                  $250,000
                  $250,000 BUT LESS THAN          2.75%                      2.83%
                  $500,000
                  $500,000 BUT LESS THAN          2.00%                      2.04%
                  $1,000,000
                  $1,000,000 AND OVER*            None                       None

The following is representative of the Frost Total Return Bond Fund:

                                                                     YOUR SALES CHARGE AS
                                            YOUR SALES CHARGE            A PERCENTAGE
                                             AS A PERCENTAGE             OF YOUR NET
CLASS A SHARES    IF YOUR INVESTMENT IS:    OF OFFERING PRICE             INVESTMENT
-----------------------------------------------------------------------------------------
                  LESS THAN $250,000              3.75%                      3.90%
                  $250,000 BUT LESS THAN          2.50%                      2.56%
                  $500,000
                  $500,000 BUT LESS THAN          2.00%                      2.04%
                  $1,000,000
                  $1,000,000 AND OVER*            None                       None

The following is representative of the Frost Kempner Treasury and Income Fund and the Frost Municipal Bond Fund:

                                                                     YOUR SALES CHARGE AS
                                            YOUR SALES CHARGE            A PERCENTAGE
                                             AS A PERCENTAGE             OF YOUR NET
CLASS A SHARES    IF YOUR INVESTMENT IS:    OF OFFERING PRICE             INVESTMENT
-----------------------------------------------------------------------------------------
               LESS THAN $100,000                 3.00%                      3.09%
               $100,000 BUT LESS THAN             2.75%                      2.83%
               $250,000
               $250,000 BUT LESS THAN             2.50%                      2.56%
               $500,000
               $500,000 BUT LESS THAN             2.00%                      2.04%
               $1,000,000
               $1,000,000 AND OVER*               None                       None

The following is representative of the Frost Low Duration Bond Fund and the Frost Low Duration Municipal Bond Fund:

                                                                     YOUR SALES CHARGE AS
                                            YOUR SALES CHARGE            A PERCENTAGE
                                             AS A PERCENTAGE             OF YOUR NET
CLASS A SHARES    IF YOUR INVESTMENT IS:    OF OFFERING PRICE             INVESTMENT
-----------------------------------------------------------------------------------------
               LESS THAN $100,000                 2.75%                      2.83%
                  $100,000 BUT LESS THAN          2.50%                      2.56%
               $250,000
               $250,000 BUT LESS THAN             2.25%                      2.30%
               $500,000
               $500,000 BUT LESS THAN             2.00%                      2.04%
               $1,000,000
               $1,000,000 AND OVER*               None                       None

* IF YOU ARE IN A CATEGORY OF INVESTORS WHO MAY PURCHASE FUND SHARES WITHOUT A FRONT-END SALES CHARGE, YOU WILL BE SUBJECT TO A 1.00% DEFERRED SALES CHARGE IF YOU REDEEM YOUR SHARES WITHIN 12 MONTHS OF PURCHASE.

You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. See "Reduced Sales Charges" below.

WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

o    through reinvestment of dividends and distributions;

o through an asset allocation account advised by the Adviser or one of its affiliates;

o by persons repurchasing shares they redeemed within the last 90 days (see "Repurchase of Class A Shares");

o by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 90 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

o by employees, and members of their immediate family, of the Adviser and its affiliates;

o    by retirees of the Adviser and its affiliates;

o by employees and retirees of the SEI Investments Global Funds Services (the "Administrator") or the Distributor;

o    by Trustees and officers of The Advisors' Inner Circle Fund II;

o by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts ("IRAs") previously with the Adviser;

o by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with the Adviser acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front- end sales charge.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

REDUCED SALES CHARGE -- CLASS A SHARES

In addition to the above described reductions in front-end sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, a Fund or its agent may request account statements if it is unable to verify your account information.

RIGHTS OF ACCUMULATION

In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares of all the Frost Funds you already own to the amount that you are currently purchasing. The value of your current purchases will be combined with the current value of Class A Shares of all other Frost Funds you purchased previously that are currently held for (i) your account,
(ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify DST Systems, Inc. (the "Transfer Agent") at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at a Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Funds may amend or terminate this right of accumulation at any time.

LETTER OF INTENT

You may purchase Class A Shares of one or more Frost Funds at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of one or more Frost Funds over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Each Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send a Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize a Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Funds' Transfer Agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE

When calculating the appropriate sales charge rate, a Fund will combine purchases of Class A Shares (that are subject to a sales charge) of all Frost Funds made on the same day by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

PURCHASERS QUALIFYING FOR REDUCTIONS IN FRONT-END SALES CHARGES

Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

INDIVIDUALS

o an individual, his or her spouse, or children residing in the same household;

o    any trust established exclusively for the benefit of an individual;

TRUSTEES AND FIDUCIARIES

o a trustee or fiduciary purchasing for a single trust, estate or fiduciary account; and

OTHER GROUPS

o any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced front-end sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of a Fund held in all accounts (E.G., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

CONTINGENT DEFERRED SALES CHARGES (CDSC) -- CLASS A SHARES

You will not pay a front-end sales charge if you purchase $1,000,000 or more of Class A Shares. However, you may pay a CDSC of 1.00% on any shares you sell within 12 months after your purchase. The CDSC will be based on the lesser of
(1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after the Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class A Shares of one Fund for Class A Shares of another Fund.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. The Distributor may pay dealers up to 1% on investments of $1,000,000 or more in Class A Shares. From time to time, some financial institutions, including brokerage firms affiliated with the Adviser or the Distributor, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.




REDEMPTIONS IN-KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.




INVOLUNTARY REDEMPTIONS OF YOUR SHARES




If your account balance drops below $1,000 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the need to sell your shares. If your Frost International Equity Fund or Frost Diversified Strategies Fund shares are redeemed for this reason within 30 calendar days of their purchase, the redemption fee will not be applied.




SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial intermediary transact with the Funds over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of a Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or their affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by the U.S. Securities and Exchange Commission ("SEC") and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' Statement of Additional Information.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES




The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, because the Funds indirectly invest in foreign securities traded primarily on markets that close prior to the time the Funds determine their NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than Funds investing exclusively in U.S. securities.



In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of their Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may make a Fund more susceptible to the risks posed by frequent trading because frequent transactions in a Fund's shares may have a greater impact on the market prices of these types of securities. For more information on how the Funds use fair value pricing, see "Calculating Your Share Price." The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include the following:




o Shareholders are restricted from making more than five "round trips," including exchanges into or out of a Fund, per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.




o The Frost International Equity Fund and the Frost Diversified Strategies Fund each assess a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 30 days for the International Equity Fund and less than 60 days for the Diversified Strategies Fund (subject to certain exceptions as discussed in "Redemption Fee").




o The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or its Adviser/Sub-Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon its request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.

REDEMPTION FEE




In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of such trading, the Frost International Equity Fund and the Frost Diversified Strategies Fund each charge a 2.00% redemption fee on redemptions of shares that have been held for less than 30 days for the International Equity Fund and less than 60 days for the Diversified Strategies Fund. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the applicable assets of the Funds. The fee does not apply to the exchange of shares or shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the applicable Fund. However, the Funds recognize that due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds'.

The Funds reserve the right to waive the redemption fee in its discretion where it believes such waiver is in the best interests of a Fund, including certain categories of redemptions that the Funds reasonably believe may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) failed verifications; (v) involuntary redemptions; and (vi) retirement loans and withdrawals. The redemption fee will not be applied on redemptions made within the 30 or 60 day period because the account does not meet the applicable minimum account size or because the Fund is unable to verify the accountholder's identity within a reasonable time after the account is opened.




CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

However, each Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, each Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications. If your account is closed for this reason, the redemption fee will not be applied. You will not be entitled to recover any sales charges paid in connection with your purchase of Fund Shares.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION OF FUND SHARES

The Funds have adopted a distribution plan for Class A Shares that allows the Funds to pay distribution for the sale and distribution of their shares, and for distributor services provided to shareholders. Because these fees are paid out of the Funds' assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for Class A Shares of each Fund is 0.25% .

DIVIDENDS AND DISTRIBUTIONS




Normally, the Frost Growth Equity Fund, the Frost Small Cap Equity Fund, the Frost International Equity Fund, the Frost LKCM Multi-Cap Equity Fund, the Frost LKCM Small-Mid Cap Equity Fund and the Frost Natural Resources Fund each distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. Normally, the Frost Dividend Value Equity Fund, the Frost Low Duration Bond Fund, the Frost Total Return Fund, the Frost Municipal Bond Fund, the Frost Low Duration Municipal Bond Fund, the Frost Kempner Treasury and Income Fund, the Frost Kempner Multi-Cap Deep Value Equity Fund, the Frost Strategic Balanced Fund and the Frost Diversified Strategies Fund each distribute their net investment income, if any, monthly and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.




Each Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. The following is a summary of the federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.




Each Fund intends to qualify as a regulated investment company ("RIC") as defined in Section 851 of the Internal Revenue Code of 1986, as amended. The Diversified Strategies Fund and the Natural Resources Fund may make investments into one or more exchange traded products, such as ETFs and ETNs, swaps or other investments that may raise questions regarding the qualification of the income from such investments as qualifying income under the RIC qualification tests. The Funds intend to monitor their investments to ensure that it will satisfy the qualification tests as a RIC, including the qualifying income test. See the SAI for more information regarding the RIC qualification tests.


Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Absent further legislation, the reduced tax rates applicable to qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2012 and such income will be taxable at ordinary income tax rates. Distributions from the Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Kempner Treasury and Income Fund, Frost Municipal Bond Fund, and Frost Low Duration Municipal Bond Fund are not expected to qualify for the reduced tax rates on qualified dividend income.




The Frost Low Duration Bond Fund, Frost Total Return Bond Fund, and Frost Kempner Treasury and Income Fund are each expected to make primarily ordinary income distributions. Because the Frost Municipal Bond Fund and Frost Low Duration Municipal Bond Fund invest primarily in municipal bonds, the dividends you receive from these Funds will generally be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax. Although the Frost Municipal Bond Fund and Frost Low Duration Municipal Bond Fund do not seek to realize taxable income or capital gains, these Funds may realize and distribute taxable income or capital gains from time to time as a result of their normal investment activities. Once a year the Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-877-71-FROST to find out when a Fund expects to make a distribution to shareholders.

Each sale of shares of a Fund may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Funds. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.




The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.




To the extent that a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. A Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about each Fund. The information is intended to help you understand each Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been derived from each Fund's financial statements, which have been audited by Ernst & Young LLP whose report, and each Fund's financial statements, are included in the Funds' Annual Report. The report of Ernst & Young LLP, along with each Fund's financial statements and related notes, appears in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-877-71-FROST.




THE ADVISORS' INNER CIRCLE FUND II                                   FROST FUNDS

-----------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE PERIODS ENDED JULY 31,
-----------------------------------------------------------------------------------------------------------------------
                                        NET
                                    REALIZED AND
         NET ASSET         NET       UNREALIZED                   DIVIDENDS   DISTRIBUTIONS
           VALUE,      INVESTMENT  GAIN (LOSS) ON        TOTAL      FROM NET       FROM       TOTAL         NET ASSET
         BEGINNING       INCOME    INVESTMENTS AND       FROM     INVESTMENT     REALIZED   DIVIDENDS &     VALUE, END
         OF PERIOD      LOSS (1)  FOREIGN CURRENCY   OPERATIONS    INCOME        GAINS    DISTRIBUTIONS    OF PERIOD
-----------------------------------------------------------------------------------------------------------------------
CORE GROWTH EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A
2011      $ 8.19        $(0.00)+++    $ 2.06           $ 2.06     $ (0.01)      $   --      $  (0.01)        $10.24
2010        7.59          0.00+++       0.61             0.61       (0.01)          --         (0.01)          8.19
2009        9.34          0.01         (1.75)           (1.74)      (0.01)          --         (0.01)          7.59
2008 (b)    9.66          0.00+++      (0.32)           (0.32)         --           --            --           9.34
-----------------------------------------------------------------------------------------------------------------------
DIVIDEND VALUE EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A
2011      $ 8.03        $ 0.17        $ 1.16           $ 1.33     $ (0.17)      $  --       $  (0.17)        $ 9.19
2010        7.43          0.13          0.60             0.73       (0.13)         --          (0.13)          8.03
2009        9.20          0.19         (1.62)           (1.43)      (0.19)       (0.15)        (0.34)          7.43
2008 (b)    9.32          0.02         (0.12)           (0.10)      (0.02)          --         (0.02)          9.20
-----------------------------------------------------------------------------------------------------------------------
STRATEGIC BALANCED FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A
2011      $ 9.54        $ 0.14        $ 1.01           $ 1.15     $ (0.21)      $   --      $  (0.21)        $10.48
2010        8.67          0.13          0.88             1.01       (0.14)          --         (0.14)          9.54
2009        9.76          0.28         (1.09)           (0.81)      (0.28)          --         (0.28)          8.67
2008 (b)   10.00          0.01         (0.24)           (0.23)      (0.01)          --         (0.01)          9.76
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED STRATEGIES FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A
2011 (c)  $10.00        $(0.01)       $(0.17)          $(0.18)     $   --       $   --      $     --         $ 9.82
-----------------------------------------------------------------------------------------------------------------------

                                                     RATIO OF
                                                     EXPENSES
                                                    TO AVERAGE
                                                    NET ASSETS     RATIO OF NET
                                       RATIO OF     (EXCLUDING      INVESTMENT
                       NET ASSETS      EXPENSES       WAIVERS      INCOME (LOSS)  PORTFOLIO
            TOTAL     END OF PERIOD   TO AVERAGE   AND FEES PAID    TO AVERAGE    TURNOVER
           RETURN+        (000)       NET ASSETS    INDIRECTLY)     NET ASSETS      RATE
-------------------------------------------------------------------------------------------
CORE GROWTH EQUITY FUND
-------------------------------------------------------------------------------------------
CLASS A
2011       25.12%++      $72,139         1.07%         1.22%          (0.05)%        38%
2010        8.05%++       47,235         1.07          1.22            0.06          56
2009      (18.60)++       43,705         1.10          1.25            0.14          72
2008 (b)   (3.31)++       41,112         1.04*         1.19*           0.52*          5**
-------------------------------------------------------------------------------------------
DIVIDEND VALUE EQUITY FUND
-------------------------------------------------------------------------------------------
CLASS A
2011        16.62%++     $62,921         1.07%         1.22%           1.89%         82%
2010         9.85++       39,781         1.08          1.23            1.54          76
2009       (15.08)++      18,238         1.11          1.26            2.69          65
2008 (b)    (1.07)++      11,099         1.06*         1.21*           2.65*         34**
-------------------------------------------------------------------------------------------
STRATEGIC BALANCED FUND
-------------------------------------------------------------------------------------------
CLASS A
2011       12.07%++      $ 7,428         1.60%         1.70%           1.35%          21%
2010       11.63++        10,775         1.50          1.56            1.40           38
2009       (7.88)++        6,540         1.45          1.50            3.50           33
2008 (b)   (2.27)++        6,860         1.60*         2.04*           0.69*           9**
-------------------------------------------------------------------------------------------
DIVERSIFIED STRATEGIES FUND
-------------------------------------------------------------------------------------------
CLASS A
2011 (c)    (1.80)%++      $17,163         2.00%         2.27%         (0.10)%*        91%**

*   ANNUALIZED.
**  NOT ANNUALIZED.
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES LOADS.
++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD.
+++ AMOUNT REPRESENTS LESS THAN $0.01.
(b) COMMENCED OPERATIONS ON JUNE 30, 2008
(c) COMMENCED OPERATIONS ON JANUARY 7, 2011.
(1) PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ADVISORS' INNER CIRCLE FUND II                                   FROST FUNDS

-----------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE PERIODS ENDED JULY 31,
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                        NET
                                    REALIZED AND
         NET ASSET                   UNREALIZED                   DIVIDENDS   DISTRIBUTIONS
           VALUE,         NET      GAIN (LOSS) ON        TOTAL      FROM NET       FROM       TOTAL         NET ASSET
         BEGINNING     INVESTMENT  INVESTMENTS AND       FROM     INVESTMENT     REALIZED   DIVIDENDS &     VALUE, END
         OF PERIOD     INCOME (1)  FOREIGN CURRENCY   OPERATIONS    INCOME        GAINS    DISTRIBUTIONS    OF PERIOD
-----------------------------------------------------------------------------------------------------------------------
LOW DURATION BOND FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A
2011      $10.67       $ 0.25         $ 0.03           $ 0.28       $(0.22)     $(0.09)       $(0.31)        $10.64
2010       10.32         0.35           0.32             0.67        (0.32)        --          (0.32)         10.67
2009       10.01         0.45           0.30             0.75        (0.44)      (0.00)++++    (0.44)         10.32
2008 (b)   10.04         0.03          (0.03)              --        (0.03)         --         (0.03)         10.01
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A
2011      $10.71       $ 0.52         $ 0.33           $ 0.85       $(0.49)     $(0.38)       $(0.87)        $10.69
2010       10.17         0.61           0.65             1.26        (0.57)      (0.15)        (0.72)         10.71
2009        9.89         0.55           0.28             0.83        (0.53)      (0.02)        (0.55)         10.17
2008 (b)    9.95         0.04          (0.06)           (0.02)       (0.04)         --         (0.04)          9.89
-----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A
2011      $10.50       $ 0.31         $(0.06)          $ 0.25       $(0.31)     $(0.01)       $(0.32)        $10.43
2010       10.28         0.31           0.23             0.54        (0.31)      (0.01)        (0.32)         10.50
2009(c)    10.26         0.30           0.24             0.54        (0.32)      (0.00)++++    (0.32)         10.28
-----------------------------------------------------------------------------------------------------------------------
LOW DURATION MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A
2011      $10.35       $ 0.16         $(0.06)          $ 0.10       $(0.15)     $(0.00)++++   $(0.15)        $10.30
2010       10.22         0.18           0.13             0.31        (0.18)         --         (0.18)         10.35
2009(b)    10.04         0.18           0.21             0.39        (0.21)         --         (0.21)         10.22
-----------------------------------------------------------------------------------------------------------------------
KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A
2011      $ 7.89        $ 0.13        $ 1.01           $ 1.14      $(0.13)      $   --        $(0.13)        $ 8.90
2010        7.20          0.13          0.69             0.82       (0.13)          --         (0.13)          7.89
2009        9.08          0.19         (1.74)           (1.55)      (0.19)       (0.14)        (0.33)          7.20
2008 (b)    9.09          0.01          0.03             0.04       (0.05)          --         (0.05)          9.08
-----------------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A
2011      $ 7.49        $(0.06)        $2.22           $ 2.16       $  --       $  --         $   --          $9.65
2010        6.92         (0.06)         0.63             0.57          --          --             --           7.49
2009        9.61         (0.03)        (2.59)           (2.62)         --        (0.07)        (0.07)          6.92
2008 (b)    9.83         (0.01)        (0.21)           (0.22)         --           --            --           9.61
-----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A
2011      $ 7.77        $ 0.09        $ 1.34           $ 1.43       $(0.04)     $   --        $(0.04)        $ 9.16
2010        7.18          0.05          0.54             0.59           --          --            --           7.77
2009        9.01          0.07         (1.71)           (1.64)       (0.19)         --         (0.19)          7.18
2008 (b)    9.31         (0.00)++++    (0.30)           (0.30)          --          --            --           9.01
-----------------------------------------------------------------------------------------------------------------------

                                                     RATIO OF
                                                     EXPENSES
                                                    TO AVERAGE
                                                    NET ASSETS     RATIO OF NET
                                       RATIO OF     (EXCLUDING      INVESTMENT
                       NET ASSETS      EXPENSES       WAIVERS         INCOME     PORTFOLIO
            TOTAL     END OF PERIOD   TO AVERAGE   AND FEES PAID    TO AVERAGE    TURNOVER
           RETURN+        (000)       NET ASSETS    INDIRECTLY)     NET ASSETS      RATE
-------------------------------------------------------------------------------------------
LOW DURATION BOND FUND
-------------------------------------------------------------------------------------------
CLASS A
2011         2.71%++      $26,236        0.78%         0.93%           2.34%        56%
2010         6.60++        30,225        0.78          0.95            3.28         62
2009         7.74++        22,597        0.77          0.97            4.53         56
2008 (b)    (0.02)++       26,293        0.73*         0.93*           3.32*         8**
-------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------
CLASS A
2011         8.36%++    $104,713         0.77%         0.91%           4.83%        58%
2010        12.76++       76,319         0.79          0.92            5.73         60
2009         8.82++       54,777         0.84          0.94            5.73         67
2008 (b)    (0.21)++      49,258         0.81*         0.92*           4.69*        12**
-------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND
-------------------------------------------------------------------------------------------
CLASS A
2011         2.40%++     $   194         0.86%         0.96%           2.99%        10%
2010         5.31++          816         0.86          0.96            2.97          5
2009 (c)     5.48++          668         0.87*         0.97*           3.15*        14**+++
-------------------------------------------------------------------------------------------
LOW DURATION MUNICIPAL BOND FUND
-------------------------------------------------------------------------------------------
CLASS A
2011          1.02%++    $   117         0.85%         1.05%           1.52%         9%
2010          3.07++         655         0.86          1.06            1.77         21
2009 (b)      3.89++         591         0.86*         1.06*           1.89*        27**+++
-------------------------------------------------------------------------------------------
KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
-------------------------------------------------------------------------------------------
CLASS A
2011         14.52%      $29,402         1.03%         1.03%           1.44%          22%
2010         11.48        27,365         1.04          1.04            1.62           23
2009        (16.54)       26,289         1.06          1.06            2.76           12
2008 (b)      0.43        35,014         0.99*         0.99*           1.44*          11**
-------------------------------------------------------------------------------------------
SMALL CAP EQUITY FUND
-------------------------------------------------------------------------------------------
CLASS A
2011         28.84%      $35,349         1.35%         1.35%          (0.62)%        144%
2010          8.24        24,475         1.48          1.48           (0.76)         160
2009        (27.15)       18,840         1.50          1.50           (0.51)         273
2008 (b)     (2.24)       21,288         1.44*         1.44*          (0.73)*        110**
-------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------------
CLASS A
2011         18.42%      $49,881         1.39%         1.39%           1.01%        26%
2010          8.22        38,653         1.41          1.41            0.64         35
2009        (17.65)       36,191         1.46          1.46            1.07         51
2008 (b)     (3.22)       41,937         1.25*         1.25*          (0.20)*       16**
-------------------------------------------------------------------------------------------

*    ANNUALIZED.
**   NOT ANNUALIZED.
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES LOADS.
++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD.
+++ PORTFOLIO TURNOVER RATE IS FOR THE FUND FOR THE YEAR ENDED JULY 31, 2009. ++++ AMOUNTS REPRESENTS LESS THAN $0.01.
(b)  COMMENCED OPERATIONS ON JUNE 30, 2008.
(c)  COMMENCED OPERATIONS ON AUGUST 28, 2008
(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                       THE ADVISORS' INNER CIRCLE FUND II

                                  FROST FUNDS

INVESTMENT ADVISER




Frost Investment Advisors, LLC
100 West Houston Street, 15th Floor
P.O. Box 2509
San Antonio, Texas 78299-2509




SUB-ADVISERS

Thornburg Investment Management, Inc.
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

Kempner Capital Management, Inc.
2201 Market Street, 12th Floor FNB Building
Galveston, Texas 77550-1503

Cambiar Investors LLC
2401 East Second Avenue, Suite 500
Denver, Colorado 80206

Artio Global Management LLC
330 Madison Avenue
New York, New York 10017

Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, Texas 76102-4140

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI includes detailed information about the Funds and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Funds' portfolio managers about investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Funds' holdings and detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  1-877-71-FROST (1-877-713-7678)

BY MAIL:       Frost Funds
               P.O. Box 219009
               Kansas City, MO 64121-9009

BY INTERNET:  www.frostbank.com

FROM THE SEC: You can also obtain the SAI, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.



                                                                 FIA-PS-002-0500

                       THE ADVISORS' INNER CIRCLE FUND II

                                   PROSPECTUS



                               NOVEMBER 28, 2011

   FROST GROWTH EQUITY FUND (FORMERLY FROST CORE GROWTH EQUITY FUND)(FICEX)
                    FROST DIVIDEND VALUE EQUITY FUND (FIDVX)
                     FROST STRATEGIC BALANCED FUND (FIBTX)
             FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND (FIKDX)
                      FROST SMALL CAP EQUITY FUND (FIHSX)
                    FROST INTERNATIONAL EQUITY FUND (FITNX)
                      FROST LOW DURATION BOND FUND (FILDX)
                      FROST TOTAL RETURN BOND FUND (FIJEX)
                       FROST MUNICIPAL BOND FUND (FIMUX)
                 FROST LOW DURATION MUNICIPAL BOND FUND (FILMX)
                 FROST KEMPNER TREASURY AND INCOME FUND (FIKTX)
                    FROST LKCM MULTI-CAP EQUITY FUND (FILKX)
                  FROST LKCM SMALL-MID CAP EQUITY FUND (FIKSX)
                      FROST NATURAL RESOURCES FUND (FNRFX)

                           INSTITUTIONAL CLASS SHARES




                              INVESTMENT ADVISER:
                         FROST INVESTMENT ADVISORS, LLC

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:




                                                                     PAGE
      FROST GROWTH EQUITY FUND
            INVESTMENT OBJECTIVE ....................................1
            FUND FEES AND EXPENSES ..................................1
            PRINCIPAL INVESTMENT STRATEGIES .........................1
            PRINCIPAL RISKS .........................................3
            PERFORMANCE INFORMATION .................................3
            INVESTMENT ADVISER ......................................3
            PORTFOLIO MANAGERS ......................................5
            TAX INFORMATION .........................................5
      FROST DIVIDEND VALUE EQUITY FUND
            INVESTMENT OBJECTIVE ....................................6
            FUND FEES AND EXPENSES ..................................6
            PRINCIPAL INVESTMENT STRATEGIES .........................7
            PRINCIPAL RISKS .........................................7
            PERFORMANCE INFORMATION .................................8
            INVESTMENT ADVISER ......................................9
            PORTFOLIO MANAGERS ......................................9
            TAX INFORMATION .........................................10
      FROST STRATEGIC BALANCED FUND
            INVESTMENT OBJECTIVE ....................................11
            FUND FEES AND EXPENSES ..................................11
            PRINCIPAL INVESTMENT STRATEGIES .........................11
            PRINCIPAL RISKS .........................................12
            PERFORMANCE INFORMATION .................................16
            INVESTMENT ADVISER ......................................17
            PORTFOLIO MANAGERS ......................................17
            TAX INFORMATION .........................................17
      FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
            INVESTMENT OBJECTIVE ....................................18
            FUND FEES AND EXPENSES ..................................18
            PRINCIPAL INVESTMENT STRATEGIES .........................19
            PRINCIPAL RISKS .........................................19
            PERFORMANCE INFORMATION .................................20
            INVESTMENT ADVISER ......................................21
            PORTFOLIO MANAGERS ......................................21
            TAX INFORMATION .........................................22
      FROST SMALL CAP EQUITY FUND
            INVESTMENT OBJECTIVE ....................................23
            FUND FEES AND EXPENSES ..................................23
            PRINCIPAL INVESTMENT STRATEGIES .........................23
            PRINCIPAL RISKS .........................................25

            PERFORMANCE INFORMATION .................................26
            INVESTMENT ADVISER ......................................27
            PORTFOLIO MANAGERS ......................................27
            TAX INFORMATION .........................................28
      FROST INTERNATIONAL EQUITY FUND
            INVESTMENT OBJECTIVE ....................................29
            FUND FEES AND EXPENSES ..................................29
            PRINCIPAL INVESTMENT STRATEGIES .........................30
            PRINCIPAL RISKS .........................................30
            PERFORMANCE INFORMATION .................................33
            INVESTMENT ADVISER ......................................34
            PORTFOLIO MANAGERS ......................................34
            TAX INFORMATION .........................................35
      FROST LOW DURATION BOND FUND
            INVESTMENT OBJECTIVE ....................................36
            FUND FEES AND EXPENSES ..................................36
            PRINCIPAL INVESTMENT STRATEGIES .........................37
            PRINCIPAL RISKS .........................................37
            PERFORMANCE INFORMATION .................................38
            INVESTMENT ADVISER ......................................40
            PORTFOLIO MANAGERS ......................................40
            TAX INFORMATION .........................................40
      FROST TOTAL RETURN BOND FUND
            INVESTMENT OBJECTIVE ....................................41
            FUND FEES AND EXPENSES ..................................41
            PRINCIPAL INVESTMENT STRATEGIES .........................42
            PRINCIPAL RISKS .........................................42
            PERFORMANCE INFORMATION .................................43
            INVESTMENT ADVISER ......................................44
            PORTFOLIO MANAGERS ......................................44
            TAX INFORMATION .........................................45
      FROST MUNICIPAL BOND FUND
            INVESTMENT OBJECTIVE ....................................46
            FUND FEES AND EXPENSES ..................................46
            PRINCIPAL INVESTMENT STRATEGIES .........................47
            PRINCIPAL RISKS .........................................47
            PERFORMANCE INFORMATION .................................48
            INVESTMENT ADVISER ......................................50
            PORTFOLIO MANAGERS ......................................50
            TAX INFORMATION .........................................50
      FROST LOW DURATION MUNICIPAL BOND FUND
            INVESTMENT OBJECTIVE ....................................51
            FUND FEES AND EXPENSES ..................................51
            PRINCIPAL INVESTMENT STRATEGIES .........................52
            PRINCIPAL RISKS .........................................52
            PERFORMANCE INFORMATION .................................53
            INVESTMENT ADVISER ......................................55

            PORTFOLIO MANAGERS ......................................55
            TAX INFORMATION .........................................55
      FROST KEMPNER TREASURY AND INCOME FUND
            INVESTMENT OBJECTIVE ....................................56
            FUND FEES AND EXPENSES ..................................56
            PRINCIPAL INVESTMENT STRATEGIES .........................57
            PRINCIPAL RISKS .........................................57
            PERFORMANCE INFORMATION .................................58
            INVESTMENT ADVISER ......................................59
            PORTFOLIO MANAGERS ......................................59
            TAX INFORMATION .........................................59
      FROST LKCM MULTI-CAP EQUITY FUND
            INVESTMENT OBJECTIVE ....................................60
            FUND FEES AND EXPENSES ..................................60
            PRINCIPAL INVESTMENT STRATEGIES .........................60
            PRINCIPAL RISKS .........................................61
            PERFORMANCE INFORMATION .................................62
            INVESTMENT ADVISER ......................................63
            PORTFOLIO MANAGERS ......................................63
            TAX INFORMATION .........................................63
      FROST LKCM SMALL-MID CAP EQUITY FUND
            INVESTMENT OBJECTIVE ....................................64
            FUND FEES AND EXPENSES ..................................64
            PRINCIPAL INVESTMENT STRATEGIES .........................65
            PRINCIPAL RISKS .........................................65
            PERFORMANCE INFORMATION .................................66
            INVESTMENT ADVISER ......................................66
            PORTFOLIO MANAGERS ......................................67
            TAX INFORMATION .........................................67
      FROST NATURAL RESOURCES FUND
            INVESTMENT OBJECTIVE ....................................68
            FUND FEES AND EXPENSES ..................................68
            PRINCIPAL INVESTMENT STRATEGIES .........................69
            PRINCIPAL RISKS .........................................70
            PERFORMANCE INFORMATION .................................71
            INVESTMENT ADVISER ......................................71
            PORTFOLIO MANAGERS ......................................71
            TAX INFORMATION .........................................71
      SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND
           SHARES AND FINANCIAL INTERMEDIARY COMPENSATION ...........74
      MORE INFORMATION ABOUT RISK ...................................75
      MORE INFORMATION ABOUT FUND INVESTMENTS .......................76
      INFORMATION ABOUT PORTFOLIO HOLDINGS ..........................76
      INVESTMENT ADVISER ............................................76
      PORTFOLIO MANAGERS ............................................78
      SUB-ADVISERS ..................................................80
      PURCHASING, SELLING AND EXCHANGING FUND SHARES ................83
      SHAREHOLDER SERVICING ARRANGEMENTS ............................87

PAYMENTS TO FINANCIAL INTERMEDIARIES ................................88
OTHER POLICIES ......................................................89
DIVIDENDS AND DISTRIBUTIONS .........................................91
TAXES ...............................................................92
FINANCIAL HIGHLIGHTS ................................................94
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS ..............Back Cover

FROST GROWTH EQUITY FUND



INVESTMENT OBJECTIVE




The Frost Growth Equity Fund (the "Fund") seeks to achieve long-term capital appreciation.




FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)




                                        INSTITUTIONAL CLASS SHARES
--------------------------------------- --------------------------
Management Fees                                      0.80%
--------------------------------------- --------------------------
Other Expenses                                       0.17%
--------------------------------------- --------------------------
Acquired Fund Fees and Expenses                      0.01%
--------------------------------------- --------------------------
Total Annual Fund Operating Expenses(1)              0.98%
--------------------------------------- --------------------------


(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.




EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




--------------------------------------------------------------------------------
        1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
         $100            $312              $542            $1,201
--------------------------------------------------------------------------------



PORTFOLIO TURNOVER



The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.



PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund intends to invest in companies that Frost Investment Advisors, LLC (the "Adviser") believes will have growing revenues and earnings. The Fund will generally invest in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). The Adviser performs in-depth analyses of company fundamentals and industry dynamics to identify companies displaying strong earnings and revenue growth relative to the overall market or relative to their peer group, improving returns on equity and a sustainable competitive advantage.

The Adviser focuses on a number of factors to assess the growth potential of individual companies, such as:

         o        Historical and expected organic revenue growth rates;
         o        Historical and expected earnings growth rates;
         o        Signs of accelerating growth potential;
         o        Positive earnings revisions;
         o        Earnings momentum;
         o        Improving margin and return on equity trends; and
         o        Positive price momentum.

When an attractive growth opportunity is identified, the Adviser seeks to independently develop an intrinsic valuation for the stock. The Adviser believes that the value of a company is determined by discounting the company's future cash flows or earnings. Valuation factors considered in identifying securities for the Fund's portfolio include:

         o        Price/earnings ratio;
         o        Price/sales ratio;
         o        Price/earnings to growth ratio;
         o Enterprise value/earnings before interest, taxes, depreciation and amortization;
         o        Enterprise value/sales;
         o        Price/cash flow;
         o        Balance sheet strength; and
         o        Returns on equity and returns on invested capital.

The Adviser also seeks to understand a firm's competitive position and the industry dynamics in which the firm operates. The Adviser assesses industry growth potential, market share opportunities, cyclicality and pricing power. Further analysis focuses on corporate governance and management's ability to create value for shareholders.

The Adviser augments its independent fundamental research process with quantitative screens and models. The models are derived from proprietary research or securities industry research studies and score companies based upon a number of fundamental factors. The Adviser uses quantitative analysis to provide an additional layer of objectivity, discipline and consistency to its equity research process. This quantitative analysis complements the fundamental analyses that the Adviser conducts on companies during its stock selection process.

The Fund seeks to buy and hold securities for the long term and seeks to keep portfolio turnover to a minimum. However, the Adviser may sell a security if its price exceeds the Adviser's assessment of its fair value or in response to a negative company event, a change in management, poor relative price performance, achieved fair valuation, or a deterioration in a company's business prospects, performance or financial strength.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

GROWTH STYLE RISK-- The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.

The Fund commenced operations after succeeding to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.





                            2003       24.56%
                            2004        8.07%
                            2005        4.16%
                            2006        9.90%
                            2007       12.18%
                            2008      (37.41)%
                            2009       30.14%
                            2010       15.42%





                       BEST QUARTER       WORST QUARTER
                          15.46%             (20.78)%
                       (06/30/2009)         (12/31/2008)




The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/11 to 9/30/11 was (9.07)%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Institutional Class Shares' average annual total returns for the periods ended December 31, 2010 to those of the Russell 1000 Growth Index. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Performance Start Date.




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




                                                                                   SINCE PERFORMANCE START DATE
                                                  1 YEAR          5 YEARS                    (5/31/02)
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                          15.42%           3.00%                       3.23%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS          15.36%            N/A                         N/A
FUND RETURN AFTER TAXES ON DISTRIBUTIONS          10.09%            N/A                         N/A
AND SALE OF FUND SHARES
RUSSELL 1000 GROWTH INDEX (REFLECTS NO            16.71%           3.75%                       4.36%
DEDUCTION FOR FEES, EXPENSES, OR TAXES)


INVESTMENT ADVISER

Frost Investment Advisors, LLC ("Frost")

PORTFOLIO MANAGERS

Tom L. Stringfellow, CFA, CPA, CFP, President of Frost and Senior Fund Manager, has served on the portfolio team for the Fund since its inception.

Brad Thompson, CFA, Managing Director, Manager and Director of Research at Frost, has served on the portfolio team for the Fund since its inception.



John Lutz, CFA, Senior Research Analyst and Co-Manager at Frost, has served on the portfolio team for the Fund since its inception.

Stephen Coker, CFA, Senior Research Analyst and Co-Manager at Frost, has served on the portfolio team for the Fund since 2008.

TJ Qatato, CFA, Senior Research Analyst and Co-Manager at Frost, has served on the portfolio team for the Fund since 2011.




TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.




FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 74 OF THE PROSPECTUS.

FROST DIVIDEND VALUE EQUITY FUND

INVESTMENT OBJECTIVE

The Frost Dividend Value Equity Fund (the "Fund") seeks long-term capital appreciation and current income.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)



                                        INSTITUTIONAL CLASS SHARES
--------------------------------------- --------------------------
Management Fees                                      0.80%
--------------------------------------- --------------------------
Other Expenses                                       0.17%
--------------------------------------- --------------------------
Acquired Fund Fees and Expenses                      0.01%
--------------------------------------- --------------------------
Total Annual Fund Operating Expenses(1)              0.98%
--------------------------------------- --------------------------

(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




         1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
          $100             $312             $542            $1,201
--------------------------------------------------------------------------------




PORTFOLIO TURNOVER



The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 82% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that pay, or are expected to pay, dividends. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund will generally invest in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). The Adviser expects that the Fund's investments in foreign companies will normally represent less than 30% of the Fund's assets.

The Adviser seeks to identify and invest in companies that have attractive valuations and a dividend that has the potential to grow as fast as inflation and whose yield is greater than the market or its sector or industry average. The Adviser considers dividends to be a significant component of total long-term equity returns and focuses on the sustainability and growth of dividends with attractive yields. To access the sustainability of a firm's dividend, the Adviser analyzes a firm's dividend history, its competitive position and the industry dynamics in which the firm operates.

The Adviser employs both quantitative and qualitative analyses to select companies that have capital appreciation and dividend growth potential, with a focus on the following stock characteristics:

         o Attractive valuation based on intrinsic, absolute and relative value;
         o Dividend yields greater than the market or their sector or industry;
         o History of growing dividends with the likelihood of sustainable growth of dividends;
         o Attractive business models that generate the necessary cash flow to cover and sustain the dividend and its growth; and
         o        Sound balance sheets.

The Adviser seeks to manage the Fund in a tax-efficient manner although portfolio turnover rates can vary, depending upon market conditions. The Adviser has disciplines in place that serve as sell signals, such as if the price of the security exceeds the Adviser's assessment of its fair value or in response to dividend yield declining below the Adviser's yield objective, a negative company event, a change in management, poor relative price performance, or a deterioration in a company's business prospects, performance or financial strength.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

INVESTMENT STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.




The Fund commenced operations after succeeding to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").



Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.




                             2003          21.37%
                             2004          14.28%
                             2005           9.13%
                             2006          21.77%
                             2007           9.61%
                             2008         (28.25)%
                             2009          25.12%
                             2010          12.45%





                          BEST QUARTER   WORST QUARTER
                              19.14%        (16.80)%
                          (06/30/2009)    (12/31/2008)




The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/11 to 9/30/11 was (10.81)%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Institutional Class Shares' average annual total returns for the periods ended December 31, 2010 to those of the Russell 1000 Value Index. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Performance Start Date.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                   1 YEAR          5 YEARS          SINCE PERFORMANCE START
                                                                                         DATE (5/31/02)
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                           12.45%          6.14%                     6.11%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS           12.12%           N/A                       N/A
FUND RETURN AFTER TAXES ON DISTRIBUTIONS            8.45%           N/A                       N/A
AND SALE OF FUND SHARES
RUSSELL 1000 VALUE INDEX (REFLECTS NO              15.51%          1.28%                     4.38%
DEDUCTION FOR FEES, EXPENSES, OR TAXES)



INVESTMENT ADVISER

Frost Investment Advisors, LLC ("Frost")

PORTFOLIO MANAGERS

C. Murray Fichtner, Senior Fund Manager at Frost, has served on the portfolio team for the Fund since its inception.

Brad Thompson, CFA, Managing Director, Co-Manager and Director of Research at Frost, has served on the portfolio team for the Fund since its inception.

Michael R. Brell, CFA, Senior Research Analyst and Co-Manager at Frost, has served on the portfolio team for the Fund since its inception.

Theodore H. Harper, Senior Research Analyst and Co-Manager at Frost, has served on the portfolio team for the Fund since its inception.

TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.



FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 74 OF THE PROSPECTUS.

FROST STRATEGIC BALANCED FUND

INVESTMENT OBJECTIVE

The Frost Strategic Balanced Fund (the "Fund") seeks long-term capital appreciation and current income.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)




                                        INSTITUTIONAL CLASS SHARES
--------------------------------------- --------------------------
Management Fees                                      0.70%
--------------------------------------- --------------------------
Other Expenses                                       0.69%
--------------------------------------- --------------------------
Acquired Fund Fees and Expenses                      0.33%
--------------------------------------- --------------------------
Total Annual Fund Operating Expenses(1)              1.72%
--------------------------------------- --------------------------

(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




         1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
          $175             $542             $933            $2,030
--------------------------------------------------------------------------------




PORTFOLIO TURNOVER





The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.



PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund seeks to achieve its investment objective by investing in a diversified portfolio of global fixed income and equity securities. The overarching principle of Frost

Investment Advisors, LLC (the "Adviser") is to structure the Fund to be well diversified across many asset classes and securities. In selecting securities for the Fund, the Adviser uses the following strategies:

         o        Strategic asset allocation;
         o        Tactical asset allocation;
         o        Security selection;
         o        Bond asset class allocation;
         o        Foreign currency exposure; and
         o        Derivatives.

Between 40% to 80% of the Fund's assets may be invested in domestic and international equity securities, including emerging markets equity securities. The balance of the Fund's portfolio will be invested in fixed income asset classes and cash. Additionally, up to 40% of the Fund's assets may be invested in non-core equity classes/styles such as real estate, infrastructure or commodities, and hedged equity, which may also be internationally diversified. The Adviser may alter these asset allocation guidelines according to its outlook for each asset class. As an alternative to directly investing in securities in these asset classes, the Fund may also invest in other investment companies, including mutual funds, closed-end funds and exchange-traded funds ("ETFs"), to gain exposure to equity and fixed-income markets. The degree to which the Fund invests in other investment companies for these purposes will vary, and at times may be significant, depending on factors such as overall Fund asset levels and the Adviser's views on the most efficient method for achieving diversified exposure to a particular asset class consistent with the Fund's investment objective. The Fund may also invest in derivatives to manage risk, increase or decrease exposure to an asset class, and/or to enhance total return. The Fund is reallocated at least annually to manage asset class drift and improve the risk-reward profile of the Fund.

The Fund's asset class selection is based on the Adviser's outlook for the reward and risks presented by each asset class. These assumptions are used in a model-driven framework to make allocation decisions. The principal strategy offers diversification and breadth by providing access to a broad array of sources of returns through exposure to a broad selection of partially correlated asset classes. The Adviser directs the Fund's asset market allocation toward opportunities that are identified to be greater and away from those that are smaller.

The Adviser has discretion to add or remove asset classes from the Fund based on its analysis of valuation, opportunity and risk, provided the Fund's asset allocation guidelines are met.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

DERIVATIVES RISKS -- Derivatives may involve risks different from, and possibly greater than, those of traditional investments. The Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include the following risks associated with hedging and leveraging activities:

         o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

         o The Fund may experience losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

         o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

         o        There may not be a liquid secondary market for derivatives.

         o Trading restrictions or limitations may be imposed by an exchange.

         o        Government regulations may restrict trading derivatives.

         o The other party to an agreement (e. g. , options or expense swaps) may default; however, in certain circumstances, such counterparty risk may be reduced by having an organization with very good credit act as intermediary. Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

REAL ESTATE RISK -- The Fund may invest in funds, ETFs or companies that invest in real estate. Real estate risk is the risk that real estate will underperform the market as a whole. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Real estate can be affected by changes in real estate values and rental income, changes in interest rates, changing demographics and regional economic cycles.


REIT RISK -- Real Estate Investment Trusts ("REITs") are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of American Depository Receipts ("ADRs"), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

ALLOCATION RISK -- The Fund will allocate its investments between various asset classes, including derivatives. These investments are based upon judgments made by the Adviser, which may not accurately predict changes in the market.
As a result, the Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

EMERGING MARKET SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

INTEREST RATE RISK - As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

CREDIT RISK - The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

INVESTMENTS IN INVESTMENT COMPANIES AND ETFS -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent the Fund invests in other investment companies, such as ETFs closed-end funds and other mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund's ability to invest in other investment companies.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance.




The Fund commenced operations after succeeding to the assets and operations of a common fund that was managed by The Frost National Bank (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to June 30, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is July 31, 2006 ("Performance Start Date").



Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.


                            2007         7.54%
                            2008       (24.78)%
                            2009        25.43%
                            2010        10.67%




                        BEST QUARTER     WORST QUARTER
                           13.29%          (11.43)%
                        (06/30/2009)     (12/31/2008)





The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/11 to 9/30/11 was (7.17)%.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Institutional Class Shares' average annual total returns for the periods ended December 31, 2010 to appropriate broad-based indices. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Performance Start Date.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                        SINCE PERFORMANCE START DATE
                                                        1 YEAR                    (7/31/06)
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                                10.67%                      4.49%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS                10.22%                       N/A
FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND            7.17%                        N/A
SALE OF FUND SHARES
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,          15.06%                      1.84%
EXPENSES, OR TAXES)
MSCI ALL COUNTRY WORLD EX-US INDEX (REFLECTS            11.15%                      3.06%
NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)
BARCLAYS CAPITAL US AGGREGATE INDEX (REFLECTS           6.54%                       6.44%
NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)
48/12/40 BLENDED INDEX RETURN (REFLECTS NO              11.71%                      4.32%
DEDUCTION FOR FEES, EXPENSES, OR TAXES)





INVESTMENT ADVISER

Frost Investment Advisors, LLC ("Frost")

PORTFOLIO MANAGERS

Brad Thompson, CFA, Managing Director, Senior Fund Manager and Director of Research at Frost, has served on the portfolio team for the Fund since its inception.

Justin Hopkins, Co-Manager and Mutual Fund Analyst and Trader at Frost, has served on the portfolio team for the Fund since its inception.

TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.



FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 74 OF THE PROSPECTUS.

FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

INVESTMENT OBJECTIVE

The Frost Kempner Multi-Cap Deep Value Equity Fund (the "Fund") seeks to generate a total pre-tax return, including capital growth and dividends, greater than the rate of inflation over a three-to-five year period.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)




                                        INSTITUTIONAL CLASS SHARES
--------------------------------------- --------------------------
Management Fees                                      0.59%
--------------------------------------- --------------------------
Other Expenses                                       0.19%
--------------------------------------- --------------------------
Acquired Fund Fees and Expenses                      0.02%
--------------------------------------- --------------------------
Total Annual Fund Operating Expenses(1)              0.80%
--------------------------------------- --------------------------

(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.




EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




          1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
           $82             $255             $444              $990
--------------------------------------------------------------------------------



PORTFOLIO TURNOVER




The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES




Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund invests primarily in common stocks, but may also invest in other types of equity securities, such as preferred stock, convertible securities, warrants or other similar publicly traded securities. The Fund may also purchase American Depositary Receipts ("ADRs").



In selecting securities for the Fund, the Fund's sub-adviser, Kempner Capital Management, Inc., ("KCM") utilizes a deep value style of investing in which it chooses securities that it believes are currently undervalued in the market but have earnings potential or other factors that make them attractive. The securities purchased are frequently out of favor with or have been ignored by the investment community market and thus provide the opportunity to purchase at prices significantly below their true value. KCM analyzes securities on an individual, bottom-up basis, to determine which securities can deliver capital appreciation and steady dividend earnings over the long-term. The Fund may invest in companies of all capitalizations.

KCM selects securities for the Fund's portfolio based on individual stocks rather than on industries or industry groups. KCM screens a universe of approximately 7,500 stocks to find companies which meet most of its criteria for price-earnings ratio (15X), projected 12-month earnings, price/cash flow multiple, price/book multiple and price less than or equal to 20% above the 52-week low. A dividend yield is required. KCM considers it unrealistic for it to be able to purchase a stock at its bottom, and as a result, KCM purchases securities for the Fund's portfolio gradually, averaging down. KCM also considers it unrealistic for it to be able to sell a stock at its highest price level, and as a result, KCM seeks to lock in reasonable returns when they are offered and generally sells gradually as an issue rises.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

INVESTMENT STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.

The Fund commenced operations after succeeding to the assets and operations of a common trust fund that was managed by The Frost National Bank and sub-advised by KCM (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is July 31, 2002 ("Performance Start
Date").

Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.




                              2003       25.77%
                              2004       14.26%
                              2005        1.17%
                              2006       15.53%
                              2007       (2.92)%
                              2008      (34.02)%
                              2009       23.57%
                              2010       14.51%



                           BEST QUARTER  WORST QUARTER
                              18.66%         (20.30)%
                           (09/30/2009)    (12/31/2008)

The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/11 to 9/30/11 was (11.09)% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Institutional Shares' average annual total returns for the periods ended December 31, 2010 to those of the S&P 500/Citigroup Value Index and the Lipper Multi-Cap Value Funds Index. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Performance Start Date.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                         SINCE PERFORMANCE START DATE
                                                        1 YEAR          5 YEARS                   (7/31/02)
------------------------------------------------------------------------------------------------------------------------------------
 FUND RETURN BEFORE TAXES                               14.51%           0.92%                      4.57%
 FUND RETURN AFTER TAXES ON DISTRIBUTIONS               14.15%            N/A                        N/A
 FUND RETURN AFTER TAXES ON DISTRIBUTIONS               9.82%             N/A                        N/A
 AND SALE OF FUND SHARES
 S&P 500/CITIGROUP VALUE INDEX RETURN                   15.10%           0.87%                      6.08%
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR
 TAXES)
 LIPPER MULTI-CAP VALUE FUNDS INDEX                     16.15%           1.38%                      6.18%
 RETURN (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES, OR TAXES)




INVESTMENT ADVISER

Frost Investment Advisors, LLC serves as investment adviser to the Fund ("Frost"). Kempner Capital Management, Inc. serves as investment sub-adviser to the Fund ("Kempner").

PORTFOLIO MANAGERS

Harris L. Kempner, Jr., President of Kempner, has served on the portfolio team for the Fund since its inception.

R. Patrick Rowles, Executive Vice President of Kempner, has served on the portfolio team for the Fund since its inception.

M. Shawn Gault, Vice President of Kempner, has served on the portfolio team for the Fund since its inception.

TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.



FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 74 OF THE PROSPECTUS.

FROST SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Frost Small Cap Equity Fund (the "Fund") seeks to maximize total return.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)




                                     INSTITUTIONAL CLASS SHARES
------------------------------------ --------------------------
Management Fees                                   0.92%
------------------------------------ --------------------------
Other Expenses                                    0.18%
------------------------------------ --------------------------
Total Annual Fund Operating Expenses              1.10%
------------------------------------ --------------------------









EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




          1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
           $112            $350             $606             $1,340
--------------------------------------------------------------------------------




PORTFOLIO TURNOVER




The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 144% of the average value of its portfolio.



PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small-capitalization companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders.

The Fund uses a multi-manager approach, relying upon two sub-advisers, Cambiar Investors, LLC ("Cambiar") and Artio Global Management LLC ("Artio Global"), with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of the Fund's adviser, Frost

Investment Advisors, LLC. The Fund intends to invest in companies that Cambiar and Artio Global believe are undervalued, profitable, and capable of generating significant cash flow. In managing the Fund, Cambiar will select and manage its portion of the Fund's portfolio with a bias toward value-oriented small-cap stocks while Artio Global will select and manage its portion of the Fund's portfolio with a bias toward growth-oriented small-cap stocks. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell side analysts, and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

In selecting investments for the Fund, Cambiar utilizes a bottom-up, research-focused investment philosophy that seeks to identify quality companies that are currently undervalued to their historical trading range, yet demonstrate catalysts not yet recognized by the market that could result in significant appreciation over a 1-2 year time horizon. While Cambiar may use various metrics in selecting securities for the Fund, a company must possess the following characteristics: attractive valuation, an identifiable performance catalyst(s) and material upside potential. In selecting investments for the Fund, Cambiar generally considers small-capitalization companies to be those companies with total market capitalizations less than $3 billion at the time of initial purchase. In implementing its sell discipline, Cambiar sells stocks once a stock reaches its price target, when there is a decline in fundamentals, or the anticipated catalyst at purchase fails to materialize. Stocks may also be sold in favor of a more attractive investment opportunity. Cambiar will also trim a holding if it becomes an outsized position within the Fund's portfolio.

In selecting investments for the Fund, Artio Global will focus on companies that generally possess the following attributes:

         o companies with economic earnings or free cash flow generation;
         o companies with the capability to self fund and to avoid raising additional capital;
         o companies that provide products or services that change the behavior of the consumer or capital spender;
         o companies that provide products or services that have an opportunity to gain market share or carve out a niche in the market; and
         o companies with high gross margins and/or operating leverage with the potential for providing operating margin improvement.




Generally, Artio Global will select securities of companies whose market capitalization at the time of purchase falls (i) within the market capitalization range of companies within the Russell 2000 Index or (ii) within the range of the three year average minimum and maximum market capitalizations of companies in the Russell 2000 Index as of December 31 of the three preceding years. As of December 31, 2010, the capitalization range of the Russell 2000 Index was $13.23 million to $4.44 billion and the three year average market capitalization range of the Russell 2000 Index was $8.35 million to $4.44 billion.



Artio Global may sell securities included in the Fund's portfolio if a stock reaches its target price; relative investment opportunities exist; a company's fundamentals deteriorate; and/or if there is a distortion of a company's weighted average market capitalization.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

INITIAL PUBLIC OFFERINGS ("IPO") RISK -- The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK -- The small-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

ACTIVE TRADING RISK -- The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. Active trading may cause the Fund to incur increased costs, which can lower the actual return of the Fund. Active trading may also increase short-term gains and losses, which affect taxes that must be paid.

LIQUIDITY RISK -- Particular investments may be difficult to purchase or sell. The Fund may make investments that become less liquid in response to market developments or adverse investor perceptions, which may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.

The Fund commenced operations after succeeding to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

Prior to February 1, 2010, the Fund employed a different investment strategy and, prior to June 29, 2010, the Fund was managed by a different sub-adviser. Therefore, the past performance shown below may have differed had the Fund's current investment strategy been in effect and had the current sub-advisers been managing the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.




                              2003       33.10%
                              2004       20.64 %
                              2005        8.35%
                              2006        9.25%
                              2007        8.08%
                              2008      (39.60)%
                              2009       22.66%
                              2010       20.41%

                         BEST QUARTER   WORST QUARTER
                            18.12%         (25.69)%
                         (12/31/2010)    (12/31/2008)

The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/11 to 9/30/11 was (18.67)%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Institutional Class Shares' average annual total returns for the periods ended December 31, 2010 to those of the Russell 2000 Index and the Russell 2500 Index. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Performance Start Date.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




                                                                                   SINCE PERFORMANCE START DATE
                                                  1 YEAR          5 YEARS                   (5/31/02)
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                          20.41%          1.04%                       5.01%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS          20.41%            N/A                        N/A
FUND RETURN AFTER TAXES ON DISTRIBUTIONS          13.27%            N/A                        N/A
AND SALE OF FUND SHARES
RUSSELL 2000 INDEX RETURN (REFLECTS NO            26.85%          4.47%                       7.07%
DEDUCTION FOR FEES, EXPENSES, OR TAXES)







INVESTMENT ADVISER

Frost Investment Advisors, LLC serves as investment adviser to the Fund ("Frost"). Cambiar Investors LLC ("Cambiar") and Artio Global Management LLC ("Artio Global") serve as sub-advisers to the Fund.

PORTFOLIO MANAGERS

Mr. Samuel A. Dedio, Senior Portfolio Manager and First Vice President at Artio Global, has served on the portfolio team of the Fund since 2010.

Brian M. Barish, CFA, President, Director of Research at Cambiar, has served on the portfolio team of the Fund since 2010.

Ania A. Aldrich, CFA, Senior Investment Analyst at Cambiar, has served on the portfolio team of the Fund since 2010.

Andrew P. Baumbusch, Senior Investment Analyst at Cambiar, has served on the portfolio team of the Fund since 2010.

Timothy A. Beranek, Senior Investment Analyst at Cambiar, has served on the portfolio team of the Fund since 2010.

Maria L. Mendelsberg, CFA, Senior Investment Analyst at Cambiar, has served on the portfolio team of the Fund since 2010.

Jennifer M. Dunne, CFA, Principal and International Portfolio Manager at Cambiar, has served on the portfolio team of the Fund since 2010.

TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.



FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 74 OF THE PROSPECTUS.

FROST INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Frost International Equity Fund (the "Fund") seeks to achieve long-term capital appreciation and current income.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                             INSTITUTIONAL CLASS
                                                                    SHARES
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed,
if shares redeemed have been held for less than 30 days)                   2.00%
--------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)





                                     INSTITUTIONAL CLASS SHARES
------------------------------------ --------------------------
Management Fees                                   0.93%
------------------------------------ --------------------------
Other Expenses                                    0.21%
------------------------------------ --------------------------
Total Annual Fund Operating Expenses              1.14%
------------------------------------ --------------------------






EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



         1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
          $116            $362             $628             $1,386
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER




The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.



PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of non-U.S. issuers. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund invests primarily in common stocks, but may also invest in other types of equity securities, such as preferred stock, convertible securities, warrants or other similar publicly traded securities. The Fund may also purchase American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs").

The Fund's investments are ordinarily diversified among regions, countries and currencies, as determined by its sub-adviser, Thornburg Investment Management Inc. ("Thornburg"). Thornburg intends to invest on an opportunistic basis when it believes there is intrinsic value. The Fund's principal focus will be on traditional or "basic" value stocks. However, the portfolio may include stocks that, in Thornburg's opinion, provide value in a broader or different context. The relative proportions of these different types of securities will vary over time. The Fund ordinarily invests in stocks that may be undervalued or reflect unfavorable market perceptions of company or industry fundamentals. The Fund may invest in companies of any size.

Debt securities will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt securities of any maturity and quality. The Fund evaluates currency risk on a stock-by-stock basis. The Fund will hedge currency exposure utilizing forward contracts if deemed appropriate by the portfolio management team. Currency hedging, if utilized, is to protect the investment thesis for a given stock from being significantly undermined by dollar/foreign currency fluctuations when we perceive currency risk to be high.

Thornburg primarily uses individual company and industry analysis to make investment decisions. Value, for purposes of Thornburg's selection criteria, relates to both current and projected measures. Among the specific factors considered by Thornburg in identifying undervalued securities for inclusion in the Fund's portfolio are:

         o        price/earnings ratio
         o        price/book value
         o        price/cash flow ratio
         o        debt/capital ratio
         o        dividend yield
         o        security and consistency of revenue stream
         o        undervalued assets
         o        relative earnings growth potential
         o        industry growth potential

         o        industry leadership
         o        dividend growth potential
         o        franchise value
         o        potential for favorable developments

The Fund typically makes equity investments in the following three types of companies:

         o BASIC VALUE companies which, in Thornburg's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies' net assets or potential earning power.

         o CONSISTENT EARNER companies when they are selling at valuations below historic norms. Stocks in this category sometimes sell at premium valuations and sometimes at discount valuations. Generally, they show steady earnings and dividend growth.

         o EMERGING FRANCHISES are value-priced companies that in Thornburg's opinion are in the process of establishing a leading position in a product, service or market and which Thornburg expects will grow, or continue to grow, at an above average rate. Under normal conditions, the proportion of the Fund invested in companies of this type will be less than the proportions of the Fund invested in basic value or consistent earner companies.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

When the Fund invests in foreign fixed income securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

EMERGING MARKET SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

HEDGING RISK. The Fund may use forward currency contracts for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time.

INTEREST RATE RISK - As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

CREDIT RISK - The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

INVESTMENT STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If Thornburg's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.




The Fund commenced operations after succeeding to the assets and operations of a common trust fund that was managed by The Frost National Bank and sub-advised by Thornburg and INVESCO Global Asset Management N.A. (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").



Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.



                           2003      29.94%
                           2004      20.43%
                           2005      17.11%
                           2006      25.41%
                           2007      27.40%
                           2008     (41.42)%
                           2009      30.36%
                           2010      14.14%

                         BEST QUARTER  WORST QUARTER
                            22.57%       (19.23)%
                         (06/30/2009)  (12/31/2008)





The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/11 to 9/30/11 was (18.07)%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Institutional Class Shares' average annual total returns for the periods ended December 31, 2010 to those of the Morgan Stanley Capital International All Country World ex-US Index ("MSCI ACWI ex-US Index") and the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"). After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Performance Start Date.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                     SINCE PERFORMANCE START DATE
                                                    1 YEAR          5 YEARS                     (5/31/02)
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                            14.14%          6.85%                         8.95%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS            14.20%            N/A                          N/A
FUND RETURN AFTER TAXES ON DISTRIBUTIONS            9.53%             N/A                          N/A
AND SALE OF FUND SHARES
MSCI ACWI EX-US INDEX RETURN (REFLECTS              11.15%          4.82%                         8.85%
NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)
MSCI EAFE INDEX RETURN (REFLECTS NO                 7.75%           2.46%                         6.76%
DEDUCTION FOR FEES, EXPENSES, OR TAXES)



INVESTMENT ADVISER

Frost Investment Advisers LLC serves as investment adviser to the Fund ("Frost"). Thornburg Investment Management, Inc. serves as investment sub-adviser to the Fund ("Thornburg").

PORTFOLIO MANAGERS

William Fries, CFA, Co-Portfolio Manager and Managing Director at Thornburg, has served on the portfolio team for the Fund since its inception.

Lei Wang, CFA, Co-Portfolio Manager and Managing Director at Thornburg, has served on the portfolio team for the Fund since its inception.

Wendy Trevisani, Co-Portfolio Manager and Managing Director at Thornburg, has served on the portfolio team for the Fund since its inception.

TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.



FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 74 OF THE PROSPECTUS.

FROST LOW DURATION BOND FUND

INVESTMENT OBJECTIVE

The Frost Low Duration Bond Fund (the "Fund") seeks to maximize total return, consisting of income and capital appreciation, consistent with the preservation of principal.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)




                                        INSTITUTIONAL CLASS SHARES
--------------------------------------- --------------------------
Management Fees                                      0.50%
--------------------------------------- --------------------------
Other Expenses                                       0.18%
--------------------------------------- --------------------------
Acquired Fund Fees and Expenses                      0.01%
--------------------------------------- --------------------------
Total Annual Fund Operating Expenses(1)              0.69%
--------------------------------------- --------------------------

(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.




EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




          1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
           $70              $221            $384              $859
--------------------------------------------------------------------------------



PORTFOLIO TURNOVER




The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund's emphasis is on total return with low volatility by investing primarily in shorter-term investment grade securities. Short-term bonds are considered more stable than longer-maturity bonds, but less stable than money market securities.

To achieve its objective, the Fund invests in a diversified mix of taxable fixed income securities. The Adviser actively manages the maturity of the Fund and purchases securities which will, on average, mature in less than 5 years. The Adviser actively manages the duration of the Fund and purchases securities such that the average weighted duration of the Fund's portfolio will typically range within plus or minus one year of the Barclays Capital U.S. 1-5 Year Government Credit Index duration. The Fund seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the short-term investment-grade debt markets. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point. The Adviser, in constructing and maintaining the Fund's portfolio, employs the following four primary strategies to varying degrees depending on its views of economic growth prospects, interest rate predictions and relative value assessments: interest rate positioning based on duration and yield curve position; asset category allocations; credit sector allocations relating to security ratings by the national ratings agencies; and individual security selection.

The Fund typically invests in the following U.S. dollar-denominated fixed income securities: U.S. Treasury securities; governmental agency debt; corporate debt; asset-backed securities; taxable municipal bonds; and, to a lesser extent, residential and commercial mortgage-backed securities. The Fund's fixed income investments are primarily of investment grade (rated in one of the four highest rating categories by at least one rating agency), but may at times include securities rated below investment grade (high yield or "junk" bonds). In addition, the Fund's fixed income securities may include unrated securities, if deemed by the Adviser to be of comparable quality to investment grade.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

MUNICIPAL ISSUERS RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

INTEREST RATE RISK - As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.
The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of three years means the price of a debt security will change about 3% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

CREDIT RISK - The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.

The Fund commenced operations after succeeding to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.



                                         2003       1.81%
                                         2004       0.20%
                                         2005       0.48%
                                         2006       3.20%
                                         2007       6.12%
                                         2008       1.36%
                                         2009      12.03%
                                         2010        4.18%



                                     BEST QUARTER  WORST QUARTER
                                         4.53%         (1.87)%
                                      (06/30/2009)  (06/30/2004)





The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/11 to 9/30/11 was 1.98%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Institutional Class Shares' average annual total returns for the periods ended December 31, 2010 to those of the Barclays Capital U.S. 1-5 Year Government/Credit Index. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Performance Start Date.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




                                                                     SINCE PERFORMANCE START DATE
                                    1 YEAR          5 YEARS                  (5/31/02)
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES            4.18%            5.32%                     3.97%
FUND RETURN AFTER TAXES ON          2.96%             N/A                       N/A
DISTRIBUTIONS
FUND RETURN AFTER TAXES ON          2.87%             N/A                       N/A
DISTRIBUTIONS AND SALE OF FUND
SHARES
BARCLAYS CAPITAL U.S. 1-5 YEAR      4.08%            5.05%                     4.39%
GOVERNMENT/CREDIT INDEX RETURN
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES, OR TAXES)

INVESTMENT ADVISER

Frost Investment Advisors, LLC ("Frost")

PORTFOLIO MANAGERS

Jeffery Elswick, Senior Fund Manager and Director of Fixed Income at Frost, has served on the portfolio team for the Fund since its inception.

Joseph G. Zhu-Carnevale, CFA, Senior Credit Analyst, has served on the portfolio team for the Fund since its inception.




Tim Tucker, Senior Credit Analyst, has served on the portfolio team for the Fund since 2011.

Nikhill Patel, Senior Credit Analyst, has served on the portfolio team for the Fund since 2011.





TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.



FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 74 OF THE PROSPECTUS.

FROST TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE

The Frost Total Return Bond Fund (the "Fund") seeks to maximize total return, consisting of income and capital appreciation, consistent with the preservation of principal.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)




                                        INSTITUTIONAL CLASS SHARES
--------------------------------------- --------------------------
Management Fees                                      0.50%
--------------------------------------- --------------------------
Other Expenses                                       0.16%
--------------------------------------- --------------------------
Acquired Fund Fees and Expenses                      0.01%
--------------------------------------- --------------------------
Total Annual Fund Operating Expenses(1)              0.67%
--------------------------------------- --------------------------

(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




          1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
           $68             $214              $373             $835
--------------------------------------------------------------------------------



PORTFOLIO TURNOVER




The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders.

The Adviser actively manages the duration of the Fund and purchases securities such that the average weighted duration of the Fund's portfolio will typically range within plus or minus three years of the Fund benchmark's duration. The Adviser, in constructing and maintaining the Fund's portfolio, employs the following four primary strategies to varying degrees depending on its views of economic growth prospects, interest rate predictions and relative value assessments: interest rate positioning based on duration and yield curve positioning; asset category allocations; credit sector allocations relating to security ratings by the national ratings agencies; and individual security selection. The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund typically invests in the following U.S. dollar-denominated fixed income securities: U.S. Treasury securities; governmental agency debt; corporate debt; asset-backed securities; taxable municipal bonds; collateralized mortgage obligations ("CMO's") and residential and commercial mortgage-backed securities. The Fund's fixed income investments focus primarily on investment grade securities (rated in one of the four highest rating categories by a rating agency), but may at times include securities rated below investment grade (high yield or "junk" bonds). In addition, the Fund's fixed income securities may include unrated securities, if deemed by the Adviser to be of comparable quality to investment grade.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

INTEREST RATE RISK - As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

CREDIT RISK - The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.

The Fund commenced operations after succeeding to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.

                                         2003       2.70%
                                         2004       2.86%
                                         2005       2.48%
                                         2006       3.65%
                                         2007       5.61%
                                         2008      (1.73)%
                                         2009      19.52%
                                         2010        8.74%



                                     BEST QUARTER  WORST QUARTER
                                         7.15%         (3.39)%
                                      (09/30/2009)  (06/30/2004)




The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/11 to 9/30/11 was 3.21%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Institutional Class Shares' average annual total returns for the periods ended December 31, 2010 to those of the Barclays Capital U.S. Aggregate Index. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Performance Start Date.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




                                                                                      SINCE PERFORMANCE START DATE
                                                     1 YEAR          5 YEARS                   (5/31/02)
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                             8.74%           6.93%                       6.00%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS             6.12%             N/A                        N/A
FUND RETURN AFTER TAXES ON DISTRIBUTIONS             6.30%             N/A                        N/A
AND SALE OF FUND SHARES
BARCLAYS CAPITAL U.S. AGGREGATE INDEX                6.54%           5.80%                       5.48%
RETURN (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES, OR TAXES)



INVESTMENT ADVISER

Frost Investment Advisors, LLC ("Frost")

PORTFOLIO MANAGERS

Jeffery Elswick, Senior Fund Manager and Director of Fixed Income at Frost, has served on the portfolio team for the Fund since its inception.

Joseph G. Zhu-Carnevale, CFA, Senior Credit Analyst, has served on the portfolio team for the Fund since its inception.




Tim Tucker, Senior Credit Analyst, has served on the portfolio team for the Fund since 2011.

Nikhill Patel, Senior Credit Analyst, has served on the portfolio team for the Fund since 2011.





TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.



FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 74 OF THE PROSPECTUS.

FROST MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The Frost Municipal Bond Fund (the "Fund") seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return through capital appreciation.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                        INSTITUTIONAL CLASS SHARES
--------------------------------------- --------------------------
Management Fees                                      0.50%
--------------------------------------- --------------------------
Other Expenses                                       0.21%
--------------------------------------- --------------------------
Acquired Fund Fees and Expenses                      0.01%
--------------------------------------- --------------------------
Total Annual Fund Operating Expenses(1)              0.72%
--------------------------------------- --------------------------



(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.




EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


           1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
            $74             $230             $401              $894
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER




The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that generate income exempt from federal income tax, but not necessarily the federal alternative minimum tax ("AMT"). These securities include securities of municipal issuers located in Texas as well as in other states, territories and possessions of the United States. This investment policy may not be changed without shareholder approval. The Fund may invest more than 25% of its total assets in bonds of issuers in Texas.

The Adviser considers the relative yield, maturity and availability of various types of municipal bonds and the general economic outlook in determining whether to over- or under-weight a specific type of municipal bond in the Fund's portfolio. Duration adjustments are made relative to the Barclays Capital Municipal Bond Index. The Adviser, in constructing and maintaining the Fund's portfolio, employs the following four primary strategies to varying degrees depending on its views of economic growth prospects, interest rate predictions and relative value assessments: interest rate positioning based on duration and yield curve positioning, with a typical range of three years; asset category allocations; credit sector allocations relating to security ratings by the national ratings agencies; and individual security selection.

Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in duration or sector weighting of the Fund; to realize an aberration in a security's valuation; or when the Adviser otherwise deems appropriate.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

MUNICIPAL ISSUERS RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

STATE-SPECIFIC RISK -- The Fund is subject to the risk that the economy of the states in which it invests, and the revenues underlying state municipal bonds, may decline. Investing primarily in a single state means that the Fund is more exposed to negative political or economic factors in that state than a fund that invests more widely.

INTEREST RATE RISK - As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

CREDIT RISK - The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.

The Fund commenced operations after succeeding to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.


                                         2003       3.32%
                                         2004       1.68%
                                         2005       0.81%
                                         2006       2.74%
                                         2007       3.58%
                                         2008       3.58%
                                         2009        7.38%
                                         2010        1.42%

                                     BEST QUARTER  WORST QUARTER
                                         4.29%         (3.00)%
                                      (09/30/2009)  (12/31/2010)

The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/11 to 9/30/11 was 6.15%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Institutional Class Shares' average annual total returns for the periods ended December 31, 2010 to those of the Barclays Capital Municipal Bond Index. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Performance Start Date.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                                   SINCE PERFORMANCE START DATE
                                                  1 YEAR          5 YEARS                    (5/31/02)
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                          1.42%            3.72%                       3.40%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS          1.41%             N/A                          N/A
FUND RETURN AFTER TAXES ON DISTRIBUTIONS          2.08%             N/A                          N/A
AND SALE OF FUND SHARES
BARCLAYS CAPITAL MUNICIPAL BOND INDEX             2.38%            4.09%                       4.62%
RETURN (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES, OR TAXES)


INVESTMENT ADVISER

Frost Investment Advisors, LLC

PORTFOLIO MANAGERS

Jeffery Elswick, Senior Fund Manager and Director of Fixed Income at Frost, has served on the portfolio team for the Fund since its inception.

Joseph G. Zhu-Carnevale, CFA, Senior Credit Analyst, has served on the portfolio team for the Fund since its inception.




Tim Tucker, Senior Credit Analyst, has served on the portfolio team for the Fund since 2011.

Nikhill Patel, Senior Credit Analyst, has served on the portfolio team for the Fund since 2011.





TAX INFORMATION

The Fund's distributions of interest on municipal obligations generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain obligations may be subject to the federal alternative minimum tax. Depending on the laws of the state of your residence, you may be subject to state tax on all or a portion of Fund distributions.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 74 OF THE PROSPECTUS.

FROST LOW DURATION MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The Frost Low Duration Municipal Bond Fund (the "Fund") seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)



                                        INSTITUTIONAL CLASS SHARES
--------------------------------------- --------------------------
Management Fees                                      0.50%
--------------------------------------- --------------------------
Other Expenses                                       0.30%
--------------------------------------- --------------------------
Acquired Fund Fees and Expenses                      0.02%
--------------------------------------- --------------------------
Total Annual Fund Operating Expenses(1)              0.82%
--------------------------------------- --------------------------

(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.




EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



         1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
           $84            $262             $455             $1,014
--------------------------------------------------------------------------------



PORTFOLIO TURNOVER




The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets, at the time of initial purchase, in municipal securities that generate income exempt from federal income tax, but not necessarily the federal alternative minimum tax ("AMT"). These securities include securities of municipal issuers located in Texas as well as in other states, territories and possessions of the United States. This investment policy may not be changed without shareholder approval.

The Fund primarily invests in securities that are of investment grade (rated in one of the four highest rating categories). The Fund may invest more than 25% of its total assets in bonds of issuers in Texas. The Adviser actively manages the portfolio, as well as the maturity of the Fund, and purchases securities which will, on average, mature in less than five years. The Fund tends to have an average duration within plus or minus one year of the Barclays Capital Three-Year Municipal Bond Index. The Fund seeks to maintain a low duration, but may lengthen or shorten its duration within its target range to reflect changes in the overall composition of the short-term investment-grade debt markets. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point.

The Adviser, in constructing and maintaining the Fund's portfolio, employs the following four primary strategies to varying degrees depending on its views of economic growth prospects, interest rate predictions and relative value assessments: interest rate positioning based on duration and yield curve positioning; asset category allocations; credit sector allocations relating to security ratings by the national ratings agencies; and individual security selection. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in duration or sector weighting of the Fund; to realize an aberration in a security's valuation; or when the Adviser otherwise deems appropriate.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

MUNICIPAL ISSUERS RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

STATE-SPECIFIC RISK -- The Fund is subject to the risk that the economy of the states in which it invests, and the revenues underlying state municipal bonds, may decline. Investing primarily in a single state means that the Fund is more exposed to negative political or economic factors in that state than a fund that invests more widely.

INTEREST RATE RISK - As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of three years means the price of a debt security will change about 3% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

CREDIT RISK - The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

PERFORMANCE INFORMATION



The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.



The Fund commenced operations after succeeding to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower.

Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.




                                         2005      (0.44)%
                                         2006       1.69%
                                         2007       3.35%
                                         2008       3.55%
                                         2009       3.99%
                                         2010       1.57%



                                     BEST QUARTER    WORST QUARTER
                                         2.19%            (1.19)%
                                      (12/31/2008)     (03/31/2005)




The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/11 to 9/30/11 was 1.94%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Institutional Class Shares' average annual total returns for the periods ended December 31, 2010 to those of the Barclays Capital Three-Year Municipal Bond Index. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Inception Start Date.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                           SINCE INCEPTION
                                                  1 YEAR          5 YEARS     (8/31/2004)
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                          1.57%            2.82%         2.15%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS          1.56%             N/A           N/A
FUND RETURN AFTER TAXES ON DISTRIBUTIONS          1.70%             N/A           N/A
AND SALE OF FUND SHARES
BARCLAYS CAPITAL THREE-YEAR MUNICIPAL             1.81%            4.22%         3.51%
BOND INDEX

INVESTMENT ADVISER

Frost Investment Advisors, LLC

PORTFOLIO MANAGERS

Jeffery Elswick, Senior Fund Manager and Director of Fixed Income at Frost, has served on the portfolio team for the Fund since its inception.

Joseph G. Zhu-Carnevale, CFA, Senior Credit Analyst, has served on the portfolio team for the Fund since its inception.




Tim Tucker, Senior Credit Analyst, has served on the portfolio team for the Fund since 2011.

Nikhill Patel, Senior Credit Analyst, has served on the portfolio team for the Fund since 2011.



TAX INFORMATION

The Fund's distributions of interest on municipal obligations generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain obligations may be subject to the federal alternative minimum tax. Depending on the laws of the state of your residence, you may be subject to state tax on all or a portion of Fund distributions.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 74 OF THE PROSPECTUS.

FROST KEMPNER TREASURY AND INCOME FUND

INVESTMENT OBJECTIVE

The Frost Kempner Treasury and Income Fund (the "Fund") seeks to provide current income consistent with the preservation of capital.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)



                                        INSTITUTIONAL CLASS SHARES
--------------------------------------- --------------------------
Management Fees                                      0.35%
--------------------------------------- --------------------------
Other Expenses                                       0.41%
--------------------------------------- --------------------------
Acquired Fund Fees and Expenses                      0.03%
--------------------------------------- --------------------------
Total Annual Fund Operating Expenses(1)              0.79%
--------------------------------------- --------------------------


(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



           1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
              $81           $252             $439              $978
--------------------------------------------------------------------------------



PORTFOLIO TURNOVER




The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in full faith and credit U.S. Treasury obligations. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. In selecting investments for the Fund, the Fund's sub-adviser, Kempner Capital Management, Inc. ("KCM"), tries to increase income without adding undue risk by analyzing yields. The Fund's investments include Treasury bonds, Treasury notes, Treasury Inflated Protection Securities and short-term U.S. government money market funds. In evaluating a security for the Fund's portfolio, KCM considers, among other factors, the security's interest rate, yield and maturity. KCM actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and KCM's outlook on the market.

The Fund may invest in full faith and credit money market instruments. The percentage of the Fund invested in such holdings varies depending on various factors, including market conditions. Consistent with preservation of capital, a larger percentage of the Fund's net assets may be invested in cash or money market instruments in order to provide capital and reduce the magnitude of loss in a period of falling market prices.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

INTEREST RATE RISK - As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

CREDIT RISK - The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance.

The Fund commenced operations after succeeding to the assets and operations of a common trust fund that was managed by The Frost National Bank and sub-advised by KCM (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is November 30, 2006 ("Performance Start Date").

Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.



                                         2007       7.73%
                                         2008       2.54%
                                         2009        6.91%
                                         2010        5.70%

                                     BEST QUARTER  WORST QUARTER
                                         4.51%         (1.29)%
                                      (06/30/2010)  (12/31/2010)

The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/11 to 9/30/11 was 8.69%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Institutional Class Shares' average annual total returns for the periods ended December 31, 2010 to those of the Barclays Capital Treasury Bond Index. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Performance Start Date.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




                                                                        SINCE PERFORMANCE START DATE
                                                        1 YEAR                (11/30/06)
------------------------------------------------------------------------------------------------------------------------------------
 FUND RETURN BEFORE TAXES                               5.70%                   5.13%
 FUND RETURN AFTER TAXES ON DISTRIBUTIONS               5.46%                    N/A
 FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND           4.70%                    N/A
 SALE OF FUND SHARES
 BARCLAYS CAPITAL TREASURY BOND INDEX RETURN            5.87%                   5.73%
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR
 TAXES)





INVESTMENT ADVISER

Frost Investment Advisors LLC serves as the investment adviser to the Fund ("Frost"). Kempner Capital Management, Inc. serves as investment sub-adviser to the Fund ("Kempner").

PORTFOLIO MANAGERS

Harris L. Kempner, Jr., President of Kempner, has served on the portfolio team for the Fund since its inception.

R. Patrick Rowles, Executive Vice President of Kempner, has served on the portfolio team for the Fund since its inception.

M. Shawn Gault, Vice President of Kempner, has served on the portfolio team for the Fund since its inception.

TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.



FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 74 OF THE PROSPECTUS.

FROST LKCM MULTI-CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Frost LKCM Multi-Cap Equity Fund (the "Fund") seeks to maximize long-term capital appreciation.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)




                                     INSTITUTIONAL CLASS SHARES
------------------------------------ --------------------------
Management Fees                                   0.75%
------------------------------------ --------------------------
Other Expenses                                    1.25%
------------------------------------ --------------------------
Total Annual Fund Operating Expenses              2.00%
------------------------------------ --------------------------



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



           1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
            $203             $627           $1,078            $2,327
--------------------------------------------------------------------------------



PORTFOLIO TURNOVER




The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.



PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants. The Fund may invest in companies of all market capitalizations.

The Fund intends to invest in companies that the Fund's sub-adviser, Luther King Capital Management Corporation ("LKCM"), believes are likely to have above-average growth in revenue, above-average earnings, above-average returns on shareholders' equity, underleveraged balanced sheets and/or the potential for above-average capital appreciation. In selecting investments for the Fund, LKCM performs analyses of financial and fundamental criteria to identify high-quality companies, focusing on the following characteristics:

         o        Consistently high profitability;
         o        Strong balance sheets;
         o        Competitive advantages;
         o        High and/or improving financial returns;
         o        Free cash flow;
         o        Reinvestment opportunities; and
         o        Prominent market share positions.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through purchasing ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.

The Fund commenced operations after succeeding to the assets and operations of a common trust fund that was managed by The Frost National Bank and sub-advised by LKCM (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is July 31, 2002 ("Performance Start
Date").

Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.



                                         2003       23.35%
                                         2004        3.93%
                                         2005        3.36%
                                         2006       10.84%
                                         2007        6.94%
                                         2008      (34.88)%
                                         2009        32.66%
                                         2010        19.55%



                                     BEST QUARTER   WORST QUARTER
                                         17.99%         (22.11)%
                                      (06/30/2009)    (12/31/2008)




The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/11 to 9/30/11 was (9.05)%.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

This table compares the Fund's Institutional Class Shares' average annual total returns for the periods ended December 31, 2010 to those of the S&P 500 Index. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the period since the Performance Start Date.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                              SINCE PERFORMANCE START DATE
                                                  1 YEAR          5 YEARS               (7/31/02)
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                          19.55%           4.13%                 5.51%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS          19.53%            N/A                    N/A
FUND RETURN AFTER TAXES ON DISTRIBUTIONS          12.72%            N/A                    N/A
AND SALE OF FUND SHARES
S&P 500 INDEX RETURN (REFLECTS NO                 15.06%           2.29%                 5.98%
DEDUCTION FOR FEES, EXPENSES, OR TAXES)



INVESTMENT ADVISER

Frost Investment Advisers LLC serves as investment adviser to the Fund ("Frost"). Luther King Capital Management Corporation serves as investment sub-adviser to the Fund ("LKCM").

PORTFOLIO MANAGERS

J. Luther King, Jr., President of LKCM, has served on the portfolio team for the Fund since its inception.

Paul W. Greenwell, Principal at LKCM, has served on the portfolio team for the Fund since its inception.

TAX INFORMATION



The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.



FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 74 OF THE PROSPECTUS.

FROST LKCM SMALL-MID CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Frost LKCM Small-Mid Cap Equity Fund (the "Fund") seeks to maximize long-term capital appreciation.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)




                                        INSTITUTIONAL CLASS SHARES
--------------------------------------- --------------------------
Management Fees                                      0.90%
--------------------------------------- --------------------------
Other Expenses                                       0.36%
--------------------------------------- --------------------------
Acquired Fund Fees and Expenses                      0.01%
--------------------------------------- --------------------------
Total Annual Fund Operating Expenses(1)              1.27%
--------------------------------------- --------------------------


(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




           1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
            $129            $403             $697            $1,534
--------------------------------------------------------------------------------




PORTFOLIO TURNOVER





The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 53% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small- and mid-capitalization companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small- and mid-capitalization companies to be those companies with total market capitalizations between $1 billion and $7 billion at the time of initial purchase. The equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants.

The Fund intends to invest in companies that the Fund's sub-adviser, Luther King Capital Management Corporation ("LKCM"), believes are likely to have above-average growth in revenue, above-average earnings and/or the potential for above-average capital appreciation. In selecting investments for the Fund, LKCM performs analyses of financial and fundamental criteria to identify high-quality companies, focusing on the following characteristics:

         o        Consistently high profitability;
         o        Strong balance sheets;
         o        Competitive advantages;
         o        High and/or improving financial returns;
         o        Free cash flow;
         o        Reinvestment opportunities; and
         o        Prominent market share positions.

The Fund does not sell stocks simply because they are no longer within LKCM's capitalization range used for the initial purchase.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the

U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.




                                         2009      33.65%
                                         2010      35.76%

                                     BEST QUARTER  WORST QUARTER
                                         18.83%        (6.98)%
                                      (09/30/2009)  (06/30/2010)

The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/11 to 9/30/11 was (13.17)%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                         1 YEAR             SINCE INCEPTION (4/25/08)
------------------------------------------------------------------------------------------------------------------------------------
       FUND RETURN BEFORE TAXES                          35.76%                      5.49%
       FUND RETURN AFTER TAXES ON DISTRIBUTIONS          35.76%                      5.49%
       FUND RETURN AFTER TAXES ON DISTRIBUTIONS          23.25%                      4.70%
       AND SALE OF FUND SHARES
       RUSSELL 2500 INDEX RETURN (REFLECTS NO            26.71%                      4.58%
       DEDUCTION FOR FEES, EXPENSES, OR TAXES)




INVESTMENT ADVISER

Frost Investment Advisers LLC serves as investment adviser to the Fund ("Frost"). Luther King Capital Management Corporation serves as investment sub-adviser to the Fund ("LKCM").

PORTFOLIO MANAGERS

J. Luther King, Jr., President of LKCM, has served on the portfolio team for the Fund since its inception.

Steven R. Purvis, Principal at LKCM, has served on the portfolio team for the Fund since its inception.

Paul W. Greenwell, Principal at LKCM, has served on the portfolio team for the Fund since its inception.

TAX INFORMATION




The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.



FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 74 OF THE PROSPECTUS.

FROST NATURAL RESOURCES FUND

INVESTMENT OBJECTIVE

The Frost Natural Resources Fund (the "Fund") seeks long-term capital growth with a secondary goal of current income.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


                                     INSTITUTIONAL CLASS
                                            SHARES
------------------------------------ -------------------
Management Fees                              0.80%
------------------------------------ -------------------
Other Expenses(1)                            1.22%
------------------------------------ -------------------
Acquired Fund Fees and Expenses(2)           0.15%
------------------------------------ -------------------
Total Annual Fund Operating Expenses         2.17%
------------------------------------ -------------------


(1) Other Expenses are based on estimated amounts for the current fiscal year.
(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  1 YEAR                   3 YEARS
--------------------------------------------------------------------------------
                   $220                     $679
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve its objectives, the Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in natural resources industries.
Companies in natural resources industries include: (i) companies that Frost Investment Advisors, LLC (the "Adviser"), the Fund's adviser, considers to be engaged, either directly or indirectly, in the exploration, discovery, development, production, marketing or distribution of natural resources; the development of proprietary technologies for the production or efficient utilization of natural resources; or the provision of related supplies or services; and (ii) to the extent not included in the foregoing, those industries that comprise the S&P North American Natural Resources Index. Within natural resources industries, the Adviser anticipates that the Fund will generally invest a significant portion of its assets in the energy sector. Examples of natural resources include:

         o ENERGY -- such as companies engaged in the exploration and production of energy sources, as well as companies involved with energy equipment and services, drillers, refiners, storage transportation, utilities, coal.

         o ALTERNATIVE ENERGY -- such as solar, nuclear, wind and fuel cell companies.


         o INDUSTRIAL PRODUCTS -- such as chemical, building material, cement, aggregate, associated machinery and transport companies.

         o        FOREST PRODUCTS -- such as timber and paper companies.

         o BASE METALS -- such as companies engaged in the exploration, mining, processing, fabrication, marketing or distribution of copper, iron ore, nickel, steel, aluminum, rare earth minerals and molybdenum.

         o SPECIALTY METALS -- such as companies engaged in the exploration, mining, processing, fabrication, marketing or distribution of titanium-based alloys and zirconium.

         o PRECIOUS METALS -- such as companies engaged in the exploration, mining, processing, fabrication, marketing or distribution of gold, silver, diamonds and platinum.

         o AGRICULTURAL PRODUCTS -- such as companies engaged in producing, processing and distributing seeds, fertilizers and water.

The Fund generally invests in equity securities of domestic and foreign, including emerging market, natural resources companies. The equity securities in which the Fund may invest include common stocks, preferred stocks, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), convertible securities, warrants and rights, and master limited partnerships ("MLPs"). In addition, the Fund may also invest in exchange-traded funds, exchange-traded notes and other exchange-traded products to gain exposure to certain segments of the natural resources market. The Fund may invest in securities of issuers with any market capitalization.

The Adviser combines fundamental analysis and quantitative screening to select securities for the Fund's portfolio. In particular, the Adviser focuses on companies with desirable growth and value attributes. These attributes will include but not be exclusive to the following: attractive debt adjusted production growth per share; prospects for above average growth in earnings or cash flow per share; an ability to generate high returns on invested capital throughout an investment cycle; asset quality greater than peers; efficient capital allocation; management strength; favorable relative price/earnings, price/book and price/cash flow ratios; and trading at a discount to intrinsic value. In addition, the Adviser considers the availability of specific natural resources and the relative value of those resources given changing supply/demand dynamics in the market. The Adviser may sell a security when the security reaches a specified value or the Adviser's original investment rationale is no longer considered valid.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

CONCENTRATION RISK -- Due to the Fund's concentration in securities of companies in the natural resources industries, events that affect the natural resources industries will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. Such factors include warehousing and delivery constraints, changes in supply and demand dynamics, a potential lack of fungibility, weather, monetary and currency exchange processes, domestic and foreign political and economic events and policies, disease, technological developments, and changes in interest rates. In addition, certain natural resources sub-sectors are subject to greater governmental regulation than are other industries; therefore, changes in tax and other government regulations may be more likely to adversely affect the Fund.

INVESTMENTS IN INVESTMENT COMPANIES AND OTHER POOLED VEHICLES -- To the extent the Fund invests in other investment companies, such as exchange-traded funds ("ETFs"), closed-end funds and other mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. Such risks are described below. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund's ability to invest in other investment companies.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.

INVESTMENTS IN ETNS -- An exchange-traded note ("ETN") is a debt security of an issuer that is listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Similar to other debt securities, ETNs tend to have a maturity date and are backed only by the credit of the issuer. ETNs are designed to provide investors access to the returns of various market benchmarks, such as a securities index, currency or investment strategy, less fees and expenses. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced market. It is expected that the issuer's credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer's credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund's right to redeem its investment in an ETN, which are meant to be held until maturity. There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of American Depository Receipts ("ADRs"), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKET SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

MLP RISK -- MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

COMMODITY RISK -- Exposure to the commodities markets, through a company or an ETF, may subject the Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events.

PERFORMANCE INFORMATION

The Fund commenced operations on September 27, 2011 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Frost Investment Advisors, LLC

PORTFOLIO MANAGERS

Theodore H. Harper, Senior Research Analyst and Fund Co-Manager, has managed the Fund since its inception.

John Lutz, CFA, Senior Research Analyst and Fund Co-Manager, has managed the Fund since its inception.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 74 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES




To purchase shares of a Fund for the first time, you must invest at least $1,000,000 for Institutional Class Shares. Each Fund reserves the right to waive the minimum initial investment amount in its sole discretion. There is no minimum for subsequent investments.



If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day") by contacting the Funds directly by mail at: Frost Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009 (Express Mail Address: DST Systems, Inc., c/o Frost Funds, 430 West 7th Street, Kansas City, Missouri 64105) or telephone at 1-877-71-FROST.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.



PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), each Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK




Investing in each Fund involves risk and there is no guarantee that each Fund will achieve its goals. The judgments of the Funds' investment managers about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job a Fund's investment managers do, you could lose money on your investment in a Fund, just as you could with similar investments.




The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.




EQUITY RISK -- Equity securities in which the Funds invest include public and privately issued equity securities, common and preferred stocks, warrants, interests in MLPs and royalty trusts, shares of ADRs and REITs, as well as shares of ETFs that attempt to track the price movement of equity indices, and rights to subscribe to common stock and convertible securities. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.




FIXED INCOME RISK-- The market value of the Funds' fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

FOREIGN SECURITY RISK -- The Funds' investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

Each Fund's investment objective may be changed without shareholder approval.

The investments and strategies described in this prospectus are those that each Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments or other cash equivalents that would not ordinarily be consistent with its investment objectives. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will do so only if the Funds' investment managers believe that the risk of loss outweighs the opportunity for a Fund to achieve its investment objective.




This prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Funds also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of their principal investment strategies. These investments and strategies, as well as those described in the prospectus, are described in detail in the Funds' Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.



INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.

INVESTMENT ADVISER



Frost Investment Advisors, LLC, a Delaware limited liability corporation formed in 2007, serves as the investment adviser to the Funds. The Adviser is a wholly owned non-banking subsidiary of The Frost National Bank. The Adviser's principal place of business is located at 100 West Houston Street, 15th Floor, P.O. Box 2509, San Antonio, Texas, 78299-2509. The Adviser manages and supervises the investment of the Funds' assets on a discretionary basis. As of September 30, 2011, the Adviser had approximately $7.6 billion in assets under management.




The Adviser oversees the sub-advisers to the Frost International Equity Fund, the Frost Kempner Multi-Cap Deep Value Equity Fund, the Frost Small Cap Equity Fund, the Frost Kempner Treasury and Income Fund, the Frost LKCM Multi-Cap Equity Fund and the Frost LKCM Small-Mid Cap Fund (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") to ensure their compliance with the investment policies and guidelines of these Funds, and monitors each Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Advisers out of the advisory fee it receives from the Funds. The Board of Trustees of the Trust (the "Board") supervises the Adviser and the Sub-Advisers and establishes policies that the Adviser and Sub-Advisers must follow in their management activities.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. For its services under the Sub-Advisory Agreements, each Sub-Adviser is entitled to a fee, which is calculated daily and paid monthly, by the Adviser. The Adviser has voluntarily agreed to reduce its investment advisory fees for certain Funds as set forth below ("Voluntary Fee Reduction"). In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding certain levels as set forth below ("Expense Limitation"). The Adviser intends to continue these expense limitations until further notice, but may discontinue all or part of these fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the total annual Fund operating expenses and the Expense Limitation set forth below to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which the agreement was in place. The Adviser, however, will not be permitted to recapture the amount of any difference that is attributable to the Voluntary Fee Reduction. The table below shows the rate of each Fund's investment advisory fee before the Adviser's Voluntary Fee Reduction, the rate of the Adviser's Voluntary Fee Reduction, the investment advisory fee after the Voluntary Fee Reduction and the Adviser's voluntary Expense Limitation for each Fund, and the amount of advisory fees paid to the Adviser as a percentage of daily net assets for the fiscal year ending July 31, 2011.

-------------------------------------- ------------ --------- ------------ ---------- ---------
FUND                                   ADVISORY FEE ADVISER'S ADVISORY FEE EXPENSE    ADVISORY
                                       BEFORE       VOLUNTARY AFTER        LIMITATION FEES PAID
                                       VOLUNTARY    FEE       VOLUNTARY
                                       FEE          REDUCTION FEE
                                       REDUCTION              REDUCTION
-------------------------------------- ------------ --------- ------------ ---------- ---------
Frost Growth Equity Fund               0.80%        0.15%     0.65%        1.25%      0.65%
-------------------------------------- ------------ --------- ------------ ---------- ---------
Frost Dividend Value Equity Fund       0.80%        0.15%     0.65%        1.25%      0.65%
-------------------------------------- ------------ --------- ------------ ---------- ---------
Frost Strategic Balanced Fund          0.70%        0.05%     0.65%        1.35%      0.60%
-------------------------------------- ------------ --------- ------------ ---------- ---------
Frost Kempner Multi-Cap Deep           0.59%        None      0.59%        1.05%      0.59%
Value Equity Fund
-------------------------------------- ------------ --------- ------------ ---------- ---------
Frost Small Cap Equity                 1.00% for    None      1.00% for    1.55%      0.92%
                                       assets up to           assets up to
                                       $100 million           $100 million
                                       0.85% for              0.85% for
                                       assets over            assets over
                                       $100 million           $100 million
-------------------------------------- ------------ --------- ------------ ---------- ---------
Frost International Equity Fund        0.95% for    None      0.95% for    1.45%      0.93%
                                       assets up to           assets up to
                                       $150 million           $150 million
                                       0.90% for              0.90% for
                                       assets over            assets over
                                       $150 million           $150 million
-------------------------------------- ------------ --------- ------------ ---------- ---------
Frost Low Duration Bond Fund           0.50%        0.15%(1)  0.35%        0.95%      0.35%
-------------------------------------- ------------ --------- ------------ ---------- ---------
Frost Total Return Bond Fund           0.50%        0.15%(2)  0.35%        0.95%      0.35%
-------------------------------------- ------------ --------- ------------ ---------- ---------
Frost Municipal Bond Fund              0.50%        0.10%     0.40%        1.05%      0.40%
-------------------------------------- ------------ --------- ------------ ---------- ---------
Frost Low Duration Municipal Bond Fund 0.50%        0.20%     0.30%        1.15%      0.30%
-------------------------------------- ------------ --------- ------------ ---------- ---------
Frost Kempner Treasury and Income Fund 0.35%        None      0.35%        1.05%      0.35%
-------------------------------------- ------------ --------- ------------ ---------- ---------
Frost LKCM Multi-Cap Equity Fund       0.75%        None      0.75%        1.35%      0.10%
-------------------------------------- ------------ --------- ------------ ---------- ---------
Frost LKCM Small-Mid Cap Equity Fund   0.90%        None      0.90%        1.55%      0.90%
-------------------------------------- ------------ --------- ------------ ---------- ---------
Frost Natural Resources Fund           0.80%        None      0.80%        1.75%      N/A(3)
-------------------------------------- ------------ --------- ------------ ---------- ---------

(1) Prior to November 30, 2009, the Adviser voluntarily agreed to reduce its Investment Advisory Fee for the Frost Low Duration Bond Fund by 0.20%.
(2) Prior to November 30, 2009, the Adviser voluntarily agreed to reduce its Investment Advisory Fee for the Frost Total Return Bond Fund by 0.10%.
(3)      Not in operation during the period.

PORTFOLIO MANAGERS

John Lutz, CFA, Senior Research Analyst, is jointly and primarily responsible for the day-to-day management of the Frost Growth Equity Fund and the Frost Natural Resources Fund. Mr. Lutz joined The Frost National Bank, the parent company of the Adviser, in 1995. He received a bachelor's degree in business administration from Texas A&M University and a master's degree in business administration from Our Lady of the Lake University.

TJ Qatato, CFA, Senior Research Analyst, is jointly and primarily responsible for the day-to-day management of the Frost Growth Equity Fund. Mr. Qatato joined Frost Investment Advisors in 2011. Prior to joining Frost, he worked for Aster Investment Management Inc. and Friess Associates. He earned a bachelor's degree in business administration and a master's degree in professional accounting, both from The University of Texas at Austin. Mr. Qatato is a holder of the right to use the Chartered Financial Analyst (CFA[R]) designation and is a member of the CFA Institute.

Stephen Coker, CFA, is jointly and primarily responsible for the day-to-day management of the Frost Growth Equity Fund. Mr. Coker joined Frost Investment Advisors in 2008. Prior to joining Frost, he worked for the Principal Financial Group in Seattle and Trusco Capital Management in Atlanta. He earned a bachelor's degree in Management from Georgia Tech and an MBA in Finance from Indiana University. Mr. Coker is a holder of the right to use the Chartered Financial Analyst (CFA[R]) designation and is a member of the CFA Institute.

C. Murray Fichtner is jointly and primarily responsible for the day-to-day management of the Frost Dividend Value Equity Fund. Mr. Fichtner joined The Frost National Bank, the parent company of the Adviser, in 1967. He received a bachelor's of business administration degree from Texas A&M University.

Michael R. Brell, CFA, is jointly and primarily responsible for the day-to-day management of the Frost Dividend Value Equity Fund. Mr. Brell joined The Frost National Bank, the parent company of the Adviser, in 2002. He received a bachelor's of arts degree with honors in international relations and a master's degree in business administration from St. Mary's University.

Theodore H. Harper, Senior Research Analyst, is jointly and primarily responsible for the day-to-day management of the Frost Dividend Value Equity Fund and the Frost Natural Resources Fund. Mr. Harper joined The Frost National Bank, the parent company of the Adviser, in 2000. He received a bachelor's degree in political science and economics from the University of Arizona.

Tom L. Stringfellow, CFA, CFP, CPA, is jointly and primarily responsible for the day-to-day management of the Frost Growth Equity Fund. He is also the Chief Investment Officer for Frost Investment Advisors, LLC. Mr. Stringfellow joined The Frost National Bank, the parent company of the Adviser, in 1980. He received a bachelor's of arts degree in business administration from Southwest Texas State University, a master's degree in economics from St. Mary's University and a master's degree in business administration from Texas A&M University.

Jeffery Elswick is jointly and primarily responsible for the day-to-day management of the Frost Low Duration Bond Fund, the Frost Total Return Bond Fund, the Frost Municipal Bond Fund, and the Frost Low Duration Municipal Bond Fund. Mr. Elswick joined The Frost National Bank, the parent company of the Adviser, in 2006. Prior to joining The Frost National Bank, Mr. Elswick served as a fixed income portfolio manager, analyst and trader at Capital One Financial Corporation from 2000 to 2006. He received a master of science in finance degree and a bachelor's of business administration degree from Texas A&M University.

Joseph G. Zhu-Carnevale, CFA, Senior Credit Analyst, is jointly and primarily responsible for the day-today management of the Frost Low Duration Bond Fund, the Frost Total Return Bond Fund, the Frost Municipal Bond Fund and the Frost Low Duration Municipal Bond Fund. Mr. Zhu-Carnevale joined The Frost National Bank, the parent company of the Adviser, in 2008. Prior to joining The Frost National Bank, Mr. Zhu-Carnevale served as a Vice President of Risk Management at RBS Greenwich Capital from 2006 to 2008, served as a Fixed Income Analyst at Progressive Capital Management from 2004 to 2006, and served as a Capital Market Associate at Lehman Brothers from 2003-2004. He received a master's of business administration in finance and accounting from the University of Pennsylvania (Wharton), and a bachelor's of science in physics from FuDan University, Shanghai, China.

Tim Tucker, Senior Credit Analyst, is jointly and primarily responsible for the day-to-day management of the Frost Low Duration Fund, the Frost Total Return Bond Fund, the Frost Municipal Bond Fund and the Frost Low Duration Municipal Bond Fund. Mr. Tucker joined The Frost National Bank, the parent company of the Adviser, in February 2011. Prior to joining The Frost National Bank, he served as Director for THL Credit Group. From 2004 to 2007, he served as Vice President of the Leveraged Capital Group at AIG. From 2000 to 2003, he served as Vice President at Kinsman Capital, a San Diego-based private equity firm. He graduated cum laude with a B.B.A. in finance and a minor in statistics from Southern Methodist University.

Nikhill Patel, Senior Credit Analyst, is jointly and primarily responsible for the day-to-day management of the Frost Low Duration Fund, the Frost Total Return Bond Fund, the Frost Municipal Bond Fund and the Frost Low Duration Municipal Bond Fund. Mr. Patel joined The Frost National Bank, the parent company of the Adviser, in 2011. Prior to joining The Frost National Bank, he served as Assistant Vice President of CDO Analytics and Modeling at Bank of America Merrill Lynch from 2007 to 2011 and served as an Investment Analyst at Northern Trust from 2005 to 2007. He received dual bachelor's of science degrees in finance and management information systems from the University of Illinois.

Brad Thompson, CFA, is jointly and primarily responsible for the day-to-day management of the Frost Growth Equity Fund, the Frost Dividend Value Equity Fund, and the Frost Strategic Balanced Fund. Mr. Thompson joined The Frost National Bank, the parent company of the Adviser, in 2002. Prior to joining The Frost National Bank, Mr. Thompson was a senior analyst with Assante Asset Management in Canada and Assante Global Advisors in Los Angeles. He received the degrees of master of commerce with

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honours (finance), from the University of Melbourne; bachelor of commerce with honours (finance), and bachelor of commerce and economics from the University of Tasmania at Hobart, Australia. Mr. Thompson is a holder of the right to use the Chartered Financial Analyst (CFA[R]) designation and is a member of the CFA Institute.

Justin Hopkins is jointly and primarily responsible for the day-to-day management of the Frost Strategic Balanced Fund. Mr. Hopkins joined The Frost National Bank, the parent company of the Adviser, in 2007. Prior to joining The Frost National Bank, Mr. Hopkins served as a representative support specialist at National Financial Partners from 2006 to 2007 and as a mutual fund analyst, intern, part-time at The Frost National Bank from 2004 to 2006 and full time student from 2002 to 2006. He received a bachelor's degree in applied arts and sciences and a master's degree in business administration from Texas State University.




SUB-ADVISERS

The Sub-Advisers for the Frost International Equity Fund, the Frost Kempner Multi-Cap Deep Value Equity Fund, the Frost Small Cap Equity Fund, the Frost Kempner Treasury and Income Fund, the Frost Luther LKCM Equity Fund and the Frost LKCM Small-Mid Cap Equity Fund are responsible for the day-to-day management of these Funds, subject to the general supervision of the Board and the Adviser and in accordance with the investment objectives, policies and restrictions of the Funds.

o        FROST INTERNATIONAL EQUITY FUND




Thornburg Investment Management, Inc., a Delaware corporation established in 1982, serves as the sub-adviser to the Frost International Equity Fund. Thornburg's principal place of business is located at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. As of September 30, 2011, Thornburg had approximately $70 billion in assets under management. Thornburg is responsible for the day-to-day management of the Frost International Equity Fund's investments.

William Fries, CFA, is jointly and primarily responsible for the day-to-day management of the Frost International Equity Fund. Mr. Fries joined Thornburg in 1995. He received a BS from the Pennsylvania State University and an MBA from Temple University.

Lei Wang, CFA, is jointly and primarily responsible for the day-to-day management of the Frost International Equity Fund. Mr. Wang joined Thornburg in 2004. Prior to joining Thornburg, Mr. Wang served as an associate at Enso Capital from 2002 to 2004 and as an associate at Deutsche Bank Alex Brown Inc. from 2001 to 2002. He received an BA/MA from East China Normal University and an MBA from New York University.

Wendy Trevisani is jointly and primarily responsible for the day-to-day management of the Frost International Equity Fund. Ms. Trevisani joined Thornburg in 1999. She received a BA from Bucknell University and an MBA from Columbia University.




o FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND AND FROST KEMPNER TREASURY AND INCOME FUND




Kempner Capital Management, Inc., a Texas corporation established in 1982, serves as the sub-adviser to the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Kempner Treasury and Income Fund. KCM's principal place of business is located at 2201 Market Street, 12th Floor, FNB Building Galveston, Texas 77550-1503. As of September 30, 2011, KCM had approximately $383 million in

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assets under management. KCM is responsible for the day-to-day management of the Frost Kempner Multi-Cap Deep Value Equity Fund's and the Frost Kempner Treasury and Income Fund's investments.




Harris L. Kempner, Jr. is jointly and primarily responsible for the day-to-day management of the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Kempner Treasury and Income Fund. Mr. Kempner has been KCM's President since the firm's inception in 1982. He was President of U.S. National Bancshares and Chief Investment Officer for Frost Bank of Galveston (formerly United States National Bank) from 1969-1982. He received a BA from Harvard University in 1961 and an MBA from Stanford University in 1963.




R. Patrick Rowles is jointly and primarily responsible for the day-to-day management of the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Kempner Treasury and Income Fund. Mr. Rowles joined KCM as Executive Vice President in 1987. He was President of R. Patrick Rowles & Company from 1981-1987. He received a BBA from the University of Texas at Austin in 1961.



M. Shawn Gault is jointly and primarily responsible for the day-to-day management of the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Kempner Treasury and Income Fund. Mr. Gault is a Vice President and joined KCM in January 2001. He received an MBA from the University of Houston in 2000.

o        FROST SMALL CAP EQUITY FUND




Cambiar Investors LLC, ("Cambiar"), a Delaware limited liability company located at 2401 East Second Avenue, Suite 500, Denver, Colorado 80206, is an investment adviser registered with the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940. Cambiar has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1973. As of September 30, 2011, Cambiar managed approximately $6 billion in firmwide assets across four equity strategies including large-cap, small-cap, international equity and global multi-value equity strategies.

Brian M. Barish, CFA, President, Director of Research, joined Cambiar in 1997. He focuses on the technology, media, aerospace and defense sectors. Prior to joining Cambiar, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres & Co., a New York based investment bank. He has also served as a securities analyst with Bear, Stearns & Co. and Arnhold S. Bleichroeder, a New York based research firm. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst designation.

Ania A. Aldrich, CFA, Principal, joined Cambiar in 1999. Prior to joining Cambiar, Ms. Aldrich was a global equity analyst at Bankers Trust, a New York based investment company, covering the financial services and transportation sectors. She began her career as a senior investor relations professional at BET PLC, a New York based communications firm. Ms. Aldrich holds an MBA in Finance from Fordham University and a BA in Computer Science from Hunter College. She also holds the Chartered Financial Analyst designation.

Andrew P. Baumbusch, Principal, joined Cambiar in 2004. Prior to joining Cambiar, Mr. Baumbusch served as an investment analyst at Franklin Templeton, Atrium Capital and Alex Brown & Sons. Mr. Baumbusch holds an MBA from the Stanford Graduate School of Business and a BA in Economics from Princeton University.

Timothy A. Beranek, Principal, joined Cambiar in 1999. Prior to joining Cambiar, Mr. Beranek was with Resources Trust where he had responsibility for oversight of financial controls for the company's mutual

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fund trading relationships.  He began his career with Merrill Lynch.  Mr.
Beranek holds a Masters in Finance from the University of Colorado and a BS in Economics from the University of South Dakota.

Maria L. Mendelsberg, CFA, Principal, joined Cambiar in 1997. Prior to joining Cambiar, Ms. Mendelsberg served as an investment analyst for Eaton Vance Management, a Boston based investment company. Before launching her investment career, she spent many years working in retail management. Ms. Mendelsberg received a BA in Economics and Classics from Brown University, and holds the Chartered Financial Analyst designation.

Jennifer Dunne, CFA, Principal and International Portfolio Manager, joined Cambiar in 2005. Ms. Dunne is responsible for non-U.S. company coverage in the energy, industrials and utilities sectors. Prior to joining Cambiar in 2005, she was a senior equity analyst at Founders Asset Management LLC. Ms. Dunne received a graduate diploma from the London School of Economics, a Masters in Economics from the University of British Columbia, a BA from the University of Colorado and holds the Chartered Financial Analyst designation.

Artio Global Management LLC, ("Artio Global"), a Delaware limited liability company located at 330 Madison Avenue, New York, New York 10017, is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. As of September 30, 2011, Artio Global had total assets under management of approximately $34.3 billion.



Artio Global, through an intermediary holding company, is majority-owned by Artio Global Investors Inc. ("Artio Global Investors"), a Delaware corporation. Artio Global Investors' Class A shares have been listed on the New York Stock Exchange since September 24, 2009.

Artio Global Investors is currently 53% owned by the public and 28% owned by GAM Holdings Ltd. (the firm's former sole stockholder). In addition, Artio's Principals, Richard Pell (Chairman, CEO and CIO) and Rudolph-Riad Younes (Head of International and Global Equities), each have an ownership interest of 9.5% .. GAM Holding Ltd., an asset manager listed on the Swiss Stock Exchange, is expected to periodically evaluate its ongoing level of ownership of Artio Global Investors.

Mr. Samuel A. Dedio is primarily responsible for the day-to-day management of the Fund. Mr. Dedio joined Artio Global in 2006 as a Senior Portfolio Manager focusing on U.S. micro-, small- and mid-cap equities. Prior to joining Artio Global, he spent seven years at Deutsche Asset Management, most recently as Managing Director, Co-Lead Portfolio Manager and Co-Head of U.S. Micro, Small and Mid Cap Investment Management. His previous positions also include Senior Industry Analyst at Ernst & Young LLP and Equity Analyst with both Evergreen Asset Management and Standard & Poor's Corp.

o        FROST LKCM MULTI-CAP EQUITY FUND AND FROST LKCM SMALL-MID CAP EQUITY
         FUND




Luther King Capital Management Corporation, a Delaware corporation established in 1979, serves as the sub-adviser to the Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund. Luther King Capital Management's principal place of business is located at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. As of September 30, 2011, LKCM had approximately $7.9 billion in assets under management. LKCM is responsible for the day-to-day management of the Frost LKCM Multi-Cap Equity Fund's and the Frost LKCM Small-Mid Cap Equity Fund's investments.




J. Luther King, Jr. is jointly and primarily responsible for the day-to-day management of the Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund. Mr. King has been President, Principal, and Portfolio Manager of Luther King Capital Management Corporation since 1979.

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Steven R. Purvis is jointly and primarily responsible for the day-to-day management of the Frost LKCM Small-Mid Cap Equity Fund. Mr. Purvis has been a Portfolio Manager of Luther King Capital Management Corporation since 1996 and a Principal of the firm since 2003.

Paul W. Greenwell is jointly and primarily responsible for the day-to-day management of the Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund. Mr. Greenwell has been a Portfolio Manager of Luther King Capital Management Corporation since 1983 and a Principal of the firm since 1986.

ADDITIONAL INFORMATION




A discussion regarding the basis for the Board's approval of the investment advisory contract with the Adviser and the sub-advisory contracts between the Adviser and each Sub-Adviser can be found in the Funds' Semi-Annual Report to Shareholders dated January 31, 2011. A discussion regarding the basis for the Board's approval of the investment advisory contracts between the Advisor and the Trust, on behalf of the Frost Natural Resources Fund, will be available in the Funds' Semi-Annual Report to shareholders dated January 31, 2012.




The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Class Shares of the Funds.

Institutional Class Shares are for individual and institutional investors.




For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see "Taxes."



HOW TO PURCHASE FUND SHARES

All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by

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Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the Fund name.

REGULAR MAIL ADDRESS

Frost Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Frost Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

BY WIRE

To open an account by wire, call 1-877-71-FROST for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA # 101000695
Frost Funds
DDA Acct. # 9871063178
Ref: Fund name/account number/account name




PURCHASES IN-KIND

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.



MINIMUM INVESTMENTS




You can open an account with a Fund with a minimum initial investment of $1,000,000 for Institutional Class Shares. There is no minimum for subsequent investments. Each Fund reserves the right to waive the minimum investment amounts in its sole discretion.




HOW TO REDEEM FUND SHARES

BY MAIL

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To redeem shares by mail, you may contact the Funds directly at: Frost Funds,
P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Frost Funds, 430 West 7th Street, Kansas City, MO 64105). Please send a letter to the Funds signed by all registered parties on the account specifying:

         o        The Fund name;
         o        The account number;
         o        The dollar amount or number of shares you wish to redeem;
         o        The account name(s); and
         o The address to which redemption (sale) proceeds should be sent.


All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.




Certain redemption requests will require Medallion signature guarantees by a bank or member firm of a national securities exchange. For example, Medallion signature guarantees may be required if your address of record or banking instructions have been changed in the last 30 days, or if you ask that the proceeds be sent to a different person or address. A Medallion signature is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees that a signature is original and authentic. Signature guarantees are for the protection of shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.



BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 1-877-71-FROST to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank via wire or Automated Clearing House ("ACH").

EXCHANGING SHARES

At no charge, you may exchange Institutional Class Shares of a Fund for Institutional Class Shares of another Fund in the Frost Funds complex by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE

When you buy shares, you pay the "offering price" for the shares. The offering price is the NAV per share plus any sales charge applicable to the purchase. When you sell shares you receive the NAV minus any applicable Contingent Deferred Sales Charges ("CDSC") and/or redemption fee.




You may buy or sell shares of a Fund on any Business Day. Requests to buy and sell shares of a Fund are processed at the NAV next computed after the Fund receives and accepts your order. The Funds calculate

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NAV once each Business Day as of the close of normal trading on the NYSE
(normally, 4:00 p.m. Eastern Time). To receive the NAV on any given day, a Fund or an authorized institution must receive your order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper Medallion signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day if the NYSE is open for trading that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- each Fund reserves the right to calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

The Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Funds with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.






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

PAYMENT OF REDEMPTION PROCEEDS




Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (may be subject to a $15 fee). Each Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as proper Medallion signature guarantees, IRA rollover forms, etc.). A Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Medallion signature guarantees are for the protection of shareholders. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to insure proper authorization. If you redeem shares that were recently purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

REDEMPTIONS IN-KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.



INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $1,000 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the need to sell your shares. If your Frost International Equity Fund shares are redeemed for this reason within 30 calendar days of their purchase, the redemption fee will not be applied.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial intermediary transact with the Funds over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of a Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or their affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by the U.S. Securities and Exchange Commission ("SEC") and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' Statement of Additional Information.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.


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OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, because the Funds indirectly invest in foreign securities traded primarily on markets that close prior to the time the Funds determine their NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than Funds investing exclusively in U.S. securities.

In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of their Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.




In addition, small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may make a Fund more susceptible to the risks posed by frequent trading because frequent transactions in a Fund's shares may have a greater impact on the market prices of these types of securities. For more information on how the Funds use fair value pricing, see "Calculating Your Share Price." The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include the following:



o Shareholders are restricted from making more than five "round trips," including exchanges into or out of a Fund, per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

o The Frost International Equity Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 30 calendar days (subject to certain exceptions as discussed in "Redemption Fee").

o The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or its Adviser/Sub-Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon its request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.

REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of such trading, the Frost International Equity Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 30 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to the exchange of shares or shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

The Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is in the best interests of the Fund, including certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) failed verifications; (v) involuntary redemptions; and (vi) retirement loans and withdrawals. The redemption fee will not be applied on redemptions made within the 30 calendar day period because the account does not meet the applicable minimum account size or because the Fund is unable to verify the accountholder's identity within a reasonable time after the account is opened.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

However, each Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, each Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications. If your account is closed for this reason, the redemption fee will not be applied.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS




Normally, the Frost Growth Equity Fund, the Frost Small Cap Equity Fund, the Frost International Equity Fund, the Frost LKCM Multi-Cap Equity Fund, the Frost LKCM Small-Mid Cap Equity Fund and the Frost Natural Resources Fund each distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. Normally, the Frost Dividend Value Equity Fund, the Frost Low Duration Bond Fund, the Frost Total Return Fund, the Frost Municipal Bond Fund, the Frost Low Duration Municipal Bond Fund, the Frost Kempner Treasury and Income Fund, the Frost Kempner Multi-Cap Deep Value Equity Fund, and the Frost Strategic Balanced Fund each distribute their net investment income, if any, monthly and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.




Each Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. The following is a summary of the federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.




Each Fund intends to qualify as a regulated investment company ("RIC") as defined in Section 851 of the Internal Revenue Code of 1986, as amended. The Diversified Strategies Fund and the Natural Resources Fund may make investments into one or more exchange traded products, such as ETFs and ETNs, swaps or other investments that may raise questions regarding the qualification of the income from such investments as qualifying income under the RIC qualification tests. The Funds intend to monitor their investments to ensure that it will satisfy the qualification tests as a RIC, including the qualifying income test. See the SAI for more information regarding the RIC qualification tests.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Absent further legislation, the reduced tax rates applicable to qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2012 and such income will be taxable at ordinary income tax rates. Distributions from the Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Kempner Treasury and Income Fund, Frost Municipal Bond Fund, and Frost Low Duration Municipal Bond Fund are not expected to qualify for the reduced tax rates on qualified dividend income.




The Frost Low Duration Bond Fund, Frost Total Return Bond Fund, and Frost Kempner Treasury and Income Fund are each expected to make primarily ordinary income distributions. Because the Frost Municipal Bond Fund and Frost Low Duration Municipal Bond Fund invest primarily in municipal bonds, the dividends you receive from these Funds will generally be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax. Although the Frost Municipal Bond Fund and Frost Low Duration Municipal Bond Fund do not seek to realize taxable income or capital gains, these Funds may realize and distribute taxable income or capital gains from time to time as a result of their normal investment activities. Once a year the Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-877-71-FROST to find out when a Fund expects to make a distribution to shareholders.

Each sale of shares of a Fund may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Funds. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.




The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.




To the extent that a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. A Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about each Fund. The information is intended to help you understand each Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been derived from each Fund's financial statements, which have been audited by Ernst & Young LLP whose report, and each Fund's financial statements, are included in the Funds' Annual Report. The report of Ernst & Young LLP, along with each Fund's financial statements and related notes, appears in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-877-71-FROST.

THE ADVISORS' INNER CIRCLE FUND II                                   FROST FUNDS


------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE PERIODS ENDED JULY 31,
------------------------------------------------------------------------------------------------------------------------
                                           NET
                                      REALIZED AND
         NET ASSET         NET         UNREALIZED                   DIVIDENDS  DISTRIBUTIONS
           VALUE,      INVESTMENT  GAINS (LOSSES) ON     TOTAL      FROM NET       FROM         TOTAL        NET ASSET
         BEGINNING       INCOME     INVESTMENTS AND      FROM      INVESTMENT    REALIZED    DIVIDENDS &     VALUE, END
         OF PERIOD      (LOSS)(1)   FOREIGN CURRENCY  OPERATIONS     INCOME       GAINS     DISTRIBUTIONS    OF PERIOD
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
CORE GROWTH EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011      $ 8.21         $0.02         $ 2.06         $  2.08      $  (0.03)    $   --        $(0.03)         $10.26
2010        7.61          0.03           0.60            0.63         (0.03)        --         (0.03)           8.21
2009        9.34          0.03          (1.74)          (1.71)        (0.02)        --         (0.02)           7.61
2008 (a)   10.00          0.00+++       (0.66)          (0.66)          --          --            --            9.34
-----------------------------------------------------------------------------------------------------------------------
DIVIDEND VALUE EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011      $ 8.03         $0.19         $ 1.17         $  1.36      $  (0.19)    $   --        $(0.19)         $ 9.20
2010        7.44          0.15           0.59            0.74         (0.15)        --         (0.15)           8.03
2009        9.20          0.21          (1.61)          (1.40)        (0.21)     (0.15)        (0.36)           7.44
2008(a)    10.00          0.07          (0.80)          (0.73)        (0.07)        --         (0.07)           9.20
-----------------------------------------------------------------------------------------------------------------------
STRATEGIC BALANCED FUND
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011      $ 9.54         $0.14         $ 1.05         $  1.19      $  (0.24)    $   --        $(0.24)         $10.49
2010        8.67          0.16           0.87            1.03         (0.16)        --         (0.16)           9.54
2009        9.76          0.32          (1.11)          (0.79)        (0.30)        --         (0.30)           8.67
2008(b)    10.00          0.01          (0.23)          (0.22)        (0.02)        --         (0.02)           9.76
-----------------------------------------------------------------------------------------------------------------------



                                                    RATIO OF
                                                    EXPENSES
                                                   TO AVERAGE
                                                   NET ASSETS     RATIO OF NET
                                      RATIO OF     (EXCLUDING      INVESTMENT
                      NET ASSETS,     EXPENSES       WAIVERS      INCOME (LOSS)  PORTFOLIO
           TOTAL     END OF PERIOD   TO AVERAGE   AND FEES PAID    TO AVERAGE    TURNOVER
          RETURN+       (000)       NET ASSETS     INDIRECTLY)     NET ASSETS      RATE
------------------------------------------------------------------------------------------
CORE GROWTH EQUITY FUND
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011       25.35%++    $257,479         0.82%         0.97%            0.21%        38%
2010        8.25++      195,304         0.82          0.97             0.31         56
2009      (18.28)++     188,920         0.85          1.00             0.38         72
2008(a)    (6.60)++     211,065         0.86*         1.01*            0.21*         5**
------------------------------------------------------------------------------------------
DIVIDEND VALUE EQUITY FUND
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011       17.03%++    $235,531         0.82%         0.97%           2.12%         82%
2010        9.96++      198,506         0.83          0.98            1.84          76
2009      (14.76)++     157,923         0.86          1.01            2.96          65
2008(a)    (7.28)++     146,164         0.88*         1.03*           2.91*         34**
------------------------------------------------------------------------------------------
STRATEGIC BALANCED FUND
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011       12.49%++    $  4,399         1.30%         1.39%           1.34%         21%
2010       11.88++       12,976         1.24          1.30            1.71          38
2009       (7.66)++      12,038         1.18          1.23            3.94          33
2008(b)    (2.25)++      23,960         1.35*         1.79*           1.05*          9**
------------------------------------------------------------------------------------------

*   ANNUALIZED.
**  NOT ANNUALIZED.
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
    TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES LOADS.
++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD.
+++ AMOUNT REPRESENTS LESS THAN $0.01.
(A) COMMENCED OPERATIONS ON APRIL 25, 2008
(B) COMMENCED OPERATIONS ON JUNE 30, 2008.
(1) PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.
AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

THE ADVISORS' INNER CIRCLE FUND II                                   FROST FUNDS


------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE PERIODS ENDED JULY 31,
------------------------------------------------------------------------------------------------------------------------
                                           NET
                                      REALIZED AND
         NET ASSET                     UNREALIZED                   DIVIDENDS  DISTRIBUTIONS
           VALUE,          NET     GAINS (LOSSES) ON     TOTAL      FROM NET       FROM         TOTAL        NET ASSET
         BEGINNING     INVESTMENT   INVESTMENTS AND      FROM      INVESTMENT    REALIZED    DIVIDENDS &     VALUE, END
         OF PERIOD     INCOME (1)   FOREIGN CURRENCY  OPERATIONS     INCOME       GAINS     DISTRIBUTIONS    OF PERIOD
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
LOW DURATION BOND FUND
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011      $10.67         $0.27         $ 0.04         $  0.31       $ (0.25)    $(0.09)       $(0.34)         $10.64
2010       10.32          0.37           0.33            0.70         (0.35)        --         (0.35)          10.67
2009       10.01          0.47           0.30            0.77         (0.46)     (0.00)+++     (0.46)          10.32
2008 (a)   10.00          0.10           0.01            0.11         (0.10)        --         (0.10)          10.01
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011      $10.71         $0.54         $ 0.35         $  0.89       $ (0.52)    $(0.38)       $(0.90)         $10.70
2010       10.17          0.63           0.66            1.29         (0.60)     (0.15)        (0.75)          10.71
2009        9.89          0.58           0.28            0.86         (0.56)     (0.02)        (0.58)          10.17
2008 (a)   10.00          0.13          (0.11)           0.02         (0.13)        --         (0.13)           9.89
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011      $10.50        $ 0.34         $(0.06)          $ 0.28      $(0.34)     $(0.01)       $(0.35)         $10.43
2010       10.28          0.34           0.22             0.56       (0.33)      (0.01)        (0.34)          10.50
2009        9.94          0.34           0.34             0.68       (0.34)      (0.00)+++     (0.34)          10.28
2008 (a)   10.00          0.09          (0.07)            0.02       (0.08)       --           (0.08)           9.94
------------------------------------------------------------------------------------------------------------------------
LOW DURATION MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011      $10.35         $0.18         $(0.05)          $ 0.13      $(0.18)      $(0.00)+++   $(0.18)         $10.30
2010       10.22          0.21           0.13             0.34       (0.21)         --         (0.21)          10.35
2009       10.00          0.23           0.22             0.45       (0.23)         --         (0.23)          10.22
2008 (a)   10.00          0.06           0.00+++          0.06       (0.06)         --         (0.06)          10.00
------------------------------------------------------------------------------------------------------------------------
KEMPNER TREASURY AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011      $10.54         $0.34         $ 0.59           $ 0.93      $(0.30)     $(0.14)       $(0.44)         $11.03
2010       10.14          0.30           0.54             0.84       (0.20)      (0.24)        (0.44)          10.54
2009        9.94          0.01           0.33             0.34       (0.10)      (0.04)        (0.14)          10.14
2008 (a)   10.00          0.12          (0.06)            0.06       (0.12)         --         (0.12)           9.94
------------------------------------------------------------------------------------------------------------------------
LKCM MULTI-CAP EQUITY FUND
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011      $ 7.71         $0.02         $ 2.13           $ 2.15      $(0.01)     $   --        $(0.01)        $  9.85
2010        7.06          0.00+++        0.71             0.71       (0.06)         --         (0.06)           7.71
2009        9.32          0.04          (1.47)           (1.43)      (0.02)      (0.81)        (0.83)           7.06
2008 (a)   10.00          0.01          (0.69)           (0.68)         --          --            --            9.32
------------------------------------------------------------------------------------------------------------------------
LKCM SMALL-MID CAP EQUITY FUND
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011      $ 9.40        $(0.10)        $ 2.96           $ 2.86      $   --      $   --        $   --         $ 12.26
2010        7.13         (0.08)          2.35             2.27          --          --            --            9.40
2009        9.57         (0.03)         (2.41)           (2.44)         --          --            --            7.13
2008 (a)   10.00         (0.01)         (0.42)           (0.43)         --          --            --            9.57

                                                    RATIO OF
                                                    EXPENSES
                                                   TO AVERAGE
                                                   NET ASSETS     RATIO OF NET
                                      RATIO OF     (EXCLUDING      INVESTMENT
                      NET ASSETS,     EXPENSES       WAIVERS      INCOME (LOSS)  PORTFOLIO
           TOTAL     END OF PERIOD   TO AVERAGE   AND FEES PAID    TO AVERAGE    TURNOVER
          RETURN+        (000)       NET ASSETS    INDIRECTLY)      NET ASSETS      RATE
------------------------------------------------------------------------------------------
LOW DURATION BOND FUND
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011        2.97%++    $236,573         0.53%         0.68%           2.56%         56%
2010        6.86++      165,334         0.53          0.70            3.52          62
2009        8.00++      103,107         0.52          0.72            4.77          56
2008 (a)    1.12++      118,107         0.56*         0.76*           3.88*          8**
------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011        8.72%++    $489,685         0.51%         0.66%           5.08%         58%
2010       13.03++      319,147         0.54          0.67            5.97          60
2009        9.08++      238,649         0.59          0.69            5.97          67
2008 (a)    0.15++      199,384         0.62*         0.72*           4.78*         12**
------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011        2.68%++    $159,989         0.62%         0.72%           3.25%         10%
2010        5.56++      165,952         0.61          0.71            3.22           5
2009        6.99%++     141,775         0.62          0.72            3.39          14
2008 (a)    0.24++      124,174         0.67*         0.77*           3.20*          3**
------------------------------------------------------------------------------------------
LOW DURATION MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011        1.29%++    $ 79,658         0.60%         0.80%           1.75%          9%
2010        3.32++       65,841         0.61          0.81            2.02          21
2009        4.51%++      54,257         0.61          0.81            2.26          27
2008 (a)    0.57++       48,699         0.72*         0.92*           2.18*         10**
------------------------------------------------------------------------------------------
KEMPNER TREASURY AND INCOME FUND
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011        9.08%      $ 31,269         0.76%         0.76%            3.14%          5%
2010        8.48         26,357         0.71          0.71             2.85          28
2009        3.50         26,128         0.70          0.70             0.12         114
2008 (a)    0.59         21,852         1.00*         1.00*            4.42*          0**
------------------------------------------------------------------------------------------
LKCM MULTI-CAP EQUITY FUND
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011       27.84%++     $ 5,781         1.35%         2.00%            0.16%         12%
2010       10.04++        6,842         1.35          1.55             0.06          14
2009      (13.43)++       9,807         1.35          1.36             0.62          34
2008 (a)   (6.80)        17,389         1.35*         1.46*            0.46*         23**
------------------------------------------------------------------------------------------
LKCM SMALL-MID CAP EQUITY FUND
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011       30.43%       $54,972         1.26%         1.26%           (0.86)%        53%
2010       31.84         21,159         1.39          1.39            (0.92)         72
2009      (25.50)++      10,778         1.55          1.63            (0.42)         88
2008 (a)   (4.30)++      10,984         1.55*         2.13*           (0.19)*        27**
------------------------------------------------------------------------------------------

*   ANNUALIZED.
**  NOT ANNUALIZED.
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
    TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES LOADS.
++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD.
+++ AMOUNT REPRESENTS LESS THAN $0.01.
(A) COMMENCED OPERATIONS ON APRIL 25, 2008
(1) PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.
AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

THE ADVISORS' INNER CIRCLE FUND II                                   FROST FUNDS

------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE PERIODS ENDED JULY 31,
------------------------------------------------------------------------------------------------------------------------
                                           NET
                                      REALIZED AND
         NET ASSET         NET         UNREALIZED                   DIVIDENDS  DISTRIBUTIONS
           VALUE,      INVESTMENT   GAINS (LOSSES) ON     TOTAL      FROM NET       FROM         TOTAL        NET ASSET
         BEGINNING       INCOME      INVESTMENTS AND      FROM      INVESTMENT    REALIZED    DIVIDENDS &     VALUE, END
         OF PERIOD      LOSS (1)    FOREIGN CURRENCY   OPERATIONS     INCOME       GAINS     DISTRIBUTIONS    OF PERIOD
-----------------------------------------------------------------------------------------------------------------------
KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011      $ 7.89         $0.15         $ 1.02         $  1.17      $  (0.16)    $   --        $(0.16)         $ 8.90
2010        7.20          0.15           0.69            0.84         (0.15)        --         (0.15)           7.89
2009        9.08          0.20          (1.73)          (1.53)        (0.21)     (0.14)        (0.35)           7.20
2008 (a)   10.00          0.05          (0.92)          (0.87)        (0.05)        --         (0.05)           9.08
-----------------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011      $ 7.53        $(0.03)        $ 2.22         $  2.19       $    --     $   --        $   --          $ 9.72
2010        6.94         (0.04)          0.63            0.59            --         --            --            7.53
2009        9.61         (0.02)         (2.58)          (2.60)           --      (0.07)        (0.07)           6.94
2008(a)    10.00         (0.01)         (0.38)          (0.39)           --         --            --            9.61
------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011      $ 7.79         $0.11         $ 1.34         $  1.45       $ (0.06)    $   --        $(0.06)         $ 9.18
2010        7.18          0.07           0.55            0.62         (0.01)        --         (0.01)           7.79
2009        9.01          0.08          (1.71)          (1.63)        (0.20)        --         (0.20)           7.18
2008 (a)   10.00          0.06          (1.05)          (0.99)           --         --            --            9.01
------------------------------------------------------------------------------------------------------------------------



                                                    RATIO OF
                                                    EXPENSES
                                                   TO AVERAGE
                                                   NET ASSETS     RATIO OF NET
                                      RATIO OF     (EXCLUDING      INVESTMENT
                      NET ASSETS,     EXPENSES       WAIVERS      INCOME (LOSS)  PORTFOLIO
           TOTAL     END OF PERIOD   TO AVERAGE   AND FEES PAID    TO AVERAGE    TURNOVER
          RETURN+        (000)       NET ASSETS    INDIRECTLY)      NET ASSETS      RATE
------------------------------------------------------------------------------------------
KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011       14.80%      $141,615         0.78%         0.78%           1.69%         22%
2010       11.75        125,363         0.79          0.79            1.87          23
2009      (16.33)       119,227         0.81          0.81            3.02          12
2008(a)    (8.69)       153,539         0.82*         0.82*           2.20*         11**
------------------------------------------------------------------------------------------
SMALL CAP EQUITY FUND
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011       29.08%      $182,577         1.10%         1.10%          (0.36)%       144%
2010        8.50        140,224         1.23          1.23           (0.53)        160
2009      (26.94)        80,026         1.25          1.25           (0.27)        273
2008(a)    (3.90)        64,577         1.33*         1.33*          (0.26)*       110**
------------------------------------------------------------------------------------------
FROST INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
2011       18.66%      $263,419         1.14%         1.14%           1.25%         26%
2010        8.69        218,996         1.16          1.16            0.91          35
2009      (17.51)       182,004         1.21          1.21            1.27          51
2008 (a)   (9.90)       230,394         1.19*         1.19*           2.25*         16**
------------------------------------------------------------------------------------------

*    ANNUALIZED.
**   NOT ANNUALIZED.
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
     TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES LOADS.
++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD.
+++  AMOUNT REPRESENTS LESS THAN $0.01.
(A)  COMMENCED OPERATIONS ON APRIL 25, 2008
(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.
AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

                       THE ADVISORS' INNER CIRCLE FUND II
                                  FROST FUNDS

INVESTMENT ADVISER




Frost Investment Advisors, LLC
100 West Houston Street, 15th Floor
P.O. Box 2509
San Antonio, Texas 78299-2509



SUB-ADVISERS

Thornburg Investment Management, Inc.
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

Kempner Capital Management, Inc.
2201 Market Street, 12th Floor FNB Building
Galveston, Texas 77550-1503

Cambiar Investors LLC
2401 East Second Avenue, Suite 500
Denver, Colorado 80206

Artio Global Management LLC
330 Madison Avenue
New York, New York 10017

Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, Texas 76102-4140

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI includes detailed information about the Funds and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Funds' portfolio managers about investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Funds' holdings and detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT OR MORE INFORMATION:

BY TELEPHONE: 1-877-71-FROST (1-877-713-7678)


BY MAIL:      Frost Funds
              P.O. Box 219009
              Kansas City, MO 64121-9009


BY INTERNET:  www.frostbank.com


FROM THE SEC: You can also obtain the SAI, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.




                                                                 FIA-PS-001-0500

                      STATEMENT OF ADDITIONAL INFORMATION

       FROST GROWTH EQUITY FUND (FORMERLY, FROST CORE GROWTH EQUITY FUND)
                      (INSTITUTIONAL CLASS SHARES: FICEX)
                            (CLASS A SHARES: FACEX)
                        FROST DIVIDEND VALUE EQUITY FUND
                      (INSTITUTIONAL CLASS SHARES: FIDVX)
                            (CLASS A SHARES: FADVX)
                         FROST STRATEGIC BALANCED FUND
                      (INSTITUTIONAL CLASS SHARES: FIBTX)
                            (CLASS A SHARES: FASTX)
                 FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
                      (INSTITUTIONAL CLASS SHARES: FIKDX)
                            (CLASS A SHARES: FAKDX)
                          FROST SMALL CAP EQUITY FUND
                      (INSTITUTIONAL CLASS SHARES: FIHSX)
                            (CLASS A SHARES: FAHMX)
                        FROST INTERNATIONAL EQUITY FUND
                      (INSTITUTIONAL CLASS SHARES: FITNX)
                            (CLASS A SHARES: FANTX)
                          FROST LOW DURATION BOND FUND
                      (INSTITUTIONAL CLASS SHARES: FILDX)
                            (CLASS A SHARES: FADLX)
                          FROST TOTAL RETURN BOND FUND
                      (INSTITUTIONAL CLASS SHARES: FIJEX)
                            (CLASS A SHARES: FATRX)
                           FROST MUNICIPAL BOND FUND
                      (INSTITUTIONAL CLASS SHARES: FIMUX)
                            (CLASS A SHARES: FAUMX)
                     FROST LOW DURATION MUNICIPAL BOND FUND
                      (INSTITUTIONAL CLASS SHARES: FILMX)
                            (CLASS A SHARES: FALMX)
                     FROST KEMPNER TREASURY AND INCOME FUND
                      (INSTITUTIONAL CLASS SHARES: FIKTX)
                        FROST LKCM MULTI-CAP EQUITY FUND
                      (INSTITUTIONAL CLASS SHARES: FILKX)
                      FROST LKCM SMALL-MID CAP EQUITY FUND
                      (INSTITUTIONAL CLASS SHARES: FIKSX)
                       FROST DIVERSIFIED STRATEGIES FUND
                            (CLASS A SHARES: FDSFX)
                          FROST NATURAL RESOURCES FUND
                      (INSTITUTIONAL CLASS SHARES: FNRFX)
                            (CLASS A SHARES: FNATX)

              EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND II
                               NOVEMBER 28, 2011

                              INVESTMENT ADVISER:
                         FROST INVESTMENT ADVISORS, LLC

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and the Frost Growth Equity Fund, the Frost Dividend Value Equity Fund, the Frost Strategic Balanced Fund, the Frost Kempner Multi-Cap Deep Value Equity Fund, the Frost Small Cap Equity Fund, the Frost International Equity Fund, the Frost Low Duration Bond Fund, the Frost Total Return Bond Fund, the Frost Municipal Bond Fund, the Frost Low Duration Municipal Bond Fund, the Frost Kempner Treasury and Income Fund, the Frost LKCM Multi-Cap Equity Fund, the Frost LKCM Small-Mid Cap Equity Fund, the Frost Diversified Strategies Fund and the Frost Natural Resources Fund (each, a "Fund" and collectively, the "Funds"). This SAI is incorporated by reference into and should be read in conjunction with the Prospectuses dated November 28, 2011. Capitalized terms not defined herein are defined in the Prospectuses. The Funds' financial statements and financial highlights including notes thereto, and the report of Ernst & Young LLP for the fiscal year ended July 31, 2011 are contained in the 2011 Annual Report to Shareholders and are incorporated by reference into and are deemed to be part of this SAI. A copy of the Funds' 2011 Annual Report to Shareholders accompanies the delivery of this SAI. A Prospectus of Annual Report may be obtained by writing the Trust at P.O. Box 219009, Kansas City, Missouri 64121-9009 or calling toll-free 1-877-71-FROST (1-877-713-7678).

                         TABLE OF CONTENTS


 THE TRUST ............................................................ 1
 ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND
    POLICIES .......................................................... 2
 DESCRIPTION OF PERMITTED INVESTMENTS ................................. 3
 INVESTMENT LIMITATIONS ...............................................35
 THE ADVISER AND SUB-ADVISERS .........................................37
 PORTFOLIO MANAGERS ...................................................43
 THE ADMINISTRATOR ....................................................49
 THE DISTRIBUTOR ......................................................51
 PAYMENTS TO FINANCIAL INTERMEDIARIES .................................54
 THE TRANSFER AGENT ...................................................55
 THE CUSTODIAN ........................................................55
 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ........................55
 LEGAL COUNSEL ........................................................55
 TRUSTEES AND OFFICERS OF THE TRUST ...................................55
 PURCHASING AND REDEEMING SHARES ......................................64
 DETERMINATION OF NET ASSET VALUE .....................................65
 TAXES ................................................................65
 FUND TRANSACTIONS ....................................................74
 PORTFOLIO HOLDINGS ...................................................79
 DESCRIPTION OF SHARES ................................................81
 SHAREHOLDER LIABILITY ................................................81
 LIMITATION OF TRUSTEES' LIABILITY ................................... 81
 PROXY VOTING .........................................................81
 CODES OF ETHICS ......................................................82
 5% AND 25% SHAREHOLDERS ..............................................82
 APPENDIX A -- DESCRIPTION OF RATINGS ................................A-1
 APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES ..................B-1


 November 28, 2011                                               FIA-SX-001-0500

THE TRUST


GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 24, 1992, as amended and restated as of February 18, 2004 and August 10, 2004. Prior to August 10, 2004, the Trust's name was The Arbor Fund. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to any liabilities related thereto. Each Fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds, except for the Frost Diversified Strategies Fund, in Institutional Class Shares and Class A Shares; however, Class A Shares of the Frost Kempner Treasury and Income Fund, the Frost LKCM Multi-Cap Equity Fund and the Frost LKCM Small-Mid Cap Equity Fund are currently not available for purchase. The Trust is authorized to offer shares of the Frost Diversified Strategies Fund in Class A Shares only. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectuses. The Trust reserves the right to create and issue additional classes of shares. For more information on distribution expenses, see "The Distributor" section in this SAI.

HISTORY OF CERTAIN FUNDS. Each Fund, except for the LKCM Frost Small-Mid Cap Equity Fund, the Frost Diversified Strategies Fund, and the Frost Natural Resources Fund, is a successor to a collective investment trust and/or one or more common trust funds (each, a "Predecessor Fund" and collectively, the "Predecessor Funds") of The Frost National Bank formed in San Antonio, Texas. As a result of the conversion from a collective investment trust and/or common trust funds, the Funds assumed all assets and liabilities of the Predecessor Funds. The Predecessor Funds were managed by The Frost National Bank using substantially the same investment objectives, strategies, policies and restrictions as those used by the Funds. Each of the Predecessor Funds reorganized into the Trust in April 2008. A substantial portion of the assets of each Predecessor Fund was transferred to its successor in connection with the Funds' commencement of operations.


VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

Each Fund's investment objective(s) and principal investment strategies are described in the Funds' prospectuses. Each Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The following information supplements, and should be read in conjunction with, the prospectuses. For a description of certain permitted investments discussed below, see the "Description of Permitted Investments" section in this SAI.


PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under the U.S. Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover may include futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended July 31, 2010 and 2011, the portfolio turnover rates for each Fund were as follows:

FUND                                           2010   2011
---------------------------------------------- ------ ------
Frost Growth Equity Fund                       56%    38%
---------------------------------------------- ------ ------
Frost Dividend Value Equity Fund               76%    82%
---------------------------------------------- ------ ------
Frost Strategic Balanced Fund                  38%    21%
---------------------------------------------- ------ ------
Frost Kempner Multi-Cap Deep Value Equity Fund 23%    22%
---------------------------------------------- ------ ------
Frost Small Cap Equity Fund(1)                 160%   144%
---------------------------------------------- ------ ------
Frost International Equity Fund                35%    26%
---------------------------------------------- ------ ------
Frost Low Duration Bond Fund                   62%    56%
---------------------------------------------- ------ ------
Frost Total Return Bond Fund                   60%    58%
---------------------------------------------- ------ ------
Frost Municipal Bond Fund                       5%    10%
---------------------------------------------- ------ ------
Frost Low Duration Municipal Bond Fund         21%     9%
---------------------------------------------- ------ ------
Frost Kempner Treasury And Income Fund         28%     5%(3)
---------------------------------------------- ------ ------
Frost LKCM Multi-Cap Equity Fund               14%    12%
---------------------------------------------- ------ ------
Frost LKCM Small-Mid Cap Equity Fund           72%    53%
---------------------------------------------- ------ ------
Frost Diversified Strategies Fund              N/A(2) 91%(4)
---------------------------------------------- ------ ------
Frost Natural Resources Fund                   N/A(2) N/A(2)
---------------------------------------------- ------ ------


1        Portfolio turnover is due to sub-adviser change in June 2010.

2        Not in operation during the period.

3 Portfolio turnover is due to the Fund's sale of U.S. Treasuries and purchase of 100% U.S. Treasury Inflation-Protected Securities ("TIPS") for the portfolio in the prior fiscal year.

4 Represents the period between January 7, 2011 (commencement of Fund operations) and July 31, 2011.


DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information about Investment Objectives and Policies" section and the associated risk factors. The Funds will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with each Fund's investment objective(s) and permitted by the Fund's stated investment policies.


EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS -- Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS -- Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES -- Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and each Fund's investment managers takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS -- A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.


MASTER LIMITED PARTNERSHIPS -- Master Limited Partnerships ("MLPs") are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

REAL ESTATE INVESTMENT TRUSTS -- A Real Estate Investment Trust (a "REIT") is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Underlying ETF invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Underlying ETF's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

EXCHANGE-TRADED FUNDS -- The Funds may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An "index-based ETF" seeks to provide investment results that match the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. An "enhanced ETF" seeks to provide investment results that match a positive or negative multiple of the performance of an underlying index. In seeking to provide such results, an ETF, in particular, an enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.


RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS -- While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

         o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;
         o Factors affecting an entire industry, such as increases in production costs; and
      o        Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.


Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES -- Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES -- Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO") -- Each Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.


DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the

Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

CORPORATE BONDS -- Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. Each Fund's investment managers will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

MUNICIPAL SECURITIES -- Municipal notes include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

Each Fund's investment managers may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 by Standard & Poor's Rating Service ("S&P") or Prime-2 by Moody's Investors Services ("Moody's") at the time of investment or which are of equivalent quality as determined by each Fund's investment managers.

Other types of tax-exempt instruments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund may use the longer of the period required before the Fund is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Each Fund's investment managers' opinion be equivalent to the long-term bond or commercial paper ratings stated above. Each Fund's investment managers will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Fund's investment managers may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond ratings in the Appendix or commercial paper ratings stated above.

Each Fund's investment managers have the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. Each Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. Each Fund would limit its put transactions to institutions which each Fund's investment managers believes present minimum credit risks, and each Fund's investment managers would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

GENERAL CONSIDERATIONS RELATING TO STATE SPECIFIC MUNICIPAL SECURITIES -- With respect to municipal securities issued by a state and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico, the Trust cannot predict what legislation, if any, may be proposed in the state's legislature in regards to the state's personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of the state's municipal securities for investment by a Fund and the value of a Fund's investments.

SPECIAL CONSIDERATIONS RELATING TO TEXAS MUNICIPAL SECURITIES -- The Frost Municipal Bond Fund and the Frost Low Duration Municipal Bond Fund each may invest more than 25% of their total assets in securities issued by Texas and its municipalities, and as a result are more vulnerable to unfavorable developments in Texas than funds that invest a lesser percentage of their assets in such securities. For example, important sectors of the State's economy include the oil and gas industry (including drilling, production, refining, chemicals and energy-related manufacturing) and high technology manufacturing (including computers, electronics and telecommunications equipment), along with an increasing emphasis on international trade. Each of these sectors has from time to time suffered from economic downturns. Adverse conditions in one or more of these sectors could have an adverse impact on Texas municipal securities.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") -- GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") -- FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC -- Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS -- Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES -- Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences of mortgage-backed securities are:

         o payments of interest and principal are more frequent (usually monthly); and
         o falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate.


In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES -- These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which consists of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") -- CMOs are one type of mortgage-backed security, which were first introduced in the early 1980's. CMOs generally retain many of the yield and credit quality characteristics as mortgage pass-through securities, while reducing some of the disadvantages of pass-throughs. CMOs may be backed by several types of varying mortgage collateral. The most prevalent types of collateral are: U.S. agency (e.g., GNMA, FNMA, or FHLMC) guaranteed mortgage pass-through securities, non-agency guaranteed mortgage loans, and commercial mortgage loans.

Some CMOs are also characterized as a Real Estate Mortgage Investment Conduit ("REMIC"). A REMIC is a CMO that qualifies for special tax treatment under the U.S. Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

A key difference between traditional mortgage pass-through securities and CMOs is the mechanics of the principal payment process. Unlike pass-through securities, which simply pay a pro rata distribution of any principal and interest payments from the underlying mortgage collateral, CMOs are structured into multiple classes, each bearing a different stated maturity and each potentially having different credit rating levels. Each class of CMO, often referred to as a "tranche", may be issued with a specific fixed interest rate or may pay a variable interest rate, which may change monthly. Each tranche must be fully retired by its final distribution date. Generally, all classes of CMOs pay or accrue interest monthly similar to pass-through securities.

The credit risk of all CMOs are not identical and must be assessed on a security by security basis. Generally, the credit risk of CMOs are heavily dependent upon the type of collateral backing the security. For example, a CMO collateralized by U.S. agency guaranteed pass-through securities will have a different credit risk profile compared to a CMO collateralized by commercial mortgage loans. Investing in the lowest tranche of CMO or REMIC certificates often involves risk similar to those associated with investing in non-investment grade rated corporate bonds. Additionally, CMOs may at times be less liquid than a regular mortgage pass-through security.

SHORT-TERM INVESTMENTS -- To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS -- A Fund will only invest in a security issued by a commercial bank if the bank:

         o has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank);
         o is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and
         o is a foreign branch of a U.S. bank and each Fund's investment managers believe the security is of an investment quality comparable with other debt securities that the Funds may purchase.


TIME DEPOSITS -- Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT -- Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE -- A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER -- Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A Fund may invest in commercial paper rated A-1 or A-2 by

S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A --Ratings" for a description of commercial paper ratings.

YANKEE BONDS -- Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS -- These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.


EXCHANGE-TRADED NOTES -- Certain Funds may invest in exchange-traded notes. ETNs are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Fund's investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

TERMS TO UNDERSTAND:

MATURITY -- Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

A Fund that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by a Fund, with the maturity of each security weighted by the percentage of the assets of the Fund it represents.

DURATION -- Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking Fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES -- The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, each Fund's investment managers may determine that it is of investment-grade. Each Fund's investment managers may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P and Fitch Inc. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section "Appendix A -- Description of Ratings" contains further information concerning the ratings of certain rating agencies and their significance.


Each Fund's investment managers may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. Each Fund's investment managers monitor the rating of the security and will take such action, if any, it believe appropriate when it learns that a rating agency has reduced the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.


FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. Consistent with their respective investment strategies, the Funds can invest in foreign securities in a number of ways:

         o They can invest directly in foreign securities denominated in a foreign currency;
         o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and
         o        They can invest in investment funds.


TYPES OF FOREIGN SECURITIES:

AMERICAN DEPOSITARY RECEIPTS (ADRS) -- ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer 's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS -- An "emerging market country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS -- Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS -- Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

         o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;
         o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;
         o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;
         o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and
         0 A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U. S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.


INFORMATION AND SUPERVISION -- There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK -- Each Fund's investment managers anticipate that in most cases an exchange or over-the-counter ("OTC") market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

         o are generally more volatile than, and not as developed or efficient as, those in the United States;

         o        have substantially less volume;

         o trade securities that tend to be less liquid and experience rapid and erratic price movements;

         o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

         o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

         o may have different settlement practices, which may cause delays and increase the potential for failed settlements.


Foreign markets may offer less protection to shareholders than U.S. markets because:

         o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

         o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

         o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

         o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

         o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

         o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.


FOREIGN CURRENCY RISK -- While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

         o        It may be expensive to convert foreign currencies into U.S.
                  dollars and vice versa;

         o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

         o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

         o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

         o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

         o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.


TAXES -- Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS -- Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

         o        Have relatively unstable governments;

         o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

         o Offer less protection of property rights than more developed countries; and

         o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.


Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, alter duration or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, a Fund will have offset any depreciation in the value of its Fund securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that the Fund engages in hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.


Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements and interpretation of the SEC and its staff.


TYPES OF DERIVATIVES:

FUTURES -- A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade --known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission ("CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.


OPTIONS -- An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). As with futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract.


o PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

         o        Allowing it to expire and losing its entire premium;

         o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

         o        Closing it out in the secondary market at its current price.


o SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

A Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

         o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

         o A call option on the same security or index with the same or lesser exercise price;

         o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

         o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

         o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the put option by, among other things:

         o        Entering into a short position in the underlying security;

         o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

         o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

         o        Maintaining the entire exercise price in liquid securities.


o OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o COMBINED POSITIONS

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

         o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

         o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

         o        Do not require an initial margin deposit.

         o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.


FOREIGN CURRENCY HEDGING STRATEGIES -- A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

To the extent that a Fund engages in foreign currency hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS -- A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o TOTAL RETURN SWAPS


Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument -- which may be a single asset, a pool of assets or an index of assets --during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying reference instrument).


o EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

o INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS -- Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

CORRELATION OF PRICES -- A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. Each Fund's investment managers will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

         o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

         o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

         o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.


Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

LACK OF LIQUIDITY -- Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

         o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

         o have to purchase or sell the instrument underlying the contract;

         o        not be able to hedge its investments; and

         o        not be able to realize profits or limit its losses.


Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

         o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

         o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

         o the facilities of the exchange may not be adequate to handle current trading volume;

         o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

         o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK -- If each Fund's investment managers incorrectly predict stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on each Fund's investment managers expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on each Fund's investment managers expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK -- At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, you may end up paying too much for Fund shares when you buy into the Fund. If a Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

MARGIN -- Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE -- The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

         o        actual and anticipated changes in interest rates;
         o        fiscal and monetary policies; and
         o        national and international political events.


Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

INVESTMENT COMPANY SHARES


The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchases of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds' expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.


Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Funds may invest in the ETFs in excess of the 3% limit described above, provided that the Funds otherwise comply with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

MONEY MARKET SECURITIES

Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by each Fund's investment managers to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A --Ratings" to this SAI.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by each Fund's investment managers. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. It is the current policy of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of each Fund's investment managers, liquidity or other considerations so warrant.

SECURITIES LENDING

The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to their Adviser, Sub-Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.


The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent, but will bear all of any losses from the investment of collateral.


By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Funds will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, each Fund's investment managers determine the liquidity of the Funds' investments. In determining the liquidity of the Funds' investments, each Fund's investment managers may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES

Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with each Fund's investment objectives, the Funds may invest in Section 4(2) commercial paper.
Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SHORT SALES

As consistent with each Fund's investment objectives, the Funds may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Funds with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.


INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds that cannot be changed without the consent of the holders of a majority of a Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; provided, however, that the Frost Natural Resources Fund will concentrate its investments in securities of companies in natural resources industries.


3.       Borrow money or issue senior securities (as defined under the 1940
         Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


Further,

7. The Frost Municipal Bond Fund may not change its investment strategy to invest at least 80% of its net assets in municipal securities that generate income exempt from federal income tax, but not necessarily the federal alternative minimum tax.

8. The Frost Low Duration Municipal Bond Fund may not change its investment strategy to invest at least 80% of its net assets in municipal securities that generate income exempt from federal income tax, but not necessarily the federal alternative minimum tax.


NON-FUNDAMENTAL POLICIES

In addition to each Fund's investment objective(s), the following investment limitations of each Fund are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

Each Fund may not:

1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of a Fund's total assets.

2. Purchase any securities which would cause 25% or more of the net assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.


3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies that either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.


4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.


Further,

7. The Frost Low Duration Bond Fund and the Frost Total Return Bond Fund may not change their investment strategies to invest at least 80% of their net assets in fixed income securities without 60 days' prior written notice to shareholders.


8. The Frost Growth Equity Fund, the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost LKCM Multi-Cap Equity Fund may not change their investment strategies to invest at least 80% of their net assets in equity securities without 60 days' prior written notice to shareholders.


9. The Frost Dividend Value Equity Fund may not change its investment strategy to invest at least 80% of its net assets in equity securities of companies that pay or are expected to pay dividends without 60 days' prior written notice to shareholders.

10. The Frost Small Cap Equity Fund may not change its investment strategies to invest at least 80% of its net assets in equity securities of small capitalization companies at the time of initial purchase without 60 days' prior written notice to shareholders.

11. The Frost LKCM Small-Mid Cap Equity Fund may not change its investment strategy to invest at least 80% of its net assets in equity securities of small/mid capitalization companies at the time of initial purchase without 60 days' prior written notice to shareholders.

12. The Frost Kempner Treasury and Income Fund may not change its investment strategy to invest at least 80% of its net assets in full faith and credit U.S. Treasury obligations without 60 days' prior written notice to shareholders.

13. The Frost International Equity Fund may not change its investment strategy to invest at least 80% of its net assets in equity securities of non-U.S. issuers without 60 days' prior written notice to shareholders.


14. The Frost Natural Resources Fund may not change its investment strategy, to invest at least 80% of its net assets in securities of companies in natural resources industries, without 60 days' prior written notice to shareholders.


Except with respect to Funds' policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations as soon as reasonably practicable.

THE ADVISER AND SUB-ADVISERS

INVESTMENT ADVISER


Frost Investment Advisors, LLC (the "Adviser" or "Frost"), an affiliate of The Frost National Bank, is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser, a Delaware limited liability company, was established in December of 2007 and offers investment management services for institutions and retail clients. The Adviser's principal place of business is located at 100 West Houston Street, 15th Floor, P.O. Box 2509, San Antonio, Texas 78299-2509. The Adviser is a subsidiary of The Frost National Bank, a national bank. The Frost National Bank is a subsidiary of Cullen/Frost Bankers, Inc., a Texas Corporation.


The Adviser has delegated the authority to manage the following Funds (the "Sub-Advised Funds") to various sub-advisers as follows (each a "Sub-Adviser" and collectively, the "Sub-Advisers"):

FUND                                                       SUB-ADVISER
---------------------------------------------- ------ -------------------------------
Frost International Equity Fund                Thornburg Investment Management, Inc.
---------------------------------------------- --------------------------------------
Frost Kempner Multi-Cap Deep Value Equity Fund Kempner Capital Management, Inc.
and Frost Kempner Treasury and Income Fund
---------------------------------------------- ------ ---- ------- ------------------
Frost Small Cap Equity Fund                    Cambiar Investors LLC and Artio Global
                                               Management LLC
---------------------------------------------- ------------------- ------------------
Frost LKCM Multi-Cap Equity Fund and Frost     Luther King Capital Management
LKCM Small-Mid Cap Equity Fund                 Corporation
---------------------------------------------- ----------- ------- ------------------

The Adviser monitors the Sub-Advisers to ensure their compliance with the investment policies and guidelines of the Sub-Advised Funds and monitors the Sub-Advisers' adherence to their investment style. The Adviser pays the Sub-Advisers out of the advisory fee it receives from the Sub-Advised Funds. The Trust's Board of Trustees (the "Board") supervises the Adviser and the Sub-Advisers and establishes policies that the Adviser and Sub-Advisers must follow in their management activities.


ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated May 5, 2008, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligation and duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates set forth in the table below based on the average daily net assets of each Fund. For its services under the sub-advisory agreements, each Sub-Adviser is entitled to a fee, which is calculated daily and paid monthly, by the Adviser. The Adviser has voluntarily agreed to reduce its investment advisory fees for certain Funds as set forth below (the "Voluntary Fee Reduction"). In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) from exceeding certain levels as set forth below (the "Expense Limitation"). The Adviser may discontinue all or part of these fee reductions or reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the total annual fund operating expenses (not including excluded expenses) and the expense limitation set forth below to recover all or a portion of its prior reductions or reimbursements made during the preceding three-year period during which the agreement was in place. The Adviser, however, will not be permitted to recover the amount of any difference that is attributable to the Voluntary Fee Reduction. The table below shows the rate of each Fund's investment advisory fee before the Voluntary Fee Reduction, the amount of the Adviser's Voluntary Fee Reduction with respect to each Fund and the investment advisory fee after the Voluntary Fee Reduction and the Adviser's Expense Limitation for each
Fund.

                         ADVISORY FEE      ADVISER'S                        EXPENSE       EXPENSE
                             BEFORE        VOLUNTARY   ADVISORY FEE       LIMITATIONS   LIMITATIONS
                        VOLUNTARY FEE          FEE        AFTER FEE      (INSTITUTIONAL   (CLASS A
FUND                       REDUCTION       REDUCTION     REDUCTION       CLASS SHARES)    SHARES)
---------------------- ------------------- ---------- ------------------ -------------- -----------
Frost Growth Equity
Fund                          0.80%           0.15%         0.65%             1.25%         1.50%
---------------------- ------------------- ---------- ------------------ -------------- -----------
Frost Dividend Value
Equity Fund                   0.80%           0.15%         0.65%             1.25%         1.50%
---------------------- ------------------- ---------- ------------------ -------------- -----------
Frost Kempner Multi-
Cap Deep Value Equity
Fund                          0.59%           None          0.59%             1.05%         1.30%
---------------------- ------------------- ---------- ------------------ -------------- -----------
                       1.00% for assets up            1.00% for assets
                       to $100 million                up to $100 million
Frost Small Cap Equity 0.85% for assets               0.85% for assets
Fund                   over $100 million      None    over $100 million       1.55%         1.80%
---------------------- ------------------- ---------- ------------------ -------------- -----------
                       0.95% for assets up            0.95% for assets
                       to $150 million                up to $150 million
Frost International    0.90% for assets               0.90% for assets
Equity Fund            over $150 million      None    over $150 million       1.45%         1.70%
---------------------- ------------------- ---------- ------------------ -------------- -----------
Frost Low Duration
Bond Fund                     0.50%          0.15%(2)       0.35%             0.95%         1.20%
---------------------- ------------------- ---------- ------------------ -------------- -----------
Frost Total Return
Bond Fund                     0.50%          0.15%(3)       0.35%             0.95%         1.20%
---------------------- ------------------- ---------- ------------------ -------------- -----------
Frost Municipal Bond
Fund                          0.50%           0.10%         0.40%             1.05%         1.30%
---------------------- ------------------- ---------- ------------------ -------------- -----------
Frost Low Duration
Municipal Bond Fund           0.50%           0.20%         0.30%             1.15%         1.40%
---------------------- ------------------- ---------- ------------------ -------------- -----------
Frost Kempner
Treasury and Income
Fund                          0.35%           None          0.35%             1.05%         1.30%
---------------------- ------------------- ---------- ------------------ -------------- -----------
Frost LKCM Multi-Cap
Equity Fund                   0.75%           None          0.75%             1.35%         1.60%
---------------------- ------------------- ---------- ------------------ -------------- -----------
Frost LKCM Small-
Mid Cap Equity Fund           0.90%           None          0.90%             1.55%         1.80%
---------------------- ------------------- ---------- ------------------ -------------- -----------

                        ADVISORY FEE  ADVISER'S                 EXPENSE       EXPENSE
                             BEFORE   VOLUNTARY ADVISORY FEE  LIMITATIONS   LIMITATIONS
                        VOLUNTARY FEE     FEE     AFTER FEE  (INSTITUTIONAL   (CLASS A
FUND                      REDUCTION   REDUCTION  REDUCTION   CLASS SHARES)    SHARES)
----------------------- ------------- --------- ------------ -------------- -----------
Frost Strategic
Balanced Fund                0.70%       0.05%       0.65%        1.35%         1.60%
----------------------- ------------- --------- ------------ -------------- -----------
Frost Diversified            0.80%       None        0.80%         N/A(1)       2.00%
Strategies Fund
----------------------- ------------- --------- ------------ -------------- -----------
Frost Natural Resources      0.80%       None        0.80%        1.75%         2.00%
Fund
----------------------- ------------- --------- ------------ -------------- -----------

1        This class is not offered for the indicated Fund

2 Prior to November 30, 2009, the Adviser voluntarily agreed to reduce its Investment Advisory Fee for the Frost Low Duration Bond Fund by 0.20%.

3 Prior to November 30, 2009, the Adviser voluntarily agreed to reduce its Investment Advisory Fee for the Frost Total Return Bond Fund by 0.10%.


For the fiscal years ended July 31, 2009, 2010 and 2011, the Funds paid the Adviser the following advisory fees:

                                                    FEES WAIVED BY ADVISER            TOTAL FEES PAID
                        CONTRACTUAL FEES PAID                                          (AFTER WAIVERS)
------------- ---------- ---------- ---------- -------- -------- --------- ---------- --------------- ----------
FUND             2009       2010       2011      2009     2010     2011       2009         2010          2011
------------- ---------- ---------- ---------- -------- -------- --------- ---------- --------------- ----------
Frost Growth
Equity Fund
              $1,615,936 $2,057,222 $2,336,217 $302,990 $385,730 $438,042  $1,312,946  $1,671,492     $1,898,175
------------- ---------- ---------- ---------- -------- -------- --------- ---------- --------------- ----------
Frost
Dividend
Value Equity
Fund          $1,162,168 $1,752,876 $2,216,943 $217,908 $328,665 $415,678   $944,260   $1,424,211     $1,801,265
------------- ---------- ---------- ---------- -------- -------- --------- ---------- --------------- ----------
Frost
Strategic
Balanced
Fund           $148,971   $152,179   $134,162  $10,952  $12,446  $19,490    $138,019     $139,733      $114,672
------------- ---------- ---------- ---------- -------- -------- --------- ---------- --------------- ----------
Frost
Kempner
Multi-Cap
Deep Value
Equity Fund    $813,924   $908,228   $996,356     $0       $0       $0      $813,924     $908,228      $996,356
------------- ---------- ---------- ---------- -------- -------- --------- ---------- --------------- ----------
Frost Small
Cap Equity
Fund           $803,611  $1,222,820 $2,025,808    $0       $0       $0      $803,611   $1,222,820     $2,025,808
------------- ---------- ---------- ---------- -------- -------- --------- ---------- --------------- ----------
Frost
International
Equity Fund   $1,655,920 $2,331,403 $2,761,128    $0       $0       $0     $1,655,920  $2,331,403     $2,761,128
------------- ---------- ---------- ---------- -------- -------- --------- ---------- --------------- ----------
Frost Low
Duration
Bond Fund      $663,007   $885,717  $1,196,293 $265,205 $292,744 $358,890   $397,802     $592,973      $837,403
------------- ---------- ---------- ---------- -------- -------- --------- ---------- --------------- ----------
Frost Total
Return Bond
Fund          $1,251,874 $1,755,258 $2,302,159 $250,372 $473,978 $690,651  $1,001,502  $1,281,280     $1,611,508
------------- ---------- ---------- ---------- -------- -------- --------- ---------- --------------- ----------

Frost
Municipal
Bond Fund     $661,209 $777,976 $779,077   $132,240 $155,594 $155,814   $528,969 $622,382 $623,263
------------- -------- -------- ---------- -------- -------- ---------- -------- -------- ----------
Frost Low
Duration
Municipal
Bond Fund     $265,976 $305,839 $354,934   $106,391 $122,337 $141,975   $159,585 $183,502 $212,959
------------- -------- -------- ---------- -------- -------- ---------- -------- -------- ----------
Frost
Kempner
Treasury and
Income Fund   $86,130  $92,608  $96,068       $0       $0       $0      $86,130  $92,608  $96,068
------------- -------- -------- ---------- -------- -------- ---------- -------- -------- ----------
Frost LKCM
Multi-Cap
Equity Fund   $83,217  $64,922  $50,292     $1,062  $17,004  $43,515    $82,155  $47,918   $6,777
------------- -------- -------- ---------- -------- -------- ---------- -------- -------- ----------
Frost LKCM
Small-Mid
Cap Equity
Fund          $93,164  $141,407 $299,474    $8,309     $0       $0      $84,855  $141,407 $299,474
------------- -------- -------- ---------- -------- -------- ---------- -------- -------- ----------
Frost
Diversified
Strategies
Fund            N/A(1)   N/A(1) $67,797(2)   N/A(1)   N/A(1) $22.831(2)   N/A(1)   N/A(1) $44,966(2)
------------- -------- -------- ---------- -------- -------- ---------- -------- -------- ----------
Frost Natural
Resources
Fund            N/A(1)   N/A(1)   N/A(1)     N/A(1)   N/A(1)   N/A(1)     N/A(1)   N/A(1)   N/A(1)
------------- -------- -------- ---------- -------- -------- ---------- -------- -------- ----------

1        Not in operation during the period.

2 Represents the period from January 7, 2011 (commencement of Fund operations) to July 31, 2011.


INVESTMENT SUB-ADVISERS

FROST INTERNATIONAL EQUITY FUND


Thornburg Investment Management, Inc. ("Thornburg"), a Delaware corporation established in 1982, serves as the sub-adviser to the Frost International Equity Fund. Thornburg's principal place of business is located at 2300 North Ridgetop Road, Santa Fe, NM 87506. As of September 30, 2011, Thornburg had approximately $70 billion in assets under management. Thornburg is responsible for the day-to-day management of the Frost International Equity Fund's investments.

FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND AND FROST KEMPNER TREASURY AND INCOME FUND

Kempner Capital Management, Inc. ("KCM"), a Texas corporation established in 1982, serves as the sub-adviser to the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Kempner Treasury and Income Fund. KCM's principal place of business is located at 2201 Market Street, 12th Floor FNB Building, Galveston, Texas, 77550-1503. As of September 30, 2011, KCM had approximately $383 million in assets under management. KCM is responsible for the day-to-day management of the Frost Kempner Multi-Cap Deep Value Equity Fund's and Frost Kempner Treasury and Income Fund's investments.

FROST SMALL CAP EQUITY FUND

Cambiar Investors LLC (or "Cambiar"), a Delaware limited liability company, serves as the sub-adviser for the Frost Small Cap Equity Fund. Cambiar Investors LLC's principal place of business is located at 2401 East Second Avenue, Suite 500, Denver, Colorado 80206. As of September 30, 2011, Cambiar had approximately $6 billion in assets under management. Cambiar is responsible for the day-to-day management of the Frost Small Cap Equity Fund's investments.

Artio Global Management LLC (or "Artio"), a Delaware limited liability company, serves as the sub-adviser for the Frost Small Cap Equity Fund. Artio Global Management LLC's principal place of business is located at 330 Madison Avenue, New York, NY 10017. As of September 30, 2011, Artio had approximately $34.3 billion in assets under management. Artio is responsible for the day-to-day management of the Frost Small Cap Equity Fund's investments.

FROST LKCM MULTI-CAP EQUITY FUND AND FROST LKCM SMALL-MID CAP EQUITY FUND

Luther King Capital Management Corporation ("LKCM"), a Delaware corporation established in 1979, serves as the sub-adviser to the Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund. LKCM's principal place of business is located at 301 Commerce Street, Suite 1600, Fort Worth, Texas, 76102-4140. As of September 30, 2011, LKCM had approximately $7.9 billion in assets under management. LKCM is responsible for the day-to-day management of the Frost LKCM Multi-Cap Equity Fund's and Frost LKCM Small-Mid Cap Equity Fund's investments.


SUB-ADVISORY AGREEMENTS. The Adviser and Thornburg, KCM, and LKCM have entered into investment sub-advisory agreements dated April 28, 2008, as amended, Cambiar and Artio have entered into investment sub-advisory agreements dated June 29, 2010 (each, a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements"). Under each Sub-Advisory Agreement, each Sub-Adviser serves as the investment adviser for the Fund(s) for which it is responsible for the day-to-day management, makes investment decisions for such Fund(s) and administers the investment program of such Fund(s), subject to the supervision of, and policies established by, the Adviser and the Board. After the initial two-year term, the continuance of each Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. A Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board. The Sub-Advisory Agreements provide that each Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties thereunder.

SUB-ADVISORY FEES. For the services provided pursuant to the Sub-Advisory Agreements, each Sub-Adviser receives an annual fee from the Adviser at the following annual rates, based on the average daily net assets of the respective
Funds:

--------------------------------------------------------------------------------
FUND                                        SUB-ADVISORY FEE
--------------------------------------------------------------------------------
Frost Kempner Multi-Cap Deep Value
Equity Fund                                 0.34%
--------------------------------------------------------------------------------
Frost Small Cap Equity Fund                 Cambiar: 0.62%
                                            Artio: 0.70%
--------------------------------------------------------------------------------
Frost International Equity Fund             0.60% for assets up to $150 million
                                            and 0.55% for assets over $150
                                            million
--------------------------------------------------------------------------------

Frost Kempner Treasury and Income
Fund                                       0.25%
--------------------------------------------------------------------------------
Frost LKCM Multi-Cap Equity Fund           0.50%
--------------------------------------------------------------------------------
Frost LKCM Small-Mid Cap Equity            0.65%
Fund
--------------------------------------------------------------------------------


PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and compensation.

COMPENSATION. The Adviser and the Sub-Advisers compensate each Fund's portfolio managers for their management of the Funds. Compensation for the Adviser's portfolio managers includes an annual salary, 401(k) retirement plan and, at the discretion of management, an annual bonus and company-wide profit sharing provided for employees of The Frost National Bank. Each portfolio manager of the Adviser currently named in the prospectuses also may own equity shares in the Frost National Bank, the parent company of the Adviser, either directly or through a 401(k) retirement savings plan or a profit sharing plan. Both the salary and potential bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The awarding of a bonus is subjective. Criteria that are considered in formulating a bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, including the manager's specific fund(s); multiple year historical total return of accounts managed by the manager, including the manager's specific fund(s), relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, including the manager's specific fund(s), relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the manager's compensation with respect to the manager's specific fund(s) and other accounts managed by the manager, except that certain accounts managed by the manager may have no income or capital gains tax considerations. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of the manager's specific fund(s), such benefits accrue from the overall financial performance of the manager's specific fund(s).

Thornburg compensates the Frost International Equity Fund's portfolio managers for their management of the Frost International Equity Fund. The compensation for each portfolio manager includes an annual salary, annual bonus and potential ownership interest in Thornburg. Annual bonuses are based on Thornburg's overall success and the portfolio manager's contribution to that success.

KCM compensates the portfolio managers of the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Kempner Treasury and Income Fund for their management of the Funds. The compensation for each portfolio manager includes an annual salary and an annual bonus based on each portfolio's percentage of base salaries.

Cambiar compensates the portfolio managers of the Frost Small Cap Equity Fund for their management of the Fund. The portfolio managers' compensation consists of an industry competitive base salary, discretionary cash bonus, and a profit-sharing contribution at year-end.

While Cambiar's investment professionals receive a competitive salary plus a bonus tied to firm and individual performance, contributions are also measured through performance attribution which details individual stock and sector selection as well as overall "value added" for the firm. This would include assistance with product development and client service. Company equity is also available to reward key employees.


Artio Global's Investment team members' compensation is comprised of salary and bonus, and is based primarily on performance of their respective strategy as well as individual contribution to that performance. Incentive compensation can be multiples of base pay when warranted. Deferred compensation generally vests over a three-year period and, for 2009 and 2010, was approximately evenly divided between grants of restricted stock units of Artio Global Investors, and investments in any of the Artio Global Funds. On January 24, 2011, the Compensation Committee of the Board of Directors approved long-term performance-based awards that provide additional incentives to further align the interests of employees, shareholders and clients.

The long-term incentive program (LTIP) provides for grants of restricted stock units to certain employees within three company functions (senior management, portfolio management and sales) and creates different performance vesting criteria for each of these three functions. The awards will only vest to the extent that the relevant performance criteria are achieved. Vesting of senior management's awards depends upon the extent to which the price of the Company's Class A common stock reflects a price-to-earnings multiple that is closer to the multiple at which the Company's peers trade ("multiple discount award"). Vesting of portfolio managers' awards depends upon the relative performance of the funds for which they are responsible ("investment performance award"). Vesting of sales professionals' awards depends upon the achievement of net new money. All awards will vest, if at all, three years after the grant date, which was in February 2011 (assuming employment through the vesting date).

Artio Global's benefits package and incentive programs are intended to foster long-term employee commitment. Following the completion of the IPO in September 2009, all employees, other than our two principals, received grants of restricted stock units which, for more senior staff members, vest over a five-year period.

Artio Global's paramount goal is to provide compelling investment results for its clients, which is generally measured by investment performance relative to its peers. Thus, certain portfolio managers have received LTIP awards that will vest to the extent that investment performance of the investment strategies meets defined percentile rankings based on the Lipper classifications for each of their respective mutual funds. There are two approaches to calculating relative performance -- cumulatively over a three-year period and over the individual one-year periods --which is intended to provide continuing motivation for portfolio managers who may have exceptionally good or poor performance in a certain period.


LKCM compensates the portfolio managers of the Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund for their management of the Funds. The compensation for each portfolio manager includes an annual salary and an eligibility to participate in the firm's profit sharing plan/401(k). The majority of compensation is derived from bonuses, which are discretionary and based on individual merit as well as overall success of the firm in any given year.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds which he/she manages. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act").


NAME                              DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------- ------------------------------------
FROST
--------------------------------- ------------------------------------
Michael R. Brell                              $100,001 - $500,000
--------------------------------- ------------------------------------
Jeffrey Elswick                               $100,001 - $500,000
--------------------------------- ------------------------------------
C. Murray Fichtner                            $100,001 - $500,000
--------------------------------- ------------------------------------
Theodore H. Harper                            $100,001 - $500,000
--------------------------------- ------------------------------------
John Lutz                                     $50,001 - $100,000
--------------------------------- ------------------------------------
Tom L. Stringfellow                         $500,001 - $1,000,000
--------------------------------- ------------------------------------
Brad Thompson                                 $100,001 - $500,000
--------------------------------- ------------------------------------
Stephen Coker                                 $50,001 - $100,000
--------------------------------- ------------------------------------
Justin Hopkins                                     $1 - $10,000
--------------------------------- ------------------------------------
Joseph G. Zhu-Carnevale                        $10,001 - $50,000
--------------------------------- ------------------------------------
R. David Telling                                       None
--------------------------------- ------------------------------------
TJ Qatato(2)                                           None
--------------------------------- ------------------------------------
Tim Tucker                                         $1 - $10,000
--------------------------------- ------------------------------------
Nikhill Patel                                      $1 - $10,000
================================= ====================================
THORNBURG
================================= ------------------------------------
William Fries                                          None
--------------------------------- ------------------------------------
Wendy Trevisani                                        None
--------------------------------- ------------------------------------
Lei Wang                                               None
================================= ====================================
KCM
================================= ------------------------------------
Harris L. Kempner, Jr.                          Over $1,000,000
--------------------------------- ------------------------------------
R. Patrick Rowles                               Over $1,000,000
--------------------------------- ------------------------------------
M. Shawn Gault                                $50,001 - $100,000
================================= ====================================
CAMBIAR
================================= ------------------------------------
Brian M. Barish                                        None
--------------------------------- ------------------------------------
Ania A. Aldrich                                        None
--------------------------------- ------------------------------------
Andrew P. Baumbusch                                    None
--------------------------------- ------------------------------------
Timothy A. Beranek                                     None
--------------------------------- ------------------------------------
Maria L. Mendelsberg                                   None
--------------------------------- ------------------------------------
Jennifer M. Dunne                                      None
================================= ====================================
ARTIO
================================= ------------------------------------
Samuel A. Dedio                                        None
================================= ====================================
LKCM
================================= ------------------------------------
J. Luther King, Jr.                                    None
--------------------------------- ------------------------------------
Steven R. Purvis                              $100,001 - $500,000
--------------------------------- ------------------------------------
Paul W. Greenwell                                      None
--------------------------------- ------------------------------------

1        Valuation date July 31, 2011.

2 Valuation date October 3, 2011. Mr. Qatato began serving as portfolio manager on October 3, 2011.


OTHER ACCOUNTS. In addition to the Funds, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. Numbers in parentheses (if any) indicate the accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account. The information below is provided as of July 31, 2011.

                       REGISTERED INVESTMENT OTHER POOLED INVESTMENT
                              COMPANIES                  VEHICLES           OTHER ACCOUNTS
                       --------------------- ----------------------- ----------------------
                       NUMBER     TOTAL      NUMBER
                           OF     ASSETS         OF   TOTAL ASSETS   NUMBER OF TOTAL ASSETS
         NAME          ACCOUNTS (MILLIONS)   ACCOUNTS  (MILLIONS)     ACCOUNTS  (MILLIONS)
---------------------- -------- ------------ -------- -------------- --------- ------------
FROST
====================== -------- ------------ -------- -------------- --------- ------------
Michael R. Brell            0       $0            0         $0             0         $0
---------------------- -------- ------------ -------- -------------- --------- ------------
Jeffrey Elswick             0       $0            0         $0            58        $866
---------------------- -------- ------------ -------- -------------- --------- ------------
C. Murray Fichtner          0       $0            0         $0           210        $207
---------------------- -------- ------------ -------- -------------- --------- ------------
Theodore H. Harper          0       $0            0         $0           277        $288
---------------------- -------- ------------ -------- -------------- --------- ------------
John Lutz                   0       $0            0         $0             0         $0
---------------------- -------- ------------ -------- -------------- --------- ------------
Tom L. Stringfellow         0       $0            0         $0           203        $286
---------------------- -------- ------------ -------- -------------- --------- ------------
Stephen Coker               0       $0            0         $0             0         $0
---------------------- -------- ------------ -------- -------------- --------- ------------
Brad Thompson               0       $0            0         $0             0         $0
---------------------- -------- ------------ -------- -------------- --------- ------------
Justin Hopkins              0       $0            0         $0             0         $0
---------------------- -------- ------------ -------- -------------- --------- ------------
Joseph G. Zhu-              0       $0            0         $0             0         $0
     Carnevale
---------------------- -------- ------------ -------- -------------- --------- ------------
R. David Telling            0       $0            0         $0             0         $0
---------------------- -------- ------------ -------- -------------- --------- ------------
TJ Qatato(1)                0       $0            0         $0             0         $0
---------------------- -------- ------------ -------- -------------- --------- ------------
Tim Tucker                  0       $0            0         $0             0         $0
---------------------- -------- ------------ -------- -------------- --------- ------------
Nikhill Patel               0       $0            0         $0             0         $0
====================== ======== ============ ======== ============== ========= ============
THORNBURG
====================== -------- ------------ -------- -------------- --------- ------------
William Fries              16       $35,500       9         $2,700        43       $ 8,770
---------------------- -------- ------------ -------- -------------- --------- ------------
Wendy Trevisani            16       $35,500      14         $2,740     9,458       $14,260
---------------------- -------- ------------ -------- -------------- --------- ------------
Lei Wang                   16       $35,500       9         $2,700        43       $ 8,770
====================== ======== ============ ======== ============== ========= ============
KCM
====================== -------- ------------ -------- -------------- --------- ------------
Harris L. Kempner, Jr.      0       $0            2        $74            11        $51
---------------------- -------- ------------ -------- -------------- --------- ------------
R. Patrick Rowles           0       $0            0         $0             0         $0
---------------------- -------- ------------ -------- -------------- --------- ------------
M. Shawn Gault              0       $0            0         $0             0         $0
====================== ======== ============ ======== ============== ========= ============
CAMBIAR
====================== -------- ------------ -------- -------------- --------- ------------
Brian M. Barish             3       $1,688        0         $0            44        $3,324
---------------------- -------- ------------ -------- -------------- --------- ------------
Ania A. Aldrich             0       $0            0         $0            98        $155
---------------------- -------- ------------ -------- -------------- --------- ------------
Andrew P.                   1       $700          0         $0           307        $147
Baumbusch
---------------------- -------- ------------ -------- -------------- --------- ------------
Timothy A. Beranek          1       $0.6          0         $0             0        $0
---------------------- -------- ------------ -------- -------------- --------- ------------
Maria L.                    0       $0            0         $0        10,734        $3,150
---------------------- -------- ------------ -------- -------------- --------- ------------

                    REGISTERED INVESTMENT OTHER POOLED INVESTMENT
                           COMPANIES                  VEHICLES           OTHER ACCOUNTS
                    --------------------- ----------------------- ----------------------
                    NUMBER     TOTAL      NUMBER
                        OF     ASSETS         OF   TOTAL ASSETS   NUMBER OF TOTAL ASSETS
         NAME       ACCOUNTS (MILLIONS)   ACCOUNTS  (MILLIONS)     ACCOUNTS  (MILLIONS)
------------------- -------- ------------ -------- -------------- --------- ------------
Mendelsberg
------------------- -------- ------------ -------- -------------- --------- ------------
Jennifer Dunne           1       $38          0         $0             20         $6
=================== ======== ============ ======== ============== ========= ============
ARTIO
=================== -------- ------------ -------- -------------- --------- ------------
Samuel A. Dedio          4     $118.7          0         $0             0         $0
=================== ======== ============ ======== ============== ========= ============
LKCM
=================== -------- ------------ -------- -------------- --------- ------------
J. Luther King, Jr.      7     $1,100          6        $646          375      $4,200
------------------- -------- ------------ -------- -------------- --------- ------------
Steven R. Purvis         6     $1,100          0         $0            70      $1,200
------------------- -------- ------------ -------- -------------- --------- ------------
Paul W. Greenwell        3       $83           0         $0           123        $544
------------------- -------- ------------ -------- -------------- --------- ------------

1 Information provided as of October 3, 2011. Mr. Qatato began serving as portfolio manager on October 3, 2011.


CONFLICTS OF INTERESTS. Each portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with his or her management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund's. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include each portfolio manager's knowledge about the size, timing and possible market impact of a Fund's trade, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser and each Sub-Adviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

FROST. Potential conflicts of interest may arise because Frost engages in portfolio management activities for other clients. Frost uses a model portfolio management approach in which all accounts are mirrored to a selected model creating substantially equal treatment in terms of investment strategy and investment opportunity. Frost's trading allocation policy is designed to the best of its ability to ensure that the allocation of trades among its client accounts is done in a manner that is fair and equitable to all clients. When consistent with client objectives, orders are aggregated when possible. If a block trade is filled in different lots with the same broker, where possible, Frost will arrange for these trades to be priced at the average of all of the different lots to ensure that all the account executed at one broker receive the same price.

CAMBIAR. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with his or her management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager's knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund.

ARTIO. Generally, Artio Global does not purchase or sell securities for its own account. However, Artio Global may recommend securities to clients for accounts in which Artio Global or its affiliates or related persons may have a beneficial interest (such as seed money in an Artio sponsored fund or mandate). These types of accounts will be managed in a manner similar to other client accounts over which Artio Global has discretion.

Artio Global and its affiliates have personal account trading policies and procedures in place designed to monitor and protect the interests of Artio Global's clients. Artio Global has adopted a Code of Ethics (the "Code") that governs transactions in securities recommended to clients while also providing clear rules concerning personal account trading. For example, employees are prohibited from purchasing or selling the same security as an Artio Global discretionary client for 75 business days before and after a client trade is completed.

The Code is provided to each employee when they are hired, and on an annual basis thereafter. The Legal and Compliance Department also reviews copies of all confirmations and monthly account statements for employees covered under the Code.

THORNBURG. Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio or co-portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager's management of the Fund's investments and the manager's management of other accounts. These conflicts could include: (i) allocating a favorable investment opportunity to one account but not another; (ii) directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace;
(iii) giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another; and (iv) obtaining services from brokers conducting trades for one account, which are used to benefit another account. Thornburg has considered the likelihood that any material conflicts of interest could arise between a manager's management of the Fund's investments and the manager's management of other accounts. Thornburg has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

KCM. Harris L. Kempner, Jr. is one of three members of Kempner Securities GP LLC, which is the general partner for Kempner Securities LP, one of the clients managed by KCM. He also holds a limited partner interest. The Kempner Securities LP portfolio has different investment objectives than KCM's other clients and is disposed to taking greater risks. Some of the same securities purchased for KCM's value equity clients are also purchased for Kempner Securities LP, but much care is taken to ensure no special treatment is given. Stocks are primarily purchased or sold using "good until cancelled" limit orders with rotated order entry.

LKCM. The portfolio managers will be responsible for managing the Funds, other registered investment companies, other separately managed accounts, including employee benefit plans, pension plans, endowments and high-net worth individuals and, with respect to J. Luther King, Jr., certain pooled investment vehicles. These accounts may have investment objectives, strategies and risk profiles that differ from that of the Funds. The portfolio managers will make investment decisions for each portfolio based on its investment objectives and guidelines, policies, practices and other relevant considerations. Consequently, the portfolio managers may purchase or sell securities at the same or different times for one portfolio and not another portfolio (including the Funds), which may affect the performance of such securities across portfolios. The portfolio managers may place securities transactions on behalf of other portfolios that are directly or indirectly contrary to investment decisions made on behalf of the Funds, or make investment decisions that are similar to those made for the Funds, both of which have the potential to adversely impact the Funds depending on market conditions. LKCM's goal is to meet its fiduciary obligations to treat all clients fairly and provide high quality investment services to all its clients. Thus, LKCM has developed a variety of policies and procedures that it believes are reasonably designed to mitigate these conflicts.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund valuation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated January 28, 1993, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Funds whereby the Administrator provides certain shareholder services to the Funds.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:


FEE (AS A PERCENTAGE OF AGGREGATE
       AVERAGE ANNUAL ASSETS)     FUNDS' AVERAGE DAILY NET ASSETS
--------------------------------- -------------------------------
                  0.10%                       First $2 billion
--------------------------------- -------------------------------
                  0.08%                   $2 billion - $3 billion
--------------------------------- -------------------------------
                  0.06%                       Over $3 billion
--------------------------------- -------------------------------


The initial annual minimum fee will be based upon the number of portfolios launched within the Frost fund complex as of the inception date of the Frost fund complex. The annual minimum fees assume that each portfolio includes up to two classes and are as follows:

         o The annual minimum fee for the Frost fund complex shall be $900,000 for the initial 8 funds.

         o For each additional fund established after the initial 8 funds in the Frost fund complex, the minimum annual fee for administrative services will be increased by $90,000.

         o In the event that a fund is comprised of more than two classes, the Frost fund complex will be subject to an additional annual fee at a rate of $15,000 per class.


For the fiscal years ended July 31, 2009 , 2010 and 2011, the Funds paid the Administrator the following administration fees:

              CONTRACTUAL ADMINISTRATION FEES      FEES WAIVED BY   TOTAL FEES PAID (AFTER WAIVERS)
                          PAID                     ADMINISTRATOR
              -------- -------- ------------- ---- --------------- -------- -------- --------------
FUND            2009     2010     2011        2009       2010 2011   2009     2010     2011
------------- -------- -------- ------------- ---- ---------- ---- -------- -------- --------------
Frost Growth
Equity Fund   $201,990 $257,150 $284,881       $0          $0  $0  $201,990 $257,150 $284,881
------------- -------- -------- ------------- ---- ---------- ---- -------- -------- --------------
Frost
Dividend
Value Equity
Fund          $145,270 $219,108 $270,403       $0          $0  $0  $145,270 $219,108 $270,403
------------- -------- -------- ------------- ---- ---------- ---- -------- -------- --------------
Frost
Strategic
Balanced
Fund           $21,195 $21,740  $18,774        $0          $0  $0  $21,195  $21,740  $18,774
------------- -------- -------- ------------- ---- ---------- ---- -------- -------- --------------
Frost
Kempner
Multi-Cap
Deep Value
Equity Fund   $137,951 $153,935 $164,867       $0          $0  $0  $137,951 $153,935 $164,867
------------- -------- -------- ------------- ---- ---------- ---- -------- -------- --------------
Frost Small
Cap Equity
Fund           $80,360 $126,217 $215,177       $0          $0  $0  $80,360  $126,217 $215,177
------------- -------- -------- ------------- ---- ---------- ---- -------- -------- --------------
Frost
International
Equity Fund   $175,762 $250,709 $291,318       $0          $0  $0  $175,762 $250,709 $291,318
------------- -------- -------- ------------- ---- ---------- ---- -------- -------- --------------
Frost Low
Duration
Bond Fund     $132,600 $177,142 $233,500       $0          $0  $0  $132,600 $177,142 233,500
------------- -------- -------- ------------- ---- ---------- ---- -------- -------- --------------
Frost Total
Return Bond
Fund          $250,372 $351,049 $449,185       $0          $0  $0  $250,372 $351,049 $449,185
------------- -------- -------- ------------- ---- ---------- ---- -------- -------- --------------
Frost
Municipal
Bond Fund     $132,240 $155,594 $152,316       $0          $0  $0  $132,240 $155,594 $152,316
------------- -------- -------- ------------- ---- ---------- ---- -------- -------- --------------
Frost Low
Duration
Municipal
Bond Fund      $53,195 $61,167  $69,305        $0          $0  $0  $53,195  $61,167  $69,305
------------- -------- -------- ------------- ---- ---------- ---- -------- -------- --------------
Frost
Kempner
------------- -------- -------- ------------- ---- ---------- ---- -------- -------- --------------

Treasury and
Income Fund    $24,609 $26,459 $26,801    $0     $0     $0     $24,609  $26,459 $26,801
------------- -------- ------- --------- ------ ------ ------ --------- ------- ---------
Frost LKCM
Multi-Cap
Equity Fund   $11,095  $8,656  $6,554     $0     $0     $0    $11,095   $8,656  $6,554
------------- -------- ------- --------- ------ ------ ------ --------- ------- ---------
Frost LKCM
Small-Mid
Cap Equity
Fund           $10,352 $15,712 $32,386    $0     $0     $0     $10,352  $15,712 $32,386
------------- -------- ------- --------- ------ ------ ------ --------- ------- ---------
Frost
Diversified
Strategies
Fund            N/A(1)  N/A(1) $8,173(2) N/A(1) N/A(1)  $0(2)    N/A(1)  N/A(1) $8,173(2)
------------- -------- ------- --------- ------ ------ ------ --------- ------- ---------
Frost Natural
Resources
Fund            N/A(1)  N/A(1)  N/A(1)   N/A(1) N/A(1) N/A(1)    N/A(1)  N/A(1)  N/A(1)
------------- -------- ------- --------- ------ ------ ------ --------- ------- ---------

1        Not in operation during the period.

2 Represents the period from January 7, 2011 (commencement of Fund operations) to July 31, 2011.


THE DISTRIBUTOR

GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.


The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


THE DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that Class A Shares of each Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected Fund(s). All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.


For the fiscal years ended July 31, 2009, 2010 and 2011, the Funds paid the Distributor the following distribution fees:

                                12B1 FEES PAID            12B-1 FEES RETAINED BY DISTRIBUTOR
                       -------- -------------- ---------- ----------------------------------
FUND                     2009          2010      2011       2009 2010 2011
---------------------- -------- -------------- ---------- ------ ---- ----------------------
Frost Growth Equity
Fund                   $93,453      $121,413   $142,615      $0   $0   $0
---------------------- -------- -------------- ---------- ------ ---- ----------------------
Frost Dividend Value
Equity Fund            $33,136       $76,959   $122,691      $0   $0   $0
---------------------- -------- -------------- ---------- ------ ---- ----------------------
Frost Strategic
Balanced Fund          $14,397       $22,355   $28,908       $0   $0   $0
---------------------- -------- -------------- ---------- ------ ---- ----------------------
Frost Kempner Multi-
Cap Deep Value Equity
Fund                   $62,523       $69,073   $73,935       $0   $0   $0
---------------------- -------- -------------- ---------- ------ ---- ----------------------
Frost Small Cap Equity
Fund                   $43,952       $51,531   $82,814       $0   $0   $0
---------------------- -------- -------------- ---------- ------ ---- ----------------------
Frost International
Equity Fund            $73,321      $104,795   $114,202      $0   $0   $0
---------------------- -------- -------------- ---------- ------ ---- ----------------------
Frost Low Duration     $61,065
Bond Fund                            $68,606   $74,022       $0   $0   $0
---------------------- -------- -------------- ---------- ------ ---- ----------------------
Frost Total Return
Bond Fund              $124,405     $179,795   $219,511      $0   $0   $0
---------------------- -------- -------------- ---------- ------ ---- ----------------------
Frost Municipal Bond
Fund                     $764         $1,750    $1,363       $0   $0   $0
---------------------- -------- -------------- ---------- ------ ---- ----------------------
Frost Low Duration
Municipal Bond Fund      $722         $1,513     $939        $0   $0   $0
---------------------- -------- -------------- ---------- ------ ---- ----------------------
Frost Kempner
Treasury and Income
Fund                       $0            $0        $0        $0   $0   $0
---------------------- -------- -------------- ---------- ------ ---- ----------------------
Frost LKCM Multi-Cap
Equity Fund                $0            $0        $0        $0   $0   $0
---------------------- -------- -------------- ---------- ------ ---- ----------------------
Frost LKCM Small-
Mid Cap Equity Fund        $0            $0        $0        $0   $0   $0
---------------------- -------- -------------- ---------- ------ ---- ----------------------
Frost Diversified                              $21,187(2)              $0(2)
---------------------- -------- -------------- ---------- ------ ---- ----------------------
Strategies Fund          N/A(1)      N/A(1)                N/A(1) N/A(1)
---------------------- -------- -------------- ---------- ------ ---- ----------------------
Frost Natural
Resources Fund           N/A(1)      N/A(1)     N/A(1)    N/A(1) N/A(1) N/A(1)
---------------------- -------- -------------- ---------- ------ ---- ----------------------

1        Not in operation during the period.

2 Represents the period from January 7, 2011 (commencement of Fund operations) to July 31, 2011.

DEALER REALLOWANCES. Class A Shares of the Funds are sold subject to a front-end sales charge as described in the Class A Shares prospectus. Selling dealers are normally reallowed 100% of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A Shares.


                            $50,000  $100,000 $250,000  $500,000
                      LESS  BUT LESS BUT LESS BUT LESS   BUT LESS
                      THAN    THAN     THAN     THAN       THAN   $1,000,000
FUND                $50,000 $100,000 $250,000 $500,000 $1,000,000 AND OVER(1)
------------------- ------- -------- -------- -------- ---------- -----------
Frost Growth
Equity Fund          5.75%   4.75%    3.75%    2.75%      2.00%      None
------------------- ------- -------- -------- -------- ---------- -----------
Frost Dividend
Value Equity Fund    5.75%   4.75%    3.75%    2.75%      2.00%      None
------------------- ------- -------- -------- -------- ---------- -----------
Frost Kempner
Multi-Cap Deep
Value Equity Fund    5.75%   4.75%    3.75%    2.75%      2.00%      None
------------------- ------- -------- -------- -------- ---------- -----------
Frost Small Cap      5.75%   4.75%    3.75%    2.75%      2.00%      None
Equity Fund
------------------- ------- -------- -------- -------- ---------- -----------
Frost International
Equity Fund          5.75%   4.75%    3.75%    2.75%      2.00%      None
------------------- ------- -------- -------- -------- ---------- -----------
Frost LKCM
Multi-Cap Equity
Fund                 5.75%   4.75%    3.75%    2.75%      2.00%      None
------------------- ------- -------- -------- -------- ---------- -----------
Frost LKCM
Small-Mid Cap
Equity Fund          5.75%   4.75%    3.75%    2.75%      2.00%      None
------------------- ------- -------- -------- -------- ---------- -----------
Frost Strategic
Balanced Fund        5.75%   4.75%    3.75%    2.75%      2.00%      None
------------------- ------- -------- -------- -------- ---------- -----------
Frost Diversified
Strategies Fund      5.75%   4.75%    3.75%    2.75%      2.00%      None
------------------- ------- -------- -------- -------- ---------- -----------
Frost Natural
Resources Fund       5.75%   4.75%    3.75%    2.75%      2.00%      None
------------------- ------- -------- -------- -------- ---------- -----------


1 If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 1.00% deferred sales charge if you redeem your shares within 12 months of purchase.



                                 $100,000 $250,000  $500,000
                          LESS   BUT LESS BUT LESS   BUT LESS
                          THAN     THAN     THAN       THAN   $1,000,000
FUND                    $100,000 $250,000 $500,000 $1,000,000 AND OVER(1)
----------------------- -------- -------- -------- ---------- -----------
Frost Low Duration
Bond Fund                2.75%    2.50%    2.25%      2.00%      None
----------------------- -------- -------- -------- ---------- -----------

                                      $100,000 $250,000  $500,000
                               LESS   BUT LESS BUT LESS   BUT LESS
                               THAN     THAN     THAN       THAN   $1,000,000
FUND                         $100,000 $250,000 $500,000 $1,000,000 AND OVER(1)
---------------------------- -------- -------- -------- ---------- -----------
Frost Municipal Bond Fund     3.00%    2.75%    2.50%      2.00%      None
---------------------------- -------- -------- -------- ---------- -----------
Frost Low Duration Municipal
Bond Fund                     2.75%    2.50%    2.25%      2.00%      None
---------------------------- -------- -------- -------- ---------- -----------
Frost Kempner Treasury and
Income Fund                   3.00%    2.75%    2.50%      2.00%      None
---------------------------- -------- -------- -------- ---------- -----------


1 If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 1.00% deferred sales charge if you redeem your shares within 12 months of purchase.



                                       $250,000 BUT $500,000 BUT
                             LESS THAN   LESS THAN    LESS THAN  $1,000,000
FUND                         $250,000    $500,000    $1,000,000  AND OVER(1)
---------------------------- --------- ------------ ------------ -----------
Frost Total Return Bond Fund   3.75%       2.50%        2.00%       None
---------------------------- --------- ------------ ------------ -----------


1 If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 1.00% deferred sales charge if you redeem your shares within 12 months of purchase.


PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser, Sub-Advisers and/or their affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser, Sub-Advisers and/or their affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser, Sub-Advisers and/or their affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11(th) Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Funds' transfer agent.

THE CUSTODIAN


Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, CA 94104 (the "Custodian"), acts as custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.


Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of the Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.
 Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are eight members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.


The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: presides over board meetings in the absence of the Chairman of the Board; presides over executive sessions of the independent Trustees; along with the Chairman of the Board, oversees the development of agendas for Board meetings; facilitates communication between the independent Trustees and management, and among the independent Trustees; serves as a key point person for dealings between the independent Trustees and management; and has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

               POSITION
 NAME AND    WITH TRUST    PRINCIPAL OCCUPATIONS        OTHER DIRECTORSHIPS HELD IN THE PAST 5 YEARS
   DATE OF   AND LENGTH       IN THE PAST 5 YEARS
     BIRTH     OF TERM
------------ ------------ -------------------------- ----------------------------------------------------
INTERESTED TRUSTEES
========================= -------------------------- ----------------------------------------------------
Robert       Chairman of  SEI employee 1974 to       Trustee of The Advisors' Inner Circle Fund, Bishop
Nesher       the Board of present; currently         Street Funds, SEI Daily Income Trust, SEI
(08/17/46)   Trustees(1)  performs various services  Institutional International Trust, SEI Institutional
             (since 1991) on behalf of SEI           Investments Trust, SEI Institutional Managed Trust,
                          Investments for which Mr.  SEI Liquid Asset Trust, SEI Asset Allocation Trust
                          Nesher is compensated.     and SEI Tax Exempt Trust. Director of SEI Global
                          President and Director of  Master Fund plc, SEI Global Assets Fund plc, SEI
                          SEI Opportunity Fund,      Global Investments Fund plc, SEI Investments--
                          L.P. and SEI Structured    Global Funds Services, Limited, SEI Investments
                          Credit Fund, LP. President Global, Limited, SEI Investments (Europe) Ltd., SEI
                          and Chief Executive        Investments--Unit Trust Management (UK)
                          Officer of SEI Alpha       Limited, SEI Multi-Strategy Funds PLC, SEI Global
                          Strategy Portfolios, LP,   Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.
                          June 2007 to present.
------------ ------------ -------------------------- ----------------------------------------------------
William M.   Trustee(1)   Self-Employed Consultant   Trustee of The Advisors' Inner Circle Fund, Bishop
Doran        (since 1991) since 2003. Partner at     Street Funds, SEI Daily Income Trust, SEI
(05/26/40)                Morgan, Lewis & Bockius    Institutional International Trust, SEI Institutional
                          LLP (law firm) from 1976   Investments Trust, SEI Institutional Managed Trust,
                          to 2003, counsel to the    SEI Liquid Asset Trust, SEI Asset Allocation Trust
                          Trust, SEI Investments,    and SEI Tax Exempt Trust. Director of SEI Alpha
                          SIMC, the Administrator    Strategy Portfolios, LP since June 2007. Director of
                          and the Distributor.       SEI Investments (Europe), Limited, SEI
                                                     Investments--Global Funds Services, Limited, SEI
                                                     Investments Global, Limited, SEI Investments
                                                     (Asia), Limited and SEI Asset Korea Co., Ltd.
                                                     Director of the Distributor since 2003.
------------ ------------ -------------------------- ----------------------------------------------------
INDEPENDENT TRUSTEES
========================= -------------------------- ----------------------------------------------------
Charles E.   Trustee      Self-Employed Business     Trustee of The Advisors' Inner Circle Fund and
Carlbom      (since 2005) Consultant, Business       Bishop Street Funds; Director of Oregon Transfer
(08/20/34)                Projects Inc. since 1997.  Co.
------------ ------------ -------------------------- ----------------------------------------------------
John K. Darr Trustee      Retired. CEO, Office of    Trustee of The Advisors' Inner Circle Fund and
(08/17/44)   (since 2008) Finance, Federal Home      Bishop Street Funds. Director, Federal Home Loan
                          Loan Bank, from 1992 to    Bank of Pittsburgh. Director, Manna, Inc. (non-
                          2007.                      profit developer of affordable housing for
                                                     ownership). Director, MortgageIT Holdings, Inc.
                                                     (December 2005 -- January 2007).
------------ ------------ -------------------------- ----------------------------------------------------
Mitchell A.  Trustee      Private investor and self- Trustee of The Advisors' Inner Circle Fund, Bishop
Johnson      (since 2005) employed consultant        Street Funds, SEI Asset Allocation Trust, SEI Daily
(03/01/42)                (strategic investments).   Income Trust, SEI Institutional International Trust,
                                                     SEI Institutional Managed Trust, SEI Institutional
                                                     Investments Trust, SEI Liquid Asset Trust, SEI Tax
                                                     Exempt Trust and SEI Alpha Strategy Portfolios, LP.
                                                     Director, Federal Agricultural Mortgage Corporation
                                                     (Farmer Mac) since 1997. Trustee, Citizens Funds
------------ ------------ -------------------------- ----------------------------------------------------

                POSITION
  NAME AND    WITH TRUST    PRINCIPAL OCCUPATIONS        OTHER DIRECTORSHIPS HELD IN THE PAST 5 YEARS
    DATE OF   AND LENGTH       IN THE PAST 5 YEARS
     BIRTH      OF TERM
------------- ------------ -------------------------- -----------------------------------------------------
                                                      (1998 -- 2006). Director, The FBR Rushmore Funds
                                                      (2002 -- 2005). Trustee, Diversified Investors
                                                      Portfolios (2006 -- 2008).
------------- ------------ -------------------------- -----------------------------------------------------
Betty L.      Trustee      Vice President,            Trustee of The Advisors' Inner Circle Fund and
Krikorian     (since 2005) Compliance, AARP           Bishop Street Funds.
(01/23/43)                 Financial Inc. since 2008.
                           Self-Employed Legal and
                           Financial Services
                           Consultant since 2003.
                           Counsel (in-house) for
                           State Street Bank from
                           1995 to 2003.
------------- ------------ -------------------------- -----------------------------------------------------
James M.      Trustee      Attorney, Solo             Trustee/Director of The Advisors' Inner Circle Fund,
Storey        (since 1994) Practitioner since 1994.   Bishop Street Funds, U.S. Charitable Gift Trust, SEI
(04/12/31)                                            Daily Income Trust, SEI Institutional International
                                                      Trust, SEI Institutional Investments Trust, SEI
                                                      Institutional Managed Trust, SEI Liquid Asset Trust,
                                                      SEI Asset Allocation Trust, SEI Tax Exempt Trust
                                                      and SEI Alpha Strategy Portfolios, L.P.
------------- ------------ -------------------------- -----------------------------------------------------
George J.     Trustee      Self-employed              Trustee/Director of State Street Navigator Securities
Sullivan, Jr. (since 1999) Consultant, Newfound       Lending Trust, The Advisors' Inner Circle Fund,
(11/13/42)    Lead         Consultants Inc. since     Bishop Street Funds, SEI Opportunity Fund, L.P.,
              Independent  April 1997.                SEI Structured Credit Fund, LP, SEI Daily Income
              Trustee                                 Trust, SEI Institutional International Trust, SEI
                                                      Institutional Investments Trust, SEI Institutional
                                                      Managed Trust, SEI Liquid Asset Trust, SEI Asset
                                                      Allocation Trust, SEI Tax Exempt Trust and SEI
                                                      Alpha Strategy Portfolios, LP; member of the
                                                      independent review committee for SEI's Canadian-
                                                      registered mutual funds.
------------- ------------ -------------------------- -----------------------------------------------------

1 Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.


Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 1991.


The Trust has concluded that Mr. Carlbom should serve as Trustee because of the business experience he gained as President and CEO of a large distribution cooperative and Chairman of a consulting company, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2005.


The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2008.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Mr. Storey should serve as Trustee because of the mutual fund governance experience he gained as an Investment Management attorney, both in private practice and with the SEC, his background serving as counsel to numerous mutual fund boards of trustees, his knowledge of the 1940 Act, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 1994.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department and his experience from serving as trustee of the Trust since 1999.


In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.


BOARD COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Darr, Johnson, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met ten (10) times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the

         Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan, currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

                                                 AGGREGATE DOLLAR RANGE OF SHARES (ALL
NAME                 DOLLAR RANGE OF FUND SHARES                     FUNDS)(1)
-------------------- --------------------------- -------------------------------------
INTERESTED TRUSTEES
==================== --------------------------- -------------------------------------
Nesher                               None                               None
-------------------- --------------------------- -------------------------------------
Doran                                None                               None
-------------------- --------------------------- -------------------------------------
INDEPENDENT TRUSTEES
==================== --------------------------- -------------------------------------
Carlbom                              None                               None
-------------------- --------------------------- -------------------------------------
Darr                                 None                               None
-------------------- --------------------------- -------------------------------------
Johnson                              None                               None
-------------------- --------------------------- -------------------------------------
Krikorian                            None                               None
-------------------- --------------------------- -------------------------------------
Storey                               None                               None
-------------------- --------------------------- -------------------------------------
Sullivan                             None                               None
-------------------- --------------------------- -------------------------------------


1        Valuation date is December 31, 2010.

2        The Trust is the only investment company in the Fund Complex.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


                                      PENSION OR
                                 RETIREMENT BENEFITS ESTIMATED ANNUAL  TOTAL COMPENSATION FROM
                      AGGREGATE  ACCRUED AS PART OF    BENEFITS UPON       THE TRUST AND FUND
NAME                COMPENSATION   FUND EXPENSES         RETIREMENT              COMPLEX(2)
=================== ============ =================== ================ ==========================
                                                                      $0 for service on one (1)
Robert A. Nesher(1)        $0             N/A                N/A      board
=================== ============ =================== ---------------- --------------------------
                                                                      $0 for service on one (1)
William M. Doran(1)        $0             N/A                N/A      board
=================== ============ =================== ---------------- --------------------------
                                                                      $36,955 for service on one
Charles E. Carlbom     $36,955            N/A                N/A      (1) board
=================== ============ =================== ---------------- --------------------------
                                                                      $36,955 for service on one
John K. Darr           $36,955            N/A                N/A      (1) board
=================== ============ =================== ---------------- --------------------------
                                                                      $36,955 for service on one
Mitchell A. Johnson    $36,955            N/A                N/A      (1) board
=================== ============ =================== ---------------- --------------------------
                                                                      $36,955 for service on one
Betty L. Krikorian     $36,955            N/A                N/A      (1) board
=================== ============ =================== ---------------- --------------------------
                                                                      $36,955 for service on one
James M. Storey        $36,955            N/A                N/A      (1) board
=================== ============ =================== ================ ==========================




                                             62


                                     PENSION OR
                                RETIREMENT BENEFITS ESTIMATED ANNUAL  TOTAL COMPENSATION FROM
                     AGGREGATE  ACCRUED AS PART OF    BENEFITS UPON       THE TRUST AND FUND
NAME               COMPENSATION   FUND EXPENSES         RETIREMENT              COMPLEX(2)
================== ============ =================== ================ ==========================
                                                                     $36,955 for service on one
George J. Sullivan    $36,955            N/A                N/A      (1) board
================== ============ =================== ================ ==========================


1        A Trustee who is an "interested person" as defined by the 1940 Act.

2        The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, length of term of office, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI
Investments Company or its affiliates act as investment manager, administrator or distributor.


NAME AND         POSITION WITH TRUST  PRINCIPAL OCCUPATIONS IN PAST 5        OTHER DIRECTORSHIPS HELD
DATE OF BIRTH    AND LENGTH OF        YEARS                                  IN THE PAST 5 YEARS
                 TERM
---------------- -------------------- -------------------------------------- ------------------- ----
Michael Beattie  President            Director of Client Service at SEI from None.
(03/13/65)       (since 2011)         2004 to 2011. Vice President at SEI
                                      from 2009 to November 2011.
---------------- --- ---------------- -------------------------------------- ------------------- ----
Michael Lawson   Treasurer,           Director, SEI Investments, Fund        None.
(10/08/60)       Controller and Chief Accounting since July 2005. Manager,
                 Financial Officer    SEI Investments, Fund Accounting at
                 (since 2005)         SEI Investments AVP from April 1995
                                      to February 1998 and November 1998
                                      to July 2005.
---------------- --- ---------------- -------------------------------------- ------------------- ----
Russell Emery    Chief Compliance     Chief Compliance Officer of SEI        None.
(12/18/62)       Officer              Structured Credit Fund, LP and SEI
                 (since 2006)         Alpha Strategy Portfolios, LP since
                                      June 2007. Chief Compliance Officer
                                      of SEI Opportunity Fund, L.P., SEI
                                      Institutional Managed Trust, SEI Asset
                                      Allocation Trust, SEI Institutional
                                      International Trust, SEI Institutional
                                      Investments Trust, SEI Daily Income
                                      Trust, SEI Liquid Asset Trust and SEI
                                      Tax Exempt Trust since March 2006.
                                      Director of Investment Product
                                      Management and Development, SEI
                                      Investments, since February 2003;
                                      Senior Investment Analyst -- Equity
                                      Team, SEI Investments, from March
                                      2000 to February 2003.
---------------- --- ---------------- -------------------------------------- ------------------- ----
Timothy D. Barto Vice President and   General Counsel and Secretary of       None.
(03/28/68)       Assistant Secretary  SIMC and the Administrator since
---------------- -------------------- -------------------------------------- ------------------- ----




                                             63


NAME AND           POSITION WITH TRUST PRINCIPAL OCCUPATIONS IN PAST 5         OTHER DIRECTORSHIPS HELD
DATE OF BIRTH      AND LENGTH      OF  YEARS                                   IN THE PAST 5 YEARS
                   TERM
------------------ --------------- --- --------------------------------------- ------------------- ----
                   (since 1999)        2004. Vice President of SIMC and the
                                       Administrator since 1999. Vice
                                       President and Assistant Secretary of
                                       SEI Investments since 2001. Assistant
                                       Secretary of SIMC, the Administrator
                                       and the Distributor, and Vice President
                                       of the Distributor from 1999 to 2003.
------------------ --- ----------- --- --------------------------------------- ------------------- ----
James Ndiaye       Vice President      Vice President and Assistant Secretary  None.
(09/11/68)         and Assistant       of SIMC since 2005. Vice President at
                   Secretary           Deutsche Asset Management from
                   (since 2004)        2003 to 2004. Associate at Morgan,
                                       Lewis & Bockius LLP from 2000 to
                                       2003.
------------------ --- ----------- --- --------------------------------------- ------------------- ----
Dianne M. Sulzbach Vice President      Counsel at SEI Investments since        None.
(07/18/77)         and Secretary       2010. Associate at Morgan, Lewis &
                   (since 2011)        Bockius LLP from 2006 to 2010.
                                       Associate at Morrison & Foerster LLP
                                       from 2003 to 2006. Associate at
                                       Stradley Ronon Stevens & Young LLP
                                       from 2002 to 2003.
------------------ --- ----------- --- --------------------------------------- ------------------- ----
Keri Rohn          Privacy Officer     Compliance Officer at SEI Investments   None.
(8/24/80)          (since 2009)        since 2003.
                   AML Officer
                   (since 2011)
------------------ --------------- --- --------------------------------------- ------------------- ----


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Sub-Advisers, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board.
 The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


RIC MODERNIZATION ACT

Congress passed the Regulated Investment Company Modernization Act on December 22, 2010 (the "RIC Mod Act") which makes certain beneficial changes for regulated investment companies under Subchapter M of the Code ("RICs") and their shareholders, some of which are referenced below. In general, the RIC Mod Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests described below. Additionally, the RIC Mod Act allows capital losses to be carried forward indefinitely and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of income and gains.

QUALIFICATIONS AS A RIC

Each Fund intends to qualify and elects to be treated as a RIC. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of each Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.


In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships ("90% Test"); (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that each Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships ("Asset Test").

If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to qualify as a RIC for any year, and the relief provisions are not available, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income (for tax years ending prior to December 31, 2012). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

The RIC Mod Act changed the treatment of capital loss carryovers for RICs. The new rules are similar to those that apply to capital loss carryovers of individuals and provide that such losses are carried over by the Fund indefinitely. Thus, if the Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Different rules apply to pre-enactment net capital losses which can only be carried forward to offset capital gains realized during the eight years following the year of the loss and are treated as a short-term capital loss in the year to which it is carried. Certain transition rules require post-enactment capital losses to be utilized first, which, depending on the circumstances for the Fund, may result in the expiration of unused pre-enactment losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires each Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, each Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may, in certain circumstances, be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.


SHAREHOLDER TREATMENT

The Funds' dividends that are paid to their corporate shareholders and are attributable to qualifying dividends they received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Funds, constitutes the Funds' net investment income from which dividends may be paid to you. Any distributions by the Funds (except the Frost Municipal Bond Fund and the Frost Low Duration Municipal Bond Fund, see below) from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.


Distributions by the Funds currently are eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds designate the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from a Fund's assets before it calculates the net asset value) with respect to such dividend (and a Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions that a Fund receives from another investment company or ETF taxable as a regulated investment company will be treated as qualified dividend income only to the extent so designated by such investment company or ETF. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2012. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains regardless of how long a Fund's shares have been held by the shareholder.


It is expected that the Frost Low Duration Bond Fund, Frost Total Return Bond Fund, and Frost Kempner Treasury and Income Fund will receive income generally in the form of interest derived from such Fund's investments, and distributions of such earnings will be taxable to shareholders as ordinary income. However, these Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions of long-term capital gains are taxable as capital gains, while distributions of short-term capital gains and net investment income are generally taxable to shareholders as ordinary income.

Because the Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Kempner Treasury and Income Fund, Frost Municipal Bond Fund, and the Frost Low Duration Municipal Bond Fund will receive income generally in the form of interest derived from their investments, none of their dividends are expected to qualify under the Code for the dividends received deductions for corporations or for the lower tax rates on qualified dividend income.

The Funds will report annually to their shareholders the amount of the Funds' distributions that qualify for the reduced tax rates on qualified dividend income, if any.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Funds and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund). "Net investment income" does not include distributions of exempt-interest.

Legislation passed by Congress in 2008 requires the Funds (or their administrative agent) to report to the Internal Revenue Services ("IRS") and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Funds will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares the Funds will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Funds will use the average basis method as their default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.


SPECIAL TAX CONSIDERATIONS FOR SHAREHOLDERS OF THE FROST MUNICIPAL BOND FUND AND THE FROST LOW DURATION MUNICIPAL BOND FUND. The Frost Municipal Bond Fund and the Frost

Low Duration Municipal Bond Fund intend to satisfy conditions (including requirements as to the proportion of its assets invested in municipal obligations) that will enable them to designate distributions from the interest income generated by investments in municipal obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax. Insurance proceeds received by the Frost Municipal Bond Fund and the Frost Low Duration Municipal Bond Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal obligations will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on nonappropriation lease obligations will be excludable from gross income for federal income tax purposes.

Because the Frost Municipal Bond Fund and the Frost Low Duration Municipal Bond Fund may invest in private activity bonds (within the meaning of Section 141 of the Code), the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," these Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisors before investing in a Fund.

Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal obligations that meet the definition of private activity bonds under the Code is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Frost Municipal Bond Fund or the Frost Low Duration Municipal Bond Fund receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. These Funds will annually supply shareholders with a report indicating the percentage of the Fund's income attributable to municipal obligations required to be included in calculating the federal alternative minimum tax.

In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all distributions by the Frost Municipal Bond Fund or the Frost Low Duration Municipal Bond Fund that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

Tax-exempt income, including exempt-interest dividends paid by the Frost Municipal Bond Fund and the Frost Low Duration Municipal Bond Fund, are taken into account in determining whether a portion of such Fund shareholder's social security or railroad retirement benefits will be subject to federal income tax.

The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund that distributes exempt-interest dividends may be disallowed as a deduction in whole or in part (depending upon the amount of exempt-interest dividends distributed in comparison to other taxable distributions). Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Depending on a shareholder's state of residence, exempt interest dividends from interest earned on municipal obligations of a state, or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal obligations of a state other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder.

FOREIGN TAXES. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit or a deduction with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. Based upon its investment objectives, the Frost International Equity Fund may be eligible to make the election.


Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund of funds" under the Code. If a Fund is a "qualified fund of funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a "qualified fund of funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.


STATE TAXES. Depending upon state and local law, distributions by the Funds to their shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Funds.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Funds. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.


The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.


TAX TREATMENT OF COMPLEX SECURITIES. The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds' to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Funds. Similarly, foreign exchange losses realized by the Funds on the sale of debt securities are generally treated as ordinary losses by the Funds. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Funds' ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Funds' ordinary income distributions to you, and may cause some or all of the Funds' previously distributed income to be classified as a return of capital.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.


COMMODITY-LINKED DERIVATIVES. The status of the swap agreements and other commodity-linked derivative instruments under the RIC qualification tests has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Funds invest will not be considered qualifying income. Each Fund will therefore restrict its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income. The Funds may also gain exposure to commodities through investments in controlled foreign corporations and certain qualified publicly traded partnerships.

MLPS. Certain Funds intend to invest in certain MLPs which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the 90% Test, but a Fund's investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Funds will monitor its investment in such qualified publicly traded partnerships in order to ensure compliance with the Asset Test.

INVESTMENT IN CERTAIN ETFS AND ETNS. The Funds may make investments into one or more exchange traded products, such as ETNs or ETFs, swaps or other investments that may raise questions regarding the qualification of the income from such investments as qualifying income under the 90% Test. The Funds intend to monitor its investments and the character of its income to ensure it will satisfy the 90% Test, but it is possible that a Fund may fail to qualify as a RIC in a given tax year in which it fails the 90% Test. Please see the discussion regarding the consequences of failing to satisfy one of these RIC qualification tests set forth above.

REITS. The Funds may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund's investments in REIT equity securities may at other times result in a Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends received deduction.

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Funds generally serve to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of an investment in a Fund where, for example, (i) the Funds invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs") or (ii) shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more or a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Funds are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


SPECIAL TAX CONSIDERATIONS. In general, with respect to the Funds, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF", the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

BACKUP WITHHOLDING. In certain cases, the Funds will be required to withhold, at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Funds that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.


Non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and additional reporting and disclosure obligations and are encouraged to consult their tax advisors prior to investing in the Funds.


FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Funds.


For the fiscal years ended July 31, 2009, 2010 and 2011, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

                             AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                             -----------------------------------------------------
FUND                                2009      2010      2011
---------------------------- ------------- ---------- ----------------------------
Frost Growth Equity Fund          $548,047  $410,509  $273,523
---------------------------- ------------- ---------- ----------------------------
Frost Dividend Value                        $567,475
Equity Fund                       $465,832            $667,915
---------------------------- ------------- ---------- ----------------------------
Frost Strategic Balanced
Fund                              $12,821   $14,776   $12,954
---------------------------- ------------- ---------- ----------------------------
Frost Kempner Multi-Cap
Deep Value Equity Fund            $60,203   $128,444  $118,379
---------------------------- ------------- ---------- ----------------------------
Frost Small Cap Equity
Fund                              $531,741 $1,370,477 $708,622
---------------------------- ------------- ---------- ----------------------------
Frost International Equity
Fund                              $176,676  $220,558  $185,008
---------------------------- ------------- ---------- ----------------------------
Frost Low Duration Bond
Fund                                  $0        $0        $0
---------------------------- ------------- ---------- ----------------------------
Frost Total Return Bond
Fund                                  $0        $0        $0
---------------------------- ------------- ---------- ----------------------------
Frost Municipal Bond Fund             $0        $0        $0
---------------------------- ------------- ---------- ----------------------------
Frost Low Duration
Municipal Bond Fund                   $0        $0        $0
---------------------------- ------------- ---------- ----------------------------
Frost Kempner Treasury
and Income Fund                       $0        $0        $0
---------------------------- ------------- ---------- ----------------------------
Frost LKCM Multi-Cap
Equity Fund                       $19,041    $7,510    $5,192
---------------------------- ------------- ---------- ----------------------------
Frost LKCM Small- Mid Cap
Equity Fund                       $41,018    $44,275   $84,248
---------------------------- ------------- ---------- ----------------------------
Frost Diversified Strategies
Fund                                N/A(1)    N/A(1)  $58,770(2)
---------------------------- ------------- ---------- ----------------------------
Frost Natural Resources
Fund                                N/A(1)    N/A(1)    N/A(1)
---------------------------- ------------- ---------- ----------------------------

1        Not in operation during the period.

2 Represents the period from January 7, 2011 (commencement of Fund operations) to July 31, 2011.


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended July 31, 2011, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:


                                                          TOTAL DOLLAR AMOUNT OF
                                   TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
FUND                               BROKERAGE COMMISSIONS  BROKERAGE COMMISSIONS
                                    FOR RESEARCH SERVICES  FOR RESEARCH SERVICES
---------------------------------- ---------------------- ----------------------
Frost Growth Equity Fund                     $273,490            $226,491,137
---------------------------------- ---------------------- ----------------------
Frost Dividend Value Equity Fund             $667,916            $450,527,705
---------------------------------- ---------------------- ----------------------
Frost Kempner Multi-Cap Deep Value               $0                     $0
Equity Fund
---------------------------------- ---------------------- ----------------------
Frost Small Cap Equity Fund                   $15,027              $7,964,610
---------------------------------- ---------------------- ----------------------
Frost International Equity Fund              $183,887            $158,876,673
---------------------------------- ---------------------- ----------------------
Frost Low Duration Bond Fund                     $0                     $0
---------------------------------- ---------------------- ----------------------
Frost Total Return Bond Fund                     $0                     $0
---------------------------------- ---------------------- ----------------------
Frost Municipal Bond Fund                        $0                     $0
---------------------------------- ---------------------- ----------------------
Frost Low Duration Municipal Bond                $0                     $0
Fund
---------------------------------- ---------------------- ----------------------
Frost Kempner Treasury and Income                $0                     $0
Fund
---------------------------------- ---------------------- ----------------------
Frost LKCM Multi-Cap Equity Fund               $4,912              $4,356,204
---------------------------------- ---------------------- ----------------------
Frost LKCM Small- Mid Cap Equity
Fund                                          $15,870             $19,088,271
---------------------------------- ---------------------- ----------------------
Frost Strategic Balanced Fund                 $12,954             $21,091,129
---------------------------------- ---------------------- ----------------------
Frost Diversified Strategies Fund            $54,885(1)           $42,775,052(1)
---------------------------------- ---------------------- ----------------------
Frost Natural Resources Fund                    N/A(2)                 N/A(2)
---------------------------------- ---------------------- ----------------------

1 Represents the period from January 7, 2011 (commencement of Fund operations) to July 31, 2011.

2        Not in operation during the period.


BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 (the "1934 Act") and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The

Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal years ended July 31, 2009, 2010 and 2011, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor.

                  AGGREGATE DOLLAR AMOUNT OF       PERCENTAGE OF TOTAL        PERCENTAGE OF TOTAL
                BROKERAGE COMMISSIONS PAID TO  BROKERAGE COMMISSIONS      BROKERAGE TRANSACTIONS
                         AFFILIATED BROKERS   PAID TO AFFILIATED BROKERS       EFFECTED THROUGH
FUND                                                                           AFFILIATED BROKERS
--------------- -------- -------- ----------- ----- ----- -------------- ------------------------
                  2009     2010     2011      2009  2010  2011           2009  2010 2011
--------------- -------- -------- ----------- ----- ----- -------------- ----- ---- -------------
Frost Growth
Equity Fund     $394,738 $317,201 $167,722    72.0% 77.3% 61.3%          80.0% 83%  61.3%
--------------- -------- -------- ----------- ----- ----- -------------- ----- ---- -------------
Frost Dividend
Value Equity
Fund            $314,539 $349,310 $356,807    67.5%  62%  53.4%          76.1% 58%  53.4%
--------------- -------- -------- ----------- ----- ----- -------------- ----- ---- -------------
Frost Kempner
Multi-Cap Deep
Value Equity
Fund                $0       $0       $0       0%    0%    0%             0%    0%   0%
--------------- -------- -------- ----------- ----- ----- -------------- ----- ---- -------------
Frost Small Cap
Equity Fund         $0   $604,109     $0       0%   100%   0%             0%   100%  0%
--------------- -------- -------- ----------- ----- ----- -------------- ----- ---- -------------
Frost
International
Equity Fund         $0       $0       $0       0%    0%    0%             0%    0%   0%
--------------- -------- -------- ----------- ----- ----- -------------- ----- ---- -------------
Frost Low
Duration Bond
Fund                $0       $0       $0       0%    0%    0%             0%    0%   0%
--------------- -------- -------- ----------- ----- ----- -------------- ----- ---- -------------
Frost Total
Return Bond
Fund                $0       $0       $0       0%    0%    0%             0%    0%   0%
--------------- -------- -------- ----------- ----- ----- -------------- ----- ---- -------------
Frost Municipal
Bond Fund           $0       $0       $0       0%    0%    0%             0%    0%   0%
--------------- -------- -------- ----------- ----- ----- -------------- ----- ---- -------------
Frost Low
Duration
Municipal Bond
Fund                $0       $0       $0       0%    0%    0%             0%    0%   0%
--------------- -------- -------- ----------- ----- ----- -------------- ----- ---- -------------
Frost Kempner
Treasury and
Income Fund         $0       $0       $0       0%    0%    0%             0%    0%   0%
--------------- -------- -------- ----------- ----- ----- -------------- ----- ---- -------------
Frost LKCM
Multi-Cap
Equity Fund         $0       $0       $0       0%    0%    0%             0%    0%   0%
--------------- -------- -------- ----------- ----- ----- -------------- ----- ---- -------------
Frost LKCM
Small-Mid Cap
Equity Fund         $0       $0       $0       0%    0%    0%             0%    0%   0%
--------------- -------- -------- ----------- ----- ----- -------------- ----- ---- -------------
Frost Strategic
--------------- -------- -------- ----------- ----- ----- -------------- ----- ---- -------------

Balanced Fund   $12,821 $15,209 $8,710  100%   100%   67.2%   100%   100%   67.2%
--------------- ------- ------- ------- ------ ------ ------- ------ ------ -------
Frost
Diversified
Strategies Fund  N/A(1)  N/A(1)  $70(2) N/A(1) N/A(1) $0.1(2) N/A(1) N/A(1) $0.1(2)
--------------- ------- ------- ------- ------ ------ ------- ------ ------ -------
Frost Natural
Resources Fund   N/A(1)  N/A(1)  N/A(1) N/A(1) N/A(1) N/A(1)  N/A(1) N/A(1) N/A(1)
--------------- ------- ------- ------- ------ ------ ------- ------ ------ -------

1        Not in operation during the period.

2 Represents the period from January 7, 2011 (commencement of Fund operations) to July 31, 2011.


SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of July 31, 2011, the following Funds held securities of the Trust's "regular brokers or dealers" as follows:


 FUND                            NAME OF    TYPE OF SECURITY DOLLAR AMOUNT AT
                             BROKER/DEALER         HELD              FYE
--------------------------- --------------- ---------------- ----------------
 Frost International Equity
 Fund                        Deutsche Bank        Equity         $4,539,000
--------------------------- --------------- ---------------- ----------------
 Frost Low Duration Bond
 Fund                       Bank of America         Debt         $5,332,000
--------------------------- --------------- ---------------- ----------------
                            Morgan Stanley          Debt         $37,254,000
                            --------------- ---------------- ----------------
 Frost Total Return Bond    Bank of America         Debt         $16,038,000
                            --------------- ---------------- ----------------
 Fund                         Credit Suisse         Debt         $2,759,000
--------------------------- --------------- ---------------- ----------------


PORTFOLIO HOLDINGS


The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, Sub-Advisers, principal underwriter, or any affiliated person of the Funds, the Adviser, the Sub-Advisers or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund will disclose a complete or summary schedule of investments (which includes each of the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and each Fund's complete schedule of investments following the 2nd and 4th fiscal quarters is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

The Fund generally posts a detailed list of its securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, the Fund generally posts its ten largest portfolio holdings, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at HTTP://AICFUNDHOLDINGS.COM/FROST and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed in the best interest of the Fund. Additionally, each Fund publishes a quarterly fact sheet that includes, among other things, a list of its ten largest portfolio holdings, on a quarterly basis, generally within two (2) weeks after the end of each quarter. The fact sheets will be available without charge, upon request, by calling 1-877-71-FROST.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating a Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements. The Adviser currently has no arrangements to provide non-public portfolio holdings information to any entity.

The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, Sub-Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each Fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of a Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Funds' property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Trust's Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that each Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX. Beginning August 31, 2009, the Funds' proxy voting record for the most recent 12-month period ended June 30th will be available upon request by calling 1-877-71-FROST or by writing to the Funds at Frost Funds P.O. Box 219009 Kansas City, MO 64121-9009. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, Sub-Advisers, Distributor and Administrator have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS


As of November 1, 2011, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

                                                                 NUMBER OF
FUND NAME                                    NAME AND ADDRESS     SHARES     % OF CLASS
---------------------------- -------------------------------- --------------- ----------
Frost Growth Equity Fund     SEI PRIVATE TRUST COMPANY
(Institutional Class Shares) C/O FROST ID 390                 24,215,566.0970   95.79%
                             ONE FREEDOM VALLEY DR
                             OAKS, PA 19456-9989
---------------------------- -------------------------------- --------------- ----------
Frost Growth Equity Fund     SEI PRIVATE TRUST COMPANY
(Class A Shares)             C/O FROST ID 390
                             ONE FREEDOM VALLEY DR            3,022,346.0710    43.42%
                             OAKS, PA 19456-9989
                             -------------------------------- --------------- ----------
                             SEI PRIVATE TRUST COMPANY
                             C/O FROST ID 390
                             ONE FREEDOM VALLEY DR            1,669,121.4890    23.98%
                             OAKS, PA 19456-9989
                             -------------------------------- --------------- ----------
                             HARTFORD SECURITIES DIST CO INC
                             AS AGENT FOR RELIANCE TRUST CO
                             FBO AGENTS PLAN CUSTOMERS
                             ATTN UIT OPERATIONS              1,943,504.5870    27.92%
                             PO BOX 2999
                             HARTFORD, CT 06104-2999
---------------------------- -------------------------------- --------------- ----------
Frost Dividend Value Equity  SEI PRIVATE TRUST COMPANY
Fund                         C/O FROST ID 390                 24,264,820.0100   92.83%
(Institutional Class Shares) ONE FREEDOM VALLEY DR
                             OAKS, PA 19456-9989
---------------------------- -------------------------------- --------------- ----------
Frost Dividend Value Equity  SEI PRIVATE TRUST COMPANY
Fund                         C/O FROST ID 390                 2,833,038.6960    39.46%
---------------------------- --------------------------------

                                                                 NUMBER OF
FUND NAME                                    NAME AND ADDRESS     SHARES     % OF CLASS
---------------------------- -------------------------------- --------------- ----------
(Class A Shares)             ONE FREEDOM VALLEY DR
                             OAKS, PA 19456-9989
                             -------------------------------- --------------- ----------
                             SEI PRIVATE TRUST COMPANY
                             C/O FROST ID 390                 1,376,128.5510    19.17%
                             ONE FREEDOM VALLEY DR
                             OAKS, PA 19456-9989
                             -------------------------------- --------------- ----------
                             HARTFORD SECURITIES DIST CO INC
                             AS AGENT FOR RELIANCE TRUST CO
                             FBO AGENTS PLAN CUSTOMERS
                             ATTN UIT OPERATIONS               888,035.5560     12.37%
                             PO BOX 2999
                             HARTFORD, CT 06104-2999
---------------------------- -------------------------------- --------------- ----------
Frost Strategic Balanced Fund SEI PRIVATE TRUST COMPANY
(Institutional Class Shares) C/O FROST ID 390
                             ONE FREEDOM VALLEY DR             413,079.8790     98.87%
                             OAKS, PA 19456-9989
---------------------------- -------------------------------- --------------- ----------
Frost Strategic Balanced Fund SEI PRIVATE TRUST COMPANY
(Class A Shares)             C/O FROST ID 390
                             ONE FREEDOM VALLEY DR              49,255.2010      6.20%
                             OAKS, PA 19456-9989
                             -------------------------------- --------------- ----------
                             HARTFORD SECURITIES DIST CO INC
                             AS AGENT FOR RELIANCE TRUST CO
                             FBO AGENTS PLAN CUSTOMERS
                             ATTN UIT OPERATIONS               457,681.4920     57.61%
                             PO BOX 2999
                             HARTFORD, CT 06104-2999
                             -------------------------------- --------------- ----------
                             NFS LLC FEBO
                             BAKER DRYWALL INVESTMENTS LLC
                             401 HIGHWAY 80 EAST               102,040.8170     12.84%
                             MESQUITE, TX 75150-5826
---------------------------- -------------------------------- --------------- ----------
Frost LKCM Multi Cap Equity  SEI PRIVATE TRUST COMPANY
Fund                         C/O FROST ID 390
(Institutional Class Shares) ONE FREEDOM VALLEY DR             553,809.0820     99.40%
                             OAKS, PA 19456-9989
---------------------------- -------------------------------- --------------- ----------
Frost Small Cap Equity Fund  SEI PRIVATE TRUST COMPANY
(Institutional Class Shares) C/O FROST ID 390                 17,863,017.2210   95.33%
                             ONE FREEDOM VALLEY DR
                             OAKS, PA 19456-9989
---------------------------- -------------------------------- --------------- ----------
Frost Small Cap Equity Fund  SEI PRIVATE TRUST COMPANY
(Class A Shares)             C/O FROST ID 390
                             ONE FREEDOM VALLEY DR            1,364,191.8500    36.98%
                             OAKS, PA 19456-9989
                             -------------------------------- --------------- ----------
                             SEI PRIVATE TRUST COMPANY
                             C/O FROST ID 390
                             ONE FREEDOM VALLEY DR             699,253.6460     18.96%
                             OAKS, PA 19456-9989
                             -------------------------------- --------------- ----------
                             HARTFORD SECURITIES DIST CO INC  1,267,433.0480    34.36%
---------------------------- -------------------------------- --------------- ----------

                                                                 NUMBER OF
FUND NAME                                    NAME AND ADDRESS     SHARES     % OF CLASS
---------------------------- -------------------------------- --------------- ----------
                             AS AGENT FOR RELIANCE TRUST CO
                             FBO AGENTS PLAN CUSTOMERS
                             ATTN UIT OPERATIONS
                             PO BOX 2999
                             HARTFORD, CT 06104-2999
---------------------------- -------------------------------- --------------- ----------
Frost Kempner Multi Cap Deep SEI PRIVATE TRUST COMPANY
Value Equity Fund            C/O FROST ID 390                 16,433,231.9650   98.51%
(Institutional Class Shares) ONE FREEDOM VALLEY DR
                             OAKS, PA 19456-9989
---------------------------- -------------------------------- --------------- ----------
Frost Kempner Multi Cap Deep SEI PRIVATE TRUST COMPANY
Value Equity Fund            C/O FROST ID 390                 1,541,540.2640    47.47%
(Class A Shares)             ONE FREEDOM VALLEY DR
                             OAKS, PA 19456-9989
                             -------------------------------- --------------- ----------
                             SEI PRIVATE TRUST COMPANY
                             C/O FROST ID 390
                             ONE FREEDOM VALLEY DR             611,738.5290     18.84%
                             OAKS, PA 19456-9989
                             -------------------------------- --------------- ----------
                             HARTFORD SECURITIES DIST CO INC
                             AS AGENT FOR RELIANCE TRUST CO
                             FBO AGENTS PLAN CUSTOMERS         671,094.1600     20.67%
                             ATTN UIT OPERATIONS
                             PO BOX 2999
                             HARTFORD, CT 06104-2999
                             -------------------------------- --------------- ----------
                             NFS LLC FEBO
                             MARSHALL & ILSLEY TRUST CO NA
                             FBO BANK 98 DLY RCRDKPG
                             ATTN: MUT FUNDS 11270 W PARK PL   333,384.2440     10.27%
                             STE 400
                             MILWAUKEE, WI 53224-3638
---------------------------- -------------------------------- --------------- ----------
Frost Low Duration Bond Fund SEI PRIVATE TRUST COMPANY
(Institutional Class Shares) C/O FROST ID 390
                             ONE FREEDOM VALLEY DR            19,037,487.7820   92.67%
                             OAKS, PA 19456-9989
---------------------------- -------------------------------- --------------- ----------
Frost Low Duration Bond Fund SEI PRIVATE TRUST COMPANY
(Class A Shares)             C/O FROST ID 390
                             ONE FREEDOM VALLEY DR             563,397.3850     21.94%
                             OAKS, PA 19456-9989
                             -------------------------------- --------------- ----------
                             HARTFORD SECURITIES DIST CO INC
                             AS AGENT FOR RELIANCE TRUST CO
                             FBO AGENTS PLAN CUSTOMERS
                             ATTN UIT OPERATIONS              1,194,575.7090    46.53%
                             PO BOX 2999
                             HARTFORD, CT 06104-2999
                             -------------------------------- --------------- ----------
                             SEI PRIVATE TRUST COMPANY
                             C/O FROST ID 390                  231,642.3660      9.02%
                             ONE FREEDOM VALLEY DR
                             OAKS, PA 19456-9989
---------------------------- -------------------------------- --------------- ----------
Frost Total Return Bond Fund SEI PRIVATE TRUST COMPANY        44,700,918.5610   88.74%
---------------------------- -------------------------------- --------------- ----------

                                                                 NUMBER OF
FUND NAME                                    NAME AND ADDRESS     SHARES     % OF CLASS
---------------------------- -------------------------------- -------------- ----------
(Institutional)              C/O FROST ID 390
                             ONE FREEDOM VALLEY DR
                             OAKS, PA 19456-9989
                             -------------------------------- -------------- ----------
                             SEI PRIVATE TRUST COMPANY
                             C/O FROST ID 390
                             ONE FREEDOM VALLEY DR            2,593,735.2980    5.15%
                             OAKS, PA 19456-9989
---------------------------- -------------------------------- -------------- ----------
Frost Total Return Bond Fund SEI PRIVATE TRUST COMPANY
(Class A Shares)             C/O FROST ID 390
                             ONE FREEDOM VALLEY DR
                             OAKS, PA 19456-9989              3,846,545.5250   38.39%
                             -------------------------------- -------------- ----------
                             SEI PRIVATE TRUST COMPANY
                             C/O FROST ID 390
                             ONE FREEDOM VALLEY DR            3,520,061.8770   35.13%
                             OAKS, PA 19456-9989
                             -------------------------------- -------------- ----------
                             HARTFORD SECURITIES DIST CO INC
                             AS AGENT FOR RELIANCE TRUST CO
                             FBO AGENTS PLAN CUSTOMERS        1,834,792.8610   18.31%
                             ATTN UIT OPERATIONS
                             PO BOX 2999
                             HARTFORD, CT 06104-2999
---------------------------- -------------------------------- -------------- ----------
Frost Low Duration Municipal SEI PRIVATE TRUST COMPANY
Bond Fund                    C/O FROST ID 390                 7,791,039.3530   98.34%
(Institutional Class Shares) ONE FREEDOM VALLEY DR
                             OAKS, PA 19456-9989
---------------------------- -------------------------------- -------------- ----------
Frost Low Duration Municipal NFS LLC FEBO
Bond Fund                    CATHERINE LYNN MITCHELL
(Class A Shares)             FNB COLLATERAL                     1,712.7520     17.18%
                             1702 S LAMAR UNIT 7
                             AUSTIN, TX 78704-3309
                             -------------------------------- -------------- ----------
                             NFS FEBO
                             JANIE REDDOCH TTEE
                             JANIE I REDDOCH IRRVOC TR
                             U/A 7/30/08                        4,151.1010     41.63%
                             730 BENTWOOD PL
                             ROUND ROCK, TX 78665-1174
                             -------------------------------- -------------- ----------
                             NFS LLC FEBO
                             GLENN EDGAR BRYANS TTEE
                             THE GLENN EDGAR BRYANS GST TR I    1,221.8970     12.25%
                             U/W 9/11/95
                             14673 BENTWATER COURT
                             ADDISON, TX 75001-7927
                             -------------------------------- -------------- ----------
                             NFS LLC FEBO
                             DEBORAH ANN KORKMAS TTEE
                             DEBORAH KORKMAS LIVING TRUST        950.7470       9.53%
                             U/A 6/10/05
---------------------------- -------------------------------- -------------- ----------

                                                                 NUMBER OF
FUND NAME                                    NAME AND ADDRESS     SHARES     % OF CLASS
---------------------------- -------------------------------- --------------- ----------
                             6450 OLYMPIA DR
                             HOUSTON, TX 77057-4002
                             -------------------------------- --------------- ----------
                             NFS LLC FEBO
                             MICHAEL L MCREYNOLDS
                             PHYLLIS L MCREYNOLDS                 861.1000       8.63%
                             14314 BEN RUSH
                             SAN ANTONIO, TX 78248-1103
                             -------------------------------- --------------- ----------
                             NFS LLC FEBO
                             CLARKSON AEROSPACE CORP
                             2320 LA BRANCH STE 2104
                             HOUSTON, TX 77004-1036               669.9070       6.72%
---------------------------- -------------------------------- --------------- ----------
Frost Municipal Bond Fund    SEI PRIVATE TRUST COMPANY
(Institutional Class Shares) C/O FROST ID 390
                             ONE FREEDOM VALLEY DR            15,920,901.8210   98.90%
                             OAKS, PA 19456-9989
---------------------------- -------------------------------- --------------- ----------
Frost Municipal Bond Fund    NFS LLC FEBO
(Class A Shares)             CAROLYN SEALE
                             CAROL LEE KLOSE                    50,038.0820     81.24%
                             249 WESTOVER RD
                             ALAMO HEIGHTS, TX 78209-5651
                             -------------------------------- --------------- ----------
                             NFS LLC FEBO
                             JANIE REDDOCH TTEE
                             JANIE I REDDOCH IRRVOC TR           8,976.8660     12.15%
                             U/A 7/30/08
                             730 BENTWOOD PL
                             ROUND ROCK, TX 78665-1174
---------------------------- -------------------------------- --------------- ----------
Frost Kempner Treasury &     SEI PRIVATE TRUST COMPANY
Income Fund                  C/O FROST ID 390
(Institutional Class Shares) ONE FREEDOM VALLEY DR            2,746,206.4300    95.00%
                             OAKS, PA 19456-9989
---------------------------- -------------------------------- --------------- ----------
Frost LKCM Small-Mid Cap     SEI PRIVATE TRUST COMPANY
Equity Fund                  C/O FROST ID 390                 3,355,598.3910    80.97%
(Institutional Class Shares) ONE FREEDOM VALLEY DR
                             OAKS, PA 19456-9989
                             -------------------------------- --------------- ----------
                             CHARLES SCHWAB & CO INC
                             SPECIAL CUSTODY A/C FBO
                             CUSTOMERS
                             ATTN MUTUAL FUNDS                 222,651.3160      5.37%
                             101 MONTGOMERY ST
                             SAN FRANCISCO, CA 94104-4151
---------------------------- -------------------------------- --------------- ----------
Frost International Equity   SEI PRIVATE TRUST COMPANY
Fund                         C/O FROST ID 390
(Institutional Class Shares) ONE FREEDOM VALLEY DR            26,549,993.0450   89.78%
                             OAKS, PA 19456-9989
---------------------------- -------------------------------- --------------- ----------
Frost International Equity   HARTFORD SECURITIES DIST CO INC  2,360,100.8420    43.34%
Fund                         AS AGENT FOR RELIANCE TRUST CO
(Class A Shares)
---------------------------- -------------------------------- --------------- ----------

                                                                 NUMBER OF
FUND NAME                                    NAME AND ADDRESS     SHARES     % OF CLASS
--------------------------- -------------------------------- -------------- ----------
                            FBO AGENTS PLAN CUSTOMERS
                            ATTN UIT OPERATIONS
                            PO BOX 2999
                            HARTFORD, CT 06104-2999
                            -------------------------------- -------------- ----------
                            SEI PRIVATE TRUST COMPANY
                            C/O FROST ID 390
                            ONE FREEDOM VALLEY DR            1,565,962.5710   28.76%
                            OAKS, PA 19456-9989
                            -------------------------------- -------------- ----------
                            SEI PRIVATE TRUST COMPANY
                            C/O FROST ID 390
                            ONE FREEDOM VALLEY DR             931,615.6760    17.11%
                            OAKS, PA 19456-9989
--------------------------- -------------------------------- -------------- ----------
Frost Diversified           SEI PRIVATE TRUST COMPANY
Strategies Fund             C/O FROST ID 390
(Class A Shares)            ONE FREEDOM VALLEY DR            1,305,083.0310   89.78%
                            OAKS, PA 19456-9989
--------------------------- -------------------------------- -------------- ----------

                      APPENDIX A -- DESCRIPTION OF RATINGS

                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.


DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                    PROXY VOTING POLICIES AND PROCEDURES

                          Artio Global Management LLC
                              Proxy Voting Policy

                               Updated June 2010

A. GENERAL

It is the policy of Artio Global to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of all clients for whom Artio Global provides discretionary investment management services and has authority to vote their proxies.

Artio Global may vote proxies as part of its authority to manage, acquire and dispose of account assets. Artio Global will not vote proxies if the advisory agreement does not provide for Artio Global to vote proxies or the "named fiduciary" for an account has explicitly reserved the authority for itself.

When voting proxies for client accounts, Artio Global's primary objective is to make voting decisions solely in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, Artio Global will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts.

B. PROXY OVERSIGHT COMMITTEE

In order to properly monitor the proxy voting process, a Proxy Oversight Committee ("Committee") shall meet periodically to evaluate the effectiveness of Artio Global's proxy voting process, and to address potential conflicts of interest as they arise. The members of the Committee include the individuals listed in Appendix A (attached hereto), and shall be selected from personnel of Artio Global consisting of executive, compliance, legal, and operations.

     The Committee is responsible for:

     1.   Approving any changes to the Policy;

     2.   Monitoring to ensure that proxies are voted;

     3. Reviewing votes cast to ensure that they are in accordance with the Policy. In furtherance of this responsibility, the Committee shall specifically review instances where a vote was contrary to a position taken in the Policy.

C. PROCEDURES

Artio Global Operations Department ("OPS") is responsible for establishing all new accounts on the Charles River System. A New Account Checklist which is signed and approved by all key departments of Artio Global is circulated along with the agreed upon Investment Guidelines for that client. OPS will code the applicable client account as "proxy voting" by including it in the proxy voting group on Charles River.

To assist Artio Global in its responsibility for voting proxies and to ensure consistency in voting proxies on behalf of its clients, Artio Global has retained the proxy voting and recording services of RiskMetrics Group ("RMG"). RMG is an independent thirdoparty service that specializes in providing a variety of proxyorelated services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. Artio Global intends to vote in accordance with RMG's recommendations to address, among other things, any material conflicts of interests between clients and the interests of Artio Global or its affiliates. Artio Global has instructed RMG not to vote proxies when liquidity of client accounts could be adversely affected.

In order to ensure that RMG performs its delegated duties, OPS will provide the client's custodian a letter authorizing the custodian to forward proxy ballots to RMG. In addition, RMG is sent a copy of this letter so that it may initiate a relationship with the custodian. RMG will provide an exception list of those accounts for which ballots are not yet being received. OPS will follow up with the relevant custodian to resolve outstanding matters. Northern Trust will also supply at least on a monthly basis a full listing of positions so that RMG may ensure that they are completely voting all ballots.

D. CONFLICTS OF INTEREST

Artio Global is sensitive of conflicts of interest that may arise in the proxy decisionomaking process from a policy standpoint, and seeks to avoid any undue or inappropriate influence in the proxy voting process. The objective is to ensure that Portfolio Management exercise overrides of RMG votes only in the clients' best interests. The Committee provides an additional level of independence to ensure overrides are properly exercised.

     Artio Global has identified the following potential conflicts of interest:

          i. A principal of Artio Global or any person involved in the proxy decisionomaking process currently serves on the company's Board or is an executive officer of the company.

          ii. An immediate family member of a principal of Artio Global or any person involved in the proxy decisionomaking process currently serves as a director or executive officer of the company.

          iii. The company is a client of the firm (or an affiliate of a client), provided that any client relationship that represents less than 2.5% of the firm's revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Chief Compliance Officer ("CCO") of Artio Global.

Under such circumstances, Artio Global will vote in accordance with RMG' predetermined guidelines, except as described below in section E.

In furtherance of Artio Global's goal to vote proxies in the best interests of clients, Artio Global follows procedures designed to identify and address material conflicts that may arise between Artio Global's interests and those of its clients before voting proxies on behalf of such clients.

Artio Global employees are required to submit an annual questionnaire which include a disclosure of potential conflicts of interests. The Code of Ethics alerts Artio Global employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of Artio Global with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of Artio Global's business, and (ii) to bring conflicts of interest of which they become aware to the attention of Legal and Compliance.

The Committee should review and address conflicts of interest brought to its attention. The Committee shall be comprised of such Artio Global personnel as are designated from time to time.

The Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Artio Global's decisionomaking in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. Artio Global Compliance shall maintain a written record of all materiality determinations made by the Committee.

If it is determined by the Committee that a conflict of interest is not material, Artio Global may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Committee that a conflict of interest is material, the Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include: (i) disclosing the conflict to clients and obtaining their consent before voting; (ii) suggesting to clients that they engage another party to vote the proxy on their behalf; (iii) in the case of a conflict of interest resulting from a particular employee's personal relationships, removing such employee from the decisionomaking process with respect to such proxy vote; or (iv) such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc (especially in the case of an apparent, as opposed to actual, conflict of interest, the Committee may resolve such conflict of interest by satisfying itself that Artio Global's proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.).

E. OVERRIDES OF RMG

Artio Global has provided implied consent to RMG to vote in accordance with their recommendation and will generally do so. Artio Global Portfolio Management also retains the ability to override RMG votes where the portfolio manager believes the override is in the clients' best interests.

In cases where an override is requested, the portfolio manager must complete the Artio Global Proxy Override Request Form (attached as Appendix B) explaining the rationale for deviating from the RMG vote and why the clients' interests are better served by deviating from the RMG recommendation. The completed Artio Global Proxy Override Request Form is then submitted to the Chief Investment Officer ("CIO") or Deputy Chief Investment Officer for approval.

Criteria to be considered by the CIO in granting or denying a request to override include:

     a)   any actual or perceived conflicts of interest;

     b)   the size of the investment in dollars;

     c) the size of the investment relative to the applicable Fund (in basis points);

     d) the percent of ownership Artio Global controls in the subject company;

     e)   the significance of the issue considered in the proxy;

     f) the rationale for the need for an override as detailed in the memorandum from Portfolio Management;

     g) any other additional information that supports the override provided by the requesting portfolio manager.

Upon CIO approval, the completed Proxy Override Request Form and additional information is then submitted to the Committee to perform a reasonable assessment of compliance with these procedures concerning potential conflicts of interest. If the Committee is not satisfied that sufficient grounds are met to grant an override, the override request may be rejected.

Upon approval by the Committee, Client Support will initiate the submission of voting instructions through RMG. Committee minutes and all such documentation shall be maintained as part of the firm's records.

F. MONITORING

RMG will provide adohoc reporting as well as quarterly board reporting for client which details the voting record and denotes any exceptions wherein Artio Global has deviated from its normal policy. If such activity is detected, OPS will elevate the report to Senior Management, including the Head of Legal and Compliance and the CCO. Artio Global Portfolio Management will provide the CCO a written explanation of the reason for the exception. All such records shall be maintained as part of the firm's books and records.

G. REPORTING AND DISCLOSURE FOR ARTIO GLOBAL

Once each year, Artio Global shall provide the entire voting record electronically in accordance with the posting of such proxy voting records to the Artio Global Funds website (NPX filing). With respect to those proxies that the Committee has identified as involving a conflict of interest, the Committee shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Artio Global shall disclose within its Form ADV how other clients can obtain information on how their securities were voted. Artio Global shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request. A description of the proxy voting policy and procedures is also available upon request on the Artio Global Funds and SEC websites. Information regarding how the Artio Global Funds voted proxies relating to portfolio securities during the most recent fiscal year ended June 30 is available on the Artio Global Funds and SEC website as well.

H. RECORDKEEPING

Artio Global shall retain records relating to the voting of proxies, including:

     1. A copy of this proxy voting policy and procedures and RMG Proxy Voting Guidelines relating to the voting of proxies.

     2. A copy of each proxy statement received by Artio Global regarding portfolio securities in Artio Global client accounts.

     3.   A record of each vote cast by Artio Global on behalf of a client.

     4. A copy of each written client request for information on how Artio Global voted proxies on behalf of the client account, and a copy of any written response by Artio Global to the client account.

     5. A copy of any document prepared by Artio Global that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

     6.   A copy of all submitted Proxy Override Requests.

Artio Global shall rely on proxy statements filed on the SEC's EDGAR system instead of maintaining its own copies and on proxy statements and records of proxy votes cast by Artio Global maintained at RMG. Artio Global shall obtain an undertaking from RMG to provide a copy of the documents promptly upon request.

These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of Artio Global.

                   2010 U.S. PROXY VOTING GUIDELINES SUMMARY

                               February 25, 2010

--------------------------------------------------------------------------------

                               RISKMETRICS GROUP
                   2010 U.S. PROXY VOTING GUIDELINES SUMMARY
                EFFECTIVE FOR MEETINGS ON OR AFTER FEB. 1, 2010
                          Published December 31, 2009
                             Updated Feb. 25, 2010

The following is a condensed version of the proxy voting recommendations contained in the RiskMetrics' (RMG) U.S. Proxy Voting Manual.

                               Table of Contents

Table of Contents ..........................................................   9
1.   Routine/Miscellaneous .................................................  16
          Adjourn Meeting ..................................................  16
          Amend Quorum Requirements ........................................  16
          Amend Minor Bylaws ...............................................  16
          Change Company Name ..............................................  16
          Change Date, Time, or Location of Annual Meeting .................  16
          Other Business ...................................................  16
          Audit-Related ....................................................  16
        Auditor Indemnification and Limitation of Liability ................  16
          Auditor Ratification .............................................  17
          Shareholder Proposals Limiting Non-Audit Services ................  17
          Shareholder Proposals on Audit Firm Rotation .....................  17
2.   Board of Directors: ...................................................  19
        Voting on Director Nominees in Uncontested Elections ...............  19
          Board Accountability .............................................  19
            Problematic Takeover Defenses ..................................  19
            Problematic Audit-Related Practices ............................  20
            Problematic Compensation Practices .............................  21
            Other Problematic Governance Practices .........................  21
          Board Responsiveness .............................................  22
          Director Independence ............................................  22
          Director Competence ..............................................  22
          2010 RMG Categorization of Directors .............................  24
        Board-Related Management Proposals .................................  25
          Age Limits .......................................................  25
          Board Size .......................................................  26
          Classification/Declassification of the Board .....................  26
          Cumulative Voting ................................................  26

          Director and Officer Indemnification and Liability Protection ....  26
          Establish/Amend Nominee Qualifications ...........................  26
          Filling Vacancies/Removal of Directors ...........................  26
          Majority Vote Threshold for Director Elections ...................  27
          Term Limits ......................................................  27
        Board-Related Shareholder Proposals/Initiatives ....................  27
          Age Limits .......................................................  27
          Annual Election (Declassification) of the Board ..................  27
          CEO Succession Planning ..........................................  27
          Cumulative Voting ................................................  27
          Establish/Amend Nominee Qualifications ...........................  28
          Establishment of Board Committees Shareholder Proposals ..........  28
          Establishment of Board Policy on Shareholder Engagement ..........  29
          Filling Vacancies/Removal of Directors ...........................  29
          Independent Chair (Separate Chair/CEO) ...........................  29
          Majority of Independent Directors/Establishment of Independent
            Committees .....................................................  30
          Majority Vote Shareholder Proposals ..............................  30
          Open Access (Proxy Access) .......................................  31
          Proxy Contests- Voting for Director Nominees in Contested
            Elections ......................................................  31
          Require More Nominees than Open Seats ............................  31
          Term Limits ......................................................  31
          Vote No Campaigns ................................................  31
3.   Shareholder Rights & Defenses .........................................  32
          Advance Notice Requirements for Shareholder
            Proposals/Nominations ..........................................  32
          Amend Bylaws without Shareholder Consent .........................  32
          Confidential Voting ..............................................  32
          Control Share Acquisition Provisions .............................  32
          Control Share Cash-Out Provisions ................................  33
          Disgorgement Provisions ..........................................  33
          Fair Price Provisions ............................................  33
          Freeze-Out Provisions ............................................  33
          Greenmail ........................................................  33
          Net Operating Loss (NOL) Protective Amendments ...................  33
          Poison Pills- Shareholder Proposals to put Pill to a
            Vote and/or Adopt a Pill Policy ................................  34

          Poison Pills- Management Proposals to Ratify Poison Pill .........  34
          Poison Pills- Management Proposals to ratify a Pill to preserve
            Net Operating Losses (NOLs) ....................................  35
          Reimbursing Proxy Solicitation Expenses ..........................  35
          Reincorporation Proposals ........................................  35
          Shareholder Ability to Act by Written Consent ....................  36
          Shareholder Ability to Call Special Meetings .....................  36
          Stakeholder Provisions ...........................................  36
          State Antitakeover Statutes ......................................  36
          Supermajority Vote Requirements ..................................  36
4.   CAPITAL/RESTRUCTURING .................................................  38
        Capital ............................................................  38
          Adjustments to Par Value of Common Stock .........................  38
          Common Stock Authorization .......................................  38
          Issue Stock for Use with Rights Plan .............................  38
          Preemptive Rights ................................................  38
          Preferred Stock ..................................................  38
          Recapitalization .................................................  39
          Reverse Stock Splits .............................................  39
          Share Repurchase Programs ........................................  39
          Stock Distributions: Splits and Dividends ........................  40
          Tracking Stock ...................................................  40
        Restructuring ......................................................  40
          Appraisal Rights .................................................  40
          Asset Purchases ..................................................  40
          Asset Sales ......................................................  40
          Bundled Proposals ................................................  41
          Conversion of Securities .........................................  41
          Corporate Reorganization/Debt Restructuring/Prepackaged
            Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans ..........  41
          Formation of Holding Company .....................................  41
          Going Private and Going Dark Transactions (LBOs and Minority
            Squeeze-outs) ..................................................  42
          Joint Ventures ...................................................  42
          Liquidations .....................................................  43
          Mergers and Acquisitions .........................................  43

          Plans of Reorganization (Bankruptcy) .............................  44
          Private Placements/Warrants/Convertible Debentures ...............  44
          Special Purpose Acquisition Corporations (SPACs) .................  45
          Spinoffs .........................................................  46
          Value Maximization Shareholder Proposals .........................  47
5.   COMPENSATION ..........................................................  48
        Executive Pay Evaluation ...........................................  48
          Advisory Votes on Executive Compensation- Management Proposals
            (Management Say-on-Pay) ........................................  48
          Pay for Performance ..............................................  49
          Problematic Pay Practices ........................................  50
            Non-Performance based Compensation Elements ....................  50
            Incentives that may Motivate Excessive Risk-Taking .............  51
            Options Backdating .............................................  51
          Board Communications and Responsiveness ..........................  52
        Equity-Based and Other Incentive Plans .............................  52
          Cost of Equity Plans .............................................  53
          Repricing Provisions .............................................  53
          Three-Year Burn Rate/Burn Rate Commitment ........................  53
            Burn Rate Table for 2010 .......................................  55
          Pay-for-Performance- Impact on Equity Plans ......................  56
          Liberal Definition of Change-in-Control ..........................  56
          Problematic Pay Practices ........................................  56
          Specific Treatment of Certain Award Types in Equity Plan
            Evaluations: ...................................................  56
            Dividend Equivalent Rights .....................................  56
            Liberal Share Recycling Provisions .............................  56
            Operating Partnership (OP) units in Equity Plan analysis of
              Real Estate Investment Trusts (REITs) ........................  57
            Option Overhang Cost ...........................................  57
          Other Compensation Plans .........................................  58
            401(k) Employee Benefit Plans ..................................  58
            Employee Stock Ownership Plans (ESOPs) .........................  58
            Employee Stock Purchase Plans-- Qualified Plans ................  58
            Employee Stock Purchase Plans-- Non-Qualified Plans               58
            Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-
               Related Compensation Proposals) .............................  59

            Option Exchange Programs/Repricing Options .....................  59
            Stock Plans in Lieu of Cash ....................................  60
            Transfer Stock Option (TSO) Programs ...........................  60
        Director Compensation ..............................................  61
          Equity Plans for Non-Employee Directors ..........................  61
          Director Retirement Plans ........................................  61
        Shareholder Proposals on Compensation ..............................  61
          Advisory Vote on Executive Compensation (Say-on-Pay) .............  61
          Adopt Anti-Hedging/Pledging/Speculative Investments Policy .......  62
          Bonus Banking/Bonus Banking "Plus" ...............................  62
          Compensation Consultants- Disclosure of Board or Company's
            Utilization ....................................................  62
          Disclosure/Setting Levels or Types of Compensation for
            Executives and Directors .......................................  62
          Golden Coffins/Executive Death Benefits ..........................  62
          Hold Equity Past Retirement or for a Significant Period of Time ..  63
          Non-Deductible Compensation ......................................  63
          Pay for Superior Performance .....................................  63
          Performance-Based Awards .........................................  64
          Pension Plan Income Accounting ...................................  65
          Pre-Arranged Trading Plans (10b5-1 Plans) ........................  65
          Prohibit CEOs from serving on Compensation Committees ............  65
          Recoup Bonuses ...................................................  65
          Severance Agreements for Executives/Golden Parachutes ............  65
          Share Buyback Holding Periods ....................................  66
          Stock Ownership or Holding Period Guidelines .....................  66
          Supplemental Executive Retirement Plans (SERPs) ..................  67
          Termination of Employment Prior to Severance Payment and
          Eliminating Accelerated Vesting of Unvested Equity ...............  67
          Tax Gross-Up Proposals ...........................................  67
6.   Social/Environmental Issues ...........................................  68
        Overall Approach ...................................................  68
        Animal Welfare .....................................................  68
          Animal Testing ...................................................  68
          Animal Welfare Policies ..........................................  69
          Controlled Atmosphere Killing (CAK) ..............................  69

        Consumer Issues ....................................................  69
          Genetically Modified Ingredients .................................  69
          Consumer Lending .................................................  70
          Pharmaceutical Pricing, Access to Medicines, and Product
            Reimportation ..................................................  70
          Product Safety and Toxic/Hazardous Materials .....................  70
          Tobacco ..........................................................  71
        Diversity ..........................................................  71
          Board Diversity ..................................................  71
          Equality of Opportunity ..........................................  72
          Gender Identity, Sexual Orientation, and Domestic Partner
            Benefits .......................................................  72
        Climate Change and the Environment .................................  73
          Climate Change ...................................................  73
          Concentrated Animal Feeding Operations (CAFOs) ...................  73
          Energy Efficiency ................................................  73
          Facility and Operational Safety/Security .........................  73
          Greenhouse Gas (GHG) Emissions ...................................  74
          Operations in Protected Areas ....................................  74
          Recycling ........................................................  74
          Renewable Energy .................................................  75
        General Corporate Issues ...........................................  75
          Charitable Contributions .........................................  75
          Environmental, Social, and Governance (ESG) Compensation-Related
            Proposals ......................................................  75
          Health Pandemics .................................................  76
          Lobbying Expenditures/Initiatives ................................  76
          Political Contributions and Trade Associations Spending ..........  76
        International Issues, Labor Issues, and Human Rights ...............  77
          Community Social and Environmental Impact Assessments ............  77
          Foreign Military Sales/Offsets ...................................  77
          Internet Privacy and Censorship ..................................  77
          Labor and Human Rights Standards .................................  78
          MacBride Principles ..............................................  78
          Nuclear and Depleted Uranium Weapons .............................  78
          Operations in High Risk Markets ..................................  79
          Outsourcing/Offshoring ...........................................  79
          Sustainability ...................................................  79
            Sustainability Reporting .......................................  79

7.   Mutual Fund Proxies ...................................................  80
          Election of Directors ............................................  80
          Converting Closed-end Fund to Open-end Fund ......................  80
          Proxy Contests ...................................................  80
          Investment Advisory Agreements ...................................  80
          Approving New Classes or Series of Shares ........................  81
          Preferred Stock Proposals ........................................  81
          1940 Act Policies ................................................  81
          Changing a Fundamental Restriction to a Nonfundamental
            Restriction ....................................................  81
          Change Fundamental Investment Objective to Nonfundamental ........  81
          Name Change Proposals ............................................  81
          Change in Fund's Subclassification ...............................  82
          Disposition of Assets/Termination/Liquidation ....................  82
          Changes to the Charter Document ..................................  82
          Changing the Domicile of a Fund ..................................  83
          Authorizing the Board to Hire and Terminate Subadvisors Without
            Shareholder Approval ...........................................  83
          Distribution Agreements ..........................................  83
          Master-Feeder Structure ..........................................  83
          Mergers ..........................................................  83
        Shareholder Proposals for Mutual Funds .............................  84
          Establish Director Ownership Requirement .........................  84
          Reimburse Shareholder for Expenses Incurred ......................  84
          Terminate the Investment Advisor .................................  84

1. Routine/Miscellaneous

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

                                 *  *  *  *  *
AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

                                 *  *  *  *  *
AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

                                 *  *  *  *  *
CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

                                 *  *  *  *  *

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

                                 *  *  *  *  *
OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.
                                 *  *  *  *  *
AUDIT-RELATED

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

     o The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;

     o    Motivation and rationale for establishing the agreements;

     o    Quality of disclosure; and

     o    Historical practices in the audit area.

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

                                 *  *  *  *  *

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent;

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

     o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

     o    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

     o Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.
In circumstances where "Other" fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.
                                 *  *  *  *  *

SHAREHOLDER PROPOSALS LIMITING NON-AUDIT SERVICES

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

                                 *  *  *  *  *

SHAREHOLDER PROPOSALS ON AUDIT FIRM ROTATION

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

     o    The tenure of the audit firm;

     o    The length of rotation specified in the proposal;

     o    Any significant audit-related issues at the company;

     o    The number of Audit Committee meetings held each year;

     o    The number of financial experts serving on the committee; and

     o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined on a CASE-BY-CASE basis.
Four fundamental principles apply when determining votes on director nominees:

     o BOARD ACCOUNTABILITY: Practices that promote accountability include: transparency into a company's governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

     o BOARD RESPONSIVENESS: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

     o DIRECTOR INDEPENDENCE: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

     o DIRECTOR COMPETENCE: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director's ability to effectively serve in shareholders' best interests.

BOARD ACCOUNTABILITY

PROBLEMATIC TAKEOVER DEFENSES

VOTE WITHHOLD/AGAINST(1) the entire board of directors (except new nominees(2), who should be considered on a CASE-by-CASE basis), if:

--------------------

(1) In general, companies with a plurality vote standard use "Withhold" as the valid contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

(2) A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

     o The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

     o The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote withhold/against every year until this feature is removed;

     o The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

     o The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:

     o The date of the pill's adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

     o    The issuer's rationale;

     o    The issuer's governance structure and practices; and

     o    The issuer's track record of accountability to shareholders.

PROBLEMATIC AUDIT-RELATED PRACTICES
Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

     o The non-audit fees paid to the auditor are excessive (see discussion under "AUDITOR RATIFICATION");

     o The company receives an adverse opinion on the company's financial statements from its auditor; or

     o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if:

     o Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

PROBLEMATIC COMPENSATION PRACTICES
VOTE WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

     o There is a negative correlation between chief executive pay and company performance (see PAY FOR PERFORMANCE POLICY);

     o The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm's equity plan;

     o The company fails to submit one-time TRANSFERS OF STOCK OPTIONS to a shareholder vote;

     o The company fails to fulfill the terms of a BURN RATE COMMITMENT made to shareholders;

     o The company has PROBLEMATIC PAY PRACTICES. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

OTHER PROBLEMATIC GOVERNANCE PRACTICES
VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

     o The company's proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, withhold from all incumbent directors;

     o The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

          -    A classified board structure;

          -    A supermajority vote requirement;

          - Majority vote standard for director elections with no carve out for contested elections;

          -    The inability for shareholders to call special meetings;

          -    The inability for shareholders to act by written consent;

          -    A dual-class structure; and/or

          -    A non-shareholder approved poison pill.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

     o Material failures of governance, stewardship, or fiduciary responsibilities at the company;

     o    Failure to replace management as appropriate; or

     o Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

BOARD RESPONSIVENESS

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

     o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     o The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

     o At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

DIRECTOR INDEPENDENCE

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the CATEGORIZATION OF DIRECTORS) when:

     o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     o The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

     o    The full board is less than majority independent.

DIRECTOR COMPETENCE

Vote AGAINST or WITHHOLD from individual directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director's absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

          -    Degree to which absences were due to an unavoidable conflict;

          -    Pattern of absenteeism; and

          - Other extraordinary circumstances underlying the director's absence;

     o    Sit on more than six public company boards;

     o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.
                                 *  *  *  *  *

2010 RMG CATEGORIZATION OF DIRECTORS

1.   INSIDE DIRECTOR (I)

     1.1. Employee of the company or one of its affiliates(i).

     1.2. Among the five most highly paid individuals (excluding interim CEO).

     1.3. Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934 ("Section 16 officer")(ii).

     1.4. Current interim CEO.

     1.5. Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

2.   AFFILIATED OUTSIDE DIRECTOR (AO)

     BOARD ATTESTATION

     2.1. Board attestation that an outside director is not independent.

     FORMER CEO

     2.2. Former CEO of the company(iii,iv).

     2.3. Former CEO of an acquired company within the past five years(iv).

     2.4. Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made(v).

     NON-CEO EXECUTIVES

     2.5. Former Section 16 officer(ii) of the company, an affiliate(i) or an acquired firm within the past five years.

     2.6. Section 16 officer(ii) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

     2.7. Section 16 officer(ii), former Section 16 officer, or general or limited partner of a joint venture or partnership with the company.

     FAMILY MEMBERS

     2.8. Immediate family member(vi) of a current or former Section 16 officer(ii) of the company or its affiliates(i) within the last five years.

     2.9. Immediate family member(vi) of a current employee of company or its affiliates(i) where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

     TRANSACTIONAL, PROFESSIONAL, FINANCIAL, AND CHARITABLE RELATIONSHIPS

    2.10. Currently provides (or an immediate family member(vi) provides) professional services(vii) to the company, to an affiliate(i) of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

    2.11. Is (or an immediate family member(vi) is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services(vii) to the company, to an affiliate(i) of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

    2.12. Has (or an immediate family member(vi) has) any material transactional relationship(viii) with the company or its affiliates(i) (excluding investments in the company through a private placement).

    2.13. Is (or an immediate family member(vi) is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship(viii) with the company or its affiliates(i) (excluding investments in the company through a private placement).

    2.14. Is (or an immediate family member(vi) is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments(viii) from the company or its affiliates(i).

     OTHER RELATIONSHIPS

    2.15. Party to a voting agreement(ix) to vote in line with management on proposals being brought to shareholder vote.

    2.16. Has (or an immediate family member(vi) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee(x).

    2.17. Founder(xi) of the company but not currently an employee.

    2.18. Any material(xii) relationship with the company.

3. INDEPENDENT OUTSIDE DIRECTOR (IO)

    3.1.  No material(xii) connection to the company other than a board seat.

FOOTNOTES:

(i) "Affiliate" includes a subsidiary, sibling company, or parent company. RMG uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(ii) "Section 16 officer" (officers subject to Section 16 of the Securities and Exchange Act of 1934) includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

(iii) Includes any former CEO of the company prior to the company's initial public offering (IPO).

(iv) When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, RMG will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director's independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions. (v) RMG will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. RMG will also consider if a formal search process was underway for a full-time CEO at the time.

(vi) "Immediate family member" follows the SEC's definition of such and covers spouses, parents, children, step-parents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(vii) Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. "Of Counsel" relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.


(viii) A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient's gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, RMG will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

(ix) Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

(x) Interlocks include: executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

(xi) The operating involvement of the founder with the company will be considered. Little to no operating involvement may cause RMG to deem the founder as an independent outsider.

(xii) For purposes of RMG's director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

                                 *  *  *  *  *

BOARD-RELATED MANAGEMENT PROPOSALS

AGE LIMITS

Vote AGAINST management proposal to limit the tenure of outside directors through mandatory retirement ages.

                                 *  *  *  *  *
BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

                                 *  *  *  *  *

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify (stagger) the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

                                 *  *  *  *  *

CUMULATIVE VOTING

Generally vote AGAINST proposals to eliminate cumulative voting.

                                 *  *  *  *  *

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.
Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e., "permissive indemnification") but that previously the company was not required to indemnify.
Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     o If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

     o    If only the director's legal expenses would be covered.

                                 *  *  *  *  *

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

                                 *  *  *  *  *

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholders' ability to remove directors with or without cause. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

                                 *  *  *  *  *

MAJORITY VOTE THRESHOLD FOR DIRECTOR ELECTIONS

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for plurality in contested elections is included.

                                 *  *  *  *  *
TERM LIMITS

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

                                 *  *  *  *  *

BOARD-RELATED SHAREHOLDER PROPOSALS/INITIATIVES

AGE LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

                                 *  *  *  *  *

ANNUAL ELECTION (DECLASSIFICATION) OF THE BOARD

Vote FOR shareholder proposals to repeal classified (staggered) boards, and to elect all directors annually.

                                 *  *  *  *  *
CEO SUCCESSION PLANNING

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

     o    The reasonableness/scope of the request; and

     o The company's existing disclosure on its current CEO succession planning process.

                                 *  *  *  *  *
CUMULATIVE VOTING

Generally vote FOR shareholder proposals to restore or provide for cumulative voting unless:

     o The company has proxy access or a similar structure(3) to allow shareholders to nominate directors to the company's ballot; and

---------------
(3) Similar structure" would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot IN ADDITION TO management's nominees, and their bios are included in management's proxy.

     o The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

                                 *  *  *  *  *

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

     o The company's board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

     o The company's existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

     o The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

     o    The scope and structure of the proposal.

                                 *  *  *  *  *

ESTABLISHMENT OF BOARD COMMITTEES SHAREHOLDER PROPOSALS

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company's flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

     o Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

     o Level of disclosure regarding the issue for which board oversight is sought;

     o Company performance related to the issue for which board oversight is sought;

     o Board committee structure compared to that of other companies in its industry sector; and/or

     o    The scope and structure of the proposal.

                                 *  *  *  *  *

ESTABLISHMENT OF BOARD POLICY ON SHAREHOLDER ENGAGEMENT

Generally vote FOR shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

     o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

     o Effectively disclosed information with respect to this structure to its shareholders;

     o Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

     o The company has an independent chairman or a lead director, according to RMG's definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

                                 *  *  *  *  *

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholders' ability to remove directors with or without cause. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

                                 *  *  *  *  *

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless the company satisfies all of the following criteria: The company maintains the following counterbalancing governance structure:

     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director. ) The duties should include, but are not limited to, the following:


          - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

          - serves as liaison between the chairman and the independent directors; - approves information sent to the board; - approves meeting agendas for the board;

          - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

          -    has the authority to call meetings of the independent directors;

          - if requested by major shareholders, ensures that he is available for consultation and direct communication;

     o    Two-thirds independent board;

     o    All independent key committees;

     o    Established governance guidelines;

     o A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company's four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

     o The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

          -    Egregious compensation practices;

          - Multiple related-party transactions or other issues putting director independence at risk;

          -    Corporate and/or management scandals;

          -    Excessive problematic corporate governance provisions; or

          - Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

                                 *  *  *  *  *

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF INDEPENDENT COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by RMG's definition of independent outsider. (See CATEGORIZATION OF DIRECTORS.) Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

                                 *  *  *  *  *

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

                                 *  *  *  *  *

OPEN ACCESS (PROXY ACCESS)

Vote CASE-BY-CASE on shareholder proposals asking for open or proxy access, taking into account:

     o    The ownership threshold proposed in the resolution;

     o The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

                                 *  *  *  *  *

PROXY CONTESTS- VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     o Long-term financial performance of the target company relative to its industry;

     o    Management's track record;

     o    Background to the proxy contest;

     o    Qualifications of director nominees (both slates);

     o Strategic plan of dissident slate and quality of critique against management;

     o Likelihood that the proposed goals and objectives can be achieved (both slates);

     o    Stock ownership positions.

                                 *  *  *  *  *

REQUIRE MORE NOMINEES THAN OPEN SEATS

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

                                 *  *  *  *  *
TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

                                 *  *  *  *  *
VOTE NO CAMPAIGNS

In cases where companies are targeted in connection with public "vote no" campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly-available information.

                                 *  *  *  *  *

3. Shareholder Rights & Defenses

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Vote CASE-BY-CASE basis on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
To be reasonable, the company's deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

                                 *  *  *  *  *

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

                                 *  *  *  *  *

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

                                 *  *  *  *  *

CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

                                 *  *  *  *  *

CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.
Vote FOR proposals to opt out of control share cash-out statutes.

                                 *  *  *  *  *

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.
Vote FOR proposals to opt out of state disgorgement provisions.


                                 *  *  *  *  *
FAIR PRICE PROVISIONS

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

                                 *  *  *  *  *

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

                                 *  *  *  *  *
GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.
Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

                                 *  *  *  *  *

NET OPERATING LOSS (NOL) PROTECTIVE AMENDMENTS

For management proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses ("NOLs"), the following factors should be considered on a CASE-BY-CASE basis:

     o The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

     o    The value of the NOLs;

     o Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

     o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

     o    Any other factors that may be applicable.

                                 *  *  *  *  *

POISON PILLS- SHAREHOLDER PROPOSALS TO PUT PILL TO A VOTE AND/OR ADOPT A PILL POLICY

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     o    Shareholders have approved the adoption of the plan; or

     o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i. e. , the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

                                 *  *  *  *  *

POISON PILLS- MANAGEMENT PROPOSALS TO RATIFY POISON PILL

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     o    No lower than a 20% trigger, flip-in or flip-over;

     o    A term of no more than three years;

     o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

                                 *  *  *  *  *

POISON PILLS- MANAGEMENT PROPOSALS TO RATIFY A PILL TO PRESERVE NET OPERATING LOSSES (NOLS)

Vote CASE-BY-CASE on management proposals for poison pill ratification. For management proposals to adopt a poison pill for the stated purpose of preserving a company's net operating losses ("NOLs"), the following factors are considered on a CASE-BY-CASE basis:

     o The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);

     o    The value of the NOLs;

     o    The term;

     o Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

     o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

     o    Any other factors that may be applicable.

                                 *  *  *  *  *

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

     o The election of fewer than 50% of the directors to be elected is contested in the election;

     o    One or more of the dissident's candidates is elected;

     o    Shareholders are not permitted to cumulate their votes for directors;
          and

     o The election occurred, and the expenses were incurred, after the adoption of this bylaw.

                                 *  *  *  *  *

REINCORPORATION PROPOSALS

Management or shareholder proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

     o    Reasons for reincorporation;

     o Comparison of company's governance practices and provisions prior to and following the reincorporation; and

     o Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

                                 *  *  *  *  *

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent taking into account the following factors:

     o    Shareholders' current right to act by written consent;

     o    Consent threshold;

     o    The inclusion of exclusionary or prohibitive language;

     o    Investor ownership structure; and

     o Shareholder support of and management's response to previous shareholder proposals.

                                 *  *  *  *  *

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders' ability to call special meetings.
Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

     o    Shareholders' current right to call special meetings;

     o Minimum ownership threshold necessary to call special meetings (10% preferred);

     o    The inclusion of exclusionary or prohibitive language;

     o    Investor ownership structure; and

     o Shareholder support of and management's response to previous shareholder proposals.

                                 *  *  *  *  *
STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

                                 *  *  *  *  *

STATE ANTITAKEOVER STATUTES

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

                                 *  *  *  *  *

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

     o    Ownership structure;

     o    Quorum requirements; and

     o    Supermajority vote requirements.

4. CAPITAL/RESTRUCTURING

CAPITAL

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

                                 *  *  *  *  *

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

     o    Past Board Performance:

          o The company's use of authorized shares during the last three years;

          o    One- and three-year total shareholder return; and

          o    The board's governance structure and practices;

     o    The Current Request:

          o Disclosure in the proxy statement of the specific reasons for the proposed increase;

          o The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model, which examines the company's need for shares and its three-year total shareholder return; and

          o    Risks to shareholders of not approving the request.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.

                                 *  *  *  *  *

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

                                 *  *  *  *  *

PREEMPTIVE RIGHTS

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

                                 *  *  *  *  *
PREFERRED STOCK

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

     o    Past Board Performance:

          o The company's use of authorized preferred shares during the last three years;

          o    One- and three-year total shareholder return; and

          o    The board's governance structure and practices;

     o    The Current Request:

          o Disclosure in the proxy statement of specific reasons for the proposed increase;

          o In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model, which examines the company's need for shares and three-year total shareholder return; and

          o Whether the shares requested are blank check preferred shares, and whether they are declawed.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.

                                 *  *  *  *  *

RECAPITALIZATION

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

     o    More simplified capital structure;

     o    Enhanced liquidity;

     o    Fairness of conversion terms;

     o    Impact on voting power and dividends;

     o    Reasons for the reclassification;

     o    Conflicts of interest; and

     o    Other alternatives considered.


                                 *  *  *  *  *

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting. Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

                                 *  *  *  *  *
SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

                                 *  *  *  *  *

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

                                 *  *  *  *  *
TRACKING STOCK

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

     o    Adverse governance changes;

     o    Excessive increases in authorized capital stock;

     o    Unfair method of distribution;

     o    Diminution of voting rights;

     o    Adverse conversion features;

     o    Negative impact on stock option plans; and

     o    Alternatives such as spin-off.

                                 *  *  *  *  *

RESTRUCTURING

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with rights of appraisal.

                                 *  *  *  *  *

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     o    Purchase price;

     o    Fairness opinion;

     o    Financial and strategic benefits;

     o    How the deal was negotiated;

     o    Conflicts of interest;

     o    Other alternatives for the business;

     o    Non-completion risk.

                                 *  *  *  *  *
ASSET SALES

Vote CASE-BY-CASE on asset sales, considering the following factors:

     o    Impact on the balance sheet/working capital;

     o    Potential elimination of diseconomies;

     o    Anticipated financial and operating benefits;

     o    Anticipated use of funds;

     o    Value received for the asset;

     o    Fairness opinion;

     o    How the deal was negotiated;

     o    Conflicts of interest.

                                 *  *  *  *  *

BUNDLED PROPOSALS

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

                                 *  *  *  *  *
CONVERSION OF SECURITIES

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

                                 *  *  *  *  *

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

     o    Dilution to existing shareholders' position;

     o    Terms of the offer;

     o    Financial issues;

     o    Management's efforts to pursue other alternatives;

     o    Control issues;o Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

                                 *  *  *  *  *
FORMATION OF HOLDING COMPANY

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

     o    The reasons for the change;

     o    Any financial or tax benefits;

     o    Regulatory benefits;o Increases in capital structure;

     o    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

     o    Adverse changes in shareholder rights.

                                 *  *  *  *  *

GOING PRIVATE AND GOING DARK TRANSACTIONS (LBOS AND MINORITY SQUEEZE-OUTS)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

     o    Offer price/premium;

     o    Fairness opinion;

     o    How the deal was negotiated;

     o    Conflicts of interest;

     o    Other alternatives/offers considered; and

     o    Non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

     o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

     o Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

          -    Are all shareholders able to participate in the transaction?

          - Will there be a liquid market for remaining shareholders following the transaction?

          -    Does the company have strong corporate governance?

          - Will insiders reap the gains of control following the proposed transaction?

          - Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

                                 *  *  *  *  *

JOINT VENTURES

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

     o    Percentage of assets/business contributed;

     o    Percentage ownership;

     o    Financial and strategic benefits;

     o    Governance structure;

     o    Conflicts of interest;

     o    Other alternatives;

     o    Noncompletion risk.

                                 *  *  *  *  *
LIQUIDATIONS

Vote CASE-BY-CASE on liquidations, taking into account the following:

     o    Management's efforts to pursue other alternatives;

     o    Appraisal value of assets; and

     o    The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

                                 *  *  *  *  *

MERGERS AND ACQUISITIONS

Vote CASE --BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e. g. , full auction, partial auction, no auction) can also affect shareholder value.

     o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

                                 *  *  *  *  *

PLANS OF REORGANIZATION (BANKRUPTCY)

Vote CASE-BY-CASE basis on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

     o    Estimated value and financial prospects of the reorganized company;

     o Percentage ownership of current shareholders in the reorganized company;

     o Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

     o The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

     o    Existence of a superior alternative to the plan of reorganization;
          and

     o    Governance of the reorganized company.

                                 *  *  *  *  *

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote CASE-BY-CASE on proposals regarding private placements taking into consideration:

     1.   Dilution to existing shareholders' position.

          - The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.

     2. Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy.

          - The terms of the offer should be weighed against the alternatives of the company and in light of company's financial issues.

          - When evaluating the magnitude of a private placement discount or premium, RiskMetrics will consider whether it is affected by liquidity, due diligence, control and monitoring issues, capital scarcity, information asymmetry and anticipation of future performance.

     3. Financial issues include but are not limited to examining the following:

          -    Company's financial situation;

          -    Degree of need for capital;

          -    Use of proceeds;

          -    Effect of the financing on the company's cost of capital;

          -    Current and proposed cash burn rate; and

          - Going concern viability and the state of the capital and credit markets.

     4. Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives. A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

     5.   Control issues:

          -    Change in management;

          -    Change in control,

          -    Guaranteed board and committee seats;

          -    Standstill provisions;

          -    Voting agreements;

          -    Veto power over certain corporate actions.

Minority versus majority ownership and corresponding minority discount or majority control premium

     6.   Conflicts of interest

          - Conflicts of interest should be viewed from the perspective of the company and the investor.

          - Were the terms of the transaction negotiated at arm's-length? Are managerial incentives aligned with shareholder interests?

     7.   Market reaction

          - The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

                                 *  *  *  *  *

SPECIAL PURPOSE ACQUISITION CORPORATIONS (SPACS)

Vote on a CASE-BY-CASE basis on SPAC mergers and acquisitions taking into account the following:

     o Valuation -- Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

     o Market reaction -- How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

     o Deal timing -- A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

     o Negotiations and process -- What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

     o Conflicts of interest -- How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

     o Voting agreements -- Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

     o Governance -- What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

                                 *  *  *  *  *
SPINOFFS

Vote CASE-BY-CASE on spin-offs, considering:

     o    Tax and regulatory advantages;

     o    Planned use of the sale proceeds;

     o    Valuation of spinoff;

     o    Fairness opinion;

     o    Benefits to the parent company;

     o    Conflicts of interest;

     o    Managerial incentives;

     o    Corporate governance changes;

     o    Changes in the capital structure.

                                 *  *  *  *  *

VALUE MAXIMIZATION SHAREHOLDER PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

     o    Prolonged poor performance with no turnaround in sight;

     o    Signs of entrenched board and management;

     o    Strategic plan in place for improving value;

     o    Likelihood of receiving reasonable value in a sale or dissolution;
          and

     o Whether company is actively exploring its strategic options, including retaining a financial advisor.

                                 *  *  *  *  *

5.   COMPENSATION

EXECUTIVE PAY EVALUATION

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

     1. Maintain appropriate pay-for-performance alignment, with emphasis on long- term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

     2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

     3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision- making (e.g., including access to independent expertise and advice when needed);

     4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

     5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

ADVISORY VOTES ON EXECUTIVE COMPENSATION- MANAGEMENT PROPOSALS (MANAGEMENT SAY-ON-PAY)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

     o There is a misalignment between CEO pay and company performance (PAY FOR PERFORMANCE);

     o    The company maintains PROBLEMATIC PAY PRACTICES;

     o The board exhibits POOR COMMUNICATION AND RESPONSIVENESS to shareholders.

VOTING ALTERNATIVES

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices-- dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

ADDITIONAL CASE-BY-CASE CONSIDERATIONS FOR THE MANAGEMENT SAY ON PAY (MSOP)
PROPOSALS:

     o Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives' short- and long-term incentive awards: disclosure, explanation of their alignment with the company's business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

     o Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives' pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay "ratcheting" due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

     o Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO's latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY

PAY FOR PERFORMANCE

Evaluate the alignment of the CEO's pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders' perspective, performance is predominantly gauged by the company's stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.
Focus on companies with sustained underperformance relative to peers, considering the following key factors:

     o Whether a company's one-year and three-year total shareholder returns ("TSR") are in the bottom half of its industry group (i.e., four-digit GICS -- Global Industry Classification Group); and

     o Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company's total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO's pay relative to the company's TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company's pay for performance linkage.

PROBLEMATIC PAY PRACTICES

The focus is on executive compensation practices that contravene the global pay principles, including:

     o Problematic practices related to non-performance-based compensation elements;

     o    Incentives that may motivate excessive risk-taking; and

     o    Options Backdating.

NON-PERFORMANCE BASED COMPENSATION ELEMENTS

Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including guaranteed pay and excessive or inappropriate non-performance-based pay elements.
While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis. For more details, please refer to RMG's Compensation FAQ document: http://www.riskmetrics.com/policy/2010_compensation_FAQ:

     o Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;

     o Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;

     o Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;

     o Change-in-control payments exceeding 3 times base salary and target bonus; change-in- control payments without job loss or substantial diminution of duties ("Single Triggers");

          new or materially amended agreements that provide for "modified single triggers" (under which an executive may voluntarily leave for any reason and still receive the change-in- control severance package); new or materially amended agreements that provide for an excise tax gross-up (including "modified gross-ups");

     o Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc; (see also excise tax gross- ups above)

     o Dividends or dividend equivalents paid on unvested performance shares or units;

     o Executives using company stock in hedging activities, such as "cashless" collars, forward sales, equity swaps or other similar arrangements; or

     o Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options).

INCENTIVES THAT MAY MOTIVATE EXCESSIVE RISK-TAKING
Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

     o    Guaranteed bonuses;

     o    A single performance metric used for short- and long-term plans;

     o    Lucrative severance packages;

     o    High pay opportunities relative to industry peers;

     o    Disproportionate supplemental pensions; or

     o Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

OPTIONS BACKDATING
Vote CASE-by-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

     o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

     o    Duration of options backdating;

     o    Size of restatement due to options backdating;

     o Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

     o Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-by-CASE analysis approach allows distinctions to be made between companies that had "sloppy" plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

BOARD COMMUNICATIONS AND RESPONSIVENESS

Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:

     o    Poor disclosure practices, including:

          - Unclear explanation of how the CEO is involved in the pay setting process;

          -    Retrospective performance targets and methodology not discussed;

          - Methodology for benchmarking practices and/or peer group not disclosed and explained.

     o Board's responsiveness to investor input and engagement on compensation issues, for example:

          - Failure to respond to majority-supported shareholder proposals on executive pay topics; or

          - Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

                                 *  *  *  *  *

EQUITY-BASED AND OTHER INCENTIVE PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     o    The total COST of the company's equity plans is unreasonable;

     o The plan expressly permits the REPRICING of stock options/stock appreciate rights (SARs) without prior shareholder approval;

     o The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company's performance where over 50 percent of the year-over-year increase is attributed to equity awards (see PAY-FOR-PERFORMANCE);

     o The company's three year BURN RATE exceeds the greater of 2% or the mean plus one standard deviation of its industry group;

     o LIBERAL CHANGE OF CONTROL DEFINITION: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

     o    The plan is a vehicle for PROBLEMATIC PAY PRACTICES.


Each of these factors is described below:

COST OF EQUITY PLANS

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).
The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.
The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

Vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option exchange program, by buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.
Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

                                 *  *  *  *  *

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST equity plans for companies whose average three-year burn rates exceeds the GREATER OF: (1) the mean plus one standard deviation of the company's GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the following Burn Rate Table); and (2) two percent of weighted common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

The annual burn rate is calculated as follows:
Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier) / Weighted Average common shares outstanding)

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

For the Dec. 1, 2009 and future quarterly data downloads, RMG will use the 200-day volatility for the shareholder value transfer and burn rate policies. We will also use the 200-day average stock price for the shareholder value transfer policy.

BURN RATE TABLE FOR 2010

                                        RUSSELL 3000                       NON-RUSSELL 3000
--------------------------------------------------------------------------------------------------------
                                               STANDARD                           STANDARD
GICS                DESCRIPTION        MEAN   DEVIATION   MEAN+STDEV       MEAN   DEVIATION   MEAN+STDEV
--------------------------------------------------------------------------------------------------------
1010  Energy                           1.07%     1.08%       2.14%         2.04%    2.26%       4.30%
--------------------------------------------------------------------------------------------------------
1510  Materials                        0.94%     0.68%       1.63%         1.97%    2.57%       4.54%
--------------------------------------------------------------------------------------------------------
2010  Capital Goods                    1.10%     0.85%       1.95%         2.07%    2.62%       4.69%
--------------------------------------------------------------------------------------------------------
2020  Commercial Services & Supplies   1.67%     1.23%       2.89%         1.82%    1.71%       3.53%
--------------------------------------------------------------------------------------------------------
2030  Transportation                   1.20%     0.93%       2.13%         1.36%    0.95%       2.31%
--------------------------------------------------------------------------------------------------------
2510  Automobiles & Components         1.36%     1.63%       2.99%         1.36%    1.63%       2.99%
--------------------------------------------------------------------------------------------------------
2520  Consumer Durables & Apparel      1.76%     1.21%       2.97%         1.56%    1.81%       3.37%
--------------------------------------------------------------------------------------------------------
2530  Hotels Restaurants & Leisure     1.69%     1.11%       2.80%         1.52%    1.65%       3.17%
--------------------------------------------------------------------------------------------------------
2540  Media                            1.36%     0.93%       2.28%         2.14%    1.88%       4.03%
--------------------------------------------------------------------------------------------------------
2550  Retailing                        1.69%     1.41%       3.10%         2.19%    1.82%       4.01%
--------------------------------------------------------------------------------------------------------
3010,
3020,
3030  Food & Staples Retailing         1.25%     1.67%       2.92%         1.52%    1.65%       3.17%
--------------------------------------------------------------------------------------------------------
3510  Health Care Equipment & Services 2.19%     1.46%       3.65%         3.77%    4.16%       7.92%
--------------------------------------------------------------------------------------------------------
3520  Pharmaceuticals & Biotechnology  3.19%     1.97%       5.16%         4.52%    4.05%       8.58%
--------------------------------------------------------------------------------------------------------
4010  Banks                            1.02%     1.04%       2.05%         0.81%    1.31%       2.12%
--------------------------------------------------------------------------------------------------------
4020  Diversified Financials           2.21%     2.94%       5.15%         4.25%    4.05%       8.30%
--------------------------------------------------------------------------------------------------------
4030  Insurance                        1.07%     0.94%       2.02%         1.03%    1.28%       2.31%
--------------------------------------------------------------------------------------------------------
4040  Real Estate                      0.56%     0.49%       1.04%         0.99%    2.14%       3.13%
--------------------------------------------------------------------------------------------------------
4510  Software & Services              3.15%     2.32%       5.47%         4.32%    3.26%       7.58%
--------------------------------------------------------------------------------------------------------
      Technology Hardware &
4520  Equipment                        2.60%     2.18%       4.79%         3.32%    3.76%       7.08%
--------------------------------------------------------------------------------------------------------
      Semiconductors & Semiconductor
4530  Equipment                        2.94%     1.88%       4.82%         4.33%    2.98%       7.31%
--------------------------------------------------------------------------------------------------------
5010  Telecommunication Services       1.30%     1.20%       2.50%         2.63%    2.45%       5.08%
--------------------------------------------------------------------------------------------------------
5510  Utilities                        0.41%     0.39%       0.80%         0.76%    0.88%       1.64%
--------------------------------------------------------------------------------------------------------

For companies that grant both full value awards and stock options to their participants, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

----------------------------------------------------------------------------------------
STOCK PRICE VOLATILITY                MULTIPLIER
----------------------------------------------------------------------------------------
54.6% and higher                      1 full-value award will count as 1.5 option shares
----------------------------------------------------------------------------------------
36.1% or higher and less than 54.6%   1 full-value award will count as 2.0 option shares
----------------------------------------------------------------------------------------
24.9% or higher and less than 36.1%   1 full-value award will count as 2.5 option shares
----------------------------------------------------------------------------------------
16.5% or higher and less than 24.9%   1 full-value award will count as 3.0 option shares
----------------------------------------------------------------------------------------
7.9% or higher and less than 16.5%    1 full-value award will count as 3.5 option shares
----------------------------------------------------------------------------------------
Less than 7.9%                        1 full-value award will count as 4.0 option shares
----------------------------------------------------------------------------------------

                                 *  *  *  *  *

PAY-FOR-PERFORMANCE- IMPACT ON EQUITY PLANS

If a significant portion of the CEO's misaligned pay is attributed to equity awards, and there is an equity plan on the ballot, vote AGAINST the equity plan, taking in to consideration:

     o    Magnitude of pay increase/decrease in the last fiscal year;

     o    Source of pay increase (cash or equity); and

     o Proportion of equity awards granted in the last fiscal year concentrated at the named executive officer level.

See PAY-FOR-PERFORMANCE discussion under Executive Pay Evaluation for further details.

LIBERAL DEFINITION OF CHANGE-IN-CONTROL

Generally vote AGAINST equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a "potential" takeover, shareholder approval of a merger or other transactions, or similar language.

PROBLEMATIC PAY PRACTICES

If the equity plan on the ballot is a vehicle for PROBLEMATIC PAY PRACTICES, vote AGAINST the plan.

                                 *  *  *  *  *

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

                                 *  *  *  *  *

LIBERAL SHARE RECYCLING PROVISIONS
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

                                 *  *  *  *  *

OPERATING PARTNERSHIP (OP) UNITS IN EQUITY PLAN ANALYSIS OF REAL ESTATE INVESTMENT TRUSTS (REITS)
For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

                                 *  *  *  *  *

OPTION OVERHANG COST
Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:

     o PERFORMANCE: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

     o OVERHANG DISCLOSURE: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:

          - The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

          - The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

          -    The general vesting provisions of option grants; and

          - The distribution of outstanding option grants with respect to the named executive officers;

     o Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company's unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year's weighted average shares outstanding (as used in the company's calculation of basic EPS) and divide the sum of the new share request and all available shares under the company's equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

     o Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

                                 *  *  *  *  *

OTHER COMPENSATION PLANS

401(K) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

                                 *  *  *  *  *

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

                                 *  *  *  *  *

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85 percent of fair market value;

     o    Offering period is 27 months or less; and

     o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     o    Purchase price is less than 85 percent of fair market value; or

     o    Offering period is greater than 27 months; or

     o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

                                 *  *  *  *  *

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

                                 *  *  *  *  *

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) are considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.
Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG's classification of director independence.

                                 *  *  *  *  *

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

     o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

     o Rationale for the re-pricing--was the stock price decline beyond management's control?

     o    Is this a value-for-value exchange?

     o    Are surrendered stock options added back to the plan reserve?

     o Option vesting--does the new option vest immediately or is there a black-out period?

     o Term of the option--the term should remain the same as that of the replaced option;

     o    Exercise price--should be set at fair market or a premium to market;

     o    Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price. Vote FOR shareholder proposals to put option repricings to a shareholder vote.

                                 *  *  *  *  *

STOCK PLANS IN LIEU OF CASH
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, RMG will not make any adjustments to carve out the in-lieu-of cash compensation.

                                 *  *  *  *  *

TRANSFER STOCK OPTION (TSO) PROGRAMS
One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.
Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     o Executive officers and non-employee directors are excluded from participating;

     o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

     o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.
Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

     o    Eligibility;

     o    Vesting;

     o    Bid-price;

     o    Term of options;

     o Cost of the program and impact of the TSOs on company's total option expense

     o    Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

                                 *  *  *  *  *

DIRECTOR COMPENSATION

EQUITY PLANS FOR NON-EMPLOYEE DIRECTORS

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     o Director stock ownership guidelines with a minimum of three times the annual cash retainer.

     o    Vesting schedule or mandatory holding/deferral period:

          - A minimum vesting of three years for stock options or restricted stock; or

          - Deferred stock payable at the end of a three-year deferral period.

     o    Mix between cash and equity:

          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     o No retirement/benefits and perquisites provided to non-employee directors; and

     o Detailed disclosure provided on cash and equity compensation delivered to each non- employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

                                 *  *  *  *  *

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.
Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.
                                 *  *  *  *  *

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

                                 *  *  *  *  *

ADOPT ANTI-HEDGING/PLEDGING/SPECULATIVE INVESTMENTS POLICY

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company's existing policies regarding responsible use of company stock will be considered.

                                 *  *  *  *  *

BONUS BANKING/BONUS BANKING "PLUS"

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

     o    The company's past practices regarding equity and cash compensation;

     o Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

     o    Whether the company has a rigorous claw-back policy in place.

                                 *  *  *  *  *

COMPENSATION CONSULTANTS- DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

                                 *  *  *  *  *

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND
DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

                                 *  *  *  *  *

GOLDEN COFFINS/EXECUTIVE DEATH BENEFITS

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

                                 *  *  *  *  *

HOLD EQUITY PAST RETIREMENT OR FOR A SIGNIFICANT PERIOD OF TIME

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

     o while employed and/or for two years following the termination of their employment ; or

     o for a substantial period following the lapse of all other vesting requirements for the award ("lock-up period"), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

     o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

          -    Rigorous stock ownership guidelines;

          - A holding period requirement coupled with a significant long-term ownership requirement; or

          -    A meaningful retention ratio;

     o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements;

     o Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

     o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive's tenure with the company or even a few years past the executive's termination with the company.

                                 *  *  *  *  *

NON-DEDUCTIBLE COMPENSATION

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company's existing disclosure practices.

                                 *  *  *  *  *

PAY FOR SUPERIOR PERFORMANCE

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposal has the following principles:

     o Sets compensation targets for the Plan's annual and long-term incentive pay components at or below the peer group median;

     o Delivers a majority of the Plan's target long-term compensation through performance- vested, not simply time-vested, equity awards;

     o Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

     o Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;

     o Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

     o What aspects of the company's annual and long-term equity incentive programs are performance driven?

     o If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

     o Can shareholders assess the correlation between pay and performance based on the current disclosure?

     o What type of industry and stage of business cycle does the company belong to?

                                 *  *  *  *  *

PERFORMANCE-BASED AWARDS

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

     o First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

     o Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

                                 *  *  *  *  *
PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

                                 *  *  *  *  *

PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

     o Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

     o Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

     o Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

     o Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

     o    An executive may not trade in company stock outside the 10b5-1 Plan.

     o Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

                                 *  *  *  *  *

PROHIBIT CEOS FROM SERVING ON COMPENSATION COMMITTEES

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company's compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

                                 *  *  *  *  *

RECOUP BONUSES

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:

     o    If the company has adopted a formal recoupment bonus policy;

     o If the company has chronic restatement history or material financial problems; or

     o If the company's policy substantially addresses the concerns raised by the proponent.

                                 *  *  *  *  *

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

     o    The triggering mechanism should be beyond the control of management;

     o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

     o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

                                 *  *  *  *  *

SHARE BUYBACK HOLDING PERIODS

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

                                 *  *  *  *  *

STOCK OWNERSHIP OR HOLDING PERIOD GUIDELINES

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

     o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

          -    Rigorous stock ownership guidelines, or

          - A holding period requirement coupled with a significant long-term ownership requirement, or

          -    A meaningful retention ratio,

     o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

     o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive's tenure with the company or even a few years past the executive's termination with the company.

                                 *  *  *  *  *

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

                                 *  *  *  *  *

TERMINATION OF EMPLOYMENT PRIOR TO SEVERANCE PAYMENT AND ELIMINATING ACCELERATED VESTING OF UNVESTED EQUITY

Vote on a CASE-by-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are consider a poor pay practice under RMG policy, and may even result in withheld votes from compensation committee members. The second component of this proposal --- related to the elimination of accelerated vesting -- requires more careful consideration. The following factors will be taken into regarding this policy.

     o The company's current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

     o Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

                                 *  *  *  *  *

TAX GROSS-UP PROPOSALS

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

                                 *  *  *  *  *

6. SOCIAL/ENVIRONMENTAL ISSUES

OVERALL APPROACH

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

     o Whether adoption of the proposal is likely to enhance or protect shareholder value;

     o Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

     o The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

     o Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

     o Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

     o Whether the company's analysis and voting recommendation to shareholders are persuasive;

     o What other companies have done in response to the issue addressed in the proposal;

     o Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

     o Whether implementation of the proposal's request would achieve the proposal's objectives;

     o Whether the subject of the proposal is best left to the discretion of the board;

     o Whether the requested information is available to shareholders either from the company or from a publicly available source; and

     o Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

                                 *  *  *  *  *

ANIMAL WELFARE

ANIMAL TESTING

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     o The company is conducting animal testing programs that are unnecessary or not required by regulation;

     o The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or

     o There are recent, significant fines or litigation related to the company's treatment of animals.

                                 *  *  *  *  *

ANIMAL WELFARE POLICIES

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     o The company has already published a set of animal welfare standards and monitors compliance;

     o    The company's standards are comparable to industry peers; and

     o There are no recent, significant fines or litigation related to the company's treatment of animals.

                                 *  *  *  *  *

CONTROLLED ATMOSPHERE KILLING (CAK)

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.
Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

                                 *  *  *  *  *
CONSUMER ISSUES

GENETICALLY MODIFIED INGREDIENTS


Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     o The company's business and the proportion of it affected by the resolution;

     o The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

     o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community. Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

                                 *  *  *  *  *

CONSUMER LENDING

Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures taking into account:

     o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

     o Whether the company has adequately disclosed the financial risks of the lending products in question;

     o Whether the company has been subject to violations of lending laws or serious lending controversies;

     o    Peer companies' policies to prevent abusive lending practices.

                                 *  *  *  *  *

PHARMACEUTICAL PRICING, ACCESS TO MEDICINES, AND PRODUCT REIMPORTATION

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company evaluate report on their product pricing policies or their access to medicine policies, considering:

     o The nature of the company's business and the potential for reputational and market risk exposure;

     o    The existing disclosure of relevant policies;

     o    Deviation from established industry norms;

     o The company's existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

     o Whether the proposal focuses on specific products or geographic regions; and

     o    The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.
Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

                                 *  *  *  *  *

PRODUCT SAFETY AND TOXIC/HAZARDOUS MATERIALS

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

     o The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;

     o The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

     o The company has not been recently involved in relevant significant controversies, significant fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

     o The company's current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms.

     o    Current regulations in the markets in which the company operates; and

     o Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

                                 *  *  *  *  *

TOBACCO

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

     o    Recent related fines, controversies, or significant litigation;

     o Whether the company complies with relevant laws and regulations on the marketing of tobacco;

     o Whether the company's advertising restrictions deviate from those of industry peers;

     o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

     o Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

     o    Whether the company complies with all laws and regulations;

     o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

     o    The risk of any health-related liabilities.

Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.
Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

                                 *  *  *  *  *

DIVERSITY

BOARD DIVERSITY

Generally vote FOR requests for reports on the company's efforts to diversify the board, unless:

     o The gender and racial minority representation of the company's board is reasonably inclusive in relation to companies of similar size and business; and

     o The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

     o The degree of existing gender and racial minority diversity on the company's board and among its executive officers;

     o The level of gender and racial minority representation that exists at the company's industry peers;

     o The company's established process for addressing gender and racial minority board representation;

     o Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

     o    The independence of the company's nominating committee;

     o The company uses an outside search firm to identify potential director nominees; and

     o Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

                                 *  *  *  *  *

EQUALITY OF OPPORTUNITY

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company's comprehensive workforce diversity data, including requests for EEO-1 data, unless:

     o The company publicly discloses its comprehensive equal opportunity policies and initiatives;

     o The company already publicly discloses comprehensive workforce diversity data; and

     o The company has no recent significant EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administration burden on the company.

                                 *  *  *  *  *

GENDER IDENTITY, SEXUAL ORIENTATION, AND DOMESTIC PARTNER BENEFITS

Generally vote FOR proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

                                 *  *  *  *  *

CLIMATE CHANGE AND THE ENVIRONMENT

CLIMATE CHANGE

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations and investments considering:

     o The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

     o The company's level of disclosure is at least comparable to that of industry peers; and

     o There are no significant, controversies, fines, penalties, or litigation associated with the company's environmental performance.

                                 *  *  *  *  *

CONCENTRATED ANIMAL FEEDING OPERATIONS (CAFOS)

Generally vote FOR resolutions requesting companies report to shareholders on the risks and liabilities associated with CAFOs unless:

     o The company has publicly disclosed its environmental management policies for its corporate and contract farming operations, including compliance monitoring; and

     o The company publicly discloses company and supplier farm environmental performance data; or

     o The company does not have company-owned CAFOs and does not directly source from contract farm CAFOs.

                                 *  *  *  *  *

ENERGY EFFICIENCY

Generally vote FOR on proposals requesting a company report on its comprehensive energy efficiency policies, unless:

     o The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

     o The proponent requests adoption of specific energy efficiency goals within specific timelines.

                                 *  *  *  *  *

FACILITY AND OPERATIONAL SAFETY/SECURITY

Vote CASE-BY-CASE on resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities, considering:

     o    The company's compliance with applicable regulations and guidelines;

     o The company's current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and,

     o The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company's operations and/or facilities.

                                 *  *  *  *  *

GREENHOUSE GAS (GHG) EMISSIONS

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

     o The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;


     o The company's level of disclosure is comparable to that of industry peers; and

     o There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

     o Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

     o    Whether company disclosure lags behind industry peers;

     o Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

     o The feasibility of reduction of GHGs given the company's product line and current technology and;

     o Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

                                 *  *  *  *  *
OPERATIONS IN PROTECTED AREAS

Generally vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions unless:

     o Operations in the specified regions are not permitted by current laws or regulations;

     o The company does not currently have operations or plans to develop operations in these protected regions; or,

     o The company's disclosure of its operations and environmental policies in these regions is comparable to industry peers.

                                 *  *  *  *  *

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     o    The nature of the company's business;

     o    The extent that peer companies are recycling;

     o The timetable prescribed by the proposal and the costs and methods of implementation;

     o Whether the company has a poor environmental track record, such as violations of applicable regulations.

                                 *  *  *  *  *
RENEWABLE ENERGY

Generally vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.
Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

                                 *  *  *  *  *

GENERAL CORPORATE ISSUES

CHARITABLE CONTRIBUTIONS


Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

                                 *  *  *  *  *

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE (ESG) COMPENSATION-RELATED PROPOSALS

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria (such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending) as the practice of linking executive compensation and such criteria is currently the exception rather than the norm and there appears to be a lack of widely-accepted standards regarding the implementation of effective linkages between executive compensation and corporate non-financial performance. However, the following factors will be considered:

     o Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;

     o Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

     o The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

     o The company's current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

                                 *  *  *  *  *

HEALTH PANDEMICS

Vote CASE-BY-CASE on requests for reports outlining the impact of health pandemics (such as HIV/AIDS, Malaria, Tuberculosis, and Avian Flu) on the company's operations and how the company is responding to the situation, taking into account:

     o The scope of the company's operations in the affected/relevant area(s);

     o The company's existing healthcare policies, including benefits and healthcare access; and

     o    Company donations to relevant healthcare providers.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as HIV/AIDS, Malaria, Tuberculosis, and Avian Flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

                                 *  *  *  *  *

LOBBYING EXPENDITURES/INITIATIVES

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering:

     o Significant controversies, fines, or litigation surrounding a company's public policy activities,

     o    The company's current level of disclosure on lobbying strategy, and

     o The impact that the policy issue may have on the company's business operations.

                                 *  *  *  *  *

POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATIONS SPENDING

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     o There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

     o The company has procedures in place to ensure that employee contributions to company- sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending considering:

     o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     o The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

                                 *  *  *  *  *

INTERNATIONAL ISSUES, LABOR ISSUES, AND HUMAN RIGHTS

COMMUNITY SOCIAL AND ENVIRONMENTAL IMPACT ASSESSMENTS

Vote CASE-BY-CASE on requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:

     o Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

     o The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company's operations in question, including the management of relevant community and stakeholder relations;

     o The nature, purpose, and scope of the company's operations in the specific region(s);

     o The degree to which company policies and procedures are consistent with industry norms; and

     o    Scope of the resolution.

                                 *  *  *  *  *

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

                                 *  *  *  *  *

INTERNET PRIVACY AND CENSORSHIP

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

     o The level of disclosure of company policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

     o Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

     o The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

     o The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

     o The level of controversy or litigation related to the company's international human rights policies and procedures.

                                 *  *  *  *  *

LABOR AND HUMAN RIGHTS STANDARDS

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

     o The degree to which existing relevant policies and practices are disclosed;

     o Whether or not existing relevant policies are consistent with internationally recognized standards;

     o Whether company facilities and those of its suppliers are monitored and how;

     o Company participation in fair labor organizations or other internationally recognized human rights initiatives;

     o Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

     o Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

     o    The scope of the request; and

     o    Deviation from industry sector peer company standards and practices.

                                 *  *  *  *  *
MACBRIDE PRINCIPLES

Generally vote AGAINST proposals to endorse or increase activity on the MacBride Principles, unless:

     o The company has formally been found to be out of compliance with relevant Northern Ireland fair employment laws and regulations;

     o Failure to implement the MacBride Principles would put the company in an inconsistent position and/or at a competitive disadvantage compared with industry peers;

     o Failure to implement the MacBride Principles would subject the company to excessively negative financial impacts due to laws that some municipalities have passed regarding their contracting operations and companies that have not implemented the MacBride Principles; or

     o The company has had recent, significant controversies, fines or litigation regarding religious-based employment discrimination in Northern Ireland.

                                 *  *  *  *  *

NUCLEAR AND DEPLETED URANIUM WEAPONS

Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

                                 *  *  *  *  *

OPERATIONS IN HIGH RISK MARKETS

Vote CASE-BY-CASE on requests for a report on a company's potential financial and reputational risks associated with operations in "high-risk" markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

     o The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

     o Current disclosure of applicable risk assessment(s) and risk management procedures;

     o    Compliance with U. S. sanctions and laws;

     o    Consideration of other international policies, standards, and laws;
          and

     o Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in "high-risk" markets.

                                 *  *  *  *  *

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

     o    Controversies surrounding operations in the relevant market(s);

     o    The value of the requested report to shareholders;

     o The company's current level of disclosure of relevant information on outsourcing and plant closure procedures; and

     o The company's existing human rights standards relative to industry peers.

                                 *  *  *  *  *

SUSTAINABILITY

SUSTAINABILITY REPORTING

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

     o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

                                 *  *  *  *  *

7. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

                                 *  *  *  *  *

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     o    Past performance as a closed-end fund;

     o    Market in which the fund invests;


     o    Measures taken by the board to address the discount; and

     o Past shareholder activism, board activity, and votes on related proposals.

                                 *  *  *  *  *

PROXY CONTESTS

Vote CASE-BY-CASE on proxy contests, considering the following factors:

     o    Past performance relative to its peers;

     o    Market in which fund invests;

     o    Measures taken by the board to address the issues;

     o Past shareholder activism, board activity, and votes on related proposals;

     o    Strategy of the incumbents versus the dissidents;

     o    Independence of directors;

     o    Experience and skills of director candidates;

     o    Governance profile of the company;

     o    Evidence of management entrenchment.

                                 *  *  *  *  *

INVESTMENT ADVISORY AGREEMENTS

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

     o    Proposed and current fee schedules;

     o    Fund category/investment objective;

     o    Performance benchmarks;

     o    Share price performance as compared with peers;

     o    Resulting fees relative to peers;

     o    Assignments (where the advisor undergoes a change of control).

                                 *  *  *  *  *

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

                                 *  *  *  *  *

PREFERRED STOCK PROPOSALS

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

     o    Stated specific financing purpose;

     o    Possible dilution for common shares;

     o    Whether the shares can be used for antitakeover purposes.

                                 *  *  *  *  *

1940 ACT POLICIES

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

     o    Potential competitiveness;

     o    Regulatory developments;

     o    Current and potential returns; and

     o    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

                                 *  *  *  *  *

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

     o    The fund's target investments;

     o    The reasons given by the fund for the change; and

     o    The projected impact of the change on the portfolio.

                                 *  *  *  *  *

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

                                 *  *  *  *  *

NAME CHANGE PROPOSALS

Vote CASE-BY-CASE on name change proposals, considering the following factors:

     o    Political/economic changes in the target market;

     o    Consolidation in the target market; and

     o    Current asset composition.

                                 *  *  *  *  *

CHANGE IN FUND'S SUBCLASSIFICATION

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

     o    Potential competitiveness;

     o    Current and potential returns;

     o    Risk of concentration;

     o    Consolidation in target industry.

                                 *  *  *  *  *

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

     o    Strategies employed to salvage the company;

     o    The fund's past performance;

     o    The terms of the liquidation.

                                 *  *  *  *  *

CHANGES TO THE CHARTER DOCUMENT

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

     o    The degree of change implied by the proposal;

     o    The efficiencies that could result;

     o    The state of incorporation;

     o    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

     o Removal of shareholder approval requirement for amendments to the new declaration of trust;

     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

     o Removal of shareholder approval requirement to change the domicile of the fund.

                                 *  *  *  *  *

CHANGING THE DOMICILE OF A FUND

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

     o    Regulations of both states;

     o    Required fundamental policies of both states;

     o    The increased flexibility available.

                                 *  *  *  *  *

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

                                 *  *  *  *  *

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

     o    Fees charged to comparably sized funds with similar objectives;

     o    The proposed distributor's reputation and past performance;

     o    The competitiveness of the fund in the industry;

     o    The terms of the agreement.

                                 *  *  *  *  *

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

                                 *  *  *  *  *
MERGERS

Vote CASE-BY-CASE on merger proposals, considering the following factors:

     o    Resulting fee structure;

     o    Performance of both funds;

     o    Continuity of management personnel;

     o Changes in corporate governance and their impact on shareholder rights.

                                 *  *  *  *  *

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

                                 *  *  *  *  *

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

                                 *  *  *  *  *

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

     o    Performance of the fund's Net Asset Value (NAV);

     o    The fund's history of shareholder relations;

     o    The performance of other funds under the advisor's management.

                                 *  *  *  *  *

           CAMBIAR INVESTORS, LLC PROXY VOTING POLICY AND PROCEDURES

OBJECTIVE: The objective of Cambiar Investors, LLC's proxy voting process is to maximize the long-term investment performance of our clients.

POLICY: Cambiar will typically vote all proxy proposals in accordance with management recommendations unless the effect of particular resolutions could adversely affect shareholder value. In such cases, it is Cambiar's policy to vote against these proposals. If Cambiar sees it necessary to become further involved, the Analyst will directly engage management.

PROCEDURE: The procedure for processing proxy ballots is as follows:

     1. Custodians are directed to send all proxy material to Cambiar Investors, LLC. Cambiar has retained Glass Lewis & Co. to provide independent research. Cambiar votes the proxies through Broadridge's Proxy Edge platform.

     2. The Proxy Administrator reviews the research provided by Glass Lewis & Co. for each company meeting and each proposal. If Glass Lewis' recommendations agree and favor management Cambiar votes according to management's recommendations.

     3. If non-routine proposals or proposals considered to have a potential negative investment performance impact are discovered or Glass Lewis & Co. recommends a vote against a management recommendation, the Proxy Administrator will review the particular resolutions with the Portfolio Manager responsible for the investment and vote per the Portfolio Manager's recommendations.

          Where a material conflict of interest has been identified, Cambiar will notify its clients of the conflict and vote based on the PMs recommendations to ensure the best economic interests of its clients are met.

     4. Cambiar keeps a record of all accounts and companies voted and provides monthly and/or quarterly reports as required through the Proxy Edge platform.

     5. On a regular basis, the Proxy Administrator reviews the proxy voting record with the Portfolio Managers.

     6.   Copies of this procedure can be obtained free of charge by:

          o    calling Cambiar Investors, LLC toll-free at 888-673-9950 or

          o    by visiting our web site at http://www.cambiar.com or

          o    by writing us at: 2401 E. Second Ave. #500, Denver, CO 80206

7. By August 31, each year Cambiar's annual proxy voting record for the previous 12 months ending June 30 may be obtained free of charge by:

          o    calling 888-673-9950 or

          o    by visiting our web site at http://www.cambiar.com or

          o    by writing us at: 2401 E. Second Ave. #500, Denver, CO 80206

GLASS LEWIS & CO. PROXY VOTING GUIDELINES

I. ELECTION OF DIRECTORS

BOARD OF DIRECTORS

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium-and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

BOARD COMPOSITION

We look at each individual on the board and examine his or her relationships with the company, the company's executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board's commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be "current" for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 20% or more of the company's voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors (or withholding where applicable, here and following) for the following reasons:

     o A director who attends less than 75% of the board and applicable committee meetings.

     o A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).

     o A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

     o All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

We also feel that the following conflicts of interest may hinder a director's performance and will therefore recommend voting against a:

     o    CFO who presently sits on the board.

     o    Director who presently sits on an excessive number of boards

     o Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

     o Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

     o    Director with an interlocking directorship.

BOARD COMMITTEE COMPOSITION

All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

REVIEW OF THE COMPENSATION DISCUSSION AND ANALYSIS REPORT

1. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets. However, if a company provides shareholders with an advisory vote on compensation, we will recommend that shareholders only vote against the advisory compensation vote proposal unless the compensation practices are particularly egregious or persistent.

REVIEW OF RISK MANAGEMENT CONTROLS

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company's board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

SEPARATION OF THE ROLES OF CHAIRMAN AND CEO

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not recommend voting against CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.

In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

MAJORITY VOTING FOR THE ELECTION OF DIRECTORS

Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

CLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:

     1. We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.

     2. We recommend voting against the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund is the same person and the fund does not have an independent lead or presiding director.


II. FINANCIAL REPORTING

AUDITOR RATIFICATION

We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

Glass Lewis generally supports management's recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:

     o When audit fees added to audit-related fees total less than one-third of total fees.

     o When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

     o    When the company has aggressive accounting policies.

     o When the company has poor disclosure or lack of transparency in financial statements.

     o When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

     o When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

AUDITOR ROTATION

We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

PENSION ACCOUNTING ISSUES

Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company's net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.

III. COMPENSATION

EQUITY BASED COMPENSATION PLANS

Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.

We evaluate option plans based on ten overarching principles:

     o    Companies should seek additional shares only when needed.

     o The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).

     o If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

     o    Annual net share count and voting power dilution should be limited.

     o Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

     o The expected annual cost of the plan should be proportional to the value of the business.

     o The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

     o Plans should deliver value on a per-employee basis when compared with programs at peer companies.

     o    Plans should not permit re-pricing of stock options.

OPTION EXCHANGES

Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:

     o    Officers and board members do not participate in the program.

     o The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.

     o The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.

     o Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

PERFORMANCE BASED OPTIONS

We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.

LINKING PAY WITH PERFORMANCE

Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company's peers and will recommend voting against the election of compensation committee members at companies that receive a grade of F.

DIRECTOR COMPENSATION PLANS

Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals.

ADVISORY VOTES ON COMPENSATION

We closely review companies' compensation practices and disclosure as outlined in their CD&As and other company filings to evaluate management-submitted advisory compensation vote proposals. In evaluating these non-binding proposals, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of compensation in comparison to company performance and that of its peers. Glass Lewis will generally recommend voting in favor of shareholder proposals to allow shareholders an advisory vote on compensation.

LIMITS ON EXECUTIVE COMPENSATION

Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.

LIMITS ON EXECUTIVE STOCK OPTIONS

We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.

IV. GOVERNANCE STRUCTURE

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders.
Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable 'qualifying offer' clause.

RIGHT OF SHAREHOLDERS TO CALL A SPECIAL MEETING

We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting.

SHAREHOLDER ACTION BY WRITTEN CONSENT

We will vote in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent.

AUTHORIZED SHARES

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

     1.   Stock split

     2.   Shareholder defenses

     3.   Financing for acquisitions

     4.   Financing for operations

Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.

VOTING STRUCTURE

CUMULATIVE VOTING

Glass Lewis will vote for proposals seeking to allow cumulative voting unless the company has majority voting for the election of directors in which case we will vote against. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders' input in making decisions on such crucial matters as selling the business.

SHAREHOLDER PROPOSALS

Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.

KEMPNER CAPITAL MANAGEMENT PROXY VOTING POLICY

KCM's policy regarding the voting of proxies is to insure that our voting selections are in the best interests of our clients. KCM takes into consideration several issues in the enforcing of this policy.

GENERAL PROXY VOTING POLICY

Since protection of our clients' interest is our most important concern, we vote against management's recommendation on some issues where we feel it is necessary, taking each proposal individually and analyzing its merits. Examples of some voting issues with which we are concerned are:

     o SELECTION OF AUDITORS -- KCM attempts to take into consideration an auditor's litigation history and current standing in the financial community.

     o SHAREHOLDER RIGHTS -- KCM tries to insure that the voting of a proposal does not cause unnecessary dilution of minority shareholder rights.

     o STOCK ISSUANCE PLANS -- KCM approves stock-issuance plans that are tied to earnings growth and stock performance.

The KCM Investment Committee has added further specifics to the proxy voting policy. KCM will vote:

     o AGAINST CUMULATIVE VOTING -- KCM believes voting against cumulative voting to be in the best interest of the minority shareholders.

     o FOR THE REQUIREMENTS OF A MAJORITY FOR ELECTION OF DIRECTORS -- KCM believes voting for majority voting would give shareholders a meaningful role in the director election process. Under plurality voting standards, a nominee in a director election can be elected with as little as a single affirmative vote, even if a substantial majority of votes cast are "withheld" from that nominee. The majority vote standard would require that a director receive a majority of the votes cast in order to be elected to the Board.

     o AGAINST SHAREHOLDER PROPOSALS REGARDING POLITICAL AND CHARITABLE CONTRIBUTIONS --KCM believes company disclosure requirements for political and charitable contributions are sufficient.

     o FOR SEPARATION OF CHAIRMAN AND CEO -- Separation of Chairman and CEO positions are believed to be in the best interest of the shareholders.

     o FOR DECLASSIFIED BOARD -- ANNUAL ELECTION OF BOARD MEMBERS -- KCM believes the annual election of Board members to be in the best interest of shareholders.

PROXY DECISION-MAKING PROCESS

Our decisions come as a result of researching the proxy statement and annual report, which accompanied the proxy material as well as continually following the company in general as an investment policy. The ongoing research is the responsibility of the entire portfolio management team but our analyst reviews each proxy statement and presents his recommendations to the KCM Investment Committee for review and final vote.

It is KCM's policy to:

     o Review all proxy materials on portfolio companies and to vote those proxies in each election.

     o Resist and vote against efforts by management to concentrate voting control in itself, efforts of management to dilute the percentage ownership of minority shareholders and attempts by management to enhance their personal economic condition at the expense of shareholders in the case of a merger, buy-out tender, management-led leveraged buy-out or restructuring efforts in whatever form.

     o Support equitable performance or incentive-based stock acquisition programs in favor of management. We believe that a reasonable level of stock ownership by management, to be earned serially over a long period of time, tends to benefit the interests of the minority shareholder.

In light of the ever-increasing number of "social" issue events entered in proxies, KCM votes solely on the considerations outlined above. Specific instructions from the client are honored and KCM does vote according to those instructions, as long as they are not in direct conflict with prudent investment management. In such a case, the ramifications are discussed with the client before voting.
KCM does NOT vote proxies when the cost of doing so is impractical. The following proxies will NOT be voted:

     o Proxies written in a language other than English, for which no translation has been provided.

     o    Proxies that require travel overseas in order to vote.

     o Proxies for legacy securities held in a new account previously managed by another manager that KCM intends to sell.

     o Proxies for securities held in a portion of client's portfolio that is not managed by KCM.

     o Proxies for securities on loan that must be recalled in order to vote.

CONFLICTS OF INTEREST

KCM recognizes that conflicts of interest could arise in the proxy decision-making process. For example, if a proponent of a proxy proposal has a business relationship with KCM, or an employee of KCM has a personal interest in the outcome of a matter before shareholders, a conflict could exist.

KCM's compliance policies prohibit employees from serving as a director on the Board of any public company without approval of KCM's Board of Directors. It is KCM's policy not to trade in the securities of any company that has a KCM employee on its Board, so proxy voting would not be an issue. Currently no employees serve on the Boards of any public companies. Harris L. Kempner, Jr. does serve as an advisory director on the Board of Cullen Frost Bankers, Inc. but it is an honorary position only. He does not attend voting Board meetings or receive non-public information of any kind.

All proxies are reviewed in KCM's weekly Investment Committee Meetings. Any proxies involving a possible conflict of interest will be reviewed thoroughly by the Committee. Outside counsel will be consulted, if the Investment Committee deems it prudent, to be sure the proxies are voted in the best interest of KCM's clients.

RECORD KEEPING

KCM votes each proxy electronically via ProxyEdge or at the Proxyvote.com website. KCM maintains records on proxies voted for a period of 5 years. These records detail how each proxy was voted and give the reasons for any votes decided against management's recommendation. Client requests for information on how proxies were voted are also maintained for a period of 3 years.

The Fund's proxy voting record for the most recent 12-month period ended June 30(th) is available upon request by calling 1-877-71-Frost or by writing to the Funds at Frost Funds, P.O. Box 219009, Kansas City, MO 64121-9009. In accordance with Securities and Exchange regulations, all Funds file a record of all proxy voting activity for the prior 12 months ending June 30(th). That filing is made on or before August 31(st) of each year.



Revised November, 2010

LUTHER KING CAPITAL MANAGEMENT
PROXY VOTING POLICIES AND PROCEDURES

I. INTRODUCTION AND GENERAL PRINCIPLES

A. Luther King Capital Management ("LKCM") has been delegated the authority and responsibility to vote the proxies of its investment advisory clients, including both ERISA and non-ERISA clients.

B. LKCM understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment adviser.

C. LKCM believes that the following policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with LKCM's fiduciary duty, applicable rules under the Investment Advisers Act of 1940, and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

D. Notwithstanding the foregoing, LKCM will not vote proxies for any client that retains discretionary authority to vote its proxies or if LKCM otherwise does not have discretionary authority to vote the client's proxies. In such event, it is the responsibility of the client to vote such proxies and to instruct its custodian to mail proxy materials directly to such client accordingly.

II. PROXY VOTING PROCEDURES

A. The Chief Compliance Officer (the "CCO") is responsible for monitoring the proxy voting process, including engaging and overseeing any third-party vendor retained to review, monitor, or vote proxies.

B. LKCM has engaged Institutional Shareholder Services, Inc. ("ISS") as its voting delegate to:

     (1) research and make voting determinations in accordance with the policies and procedures described herein;

     (2)  vote and submit proxies in a timely manner;

     (3)  handle other administrative functions of proxy voting;

     (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

     (5)  maintain records of votes cast; and

     (6) provide recommendations with respect to proxy voting matters in general.

C. Except in instances where clients have retained discretionary authority to vote proxies, LKCM will instruct custodians of client accounts to forward proxy statements and materials received in respect of client accounts to ISS.

III. PROXY VOTING GUIDELINES

A. LKCM has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Voting Guidelines in effect at the time of voting (as applicable, the "ISS Voting Guidelines"). LKCM will periodically review the ISS Voting Guidelines, including any significant changes or updates thereto. In connection with such reviews, LKCM may determine that it is not in the best interest of its clients to vote proxies in accordance with the ISS Voting Guidelines on certain matters. In such event, LKCM will follow the procedures identified in Section III(C) below in connection with voting any such proxies contrary to the ISS Voting Guidelines.

B. In the event the ISS Voting Guidelines do not address how a proxy should be voted, LKCM will vote the proxy in accordance with ISS recommendations. If ISS refrains from making any such recommendations, LKCM will vote the proxy consistent with the general principles of these policies and procedures and in the client's best interest. Prior to voting any proxies in the absence of ISS recommendations, however, the CCO will determine whether any material conflict of interest may exist between LKCM and the client with respect thereto. If the CCO determines that any such material conflict of interest may exist, LKCM will follow the procedures identified in Section IV (B) below in connection with the voting of such proxies.

C. There may be circumstances under which LKCM believes that it is in the best interest of clients to vote proxies in a manner inconsistent with the ISS Voting Guidelines or ISS recommendations. Prior to voting any proxies inconsistent with the ISS Voting Guidelines or ISS recommendations, however, the CCO will determine whether any material conflict of interest may exist between LKCM and the client with respect thereto. If the CCO determines that any such material conflict of interest may exist, LKCM will follow the procedures identified in Section IV (B) below in connection with the voting of such proxies.

IV. CONFLICTS OF INTEREST

A. LKCM has obtained a copy of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interest (as amended or updated from time to time, the "ISS Conflict Policy"), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates. LKCM believes that the ISS Conflict Policy contains policies and procedures that are reasonably designed to minimize any such potential conflicts of interest.

B. In the event that LKCM or the CCO determines that voting a proxy may present a material conflict of interest between LKCM and the client, LKCM will (1) in cases where ISS had made a recommendation, take no further action, in which case ISS shall vote such proxy in accordance with the ISS Voting Guidelines or ISS recommendations, as applicable, (2) disclose such conflict of interest to the client and obtain written direction from the client as to how to vote the proxy, (3) suggest that the client engage another party to determine how to vote the proxy, or (4) engage another independent third party to determine how to vote the proxy.

C. Notwithstanding the foregoing, LKCM must vote proxies in the best interest of clients when material conflicts of interest may exist with respect thereto.

D. LKCM believes that the foregoing policies and procedures are reasonably designed to address material conflicts of interest that may arise between LKCM and a client as to the manner in which proxies are voted.

V. RECORDKEEPING

LKCM will maintain records relating to the implementation of these policies and procedures, including:

     (1) a copy of these policies and procedures, which will be made available to clients upon request;

     (2) proxy statements received regarding client securities, which will be satisfied by relying on EDGAR or ISS;

     (3)  a record of each vote cast, which ISS maintains on LKCM's behalf;

     (4) any other document created by LKCM that was material in making a decision to vote proxies on behalf of a client or that memorializes the basis for that decision; and

     (5) each written client request for proxy voting records and LKCM's written response with respect thereto.

Such books and records will be maintained at LKCM's offices in an easily accessible place for a period of five years.

The Funds' proxy voting record for the most recent 12-month period ended June 30th is available upon request by calling 1-877-71-Frost or by writing to the Funds at Frost Funds P.O. Box 219009 Kansas City, MO 64121-9009. In accordance with Securities and Exchange regulations, all Funds file a record of all proxy voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

Updated: February 23, 2007

THORNBURG INVESTMENT MANAGEMENT INC. AND THORNBURG INVESTMENT TRUST POLICIES AND PROCEDURES MANUAL

PROXY VOTING

POLICY
As a matter of policy and as a fiduciary to their investment clients, TIM has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. TIM's policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. The complete Policy on Proxy Voting adopted by the Companies is attached here to as Exhibit Y. The remainder of this section is a summary of that policy.

  PURPOSE

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

This Policy is intended by TIM to constitute "written policies and procedures" as described in Rule 206(4)--6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). This Policy is intended by Thornburg Investment Trust to constitute proxy voting policies and procedures referred to in Item 13 of Form N-1A adopted under the Investment Company Act of 1940, as amended (the "Investment Company Act").

  RESPONSIBILITY

The designated Proxy Voting Coordinator is responsible for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping.

  PROCEDURE

The Companies have adopted various procedures to implement this policy and reviews to monitor and ensure the policy is observed, implemented properly and amended or updated, as appropriate which may be summarized as follows:

VOTING OBJECTIVES

The objective of voting a security in each case under the Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security's value. The Policy does not prescribe voting requirements or specific voting considerations. Instead, the Policy provides procedures for assembling voting information and applying the informed expertise and judgment of TIM's personnel on a timely basis in pursuit of the above stated voting objectives. A further element of the Policy is that while voting on all issues presented should be considered, voting on all issues is not required unless specifically directed or required by a Client. It is also important to the pursuit of the Policy's voting objectives that TIM be able to substitute its judgment in any specific situation. Accordingly, TIM understands that it may substitute its judgment in a specific voting situation described in the Policy, except where explicitly prohibited by the Investment Client or the Policy.

PROXY VOTING COORDINATOR DUTIES

     o Collecting and assembling proxy statements and other communications pertaining to proxy voting; together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

     o Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by TIM and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

     o Maintain a list of all accounts, with a specification as to each account whether or not TIM is authorized to vote proxies respecting the account's portfolio securities and provide the appropriate portfolio managers any specific voting instructions from investment clients;

     o Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons;

     o Accumulating Voting Results (which may be performed by proxy voting services or agents engaged by TIM) and transmitting or arranging for the transmission of that information;

     o Communicate proxy voting information respecting votes on portfolio securities held by investment clients, including investment company clients provide in writing to any investment client requesting information on voting of proxies with respect to portfolio securities
          1) name of issuer; 2) ticker symbol and CUSIP number; 3) shareholder meeting date; 4) matter voted on; 5) whether a vote was cast; 6) how the vote was cast;

     o    Participating in the annual review of policy function.

PORTFOLIO MANAGERS

The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this Policy. The President may exercise this authority in any instance. The portfolio manager or President may delegate voting responsibilities to one or more other portfolio managers or other individuals. Persons exercising voting authority under this paragraph are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by TIM.

RESOLUTION OF CONFLICTS OF INTEREST

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service engaged by TIM. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Investment Client (or in the case of any Investment Company as to which TIM is the adviser or subadviser and is authorized to vote proxies, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager's recommendation. In all cases where such a vote is referred to the Investment Client, TIM shall disclose the Conflict of Interest to the Investment Client.

JOINING INSURGENT OR VOTING COMMITTEES

It is the policy of TIM, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his discretion, and shall advise the authorized representatives for the Account of any such action.

SOCIAL ISSUES

It is the presumption of this Policy that proxies shall not be voted on Social Issues. The President may approve voting of any security in an Account on any Social Issue.

The Funds' proxy voting record for the most recent 12-month period ended June 30th is available upon request by calling 1-877-71-Frost or by writing to the Funds at Frost Funds P.O. Box 219009 Kansas City, MO 64121-9009. In accordance with Securities and Exchange regulations, all Funds file a record of all proxy voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

ERISA ACCOUNTS

In considering proxy votes for ERISA Accounts:

     1. Plan trustees are ordinarily responsible for voting securities held by a plan, unless the plan documents direct TIM or another person to vote the proxies.

     2. If TIM is delegated authority to vote proxies, voting may be subject to specific written guidelines issued by the plan's trustees or other officials.

     3. TIM may not delegate authority to vote proxies, unless the plan documents or other written agreement expressly permit delegation.

ENGAGEMENT OF SERVICE PROVIDERS

Any portion or all of any one or more of these functions may be performed by service providers engaged by TIM. Persons exercising voting authority under the Policy are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by TIM. The President may authorize the Proxy Voting Coordinator to engage one or more service providers to perform any portion of their recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to TIM promptly upon request.

BOOKS AND RECORDS

In its books and records, the Proxy Voting Coordinator will:
Maintain copies of this Policy as from time to time revised or supplemented.

     o Maintain a copy of each proxy statement that TIM receives regarding Investment Client securities. In maintaining a record of proxy statements referred to in this item, the Proxy Voting Coordinator may rely on obtaining copies from the Securities and Exchange Commission's EDGAR system.




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     o    Maintain voting Results for each Investment Client.

          o Maintain a copy of any document created by TIM that was material to making a decision how to vote proxies on behalf of an Investment Client or that memorializes the basis for that decision.

          o Maintain a copy of each written Investment Client request for information on how TIM voted proxies on behalf of the Investment Client, and a copy of any written response by TIM to any (written or oral) Investment Client request for information on how TIM voted proxies on behalf of the requesting Investment Client.

          o Maintain copies of communications to Investment Clients respecting Conflicts of Interest.

In its books and records, the Chief Compliance Officer will:

     o Maintain all written reports arising from annual reviews of policy function.

These items will be maintained for a total period of five years. For the first two years these items will be stored in a designated area at the Companies' principal place of business, after the two-year period they can be moved and stored offsite.



















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